                                                           File Numbers 33-85496
                                                                        811-8830

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Pre-Effective Amendment Number

                  Post-Effective Amendment Number 19          X

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment Number 10             X

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                           (Exact Name of Registrant)

                        Minnesota Life Insurance Company
             (formerly The Minnesota Mutual Life Insurance Company)
                               (Name of Depositor)

                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
              (Address of Depositor's Principal Executive Offices)

                                 1-651-665-3500
               (Depositor's Telephone Number, including Area Code)

                              Dwayne C. Radel, Esq.
                    Senior Vice President and General Counsel
                        Minnesota Life Insurance Company
                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Stephen E. Roth, Esq.
                        Sutherland, Asbill & Brennan LLP
                          1275 Pennsylvania Avenue, NW
                          Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate box):

         immediately upon filing pursuant to paragraph (b) of Rule 485
     ---

      X  on May 1, 2008 pursuant to paragraph (b) of Rule 485
     ---

         60 days after filing pursuant to paragraph (a)(1) of Rule 485
     ---

         on (date) pursuant to paragraph (a)(1) of Rule 485
     ---

If appropriate, check the following:

         this post-effective amendment designates a new effective date for a
     ---
          previously filed post-effective amendment.

Title of Securities Being Registered: Group Variable Universal Life Insurance Contracts and Certificates.

PART A: INFORMATION REQUIRED IN A PROSPECTUS

Item Number     Caption in Prospectus
     1.         Front and Back Cover Pages

     2.         Benefit Summary: Benefits and Risks

     3.         Risk/Benefit Summary: Fee Table

     4.         General Description of Minnesota Life Variable Universal Life
                Account, Minnesota Life Insurance Company, Advantus Series Fund,
                Inc., Fidelity(R) Variable Insurance Products Funds, Janus Aspen
                Series, W&R Target Funds, Inc., Lord Abbett Series Fund, Inc.,
                Van Eck Worldwide Insurance Trust and BlackRock Variable
                Series Funds, Inc.

     5.         Charges

     6.         General Description of Contracts

     7.         Premiums

     8.         Death Benefits and Contract Values

     9.         Surrenders, Partial Surrenders, and Partial Withdrawals

    10.         Loans

    11.         Lapse and Reinstatement

    12.         Taxes

    13.         Legal Proceedings

    14.         Financial Statements

                                                         MINNESOTA LIFE VARIABLE
                                                          UNIVERSAL LIFE ACCOUNT
                                                MINNESOTA LIFE INSURANCE COMPANY

VARIABLE UNIVERSAL LIFE INSURANCE POLICY

This prospectus describes Variable Universal Life Insurance policies and certificates issued by Minnesota Life Insurance Company ("Minnesota Life", "we", "us" or "our").

The policies are designed for use in group-sponsored insurance programs to provide life insurance protection to individuals (each an "insured") and the flexibility to vary premium payments. Certificates are documents, generally held by individuals ("certificate owner", "owner" or "you"), setting forth or summarizing the rights of the owners and/or insureds and will be issued under the group contract. A group contract or group policy is the Minnesota Life Variable Group Universal Life Insurance Policy issued to an employer, association or organization that is sponsoring a program of insurance ("group sponsor" or "contractholder") for eligible participants. Individual policies can also be issued in connection with group-sponsored insurance programs in circumstances where a group contract is not issued. All references to a certificate in this prospectus shall include individual policies issued in this manner, as well as certificates issued under a group contract.

Subject to the limitations in this prospectus, the owner may allocate net premiums to one or more of the sub-accounts of a separate account of Minnesota Life called the Minnesota Life Variable Universal Life Account ("separate account"). The owner is the owner of the certificate as designated in the signed application or as subsequently changed as set forth in the certificate and this prospectus. The value of your investment in the separate account will vary with the investment experience of the selected sub-accounts of the separate account. There is no guaranteed minimum value associated with your investment in the separate account and its sub-accounts. Subject to the limitations in the group policy, the certificate and this prospectus, net premiums may also be allocated to a guaranteed account of Minnesota Life.

The separate account, through its sub-accounts, invests its assets in shares or Advantus Series Fund, Inc. (the "Series Fund"), Fidelity(R) Variable Insurance Products Funds ("Fidelity(R) VIP" or "VIP"), Janus Aspen Series and W&R Target Funds, Inc. (collectively the "Funds"). The Funds offer their shares exclusively to variable insurance products and certain qualified plans and have 20 portfolios which are available for contracts offered under this prospectus (the "Portfolios"). They are:

SERIES FUND

-    Bond Portfolio--Class 2 Shares

-    Index 400 Mid-Cap Portfolio--Class 2 Shares

-    Index 500 Portfolio--Class 2 Shares

-    International Bond Portfolio--Class 2 Shares

-    Money Market Portfolio

-    Mortgage Securities Portfolio--Class 2 Shares

-    Real Estate Securities Portfolio--Class 2 Shares

FIDELITY(R) VIP

-    VIP Contrafund Portfolio: Initial Class Shares

-    VIP Equity-Income Portfolio: Initial Class Shares

-    VIP High Income Portfolio: Initial Class Shares

JANUS ASPEN SERIES

-    Janus Aspen Series Forty Portfolio--Service Shares

-    Janus Aspen Series International Growth Portfolio--Service Shares

W&R TARGET FUNDS, INC.

-    W&R Target Balanced Portfolio

-    W&R Target Core Equity Portfolio

-    W&R Target Growth Portfolio

-    W&R Target International Value Portfolio

-    W&R Target Micro Cap Growth Portfolio

-    W&R Target Small Cap Growth Portfolio

-    W&R Target Small Cap Value Portfolio

-    W&R Target Value Portfolio

PLEASE NOTE THAT THE POLICY, CERTIFICATES AND THE PORTFOLIOS:

     are not guaranteed to achieve their goals;
     are not federally insured;
     are not endorsed by any bank or government agency; and are subject to risks, including loss of the amount invested.

A prospectus for each of the Portfolios available through the separate account must accompany this prospectus. Please read these documents carefully before investing and save them for future reference.

The Securities and Exchange Commission has not approved the policy, the certificates, the guaranteed account or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

THE POLICY AND CERTIFICATES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICIES OR CERTIFICATES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

The date of this prospectus and the statement of additional information is May 1, 2008.

Minnesota Life Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101-2098

                                                           [MINNESOTA LIFE LOGO]

Prospectus

TABLE OF CONTENTS

                                                                          PAGE
Questions and Answers about the Variable Group Universal Life Insurance
   Contract                                                                 2
   Summary of Benefits and Risks                                            2
   Risks of Owning a Variable Universal Life Insurance Certificate          2
   Fee Tables                                                               7
General Descriptions                                                       10
   Minnesota Life Insurance Company                                        10
   Minnesota Life Variable Universal Life Account                          10
   Additions, Deletions or Substitutions                                   13
   Voting Rights                                                           13
   The Guaranteed Account                                                  14
   Summary Information                                                     14
      Guaranteed Account Value                                             15
Charges                                                                    15
   Premium Expense Charges                                                 15
      Sales Charge                                                         15
      Premium Tax Charge                                                   16
      OBRA Expense Charge                                                  16
   Account Value Charges                                                   16
      Monthly Deduction                                                    16
      Partial Surrender Charge                                             17
      Transfer Charge                                                      17
      Additional Benefits Charges                                          18
   Separate Account Charges                                                18
   Fund Charges                                                            18
   Guarantee of Certain Charges                                            18
Information about the Group Policy and Certificates                        18
   Applications and Issuance                                               18
   Dollar Cost Averaging                                                   19
   Free Look                                                               19
   Continuation of Group Coverage                                          20
   Conversion Right to an Individual Policy                                20
   General Provisions of the Group Contract                                20
      Issuance                                                             20
      Termination                                                          20
      Right to Examine Group Contract                                      21
      Entire Group Contract                                                21
      Ownership of Group Contract and Group Contract Changes               21
Certificate Premiums                                                       21
   Premium Limitations                                                     22
   Allocation of Net Premiums and Account Value                            22
Death Benefit and Account Values                                           23
   Option A -- Level Death Benefit                                         23
   Option B -- Increasing Death Benefit                                    23
   Change in Face Amount                                                   23
      Increases                                                            23
      Decreases                                                            24
   Payment of Death Benefit Proceeds                                       24
   Account Values                                                          24
      Determination of the Guaranteed Account Value                        25
      Determination of the Separate Account Value                          25
      Unit Value                                                           25
      Net Investment Factor                                                26
      Daily Values                                                         26

                                                                          PAGE
Surrenders, Partial Surrenders and Transfers                               26
   Transfers                                                               27
      Market Timing                                                        27
      Guaranteed Account Transfer Restrictions                             28
      Other Transfer Information                                           29
Loans                                                                      30
   Loan Interest                                                           30
   Loan Repayments                                                         31
Lapse and Reinstatement                                                    31
   Lapse                                                                   31
   Reinstatement                                                           32
   Additional Benefits                                                     32
      Accelerated Benefits Rider                                           32
      Waiver of Premium Rider                                              32
      Accidental Death and Dismemberment Rider                             32
      Child Rider                                                          32
      Spouse Rider                                                         32
      Policyholder Contribution Rider                                      32
   General Matters Relating to the Certificate                             33
      Postponement of Payments                                             33
      The Certificate                                                      33
      Control of Certificate                                               33
      Maturity                                                             34
      Beneficiary                                                          34
      Change of Beneficiary                                                34
      Settlement Options                                                   34
Federal Tax Status                                                         35
   Introduction                                                            35
   Taxation of Minnesota Life and the Variable Universal Life Account      35
   Tax Status of Certificates                                              36
   Owner Control                                                           36
   Diversification of Investments                                          36
   Tax Treatment of Policy Benefits                                        36
   Modified Endowment Contracts                                            37
   Multiple Policies                                                       38
   Withholding                                                             38
   Other Transactions                                                      38
   Other Taxes                                                             38
      Non-Individual Owners and Business Beneficiaries of Policies         39
   Split-Dollar Arrangements                                               39
   Alternative Minimum Tax                                                 39
      Economic Growth and Tax Relief Reconciliation Act of 2001            40
Distribution of Certificates                                               40
   Payments Made by Underlying Mutual Funds                                41
Other Matters                                                              42
   Legal Proceedings                                                       42
   Registration Statement                                                  42
   Financial Statements                                                    42
Statement of Additional Information                                        43

QUESTIONS AND ANSWERS ABOUT THE
VARIABLE GROUP UNIVERSAL LIFE
INSURANCE CONTRACT

SUMMARY OF BENEFITS AND RISKS

     All of the benefits and risks summarized below are subject to the terms, conditions and restrictions of the group-sponsored insurance program, the certificate and this prospectus.

     A variable universal life insurance certificate is an adjustable benefit life insurance contract that allows accumulation of cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums. The cash value of the certificate will fluctuate with the performance of the sub-accounts of the separate account. The choice of available investment options ("sub-accounts") and the guaranteed account is determined under the group-sponsored insurance program. Values may be transferred among the available investment options. An owner may make a partial surrender from his/her certificate, surrender all of his/her certificate or take certificate loans. Each certificate has a minimum Face Amount of death benefit coverage. The death benefit of a certificate may be greater than its Face Amount, as further described in this prospectus. If a certificate is in force upon the insured's death, the death benefit will be paid to the designated beneficiary.

     We offer six Riders that provide supplemental benefits under the policy: the Accelerated Benefits Rider, Waiver of Premium Rider, Accidental Death and Dismemberment Rider, Child Rider, Spouse Rider and Policyholder Contribution Rider. There is no charge for the Accelerated Benefits Rider and Policyholder Contribution Rider. These Riders may not be available in all states or in all group-sponsored insurance programs.

     There are several ways of receiving proceeds under the death benefit of a certificate, other than in a lump sum. More detailed information concerning these settlement options is set forth later in this prospectus.

RISKS OF OWNING A VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE

     The account values of a certificate, to the extent invested in sub-accounts of the separate account, have no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may depreciate the owner's account value and, in some cases, may increase the cost of insurance. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus. You should carefully review each Fund prospectus before purchasing the certificate.

     A universal life insurance certificate is intended for the use of persons who wish to combine both life insurance and the accumulation of cash values. Because of this it is unsuitable as a short-term investment vehicle.

     There is a risk that a certificate will lapse. As described in the "Lapse and Reinstatement" section of this prospectus, lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made. You may reinstate a lapsed certificate, subject to certain conditions.

     Certificate loans may increase the risk of certificate lapse, may have a negative effect on a certificate's cash value and may reduce a certificate's death benefit.

     In some circumstances, experience credits, loans and amounts received from a partial surrender or surrender of the certificate will be subject to federal income taxation and an additional 10 percent income tax could be imposed. For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus. Withdrawals may also be assessed a processing charge of 2% of the amount withdrawn not to exceed $25.

     Consistent with the group-sponsored insurance program, the group policy, the certificate and this prospectus, we reserve the right to limit the size, number and frequency of transfers, limit the amount of a certificate loan, and restrict certificate withdrawals and surrenders.

WHAT IS A UNIVERSAL LIFE INSURANCE CERTIFICATE?

     A universal life insurance certificate is an adjustable benefit life insurance contract issued pursuant to a group policy. Unlike term life insurance, universal life insurance coverage allows you to accumulate cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums (which means premium payments may be increased or decreased as allowed for by the certificate and this prospectus).

     A universal life insurance certificate has a stated face amount of insurance payable in the event of the death of the insured, which is paid for by the deduction of specified monthly charges from the account values. The face amount is the minimum amount of death benefit proceeds paid upon the death of the insured, so long as the certificate remains in force and there are no outstanding loans. We will also deduct from the face amount any unpaid monthly deduction. The face amount is shown on the specifications page attached to the certificate. The insured is the person whose life is covered by life insurance under a certificate. Unlike term life insurance, universal life insurance coverage may be adjusted by the owner of the certificate, without the necessity of issuing a new certificate for that owner. There are limitations to these adjustments and we may require evidence of insurability before requested increases take effect.

     Universal life insurance coverage is provided without specifying the frequency and amount of each premium payment (as is the practice for scheduled premium life insurance). The time and amount of the payment of premium may be determined by the owner. The life insurance coverage will remain in force for an insured so long as the certificate's net cash value is sufficient to cover monthly charges when due. The net cash value is the account value of a certificate less any outstanding certificate loans and accrued certificate loan interest charged (plus any accrued loan interest credits) and less any charges due. It is the amount an owner may obtain through surrender of the certificate.

     Subject to restrictions described herein, an owner may make payments in excess of that minimum amount required to keep a certificate in force, take full or partial surrenders of cash values and take out certificate loans. If cash values are insufficient for the payment of the required monthly charges, then a premium payment is required or the life insurance coverage provided to the owner will lapse.

     A universal life insurance certificate may be inappropriate for individuals seeking life insurance protection which is the equivalent of term-type coverage. Term coverage is usually for a fixed period of time for a fixed premium.

WHAT MAKES THE CERTIFICATE "VARIABLE"?

     The certificate is termed "variable" because unlike a universal life certificate which provides for the accumulation of certificate values at fixed rates determined by the insurance company, variable universal life insurance certificate values may be invested in variable investment options. The separate account we use for our group contracts is called the Minnesota Life Variable Universal Life Account and is composed of variable investment options or sub-accounts. The separate account keeps its assets separate from the other assets of Minnesota Life. Each sub-account invests in a corresponding Portfolio of a Fund. Thus, the owner's account value, to the extent invested in the variable investment options (sub-accounts), will vary with the positive or negative investment experience of the corresponding Portfolios of the Funds.

     The account value of a certificate is the sum of the separate account value, guaranteed account value and loan account value. The separate account value is the sum of all current sub-account values. The guaranteed account value is the sum of all net premiums and transfers allocated to the guaranteed account and interest declared thereon and experience credits, if any, minus amounts transferred to the separate account or removed in connection with a partial surrender or loan and minus charges assessed against the guaranteed account value. The loan account value is the portion of the general account attributable to loans under a certificate together with accrued interest.

IS THERE AN INVESTMENT PERFORMANCE RISK?

     Yes. The account value of a certificate, to the extent invested in sub-accounts of the separate account, has no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may reduce the owner's account value. The owner is also subject to the risk that the investment performance of the selected sub-accounts may be less favorable than that of other sub-accounts, and in order to keep the certificate in force the owner may be required to pay more premiums than originally planned. The certificate also offers the owner the opportunity to have the account value increase more rapidly than it would under comparable fixed benefit certificates by virtue of favorable investment performance. In addition, under some certificates, the death benefit will also increase and decrease with investment experience.

     Subject to the limitations in the group policy, the certificate and this prospectus, owners seeking the traditional insurance protections of a guaranteed account value may allocate net premiums to the certificate's guaranteed account option which provides for guaranteed accumulation at a fixed rate of interest. Additional information on this option may be found under "The Guaranteed Account" and the "Death Benefit and Account Values" sections of this prospectus. If the owner allocates net premiums or account value to the guaranteed account, then we credit the owner's account value in the guaranteed account with a declared rate of interest, but the owner assumes the risk that the rates may decrease, although it will never be lower than a minimum guaranteed annual rate of 3 percent.

WHAT VARIABLE INVESTMENT OPTIONS ARE AVAILABLE?

     The separate account currently invests in each of the 20 Portfolios listed below. However, your group sponsor insurance program may limit the Portfolios, and in turn the sub-accounts, available for investment under your certificate. As such, you should consult your group sponsor to determine if restrictions apply to your investment in any of sub-accounts funded by the Portfolios listed below.

     Series Fund Portfolios include:
          Bond Portfolio--Class 2 Shares
          Index 400 Mid-Cap Portfolio--Class 2 Shares
          Index 500 Portfolio--Class 2 Shares
          International Bond Portfolio--Class 2 Shares
          Money Market Portfolio
          Mortgage Securities Portfolio--Class 2 Shares
          Real Estate Securities Portfolio--Class 2 Shares

     Fidelity(R) VIP Portfolios include:
          Fidelity(R) VIP Contrafund Portfolio: Initial Class Shares Fidelity(R) VIP Equity-Income Portfolio: Initial Class Shares Fidelity(R) VIP High Income Portfolio: Initial Class Shares

     Janus Aspen Series Portfolios include:
          Janus Aspen Series Forty Portfolio--Service Shares
          Janus Aspen Series International Growth Portfolio--Service Shares

     W&R Target Funds Portfolios include:
          W&R Target Funds, Inc.--Balanced Portfolio
          W&R Target Funds, Inc.--Core Equity Portfolio
          W&R Target Funds, Inc.--Growth Portfolio
          W&R Target Funds, Inc.--International Value Portfolio W&R Target Funds, Inc.--Micro Cap Growth Portfolio W&R Target Funds, Inc.--Small Cap Growth Portfolio W&R Target Funds, Inc.--Small Cap Value Portfolio
          W&R Target Funds, Inc.--Value Portfolio

     There is no assurance that any Portfolio will meet its objectives. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus. We reserve the right to add, combine or remove eligible Funds and Portfolios.

HOW CAN NET PREMIUMS BE ALLOCATED?

     In the initial signed application for life insurance, the owner may indicate the desired allocation of net premiums among the guaranteed account and the available sub-accounts of the separate account, subject to the limitations in the certificate and this prospectus. All future net premiums will be allocated in the same proportion until the owner requests a change in the allocation. Similarly, the owner may request a transfer of amounts between sub-accounts or between the sub-accounts and the guaranteed account, subject to the limitations in the certificate and this prospectus.

WHAT DEATH BENEFIT OPTIONS ARE OFFERED UNDER THE CERTIFICATE?

     We offer two death benefit options under the certificate. Under "Option A", a level death benefit, the death benefit is the face amount of the certificate. Under "Option B", a variable death benefit, the death benefit is the face amount of the certificate plus the net cash value. So long as a certificate remains in force and there are no certificate loans, the minimum death benefit under either option will be at least equal to the current face amount (less any unpaid monthly deduction). The death benefit proceeds will be adjusted by the amount of any charges due or overpaid and any outstanding certificate loans and certificate loan interest due determined as of the date of death.

     Only the group sponsor may choose one of the two death benefit options under a group-sponsored program. The death benefit option so chosen shall be the same for all participants under the program. Once elected, the death benefit option chosen by the group sponsor shall remain unchanged.

     There is a minimum initial face amount for the certificate which is stated on the specifications page of the certificate. The owner may generally change the face amount, but evidence of insurability of the insured may be required for certain face amount increases.

ARE THE BENEFITS UNDER A CERTIFICATE SUBJECT TO FEDERAL INCOME TAX?

     Although guidance is limited, we believe that the owner's certificate should qualify as a life insurance contract for federal income tax purposes. Assuming that a certificate qualifies as a life insurance contract for federal income tax purposes, the benefits under certificates described in this prospectus should receive the same tax treatment under the Code as benefits under traditional fixed benefit life insurance certificates. Therefore, death proceeds payable under variable life insurance certificates should be excludable from the beneficiary's gross income for federal income tax purposes. The owner's net cash value should grow tax-deferred until such cash value is actually distributed to the owner.

     Unless a certificate is classified as a "modified endowment contract," distributions, including partial and complete surrenders and experience credits paid in cash, will not be taxed except to the extent that they exceed the owner's "investment in the contract" (i.e., gross premiums paid under the certificate reduced by any previously received amounts that were excludable from income), and loans will generally not be treated as taxable distributions. For federal income tax purposes, certificates classified as modified endowment contracts are treated as life insurance only with respect to the tax treatment of death proceeds and the tax-free inside buildup of yearly account value increases. However, amounts received by the owner of a modified endowment contract, such as experience credits paid in cash, loans and amounts received from a partial surrender or from a surrender of the certificate will be subject to the same tax treatment as amounts received under an annuity during the accumulation period. Annuity tax treatment includes the 10 percent additional income tax imposed on the portion of any distribution that is included in income, except where the distribution or loan:

-    is made on or after the owner attains age 59 1/2,

-    is attributable to the owner becoming disabled, or

- is part of a series of substantially equal periodic payments for the life of the owner or the joint lives of the owner and beneficiary.

     Determining whether a certificate is a modified endowment contract requires an examination of the premium paid in relation to the death benefit of the certificate. A certificate would be a modified endowment contract if the total premiums during the first seven contract years exceed the total sum of the net level premiums which would be paid under a seven-pay life certificate. A certificate which is subject to a material change will be treated as a new certificate on the date that the material change takes effect, to determine whether it is a modified endowment contract. The account value on the material change date will be taken into account in determining whether the seven-pay standard is met.

     For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus.

DOES THE OWNER HAVE ACCESS TO THE ACCOUNT VALUES?

     Yes. The net cash value, subject to the limitations in the certificate and this prospectus, is available to the owner during the insured's lifetime. The net cash value may be used:

-    to provide retirement income,

-    as collateral for a loan,

- to continue some amount of insurance protection without payment of premiums, or

-    to obtain cash by surrendering the certificate in full or in part.

     The owner may borrow, as a certificate loan, an amount up to 90 percent of the owner's account value less any existing loan account value. The loan account is the portion of the general account attributable to loans under a certificate. Each alternative for accessing the owner's account value may be subject to conditions described in the certificate or under the "Death Benefit and Account Values", "Surrenders, Partial Surrenders and Transfers" and "Loans" sections of this prospectus.

     In general, the owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".) Partial surrenders may also be assessed a processing charge of 2% of the amount withdrawn not to exceed $25.

     A surrender or partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group-sponsored insurance program. The minimum will never exceed $500. The maximum partial surrender amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account.

WHAT CHARGES ARE ASSOCIATED WITH THE CERTIFICATE?

     We assess certain charges against each premium payment and the account values under each certificate and against the asset value of the separate account. These charges, which are largely designed to cover our expenses in providing insurance protection and in distributing and administering the certificates are described under the "Charges" section of this prospectus. The specific charges are shown on the specifications page of the certificate. There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Funds. We also reserve the right to charge against the separate account assets, or make other provisions, for additional tax liability we may incur with respect to the separate account or the certificates.

FEE TABLES

     The following tables describe the fees and expenses that are payable when buying, owning and surrendering the certificate. The first table describes the fees and expenses that are payable at the time that the owner buys the certificate, surrenders the certificate, or transfers cash value between available investment options.

                                TRANSACTION FEES

CHARGE                              WHEN CHARGE IS DEDUCTED          AMOUNT DEDUCTED
------                            --------------------------   ---------------------------
Maximum Sales Charge Imposed on
   Premiums                       From Each Premium Payment*   5 percent of Premium+
Maximum Premium Tax Charge        From Each Premium Payment*   4 percent of Premium+
Maximum OBRA Expense Charge**     From Each Premium Payment*   1.25 percent of Premium++
Maximum Deferred Sales Charge     None                         N/A
Maximum Partial Surrender Fee     From Each Partial Surrender  Lesser of $25 or  2 percent
                                                               of the amount withdrawn
Maximum Transfer Fee              Upon Each Transfer+++        $10+++

----------
  * The charge may be waived in some group sponsored insurance programs for premiums received in conjunction with an Internal Revenue Code Section 1035 exchange.

 ** The OBRA expense charge is to reimburse the Company for extra costs associated with a recent federal law that increases corporate tax owed by certain insurance companies. For a further discussion of the OBRA expense charge see the "OBRA Expense Charge" section of this prospectus.

  + The actual fee may vary depending upon the group-sponsored insurance program under which the certificate is issued, but will not exceed the fee stated in the table.

 ++ For a certificate considered to be an individual certificate under the Omnibus Budget Reconciliation Act of 1990 ("OBRA") the charge will not exceed 1.25 percent of each premium payment. If a certificate is considered to be a group certificate under OBRA, the charge will not exceed 0.25 percent of each premium payment for group-sponsored programs implemented prior to April 1, 2000 or 0.35 percent of each premium payment for group-sponsored programs implemented on or after April 1, 2000.

+++ There is currently no fee assessed for transfers. A charge, not to exceed $10 per transfer, may be imposed in the future.

     The next table describes the fees and expenses that an owner will pay periodically during the time that the owner owns the certificate, not including fund operating expenses. The table also includes rider charges that will apply if the owner purchases any rider(s) identified below.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

CHARGE                               WHEN CHARGE IS DEDUCTED                        AMOUNT DEDUCTED
---------------------------     --------------------------------   ------------------------------------------------
COST OF INSURANCE CHARGE(1)(6)
   MAXIMUM & MINIMUM CHARGE(7)  On the Certificate Date and Each   Maximum: $37.62 Per Month Per $1,000 of Net Amount at Risk
                                Subsequent Monthly Anniversary     Minimum: $0.03 Per Month Per $1,000 of Net Amount at Risk

   MAXIMUM & MINIMUM CHARGE
   FOR CERTIFICATES ISSUED
   PRIOR TO JANUARY 1, 2009
   AND ALL FACE AMOUNT
   INCREASES ON SUCH
   CERTIFICATES                 On the Certificate Date and Each   Maximum: $32.01 Per Month Per $1,000 of Net Amount at Risk
                                Subsequent Monthly Anniversary     Minimum: $0.03 Per Month Per $1,000 of Net Amount at Risk

   CHARGE FOR A 45 YEAR OLD
   NON-SMOKING
   CERTIFICATEHOLDER(8)         On the Certificate Date and Each   $0.11 Per Month Per $1,000 of Net Amount at Risk
                                Subsequent Monthly Anniversary

MORTALITY AND EXPENSE RISK
   CHARGE(2)                    Each Valuation Date                Maximum: 0.50 percent of average daily assets
                                                                   of the separate account per year

MONTHLY ADMINISTRATION
   CHARGE(3)                    On the Certificate Date and Each   Maximum: $4 Per Month
                                Subsequent Monthly Anniversary

LOAN INTEREST SPREAD(4)         Each Monthly Anniversary           2 percent of Policy Loan Per Year

ACCIDENTAL DEATH AND
   DISMEMBERMENT CHARGE(5)      On the Certificate Date and Each   Maximum: $0.10 Per Month Per $1,000 of Net Amount at Risk
                                Subsequent Monthly Anniversary

WAIVER OF PREMIUM CHARGE(5)     On the Certificate Date and Each   Maximum: 50 percent of the Cost of Insurance
                                Subsequent Monthly Anniversary     Charge

CHILD RIDER CHARGE(5)           On the Certificate Date and Each   Maximum: $0.35 Per Month Per $1,000 of Net Amount at Risk
                                Subsequent Monthly Anniversary

SPOUSE RIDER CHARGE(1)(5)
   MAXIMUM & MINIMUM CHARGE(7)  On the Certificate Date and Each   Maximum: $37.62 Per Month Per $1,000 of Net Amount at Risk
                                Subsequent Monthly Anniversary     Minimum: $0.03 Per Month Per $1,000 of Net Amount at Risk

   MAXIMUM & MINIMUM CHARGE
   FOR CERTIFICATES ISSUED
   PRIOR TO JANUARY 1, 2009
   AND ALL FACE AMOUNT
   INCREASES ON SUCH
   CERTIFICATES                 On the Certificate Date and Each   Maximum: $32.01 Per Month Per $1,000 of Net Amount at Risk
                                Subsequent Monthly Anniversary     Minimum: $0.03 Per Month Per $1,000 of Net Amount at Risk

   CHARGE FOR A 45 YEAR OLD
   NON-SMOKING
   CERTIFICATEHOLDER(8)         On the Certificate Date and Each   $0.11 Per Month Per $1,000 of Net Amount at Risk
                                Subsequent Monthly Anniversary

----------
(1) The cost of insurance charge will vary depending upon the insured's attained age, rate class and the group sponsored insurance program. The charges noted may not be representative of the charges that you would pay. For information regarding the specific cost of insurance rate that will apply to your certificate please contact Minnesota Life at 1-800-843-8358, during normal business hours of 8:00 a.m. to 4:45 p.m., Central Time.

(2) The mortality and expense risk charge will vary based on the group-sponsored insurance program under which the certificate is issued. Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those policies.

(3) The monthly administration charge depends on the number of certificate owners under the group sponsored insurance program, the administrative services provided, the expected average face amount as well as other certificate features.

(4) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed 8% annually) and the amount of interest we credit to the amount of the certificate loan in the loan account value (guaranteed not to be less than 6% annually). While a certificate loan is outstanding, loan interest is due and payable in arrears at the end of each certificate month or for the duration of the certificate, if shorter. For a complete discussion of loan interest charges and credits see the "Loan Interest" section of this prospectus.

(5) The availability of additional insurance benefit riders will depend upon the particular group sponsored insurance program. You should check with your group sponsor to determine which additional insurance benefit riders are available under your program. Charges for additional insurance benefit riders may vary among group sponsored insurance programs.

(6) The net amount at risk for a certificate month is the difference between the death benefit and the account value.

(7) The maximum charge in this row applies to certificates issued on or after January 1, 2009.

(8)  For certificates issued both before and after January 1, 2009.

     For information concerning compensation paid for the sale of the group contract and certificates, see the "Distribution of Certificates" section of the prospectus.

     The next table describes the range of total annual Portfolio operating expenses that an owner will pay while he or she owns the certificate. Expenses of the Portfolios may be higher or lower in the future. The table shows the lowest and highest expenses (as a percentage of Portfolio assets) charged by any of the Funds for its Portfolios for the fiscal year ended December 31, 2007. More detail concerning a particular Fund and its Portfolios' fees and expenses is contained in the prospectus for that Fund.

                  RANGE OF ANNUAL PORTFOLIO OPERATING EXPENSES
     (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS INCLUDING MANAGEMENT
              FEES, DISTRIBUTION (12b-1) FEES AND OTHER EXPENSES)*


FEE DESCRIPTION                             MINIMUM   MAXIMUM
-----------------------------------------   -------   -------
Total Annual Portfolio Operating Expenses    0.46%     1.32%


----------

* The range of Total Annual Portfolio Operating Expenses presented in this table does not reflect any fee waivers or expense reductions. Under certain circumstances the Funds may charge a redemption fee for certain market timing or frequent trading activity. For more detailed information about the fee and expense charges, fee waivers (if applicable), redemption fee (if applicable) and expense reductions (if applicable) for a particular Fund Portfolio please see that Fund's prospectus.

GENERAL DESCRIPTIONS

MINNESOTA LIFE INSURANCE COMPANY

     We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to do a life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam. Any benefits due and owing pursuant to a certificate are obligations of Minnesota Life.

MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

     On August 8, 1994, the separate account was established in accordance with Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940. Such registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the separate account. The separate account meets the definition of a "separate account" under the federal securities laws.

     We are the legal owner of the assets in the separate account. The obligations to group contract and certificate owners and beneficiaries arising under the group contracts and certificates are general corporate obligations of Minnesota Life. Our general assets back these obligations. The Minnesota law under which the separate account was established provides that the assets of the separate account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance certificates for which the separate account was established. The income gains and losses credited to or charged against the separate account reflect the account's own investment experience and are entirely independent of both the investment performance of our guaranteed account and of any other separate account which we may have established or may later establish.

     The separate account is divided into sub-accounts, each of which currently invests in one of the 20 Fund Portfolios shown on the cover page of this prospectus. Your group sponsor insurance program, however, may limit the Portfolios, and in turn the sub-accounts, available for investment under your certificate. As such, you should consult your group sponsor to determine if restrictions apply to your investment in any of sub-accounts funded by the Portfolios.

     The separate account currently invests in Portfolios of the Series Fund, Fidelity VIP, Janus Aspen Series and W&R Target Funds, Inc. The Fund Portfolio prospectuses accompany this prospectus. For additional copies please call us at 1-800-843-8358. You should read each prospectus carefully before investing in the certificate.

     The assets of each Portfolio are separate from the others and each has different investment objectives and policies. Therefore, each Portfolio operates as a separate investment fund and the investment performance of one has no effect on the investment performance of the other Portfolios.

     All dividends and capital gains distributions from each Portfolio are automatically reinvested in shares of that Portfolio at net asset value.

     Below is a list of the Portfolios and their adviser and sub-adviser, if applicable.

FUND/PORTFOLIO                                              INVESTMENT ADVISER           INVESTMENT SUB-ADVISER
-------------------------------------------------   ---------------------------------   ------------------------
SERIES FUND:
Bond Portfolio--Class 2 Shares                      Advantus Capital Management, Inc.
Index 400 Mid-Cap  Portfolio--Class 2 Shares        Advantus Capital Management, Inc.
Index 500 Portfolio--Class 2 Shares                 Advantus Capital Management, Inc.
International Bond  Portfolio--Class 2 Shares       Advantus Capital Management, Inc.   Franklin Advisers, Inc.
Money Market Portfolio                              Advantus Capital Management, Inc.
Mortgage Securities  Portfolio--Class 2 Shares      Advantus Capital Management, Inc.
Real Estate Securities  Portfolio--Class 2 Shares   Advantus Capital Management, Inc.

FIDELITY(R) VIP:
Contrafund(R) Portfolio:
   Initial Class Shares                             Fidelity Management & Research      FMR Co., Inc., Fidelity
     (Seeks long-term capital appreciation.)        Company                             Management &
                                                                                        Research (U.K.) Inc.,
                                                                                        Fidelity Research &
                                                                                        Analysis Company,
                                                                                        Fidelity Investments
                                                                                        Japan Limited, Fidelity
                                                                                        International Investment
                                                                                        Advisors, Fidelity
                                                                                        International Investment
                                                                                        Advisors (U.K.) Limited
Equity-Income Portfolio:
   Initial Class Shares                             Fidelity Management & Research      FMR Co., Inc., Fidelity
     (Seeks reasonable income. The fund will        Company                             Management &
     also consider the potential for capital                                            Research (U.K.) Inc.,
     appreciation. The fund's goal is to                                                Fidelity Research &
     achieve a yield which exceeds the                                                  Analysis Company,
     composite yield on the securities                                                  Fidelity Investments
     comprising the Standard & Poor's 500(SM)                                           Japan Limited, Fidelity
     Index (S&P 500(R)).)                                                               International Investment
                                                                                        Advisors, Fidelity
                                                                                        International Investment
                                                                                        Advisors (U.K.) Limited
High Income Portfolio:
   Initial Class Shares                             Fidelity Management & Research      FMR Co., Inc., Fidelity
     (Seeks a high level of current income,         Company                             Management &
     while also considering growth of capital.)                                         Research (U.K.) Inc.,
                                                                                        Fidelity Research &
                                                                                        Analysis Company,
                                                                                        Fidelity Investments
                                                                                        Japan Limited, Fidelity
                                                                                        International Investment
                                                                                        Advisors, Fidelity
                                                                                        International Investment
                                                                                        Advisors (U.K.) Limited

JANUS ASPEN SERIES:
Forty Portfolio--Service Shares                     Janus Capital Management LLC
   (Seeks long-term growth of capital.)
International Growth Portfolio--
   Service Shares                                   Janus Capital Management LLC
   (Seeks long-term growth of capital.)

FUND/PORTFOLIO                                   INVESTMENT ADVISER          INVESTMENT SUB-ADVISER
----------------------------------------------   -------------------------   ----------------------
W&R TARGET FUNDS, INC.:
   W&R Target Balanced Portfolio                 Waddell & Reed Investment
      (Seeks, as a primary objective, to         Management Company
      provide current income to the extent
      that, in the opinion of Waddell & Reed
      Investment Management Company, the
      Fund's investment manager, market
      and economic conditions permit. As a
      secondary objective, the Portfolio seeks
      long-term appreciation of capital.)
   W&R Target Core Equity Portfolio              Waddell & Reed Investment
      (Seeks capital growth and income.)         Management Company
   W&R Target Growth Portfolio                   Waddell & Reed Investment
     (Seeks capital growth, with current         Management Company
     income as a secondary objective.)
   W&R Target International Value Portfolio      Waddell & Reed Investment   Templeton Investment
                                                 Management Company          Counsel, LLC
   W&R Target Micro Cap Growth Portfolio         Waddell & Reed Investment   Wall Street Associates
                                                 Management Company
   W&R Target Small Cap Growth Portfolio         Waddell & Reed Investment
                                                 Management Company
   W&R Target Small Cap Value Portfolio          Waddell & Reed Investment
                                                 Management Company
   W&R Target Value Portfolio                    Waddell & Reed Investment
      (Seeks long-term capital appreciation.)    Management Company


The above Portfolios were selected based on several criteria, including asset class coverage, the strength of the investment adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we considered during the selection process was whether the Portfolio's investment adviser or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Payments Made by Underlying Mutual Funds."

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CERTIFICATE CASH VALUE OF YOUR CERTIFICATE RESULTING FROM THE PERFORMANCE OF THE PORTFOLIO YOU HAVE CHOSEN.

ADDITIONS, DELETIONS OR SUBSTITUTIONS

     We reserve the right to add, combine or remove any sub-accounts of the Variable Universal Life Account when permitted by law. Each additional sub-account will purchase shares in a new portfolio or mutual fund. New sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the separate account. Any new investment option will be made available to existing owners on whatever basis we may determine.

     We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the separate account. If investment in a Portfolio of the Funds should no longer be possible or if we determine it becomes inappropriate for certificates of this class, we may substitute another mutual fund or portfolio for a sub-account. Substitution may be made with respect to existing account values and future premium payments. A substitution may be made only with any necessary approval of the Securities and Exchange Commission.

     We reserve the right to transfer assets of the separate account as determined by us to be associated with the certificates to another separate account. A transfer of this kind may require the approval of state regulatory authorities and of the Securities and Exchange Commission.

     We also reserve the right, when permitted by law, to restrict or eliminate any voting right of owners or other persons who have voting rights as to the separate account, and to combine the separate account with one or more other separate accounts, and to de-register the separate account under the Investment Company Act of 1940.

     The Funds serve as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts, as the investment medium for such policies and contracts issued by Minnesota Life and other affiliated and unaffiliated life insurance companies, and as the investment medium when used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in one of the Funds at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in one of the Funds at the same time or (iii) participating qualified plans to invest in shares of one of the Funds at the same time as one or more life insurance companies. Neither the Funds nor Minnesota Life currently foresees any disadvantage, but if one of the Funds determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, one of the Funds' Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Funds' shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

VOTING RIGHTS

     We will vote the shares of the Funds held in the various sub-accounts of the Variable Universal Life Account at regular and special shareholder meetings of the Funds in accordance with the owner's instructions. If, however, the Investment Company Act of 1940, as amended, or any regulation thereunder should change and we determine that it is permissible to vote the shares of the Funds in our own right, we may elect to do so. The number of votes as to which the owner has the right to instruct will be determined by dividing his or her sub-account value by the net asset value per share of the corresponding Portfolio of the Funds. The sub-account value is the number of units of a sub-account credited to a certificate multiplied by the current unit value for that sub-account. Fractional shares will be counted. The number of votes as to which the owner has the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited prior to the meeting in accordance with procedures established by the Funds. We will vote shares of the Funds held by the separate account as to which no instructions are received in proportion to the voting instructions which are received from certificate owners with respect to all certificates participating in the separate account. Proportional voting may result in a small number of certificate owners determining the outcome of a vote.

     We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in sub-classification or investment policies of the Funds or approve or disapprove an investment advisory contract of the Funds. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of one or more of the Funds if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of certificate owners or if we determine that the change would be inconsistent with the investment objectives of the Funds or would result in the purchase of securities for the Funds which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in the owner's next semi-annual report.

THE GUARANTEED ACCOUNT

     The guaranteed account is part of our general account. The owner may allocate net premiums and may transfer net cash values of the certificate, subject to the limitations in the certificate and this prospectus, to our guaranteed account.

     Because of exemptive and exclusionary provisions, interests in Minnesota Life's guaranteed account have not been registered under the Securities Act of 1933, and the guaranteed account has not been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the guaranteed account nor any interest therein is subject to the provisions of these Acts, and Minnesota Life has been advised that the staff of the SEC does not review disclosures relating to it. Disclosures regarding the guaranteed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     This prospectus describes a Variable Universal Life Insurance group contract and certificate and is generally intended to serve as a disclosure document only for the aspects of the group contract and certificate relating to the sub-accounts of the separate account. For more information about the guaranteed account, please see the certificate and the summary information provided immediately below.

SUMMARY INFORMATION

     Minnesota Life's general account consists of all assets owned by Minnesota Life other than those in the separate account and any other separate accounts which we may establish. The guaranteed account is that portion of the general assets of Minnesota Life, exclusive of loans, which is attributable to the group contract and certificate described herein and others of their class. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of group contracts and certificates of this class. Allocations to the guaranteed account become part of the general assets of Minnesota Life and are used to support insurance and annuity obligations and are subject to the claims of our creditors. Subject to applicable law, we have sole discretion over the investment of assets of the guaranteed account. Owners do not share in the actual investment experience of the assets in the guaranteed account.

     A portion or all the net premiums may be allocated or transferred to accumulate at a fixed rate of interest in the guaranteed account, though we reserve the right to restrict the allocation of premium into the guaranteed account. Transfers from the guaranteed account to the sub-accounts of the separate account are subject to certain limitations with respect to timing and amount. These restrictions are described under the "Transfers" section of this prospectus. Amounts allocated or transferred to the guaranteed account are guaranteed by us as to principal and a minimum rate of interest.

GUARANTEED ACCOUNT VALUE Minnesota Life bears the full investment risk for amounts allocated to the guaranteed account and guarantees that interest credited to each owner's account value in the guaranteed account will not be less than the minimum guaranteed annual rate without regard to the actual investment experience of the guaranteed account. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001 the minimum guaranteed annual rate is 3 percent. We may, at our sole discretion, credit a higher rate of interest ("excess interest") although we are not obligated to do so. Any interest credited on the certificate's account value in the guaranteed account in excess of the guaranteed minimum rate per year will be determined at our sole discretion. The owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.

     Even if excess interest is credited to the guaranteed account value, no excess interest will be credited to the loan account value.

                                                                         CHARGES

     Premium expense and account value charges will be deducted in connection with the certificates and paid to us, to compensate us for providing the insurance benefits set forth in the certificates, administering the certificates, incurring expenses in distributing the certificates and assuming certain risks in connection with the certificates. These charges will vary based on the group-sponsored insurance program under which the certificate is issued. We will determine the charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. The charges for certificates under a group-sponsored insurance program are shown on the specifications page of the certificate.

     There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Funds.

PREMIUM EXPENSE CHARGES

     The premium expense charges described below will be deducted from each premium payment we receive. The remaining amount, or net premium, will be allocated to the guaranteed account and/or sub-accounts of the separate account, as directed by the owner, and become part of the certificate's net cash value.

SALES CHARGE We may deduct a sales charge from each premium paid under the certificate. Sales charges vary based on the group-sponsored insurance program under which the certificate is issued. The charge will never exceed 5 percent of each premium paid. The sales charge will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the level of commissions paid to agents and brokers and their affiliated broker-dealers, and other circumstances of which we are not presently aware. We may waive the sales charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate. In addition, we may waive the sales charge for premiums paid by designated payors under a group-sponsored insurance program (for example, insureds versus the group sponsor).

     The amount of the sales charge in any certificate year may not be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered from the sales charge, we will recover them from our other assets or surplus, which may include profits from the mortality and expense risk charge, the cost of insurance charge or the administration charge.

PREMIUM TAX CHARGE We will deduct a percentage of premium charge, not to exceed 4 percent of each premium received for premium taxes. Premium tax charges vary based on the group-sponsored insurance program under which the certificate is issued. This charge is to compensate us for our payment of premium taxes that are imposed by various states and local jurisdictions, and such other charges or expenses as we may incur with respect to the certificates, including guaranty fund assessments. The state and/or jurisdiction in which a group policy is issued may impose taxes that are higher or lower than the premium taxes actually imposed on the group policy. This charge will be between 0 percent and 4 percent of each premium payment. We may waive the premium tax charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

OBRA EXPENSE CHARGE Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"), as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. For certificates deemed to be group certificates for purposes of OBRA, we make a charge against each premium payment to compensate us for corporate taxes. The charge will not exceed 0.35 percent of premium. Under certificates deemed to be individual contracts under OBRA, we make a charge of up to 1.25 percent of each premium payment. We may waive the OBRA expense charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

ACCOUNT VALUE CHARGES

     The account value charges described below will be deducted from the net cash value. If the net cash value is insufficient to cover the account value charges, the certificate will lapse unless sufficient payment is received within the grace period.

MONTHLY DEDUCTION The charges deducted as part of the monthly deduction vary based on the group-sponsored insurance program under which the certificate is issued. As of the certificate date and each subsequent monthly anniversary, we will deduct an amount from the net cash value of the owner's certificate to cover certain charges and expenses incurred in connection with the certificate. The monthly deduction will be the sum of the following applicable items: (1) an administration charge; (2) a cost of insurance charge; and (3) the cost of any additional insurance benefits provided by rider. The monthly anniversary is the first day of each calendar month on, or following, the issue date. The monthly deduction will be deducted from the guaranteed account value and the separate account value in the same proportion that those values bear to the net cash value and, as to the separate account, from each sub-account in the proportion that the sub-account value in such sub-account bears to the separate account value of the certificate.

     We may deduct an ADMINISTRATION CHARGE from the net cash value of the certificate each month. The administration charge will never exceed $4 per month. This charge is to compensate us for expenses incurred in the administration of the certificates. These expenses include the costs of processing enrollments, determining insurability, and establishing and maintaining certificate records. Differences in the administration charge applicable to specific group-sponsored insurance programs will be determined based on expected differences in the administrative costs for the certificates or in the amount of revenues that we expect to derive from the charge. Such differences may result, for example, from the number of eligible members in the group, the type and scope of administrative support provided by the group sponsor, face amount and account value, and the features to be included in certificates under the group-sponsored insurance program. An eligible member is a member of the group seeking insurance who meets the requirements stated on the specifications page of the group contract. This charge is not designed to produce a profit.

     The monthly COST OF INSURANCE will be calculated by multiplying the applicable cost of insurance rate based on the insured's attained

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

age and rate class by the net amount at risk for each certificate month. The attained age is the issue age of the insured plus the number of completed certificate years. The net amount at risk for a certificate month is the difference between the death benefit and the account value. The net amount at risk may be affected by changes in the face amount of the certificate or by changes in the account value. Account value, to the extent invested in sub-accounts of the separate account, will vary depending upon the investment performance of the sub-accounts.

     Cost of insurance rates for each group-sponsored insurance program are determined based on a variety of factors related to group mortality including gender mix, average amount of insurance, age distribution, occupations, industry, geographic location, participation, level of medical underwriting required, degree of stability in the charges sought by the group sponsor, prior mortality experience of the group, number of actual or anticipated owners electing the continuation option, and other factors which may affect expected mortality experience. In addition, cost of insurance rates may be intended to cover expenses to the extent they are not covered by the other certificate charges. Changes in the current cost of insurance rates may be made based on any factor which affects the actual or expected mortality or expenses of the group.

     Changes to the cost of insurance rates are generally effective on the anniversary of the issuance of the group policy, although changes may be made at other times if warranted due to a change in the underlying characteristics of the group, changes in benefits included in certificates under the group contract, experience of the group, changes in the expense structure, or a combination of these factors.

     Any changes in the current cost of insurance rates will apply to all persons of the same attained age and rate class under the group-sponsored insurance program. We and the group contractholder will agree to the number of classes and characteristics of each rate class. The classes may vary by tobacco users and non-tobacco users, active and retired status, owners of coverage continued under the continuation provision and other owners, and/or any other nondiscriminatory classes agreed to by the group sponsor.

     The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the certificate. For policies and certificates issued prior to or on December 31, 2008, and all face amount increases on such policies and certificates, the guaranteed rates are 125 percent of the maximum rates that could be charged based on 1980 Commissioners Standard Ordinary Mortality Tables ("1980 CSO Table")(a maximum charge of $32.01 per month per $1,000 of net amount at risk). The guaranteed rates are higher than 100 percent of the 1980 CSO Table because we may use a simplified underwriting approach and may issue certificates that do not require medical evidence of insurability. The current cost of insurance rates are generally lower than 100 percent of the 1980 CSO Table. (For purposes of premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, we will use 100 percent of the 1980 CSO Table.)

     For group policies and certificates issued on and after January 1, 2009, the guaranteed rates are 200 percent of the maximum rates that could be charged based on 2001 Commissioners Standard Ordinary Mortality Tables ("2001 CSO Table")(a maximum charge of $37.62 per month per $1,000 of net amount at risk). The guaranteed rates are higher than 100 percent of the 2001 CSO Table because we may use a simplified underwriting approach and may issue certificates that do not require medical evidence of insurability. The current cost of insurance rates are generally lower than 100 percent of the 2001 CSO Table. (For purposes of premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, we will use 100 percent of the 2001 CSO Table.)

PARTIAL SURRENDER CHARGE For certificates under some group-sponsored insurance programs, a transaction charge will be assessed against the net cash value for each partial surrender to cover the administrative costs incurred in processing the partial surrender. The charge will not exceed the lesser of $25 or 2 percent of the amount withdrawn. This charge will be assessed in the same manner as the monthly deduction. This charge is not designed to produce a profit.

TRANSFER CHARGE There is currently no charge assessed on transfers of net cash value between the guaranteed account and the separate account or among the


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sub-accounts of the separate account. A charge, not to exceed $10 per transfer, may be imposed in the future.

ADDITIONAL BENEFITS CHARGES Additional benefits may be included with the certificate by rider, subject to the limitations of the group policy and this prospectus. Some of these additional benefits will have charges associated with them. For a complete discussion of additional benefits see the "Additional Benefits" section of this prospectus.

SEPARATE ACCOUNT CHARGES

     We assess a MORTALITY AND EXPENSE RISK CHARGE directly against the separate account assets. This charge will vary based on the group-sponsored insurance program under which the certificate is issued. The annual rate will not exceed ..50 percent of the average daily assets of the separate account. The mortality and expense risk charge compensates us for assuming the risk that the cost of insurance and other charges will be insufficient to cover the actual mortality experience and other costs in connection with the policies.

     Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those contracts. Differences in mortality and expense risk arise principally from the fact that:
(1) the factors used to determine cost of insurance and administration charges are more uncertain for some group-sponsored insurance programs than for others; and (2) our ability to recover any unexpected mortality and administration costs will also vary from group-sponsored insurance program to group-sponsored insurance program, depending on the charges established for policies issued under the group-sponsored insurance program, and on other financial factors.

     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account, the group contract or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and OBRA related expenses. No such charge or provision is made at the present time.

FUND CHARGES

     Shares of the Funds are purchased for the separate account at their net asset value, which reflects advisory fees and portfolio expense fees which are assessed against the net asset value of each of the Portfolios of the Funds. Advisory fees and portfolio expense fees of the Fund are described in each Fund's prospectus.

GUARANTEE OF CERTAIN CHARGES

     We will not increase the following charges for group policies: (1) the maximum sales charge; (2) the maximum premium tax charge; (3) the OBRA expense charge (unless there is a change in the law regarding the federal income tax treatment of deferred acquisition costs); (4) the maximum cost of insurance charge; (5) the maximum administration charge; (6) the maximum partial surrender transaction charge; (7) the maximum transfer charge; and (8) the maximum separate account charge for mortality and expense risk.

INFORMATION ABOUT THE GROUP POLICY AND CERTIFICATES

APPLICATIONS AND ISSUANCE

     We will generally issue a group contract to a group, as defined and permitted by state law. For example, a group contract may be issued to an employer, whose employees and/or their spouses may become insured thereunder so long as the person is within a class of members eligible to be included in the group contract. The class(es) of members eligible to be insured by a certificate under the group contract are set forth in that group contract's specifications page. The group contract will be issued upon receipt of a signed application for the group contract signed by a duly authorized officer of the group wishing to enter into a group contract and the acceptance of that signed application by a duly authorized officer of Minnesota Life at its home office. Individuals wishing to purchase a certificate insuring an eligible member under a group-sponsored insurance program must complete the appropriate application for life insurance and submit it to our home office. If the application is approved, we will issue either a certificate or an individual policy to give to the owner. The issuance of a group contract or an individual policy and their associated forms is always subject to the approval of those documents by state insurance regulatory authorities for use.

     Individuals who satisfy the eligibility requirements under a particular group contract may be required to submit to an underwriting procedure which requires satisfactory responses to certain health questions in the application and to provide, in some cases, medical information. Acceptance of an application is subject to our underwriting rules, and we reserve the right to reject an application for any reason.

     A certificate will not take effect until the owner signs the appropriate application for insurance, the initial premium has been paid prior to the insured's death, the insured is eligible, and we approve the completed signed application. The date on which the last event occurs shall be the effective date of coverage ("issue date").

DOLLAR COST AVERAGING

     We currently offer a dollar cost averaging option enabling the owner to preauthorize automatic monthly or quarterly transfers from the Series Fund Money Market Sub-Account to any of the other sub-accounts. There is no charge for this option. The transfers will occur on monthly anniversaries. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities is averaged over time and possibly over various market values. Since the value of the units will vary over time, the amounts allocated to a sub-account will result in the crediting of a greater number of units when the unit value is low and a lesser number of units when the unit value is high.

     Dollar cost averaging does not guarantee profits, nor does it assure that a certificate will not have losses.

     To elect dollar cost averaging the owner must have at least $3,000 in the Series Fund Money Market Sub-Account. The automatic transfer amount from the Series Fund Money Market Sub-Account must be at least $250. The minimum amount that may be transferred to any one of the other sub-accounts is $50. We reserve the right to discontinue, modify or suspend the dollar cost averaging program at any time.

     A dollar cost averaging request form is available to the owner upon request. On the form the owner will designate the specific dollar amount to be transferred, the sub-accounts to which the transfer is to be made, the desired frequency of the transfer and the total number of transfers to be made. If at any time while the dollar cost averaging option is in effect, the amount in the Series Fund Money Market Sub-Account is insufficient to cover the amount designated to be transferred the current election in effect will terminate.

     An owner may instruct us at any time to terminate the dollar cost averaging election by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The amount from which transfers were being made will remain in the Series Fund Money Market Sub-Account unless a transfer request is made. Transfers made pursuant to the dollar cost averaging option will not be subject to any transfer charges, in the event such charges are imposed.

FREE LOOK

     It is important to us that the owner is satisfied with the certificate after it is issued. If the owner is not satisfied with it, the owner may return the certificate to us within 10 days after the owner receives it. If the certificate is returned, the owner will receive within seven days of the date we receive the notice of cancellation a full refund of the premiums paid or the net cash value of the certificate, if greater.

     A request for an increase in face amount also may be canceled. The request for cancellation must be made within the 10 days, or that period required by applicable state law, after the owner receives the new certificate specifications page for the increase.

     Upon cancellation of an increase, the owner may request that we refund the amount of the additional charges deducted in connection with the increase. This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made without the increase. If no request is made for a refund, we will increase the certificate's account value by the amount of these additional charges. This amount will be allocated among the sub-accounts of the separate account and guaranteed account in the same manner as it was deducted.

CONTINUATION OF GROUP COVERAGE

     If the insured's eligibility under a group contract ends, the owner's current group coverage may continue unless the certificate is no longer in force or the limitations below apply as of the date eligibility ends:

-    The group contract has terminated; or

- The owner has less than the required minimum in his or her net cash value after deduction of charges for the month in which eligibility ends. The required minimum will vary based on the group-sponsored program under which the certificate is issued. The required minimum will never be higher than $250.

     The insurance amount will not change unless the owner requests a change. We reserve the right to alter all charges not to exceed the maximums. These charges may be higher than those applicable to policies under the group contract that have not been continued under this provision.

     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

CONVERSION RIGHT TO AN INDIVIDUAL POLICY

     If life insurance provided under the group contract is not continued upon termination of the insured's eligibility under the group contract, or if the group contract terminates or is amended so as to terminate the insurance, the owner may convert the insurance under the group certificate to an individual policy of life insurance with us subject to the following:

- The owner's written application to convert to an individual policy and the first premium for the individual policy must be received in our home office within 31 days of the date the owner's insurance terminates under the group contract.

- The owner may convert all or a part of the group insurance in effect on the date that the owner's coverage terminated to any individual life insurance policy we offer, except a policy of term insurance. We will issue the individual policy on the policy forms we then use for the plan of insurance the owner has requested, and the owner may choose any death benefit option offered by such policy forms. The premium charge for this insurance will be based upon the insured's age as of his or her nearest birthday.

- If the insured should die within 31 days of the date that the group contract terminates, the full amount of insurance that could have been converted under this policy will be paid.

     In the case of the termination of the group contract, we may require that an insured under a certificate issued under the group contract be so insured for at least five years prior to the termination date in order to qualify for the above conversion privilege.

GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE The group contract will be issued upon receipt of an application for group insurance signed by a duly authorized officer of the group sponsor and acceptance by a duly authorized officer of Minnesota Life at our home office.

TERMINATION The contractholder may terminate a group contract by giving us 31 days prior written notice of the intent to terminate. In addition, we may terminate a group contract or any of its provisions on 61 days' notice. We may elect to limit the situations in which we may exercise our right to terminate the group contract to situations such as the non-payment of premiums or where, during any twelve month period, the aggregate specified face amount for all certificates under the group contract or the number of certificates under a group contract decreases by certain amounts or below the minimum permissible levels we establish for the group contract. No individual may become insured under the group contract after the effective date of a notice of termination. However, if the group contract terminates, certificates may be allowed to convert to individual coverage as described under the "Conversion Right to an Individual Policy" section of this prospectus.


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Upon termination of a group contract, we reserve the right to complete the distribution of account values attributable to the guaranteed account over a period of time determined by us, but not more than six months. This delayed distribution does not in any way continue or extend any insurance that has otherwise terminated due to termination of a group contract.

     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

RIGHT TO EXAMINE GROUP CONTRACT The contractholder may terminate the group contract within 10 days, or that period required by law, after receiving it. To cancel the group contract, the contractholder should mail or deliver the group contract to us.

ENTIRE GROUP CONTRACT The group contract, the attached copy of the contractholder's signed application and any additional agreements constitute the entire contract between the contractholder and us. All statements made by the contractholder, any owner or any insured will be deemed representations and not warranties. A misstatement will not be used in any contest or to reduce claim under the group contract, unless it is in writing. A copy of the signed application containing such misstatement must have been given to the contractholder or to the insured or to his or her beneficiary, if any.

OWNERSHIP OF GROUP CONTRACT AND GROUP CONTRACT CHANGES The contractholder owns the group contract. THE GROUP CONTRACT MAY BE CHANGED OR AMENDED BY AGREEMENT BETWEEN US AND THE CONTRACTHOLDER WITHOUT THE CONSENT OF ANY PERSON CLAIMING RIGHTS OR BENEFITS UNDER THE GROUP CONTRACT. ANY SUCH CHANGES MADE, THAT ARE NOT MATERIAL TO THE INFORMATION PRESENTED IN THIS REGISTRATION STATEMENT, MAY BE MADE WITHOUT NOTICE TO OR CONSENT OF THE CERTIFICATE OWNERS. However, unless the contractholder owns all of the certificates issued under the group contract, the contractholder does not have any ownership interest in the certificates issued under the group contract. The rights and benefits under the certificates of the owners, insureds and beneficiaries are as set forth in this prospectus and in the certificates. Certificate owners have no rights or obligations under the group contract other than those described in the group contract.

                                                            CERTIFICATE PREMIUMS

     A premium must be paid to put a certificate in force, and may be remitted to us by the group contractholder on behalf of the owner. The initial premium for a certificate must cover the premium expense charges and the first monthly deduction. Premiums paid after the initial premium may be in any amount. A premium must be paid when there is insufficient net cash value to pay the monthly deduction necessary to keep the certificate in force.

     When the certificate is established, the certificate's specifications page may show premium payments scheduled and the amounts of those payments. However, under the certificate, the owner may elect to omit making those premium payments. Failure to pay one or more premium payments will not cause the certificate to lapse until such time as the net cash value is insufficient to cover the next monthly deduction. Therefore, unlike traditional insurance certificates, a certificate does not obligate the owner to pay premiums in accordance with a rigid and inflexible premium schedule.

     Failure of a group contractholder to remit the authorized premium payments may cause the group contract to terminate. Nonetheless, provided that there is sufficient net cash value to prevent the certificate from lapsing, the owner's insurance can be converted to an individual policy of life insurance in the event of such termination. (See "Conversion Right to an Individual Policy".) The owner's


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

insurance can continue if the insured's eligibility under the group-sponsored insurance program terminates because the insured is no longer a part of the group or otherwise fails to satisfy the eligibility requirements set forth in the specifications page to the group contract or certificate. (See "Continuation of Group Coverage".)

PREMIUM LIMITATIONS

     After the payment of the initial premium, and subject to the limitations described in this prospectus, premiums may be paid at any time in any amount while the insurance is in force under the certificate. Since the certificate permits flexible premium payments, it may become a modified endowment contract. (See "Federal Tax Status".) When we receive the signed application, our systems will test the owner's elected premium schedule to determine, if it is paid as scheduled and if there is no change made to the certificate, whether it will result in the certificate being classified as a modified endowment contract for federal income tax purposes. Our systems will continue to test the certificate with each premium payment to determine whether the certificate has attained this tax status. If we determine that the certificate has attained the status of a modified endowment contract, we will mail the owner a notice. The owner will be given a limited amount of time, subject to the restrictions under the Code, to request that the certificate maintain the modified endowment contract status. If the owner does not request to have this tax status maintained, the excess premium amounts paid that caused this tax status will be returned with interest at the end of the certificate year to avoid the certificate being classified as a modified endowment contract. The owner may request an immediate refund if it is desired earlier.

ALLOCATION OF NET PREMIUMS AND ACCOUNT VALUE

     Net premiums, which are premiums after the deduction of the charges assessed against premiums, are allocated to the guaranteed account and/or sub-accounts of the separate account which, in turn, invest in shares of the Funds. Net premiums are valued as of the end of the valuation period in which they are received. For a discussion of valuation periods see the "Unit Value" section of this prospectus.

     The owner makes the selection of the sub-accounts and/or the guaranteed account on the signed application for the certificate. The owner may change the allocation instructions for future premiums by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The allocation to the guaranteed account or to any sub-account of the separate account must be at least 10 percent of the net premium.

     Where the contractholder owns all the certificates and in certain other circumstances (for example, for split-dollar insurance programs), we will delay the allocation of net premiums to sub-accounts or the guaranteed account for a period of 10 days after certificate issue to reduce market risk during this "free look" period. Net premiums will be allocated to the Money Market Sub-Account until the end of the period. We reserve the right to similarly delay the allocation of net premiums to sub-accounts for other group-sponsored insurance programs for a period of 10 days after certificate issue or certificate change. This right will be exercised by us only when we believe economic conditions make it necessary to reduce market risk during the "free look" period. If we exercise this right, net premiums will be allocated to the Money Market Sub-Account until the end of the period.

     We reserve the right to restrict the allocation of net premiums to the guaranteed account for certificates under some group-sponsored insurance programs. For these certificates, the maximum allocation of net premiums to the guaranteed account will range from 0 percent to 50 percent of the net premium. Under certain group-sponsored insurance programs we have exercised this right by prohibiting allocations to the guaranteed account. Any such prohibitions will be identified in the certificates.

     If mandated by applicable law, we may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.


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                                                DEATH BENEFIT AND ACCOUNT VALUES

     If the certificate is in force at the time of the insured's death, upon receipt of due proof of death, we will pay the death benefit proceeds of the certificate based on the death benefit option elected by the contractholder.

     Only the group sponsor may choose one of two death benefit options. The death benefit option so chosen shall be the same for all participants under the group-sponsored program. Once elected, the death benefit option chosen by the group-sponsor shall remain unchanged. There is a level death benefit ("Option A") and a variable death benefit ("Option B"). The death benefit under either option will never be less than the current face amount of the certificate (less any unpaid monthly deductions) as long as the certificate remains in force and there are no loans. The face amount elected must be at least the minimum stated on the specifications page of the certificate.

OPTION A -- LEVEL DEATH BENEFIT

     The amount of the death benefit for Option A is determined as follows:

- the face amount of insurance on the insured's date of death while the certificate is in force; plus

- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; less

-    any outstanding certificate loans and accrued loan interest charged; less

- any unpaid monthly deductions determined as of the date of the insured's death.

OPTION B -- INCREASING DEATH BENEFIT

     The amount of the death benefit for Option B is determined as follows:

- the face amount of insurance on the insured's date of death while the certificate is in force; plus

- the amount of the owner's account value as of the date we receive due proof of death satisfactory to us; plus

- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; plus

-    any monthly deductions taken under the certificate since the date of death;
     less

-    any outstanding certificate loans and accrued loan interest charged; less

- any unpaid monthly deductions determined as of the date of the insured's death.

     At issue, the group sponsor may choose between two tests that may be used to determine if a certificate qualifies as life insurance as defined by
Section 7702 of the Code. Once a test is selected for a certificate, it shall remain unchanged for that certificate. The group sponsor must select the same test for all certificates. The two tests are the Guideline Premium/Cash Value Corridor Test and the Cash Value Accumulation Test. The test selected will determine how the death benefit is calculated in the event the account value or the premiums paid exceed certain limits established under Section 7702. For a more detailed discussion of these two tests, please see the Statement of Additional Information.

CHANGE IN FACE AMOUNT

     Subject to certain limitations set forth below, an owner may increase or decrease the face amount of a certificate. A written request must be sent directly to us for a change in the face amount. A change in the face amount will affect the net amount at risk which affects the cost of insurance charge. (See "Charges".) In addition, a change in the face amount of a certificate may result in a material change in the certificate that may cause it to become a modified endowment contract or may have other adverse federal income tax consequences. More information on this subject and possible federal income tax consequences of this result is provided under the "Federal Tax Status" section. You should consult a tax adviser before changing the face amount of a certificate.

INCREASES If an increase in the current face amount is applied for, we reserve the right to require evidence of insurability from the insured. The increase will become effective on the monthly anniversary on or following approval of the change or on any other date mutually agreed upon between the owner and us. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the net cash value in effect immediately after the increase must be sufficient to cover the next monthly deduction.

     With respect to premiums allocated to an increase, the owner will have the same "free look," conversion, and refund rights with respect to an increase as with the initial purchase of the owner's certificate. (See "Free Look".)

DECREASES Any decrease in the face amount will become effective on the monthly anniversary on or following our receipt of the written request. However, the amount of insurance on any insured may not be reduced to less than the minimum face amount indicated on the specifications page which is attached to the owner's certificate. Generally, this amount will be at least $10,000. If, following a decrease in face amount, the certificate would not comply with the maximum premium limitations required by federal tax law (see "Federal Tax Status"), the decrease may be limited or the account value may be returned to the owner (at the owner's election), to the extent necessary to meet these requirements.

PAYMENT OF DEATH BENEFIT PROCEEDS

     The amount payable as death proceeds upon the insured's death will be determined according to the death benefit under the option elected. The death benefit proceeds will also include any amounts payable under any riders.

     If a rider permitting the accelerated payment of death benefit proceeds has been added to the certificate, the death benefit may be paid in a single lump sum prior to the death of the insured and may be less than otherwise would be paid upon the death of the insured. (See "Additional Benefits".)

     Death benefit proceeds will ordinarily be paid within seven days after we receive all information required for such payment, including due proof of the insured's death. Payment may, however, be postponed in certain circumstances. Under Option A death benefit, interest will be paid on the death benefit from the date of the insured's death until the date of payment. Under Option B death benefit, interest will be paid on the face amount of insurance from the date of the insured's death until the date of payment. The account value will remain as invested in the guaranteed account and/or separate account until the date of payment; therefore, the account value may increase or decrease in value from the date of the insured's death to the date of the payment of the death proceeds. Interest will also be paid on any charges taken under the certificate since the date of death, from the date the charge was taken until the date of payment. Interest will be at an annual rate determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.

     Death benefit proceeds will be paid to the surviving beneficiary specified on the signed application or as subsequently changed. The owner may arrange for death benefit proceeds to be paid in a single lump sum or under one of the optional methods of settlement (See "Settlement Options").

     When no election for an optional method of settlement is in force at the death of the insured, the beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Settlement Options").

     An election or change of method of settlement must be in writing. A change in beneficiary revokes any previous settlement election.

ACCOUNT VALUES

     The certificate provides the owner certain account value benefits. Subject to certain limitations, the owner may obtain access to the net cash value portion of the account value of the certificate. The owner may borrow against the certificate's loan value and may surrender the certificate in whole or in part. The owner may also transfer the net cash value between the guaranteed account and the sub-accounts of the separate account or among the sub-accounts of the separate account.

     We will send the owner a report each year advising the owner of the certificate's account value, the face amount and the death benefit as of the date of the report. It will also summarize certificate transactions during the year, including premiums paid and their allocation, certificate charges, loan activity and the net cash value. It will be as of a date within two months of its mailing. We will also, upon the owner's request, send the owner an additional statement of past transactions at any time for a $15 fee, which will be deducted from the portion of account value that the owner specifies.

     Also, upon request made to us at our home office, we will provide information on the account value of a certificate to the owner. Such requests may be in writing, by telephone, by facsimile transmission or any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the "Transfers" section of this prospectus.

DETERMINATION OF THE GUARANTEED ACCOUNT VALUE The guaranteed account value is the sum of all net premium payments allocated to the guaranteed account. This amount will be increased by any interest, experience credits (see the Statement of Additional Information for a detailed discussion), loan repayments, loan interest credits and transfers into the guaranteed account. This amount will be reduced by any certificate loans, loan interest charged, partial surrenders, transfers into the sub-accounts of the separate account and charges assessed against the owner's guaranteed account value. Interest is credited on the guaranteed account value of the certificate at a rate of not less than the minimum guaranteed annual rate, compounded annually. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. We guarantee the minimum rate for the life of the certificate without regard to the actual experience of the guaranteed account. As conditions permit, we may credit additional amounts of interest to the guaranteed account value. The owner's guaranteed account value is guaranteed by us. It cannot be reduced by any investment experience of the separate account.

DETERMINATION OF THE SEPARATE ACCOUNT VALUE The certificate's separate account value is determined separately. The separate account value is not guaranteed. The determination of the separate account value is made by multiplying the current number of sub-account units credited to a certificate by the current sub-account unit value, for each sub-account in which the owner is invested. A unit is an accounting device used to measure a certificate's interest in a sub-account. The number of units credited with respect to each net premium payment is determined by dividing the portion of the net premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units so credited is determined as of the end of the valuation period during which we receive the owner's premium at our home office.

     Once determined, the number of units credited to the owner's certificate will not be affected by changes in the unit value. However, the number of units will be increased by the allocation of subsequent periodic or lump sum net premiums, experience credits, loan interest credits and transfers to that sub-account. The number of additional units credited is determined by dividing the net premiums, experience credits and transfers to that sub-account by the then current unit value for that sub-account. The number of units of each sub-account credited to the owner's certificate will be decreased by certificate charges to the sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account. The reduction in the number of units credited is determined by dividing the deductions to that sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account by the then current unit value for that sub-account. The number of sub-account units will decrease to zero on a certificate surrender.

UNIT VALUE The unit value of a sub-account will be determined on each valuation date. A valuation date is each date on which a Fund Portfolio is valued. A valuation period is the period between successive valuation dates measured from the time of one determination to the next. The amount of any increase or


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


decrease will depend on the net investment experience of that sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first valuation date. For any subsequent valuation date, its value is equal to its value on the preceding valuation date multiplied by the net investment factor for that sub-account for the valuation period ending on the subsequent valuation date.

NET INVESTMENT FACTOR The net investment factor for a valuation period is the gross investment rate for such valuation period, less a deduction for the mortality and expense risk charge under this certificate which is assessed at the annual rate stated on the specifications page of the certificate against the average daily net assets of each sub-account of the separate account. The gross investment rate is equal to:

- the net asset value of a Portfolio share held in the sub-account of the separate account determined at the end of the current valuation period; plus

- the per share amount of any dividend or capital gains distribution by the Portfolio if the "ex-dividend" date occurs during the current valuation period; with the sum divided by

- the net asset value of the Portfolio share held in the sub-account determined at the end of the preceding valuation period.

     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and federal taxes.

DAILY VALUES We determine the value of the units in each sub-account on each day on which the Portfolios of the Funds are valued. The net asset value of the Funds' shares is computed once daily, and, in the case of the Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. Central Time, but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of a Funds' portfolio securities will not materially affect the current net asset value of such Funds' shares, (ii) days during which no shares of a Fund are tendered for redemption and no order to purchase or sell such Funds' shares is received by such Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading.

SURRENDERS, PARTIAL SURRENDERS AND TRANSFERS

     The owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. To make a surrender or partial surrender, the owner must send us a written request at our home office. The owner will be paid a net cash value, computed as of the end of the valuation period during which we receive the request at our home office. Surrender and partial surrender requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a surrender or partial surrender request at or after the New York Stock Exchange closes (usually 3:00 p.m. Central Time) for regular trading, we will process the order using the unit values for the sub-accounts determined at the close of the next regular trading session of the New York Stock Exchange. In the case of a surrender, the payment can be in cash or, at the option of the owner, can be applied to a settlement option. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".)

     A partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group sponsored insurance program. The minimum will never exceed $500. The maximum amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. The maximum will be either:

- (a) minus (b), where (a) is 90 percent of the account value and (b) is any outstanding certificate loans plus accrued certificate loan interest charged; or

-    100 percent of the net cash value.

     The maximum will be identified in the certificate.

     We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account. A partial surrender will cause a decrease in the face amount equal to the amount withdrawn if the current death benefit option for the certificate is Option A (level death benefit). A partial surrender has no effect on the face amount if the current death benefit option for the certificate is Option B (variable death benefit). However, since the account value is reduced by the amount of the partial surrender, the death benefit is reduced by the same amount, as the account value represents a portion of the death benefit proceeds.

     On a partial surrender, the owner may designate the sub-accounts of the separate account from which a partial surrender is to be taken or whether it is to be taken in whole or in part from the guaranteed account. Otherwise, partial surrenders will be deducted from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value. We reserve the right to restrict or prohibit withdrawals from the guaranteed account. We will tell the owner, on request, what amounts are available for a partial surrender under the certificate.

     A transaction charge will be deducted from the net cash value in connection with a partial surrender for certificates under some group contracts. The amount of the charge will never exceed the lesser of $25 or 2 percent of the amount withdrawn. The charge will be allocated to the guaranteed account value and the separate account value in the same proportion as those values bear to the net cash value and, as to the separate account value, from each sub-account in the same proportion that the sub-account value of each such sub-account bears to the separate account value.

TRANSFERS

     The certificate allows for transfers of the net cash value among the available sub-accounts of the separate account, and from the guaranteed account to the sub-accounts. Transfers of the net cash value from the sub-accounts to the guaranteed account are available for certificates that allow for premium allocations to the guaranteed account. Transfers may be made in writing, by telephone or through any other method made available by us under the group-sponsored insurance program.

     There are restrictions to such transfers. The amount to be transferred to or from a sub-account of the separate account or the guaranteed account must be at least $250. If the balance in the guaranteed account or in the sub-account from which the transfer is to be made is less than $250, the entire account value attributable to that sub-account or the guaranteed account must be transferred. If a transfer would reduce the account value in the sub-account from which the transfer is to be made to less than $250, we reserve the right to include that remaining amount in the sub-account with the amount transferred. We also reserve the right to limit the number of transfers to one per certificate month.

MARKET TIMING This policy is not designed to be used as a vehicle for frequent trading (i.e., transfers) in response to short-term fluctuations in the securities markets, often referred to generally as "market timing." Market timing activity and frequent trading in your certificate can disrupt the efficient management of the underlying portfolios an their investment strategies, dilute the value of portfolio shares held by long-term shareholders, and increase portfolio expenses (including brokerage or other trading costs) for all portfolio shareholders, including long-term certificate owners invested in affected portfolios who do not generate such expenses. It is the policy of Minnesota Life to discourage market timing and frequent transfer activity, and, when Minnesota Life becomes aware of such activity, to take

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

steps to attempt to minimize the effect of frequent trading activity in affected portfolios. You should not purchase this certificate if you intend to engage in market timing or frequent transfer activity.

     We have developed policies and procedures to detect and deter market timing and other frequent transfers, and we will not knowingly accommodate or create exceptions for certificate owners engaging in such activity. We employ various means to attempt to detect and deter market timing or other abusive transfers. However, our monitoring may be unable to detect all harmful trading nor can we ensure that the underlying portfolios will not suffer disruptions or increased expenses attributable to market timing or abusive transfers resulting from other insurance carriers which invest in the same portfolios. In addition, because market timing can only be detected after it has occurred to some extent, our policies to stop market timing activity do not go into effect until after we have identified such activity.

     We reserve the right to restrict the frequency of--or otherwise modify, condition or terminate--any transfer method(s). Your transfer privilege is also subject to modification if we determine, in our sole discretion, that the exercise of the transfer privilege by you or other certificate owners is or would be to the disadvantage of other certificate owners. Any new restriction that we would impose will apply to your certificate without regard to when you purchased it. We also reserve the right to implement and administer restrictions and charge you for any fees, including redemption fees, that may be imposed by an underlying portfolio attributable to transfers in your certificate and, promptly upon request from an underlying portfolio, to provide certain information to the portfolio or its designee about your trading activities. You should read the Portfolio prospectuses for more details. The following factors will be considered in determining whether to implement and administer any restrictions and in assessing any fees:

-    the dollar amount of the transfer(s);

- whether the transfers are part of a pattern of transfers that appear designed to take advantage of market inefficiencies;

- whether an underlying portfolio has requested that we look into identified unusual or frequent activity in a portfolio;

-    the number of transfers in the previous calendar quarter;

- whether the transfers during a quarter constitute more than two "round trips" in a particular portfolio. A round trip is a purchase into a portfolio and a subsequent redemption out of the portfolio, without regard to order.

     In the event your transfer activity is identified as disruptive or otherwise constitutes a pattern of market timing, you will be notified in writing that your transfer privileges will be restricted in the future if the activity continues. Upon detection of any further prohibited activity, you will be notified in writing that your transfer privileges are limited to transfer requests delivered via regular U.S. mail only. No fax, voice, internet, courier or express delivery requests will be accepted. The limitations for the transfer privileges in your certificate will be permanent.

In addition to our market timing procedures, the underlying portfolios may have their own market timing policies and restrictions. While we reserve the right to enforce the portfolios' policies and procedures, certificate owners and other persons with interests under the certificates should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the portfolios, except that, under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide the portfolio promptly upon request certain information about the trading activity of individual certificate owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific certificate owners who violate the market timing policies established by the portfolios.

     None of these limitations apply to transfers under systematic transfer programs such as Dollar Cost Averaging.

     In our sole discretion, we may revise our policies and procedures to detect and deter market timing and other frequent transfer activity at any time without prior notice.

GUARANTEED ACCOUNT TRANSFER RESTRICTIONS There are additional restrictions to transfers involving the guaranteed account. For group-sponsored insurance programs where the certificates do not allow for premium allocations to the guaranteed account, the owner may not transfer amounts into the guaranteed account.


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


     The following restrictions apply to group-sponsored insurance programs where the guaranteed account is available for premium allocations, to group-sponsored insurance programs where the contractholder owns all the policies and in certain other circumstances (for example, for split-dollar insurance programs). The maximum amount of net cash value to be transferred out of the guaranteed account to the sub-accounts of the separate account at any one time may be limited to 20 percent (or $250 if greater) of the guaranteed account value. Transfers to or from the guaranteed account may be limited to one such transfer per certificate year. We may further restrict transfers from the guaranteed account by requiring that the request is received by us or postmarked in the 30-day period before or after the last day of the certificate anniversary. The certificate anniversary is the same day and month in each succeeding year as the certificate date, or the same day and month in each succeeding year as the date agreed to between the contractholder and us. The certificate anniversary is shown on the specifications page attached to the certificate. The certificate date is the first day of the calendar month on, or following, the issue date. This is the date from which certificate years and certificate months are measured. A certificate month is equal to a calendar month. A certificate year is a period of one year measured from the certificate date and from each successive certificate anniversary. Requests for transfers which meet these conditions would be effective after we approve and record them at our home office.

OTHER TRANSFER INFORMATION For transfers out of the separate account or among the sub-accounts of the separate account, we will credit and cancel units based on the sub-account unit values as of the end of the valuation period during which the owner's request is received at our home office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request at or after the New York Stock Exchange closes (usually 3:00 p.m. Central Time) for regular trading, we will process the order using the unit values for the sub-accounts determined at the close of the next regular trading session of the New York Stock Exchange. Transfers from the guaranteed account will be dollar amounts deducted at the end of the day on which the transfer request is approved at our home office.

     A transfer is subject to a transaction charge. Currently, no such charge is imposed on a transfer, but a charge, up to a maximum of $10 per transfer, may be imposed in the future.

     The owner's instructions for transfer may be made in writing or the owner, or a person authorized by the owner, may make such changes by telephone. To do so, the owner may call us at 1-800-843-8358 during our normal business hours of 8:00 a.m. to 4:45 p.m., Central Standard Time. Owners may also submit their requests for transfer, surrender or other transactions to us by facsimile (FAX) transmission. Our FAX number is 1-651-665-4827.

     We may make other electronic transfer capabilities available to certificate owners under some group-sponsored insurance programs. We will employ reasonable procedures to satisfy ourselves that instructions received from certificate owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require certificate owners to identify themselves in electronic transactions through certificate numbers or such other information as we may deem to be reasonable. We record electronic transfer instructions and we provide the certificate owners with a written confirmation of the electronic transfers.

     Transfers made pursuant to a telephone call or other electronic means are subject to the same conditions and procedures as would apply to written transfer requests. During periods of marked economic or market changes, owners may experience difficulty in implementing a telephone or other electronic transfer due to a heavy volume of network usage. In such a circumstance, owners should consider submitting a written transfer request while continuing to attempt an electronic redemption. For more information on electronic transfers, contact us.

     Although we currently intend to continue to permit transfers in the foreseeable future, the certificate provides that we may modify the transfer privilege by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine at our discretion. For more information on transactions related to your policy, you may contact us at 1-800-843-8358.

LOANS

     The owner may borrow from us using only the certificate as the security for the loan. The owner may borrow up to an amount equal to (a) less (b), where (a) is 90 percent of the owner's account value and (b) is any outstanding certificate loans plus accrued loan interest charged. A loan taken from or secured by a certificate may have federal income tax consequences. (See "Federal Tax Status".) The maximum loan amount is determined as of the date we receive the owner's request for a loan.

     Any loan paid to the owner in cash must be in an amount of at least $100. We will charge interest on the loan in arrears. At the owner's request, we will send the owner a loan request form for his or her signature. Loans may be requested in writing, by telephone, by facsimile transmission, or by any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the "Transfers" section of this prospectus.

     When the owner takes a loan, we will reduce the net cash value by the amount borrowed. This determination will be made as of the end of the valuation period during which the loan request is received at our home office. Unless the owner directs us otherwise, the loan will be taken from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the owner's separate account value. The number of units to be canceled will be based upon the value of the units as of the end of the valuation period during which we receive the owner's loan request at our home office. The amount borrowed continues to be part of the account value, as the amount borrowed becomes part of the loan account value where it will accrue loan interest credits and will be held in our general account. A loan has no immediate effect on the owner's account value since at the time of the loan the account value is the sum of the guaranteed account value, separate account value and the loan account value. However, a certificate loan may have long term impact on the account value as the amount borrowed no longer participates in the investment experience of a sub-account. When a loan is to come from the guaranteed account value, we have the right to postpone a loan payment for up to six months.

     If a certificate enters a grace period and if the net cash value is insufficient to cover the monthly deduction and the loan repayment, the owner will have to make a loan repayment to keep the certificate in force. We will give the owner notice of our intent to terminate the certificate and the loan repayment required to keep it in force. The time for repayment will be within 61 days after our mailing of the notice. There could be adverse tax consequences if the certificate lapses or is surrendered when a loan is outstanding.

     Outstanding loans and accrued interest will reduce surrender value and death benefits payable.

LOAN INTEREST

     The interest rate charged on a certificate loan will be 8 percent per year. Interest charged will be based on a daily rate which if compounded for the number of calendar days in the year will equal 8 percent annually, and compounded for the number of days since loan interest charges were last updated.

     The outstanding loan balance will increase as the interest charged on the certificate loan accrues. The net cash value will decrease as the outstanding loan balance increases. Loan interest charges are due at the end of the certificate month. If the owner does not pay in cash the interest accrued at the end of the certificate month, this unpaid interest will be added to the outstanding loan balance. The new loan will be subject to the same rate of interest as the loan in effect.

     Interest is also credited to the amount of the certificate loan in the loan account value. Interest credits on a certificate loan shall be at a rate which is not less than 6 percent per year. Interest credited will be based on a daily rate, which if compounded for the number of calendar days in the year will be at least 6 percent annually, and compounded for the number of days since loan interest charges were last updated.

     Loan interest charges and loan interest credits are allocated monthly, at loan repayment, at certificate surrender and at death. Loan interest charges and loan interest credits are allocated to a certificate's guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, to each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value.

LOAN REPAYMENTS

     If the certificate is in force, the loan can be repaid in part or in full at any time before the insured's death. The loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the certificate. Any loan repayment must be at least $100 unless the balance due is less than $100. We currently accept loan repayment checks at our home office.

     Loan repayments are allocated to the guaranteed account. The owner may reallocate amounts in the guaranteed account among the sub-accounts of the separate accounts, subject to the limitations in this prospectus and the certificate on such transfers. For a discussion of the transfer restrictions applicable to the guaranteed account please see the "Transfers" section of this prospectus. Loan repayments reduce the owner's outstanding loan balance by the amount of the loan repayment. Loan repayments will be applied first to interest accrued since the end of the prior certificate month. Any remaining portion of the repayment will then reduce the loan. The net cash value will increase by the amount of the loan repayment.

     A loan, whether or not it is repaid, will have a permanent effect on the account value and the death benefit because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the rate credited on the loan, the account value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the rate credited on the loan, the account value will be greater than if no loan had been made.

                                                         LAPSE AND REINSTATEMENT

LAPSE

     Unlike traditional life insurance certificates, the failure to make a premium payment following the payment of the premium which puts the certificate into force will not itself cause a certificate to lapse. Lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.

     The grace period is 61 days. The grace period will start on the day we mail the owner a notice that the certificate will lapse if the premium amount specified in the notice is not paid by the end of the grace period. We will mail this notice on any certificate's monthly anniversary when the net cash value is insufficient to pay for the monthly deduction for the insured. The notice will specify the amount of premium required to keep the certificate in force and the date the premium is due. If we do not receive the required amount within the grace period, the certificate will lapse and terminate without account value. Upon lapse, any outstanding loans and accrued interest is extinguished and any collateral in the loan account returned to us. If you die during the grace period an otherwise valid claim will not be denied on the grounds that coverage has lapsed. We reserve the right to deduct any outstanding premium due from the death benefit. The death benefit amount under the death benefit option in effect, at the time of the insured's death, will be paid if death occurs during the grace period.


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REINSTATEMENT

     A lapsed certificate may be reinstated, any time within three years from the date of lapse, provided the insured is living and subject to the limitations described below. Reinstatement is made by payment of an amount that, after the deduction of premium expense charges, is large enough to cover all monthly deductions which have accrued on the certificate up to the effective date of reinstatement, plus the monthly deductions for the two months following the effective date of reinstatement. If any loans and loan interest charges are not repaid, this indebtedness will be reinstated along with the insurance. No evidence of the insured's insurability will be required during the first 31 days following lapse, but will be required from the 32nd day to three years from the date of lapse.

     The amount of account value on the date of reinstatement will be equal to the amount of any loans and loan interest charges reinstated increased by the net premiums paid at the time of reinstatement.

     The effective date of reinstatement will be the date we approve the signed application for reinstatement. There will be a full monthly deduction for the certificate month that includes that date.

ADDITIONAL BENEFITS

     Subject to certain requirements, one or more of the following additional insurance benefits may be added to the certificate by rider. However, some group contracts may not offer each of the additional benefits described below. Certain riders may not be available in all states. The descriptions below are intended to be general; the terms of the certificate riders providing the additional benefits may vary from state to state, and the certificate should be consulted. New benefit riders which are subsequently developed may also be offered under some group-sponsored insurance programs, and the terms of the riders will be identified in the certificate. The cost of any additional insurance benefits will be deducted as part of the monthly deduction.

ACCELERATED BENEFITS RIDER Provides for the accelerated payment of all or a portion of the death benefit proceeds if the insured is terminally ill, subject to the minimums and maximums specified in the rider. Eligibility requirements and conditions for payment of accelerated benefits are also described in the rider. The amount of accelerated benefits payable is calculated by multiplying the death benefit by an accelerated benefit factor defined in the rider. Accelerated benefits will be paid to the owner unless the owner validly assigns them otherwise. The receipt of benefits under the rider may have tax consequences and the owner should seek assistance from a qualified tax adviser. There is no charge for this rider.

WAIVER OF PREMIUM RIDER Provides for the waiver of the monthly deduction while the insured is totally disabled (as defined in the rider), subject to certain limitations described in the rider. The insured must have become disabled before the age specified in the rider.

ACCIDENTAL DEATH AND DISMEMBERMENT RIDER Provides additional insurance if the insured dies or becomes dismembered as a result of an accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the certificate will be paid upon receipt of proof by us that the death or dismemberment resulted directly from accidental injury and independently of all other causes. The death or dismemberment must occur within the timeframes specified in the rider.

CHILD RIDER Provides for term insurance on the insured's children, as specified in the rider. To be eligible for the insurance, a child must be of eligible age as indicated in the rider and be dependent upon the insured for financial support. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

SPOUSE RIDER Provides for term insurance on the insured's spouse and children, as specified in the rider. To be eligible for the insurance, spouse and children must meet the eligibility requirements indicated in the rider. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

POLICYHOLDER CONTRIBUTION RIDER Allows the contractholder to pay for all or a portion of the monthly charges under the certificate without affecting the account value which may accumulate due to employee-paid net premiums. The portion of the net premium paid by the contractholder will be allocated to the guaranteed account. On the same day such premium is allocated, the charges the


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

contractholder intends to cover will be deducted from the guaranteed account value. There is no charge for this rider.

GENERAL MATTERS RELATING TO THE CERTIFICATE

POSTPONEMENT OF PAYMENTS Normally, we will pay any certificate proceeds within seven days after our receipt of all the documents required for such a payment. Other than the death proceeds for a certificate with an Option B death benefit, for which the account value portion of the death benefit is determined as of the date of payment, the amount of payment will be determined as of the end of the valuation period during which a request is received at our home office. However, we reserve the right to defer certificate payments, including loans, for up to six months from the date of the owner's request, if such payments are based upon certificate values which do not depend on the investment performance of the separate account. In that case, if we postpone a payment other than a loan payment for more than 31 days, we will pay the owner interest for the period that payment is postponed at the greater of the minimum guaranteed annual rate or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. For payments based on certificate values which do depend on the investment performance of the separate account, we may defer payment: (a) for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); or (b) when the Securities and Exchange Commission has determined that a state of emergency exists which may make such payment impractical.

     Payment of a surrender or partial surrender will be made as soon as possible, but not later than seven days after our receipt of the owner's written request for surrender or partial surrender. However, if any portion of the net cash value to be surrendered is attributable to a premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the payment has cleared and that good payment has been collected. The amount the owner receives on surrender may be more or less than the total premiums paid under the certificate.

     If mandated by applicable law, we may be required to block an owner's account and thereby refuse to pay any request for transfer, partial surrender, surrender, loan or death benefit proceeds until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your account to government regulators.

THE CERTIFICATE The certificate, the attached signed application, endorsements, any signed application for an increase in face amount and any signed application for reinstatement constitute the entire contract between the owner and us. Apart from the rights and benefits described in the certificate and incorporated by reference into the group contract, the owner has no rights under the group contract. All statements made by the owner or insured in the signed application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the certificate. Any change to the certificate must be approved in writing by the President, a Vice President, Secretary or an Assistant Secretary of Minnesota Life. No agent has the authority to alter or modify any of the terms, conditions or agreements of the group policy or certificate or to waive any of its provisions.

CONTROL OF CERTIFICATE The insured will be considered the owner of the certificate unless another person is shown as the owner in the signed application. Ownership may be changed, however, by assigning the certificate as described below. The owner is entitled to all rights provided by the certificate, prior to its maturity date. After the maturity date, the owner cannot change the payee nor the mode of payment, unless otherwise provided in the certificate. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one owner at a given time, all must exercise the rights of ownership. If the owner should die, and the owner is not the insured, the owner's interest will go to his or her estate unless otherwise provided.


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MATURITY A certificate of insurance under the group contract matures in an amount equal to the certificate's net cash value upon the insured's 95th birthday.

BENEFICIARY The beneficiary is the person(s) named in a signed application for insurance or by later designation to receive certificate proceeds in the event of the insured's death. The owner may name one or more beneficiaries on the signed application to receive the death benefit. The owner may choose to name a beneficiary that the owner cannot change without the beneficiary's consent. This is called an irrevocable beneficiary. If the owner has not named an irrevocable beneficiary, the owner has reserved the right to change the beneficiary by filing a subsequent written request with us. In that event, we will pay the death benefit to the beneficiary named in the most recent change of beneficiary request as provided for in the certificate.

     If a beneficiary dies before the insured, that beneficiary's interest in the certificate ends with that beneficiary's death. Only those beneficiaries who survive the insured will be eligible to share in the proceeds. If no beneficiary survives the insured we will pay the proceeds according to the order of priority identified in the group contract.

CHANGE OF BENEFICIARY If the owner has reserved the right to change the beneficiary, the owner can file a written request with us to change the beneficiary. If the owner has named an irrevocable beneficiary, the written consent of the irrevocable beneficiary will be required. The owner's written request will not be effective until it is recorded in our home office records.

     After it has been so recorded, it will take effect as of the date the owner signed the request.

     However, if the insured dies before the request has been so recorded, the request will not be effective as to those proceeds we have paid before the owner's request was so recorded.

SETTLEMENT OPTIONS The death benefit proceeds of a certificate will be payable if we receive due proof satisfactory to us of the insured's death while it is in force. The proceeds will be paid from our home office and in a single sum unless a settlement option has been selected.

     We will pay interest on the face amount of single sum death proceeds from the date of the insured's death until the date of payment at any annual rate to be determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. Death benefits proceeds arising from the account value, as under Option B, will continue to reflect the separate account experience until the time of payment of those amounts.

     The proceeds of a certificate may be paid in other than a single sum and the owner may, during the lifetime of the insured, request that we pay the proceeds under one of the certificate's settlement options. We may also use any other method of payment acceptable to both the owner and us. Unless the owner elects otherwise, a beneficiary may select a settlement option after the insured's death. A settlement option may be selected only if the payments are to be made to a natural person in that person's own right.

     Each settlement option is payable in fixed amounts as described below. A person electing a settlement option will be asked to sign an agreement covering the election which will state the terms and conditions of the payments. The payments do not vary with the investment performance of the separate account.

- INTEREST PAYMENTS This option will provide payment of interest on the proceeds at such times and for a period that is agreeable to the person electing the settlement option and us. Withdrawal of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a single sum or under any other method we approve.

- FIXED PERIOD ANNUITY This is an annuity payable in monthly installments for a specified number of years, from one to twenty years. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown on the settlement option agreement.


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-    LIFE ANNUITY This is an annuity payable monthly during the lifetime of the person who is to receive the income and terminating with the last monthly payment immediately preceding that person's death. We may require proof of the age and gender of the annuitant. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown in the settlement option agreement. It would be possible under this option for the annuitant to receive only one annuity payment if he or she died prior to the due date of the second annuity payment, two if he or she died before the due date of the third annuity payment, etc.

- PAYMENTS OF A SPECIFIED AMOUNT This is an annuity payable in a specified amount until the proceeds and interest are fully paid.

     The minimum amount of interest we will pay under any settlement option will never be less than the minimum guaranteed annual rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.

     Additional interest earnings, if any, on deposits under a settlement option will be payable as determined by us.

     Even if the death benefit under a certificate is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the death benefit after the death of the insured are taxable and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.

                                                              FEDERAL TAX STATUS

INTRODUCTION

     This discussion of federal income taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service ("IRS"). We have not attempted to consider any applicable state or other tax laws.

TAXATION OF MINNESOTA LIFE AND THE VARIABLE UNIVERSAL LIFE ACCOUNT

     We are taxed as a "life insurance company" under the Internal Revenue Code. The operations of the separate account form a part of, and are taxed with, our other business activities. Currently, no federal income tax is payable by us on income dividends received by the separate account or on capital gains arising from the separate account's activities. The separate account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.

     At the present time, we make no charge to the separate account or from premium payments for any federal, state or local taxes (other than state premium taxes and federal taxes under OBRA) that we incur that may be attributable to such account or to the policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the separate account or the policies.

     In calculating our corporation income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these


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benefits through to the separate accounts, principally because: (i) the majority of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; and (ii) under applicable income tax law, for the purposes of both the dividends received deductions and the foreign tax credits, contract owners are not the owners of the assets generating those benefits.

TAX STATUS OF CERTIFICATES

     Under Section 7702 of the Code, life insurance contracts such as the certificates will be treated as life insurance for federal tax purposes if certain tests are met. There is limited guidance on how these tests are to be applied.

     However, the IRS has issued proposed regulations that would specify what will be considered reasonable mortality charges under Section 7702. In light of these proposed regulations and the other available guidance on the application of the tests under Section 7702, we believe that a certificate issued in respect of a standard risk should meet the statutory definition of a life insurance contract under Section 7702. With respect to a certificate issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is insufficient guidance to determine if such a certificate would satisfy the Section 7702 definition of a life insurance contract. If it is subsequently determined that a certificate does not satisfy
Section 7702, we may take whatever steps are appropriate and necessary to attempt to cause such a certificate to comply with Section 7702.

OWNER CONTROL

     In some circumstances, owners of variable life insurance contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to current tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the separate account assets. However, we do not know whether the IRS will issue additional guidance that will place restrictions on such ownership rights. Therefore, we reserve the right to modify the policy or certificate as necessary to attempt to prevent a certificate owner from being considered the owner of a pro rata share of the assets of the Variable Universal Life Account.

DIVERSIFICATION OF INVESTMENTS

     In addition, the Code requires that the investments of the Variable Universal Life Account be "adequately diversified" in order to treat the certificate as a life insurance contract for federal income tax purposes. We intend that the Variable Universal Life Account, through the Funds and the Portfolios, will satisfy these diversification requirements.

     The following discussion assumes that the certificate will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     On the death of the insured, the death benefit provided by a certificate will be excludable from the gross income of the beneficiary under Section 101(a) of the Code. The owner is not currently taxed on any part of the inside build-up of cash value until the owner actually receives cash from the certificate. However, taxability may also be affected by the individual's contributions to the certificate and prior certificate activity. We also believe that certificate loans will be treated as indebtedness and will not be currently taxable as income to the certificate owner so long as your certificate is not a modified endowment contract as described below. However, the tax consequences associated with loans are less clear where the spread between the interest rate charged on the loan and the interest rate credited under the certificate is very small. A tax adviser should be consulted about such loans. Whether a modified endowment contract or not, the interest paid on certificate loans will generally not be tax deductible. An owner should consult a competent tax adviser before deducting any loan interest. In addition, default of any loan under the certificate may result in taxable income and/or tax penalties.

     There may also be adverse tax consequences when a certificate with a certificate loan is lapsed or surrendered. If you receive an accelerated benefit, that benefit may be taxable and you should seek assistance from a tax adviser.

     A complete surrender or partial surrender may have tax consequences. On surrender, an owner will generally not be taxed on values


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

received except to the extent that they exceed the gross premiums paid under the certificate, reduced by any previously received excludable amounts ("investment in the certificate"). An exception to this general rule occurs in the case of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the certificate in the first 15 years after the certificate is issued and that results in a cash distribution to the owner in order for the certificate to continue to comply with the Section 7702 definitional limits. In that case, such distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the certificate) under rules prescribed in Section 7702. Finally, upon a complete surrender or lapse of a certificate or when benefits are paid at a certificate's maturity date, if the amount received plus the amount of any certificate loan exceeds the total investment in the certificate, the excess will generally be treated as ordinary income, subject to tax.

MODIFIED ENDOWMENT CONTRACTS

     It should be noted, however, that the tax treatment described above is not available for certificates characterized as a modified endowment contract. In general, certificates with high premium in relation to the death benefit may be considered modified endowment contracts. The Code requires that cumulative premiums paid on a life insurance certificate during the first seven contract years cannot exceed the sum of the net level premiums which would be paid under a seven-pay life certificate. If those cumulative premiums exceed the seven-pay life premiums, the certificate is a modified endowment contract.

     Modified endowment contracts are treated as life insurance contracts with respect to the tax treatment of death proceeds and to the extent that the inside build-up of account value is not taxed on a yearly basis. However, any amounts received by the owner, such as loans and amounts received from partial or total surrender of the contract are subject to the same tax treatment as distributions under an annuity (i.e., such distributions are generally treated as taxable income to the extent that the account value immediately before the distribution exceeds the investment in the certificate). This tax treatment includes a 10 percent additional income tax which is imposed on the portion of any distribution that is included in income, except where the distribution or loan is made on or after the owner attains age 59 1/2, or is attributable to the certificate owner becoming disabled, or is part of a series of substantially equal periodic payments for the life of the certificate owner or the joint lives of the certificate owner and beneficiary.

     The modified endowment contract rules apply to all contracts entered into on or after June 21, 1988 that fail to meet the 7-pay test described above and to a certificate that is received in exchange for a modified endowment contract.

     It should be noted, in addition, that a certificate which is subject to a "material change" shall be treated as newly entered into on the date on which such material change takes effect. When a material change occurs, appropriate adjustments shall be made in determining whether such a certificate meets the seven-pay test by taking into account the previously existing cash surrender value. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a certificate which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven certificate years. If there is a reduction in the benefits under the certificate during the first seven certificate years at any time, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the certificate had originally been issued at the reduced face amount.

     To prevent your certificate from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits.

     In rare circumstances, if we receive and allocate your premium before its due date, your certificate will become a modified endowment contract. To prevent your certificate from becoming a modified endowment contract, we will hold your premium in a non-interest bearing account until its due date, at which time we will allocate your premium to the guaranteed account or sub-accounts of the Variable Universal Life Account.

     If a certificate becomes a modified endowment contract, distributions that occur


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during the certificate year it becomes a modified endowment contract and any subsequent certificate year will be taxed as distributions from a modified endowment contract. Distributions from a certificate within two years before it becomes a modified endowment contract will also be taxed in this manner. This means that a distribution made from a certificate that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     Due to the certificate's flexibility, classification of a certificate as a modified endowment contract will depend upon the circumstances of each certificate. Accordingly, a prospective certificate owner should contact a tax adviser before purchasing a certificate to determine the circumstances under which the certificate would be a modified endowment contract. An owner should also contact a tax adviser before paying any lump sum premiums or making any other change to, including an exchange of, a certificate to determine whether that premium or change would cause the certificate (or the new certificate in the case of an exchange) to be treated as a modified endowment contract.

MULTIPLE POLICIES

     All modified endowment contracts issued by us (or an affiliated company) to the same owner during any calendar year will be treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. A life insurance certificate received in exchange for a modified endowment contract will also be treated as a modified endowment contract.

WITHHOLDING

     To the extent that certificate distributions are taxable, they are generally subject to income tax withholding. Recipients can generally elect however, not to have tax withheld from distributions.

OTHER TRANSACTIONS

     The certificate may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a certificate in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. The Pension Protection Act of 2006 added a new section to the Code that denies the tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee's status are satisfied or (2) certain rules relating to the payment of the "amount received under the contract" to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a policy on the life of an employee should consult with its legal and tax advisors regarding the applicability of the new legislation to the proposed purchase.

OTHER TAXES

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of certificate proceeds depend upon the circumstances of each certificate owner or beneficiary.

BUSINESS USES OF POLICY Businesses can use the certificates in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing a certificate for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.

EMPLOYER-OWNED LIFE INSURANCE CONTRACTS Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and


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consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract (or certificate) owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. It is the employer's responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance contracts (or certificates) issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES If a certificate is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the certificate. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a certificate, this certificate could be treated as held by the business for purposes of the
Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a certificate, or before a business (other than a sole proprietorship) is made a beneficiary of a certificate.

SPLIT-DOLLAR ARRANGEMENTS

     The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

     Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for director and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of that date, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing certificate, or the purchase of a new certificate, in connection with a split-dollar life insurance arrangement should consult legal counsel.

ALTERNATIVE MINIMUM TAX

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES The transfer of the certificate or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. There may also be an


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indirect tax upon the income in a certificate or the proceeds of a certificate under the federal corporate alternative minimum tax, if the owner is subject to that tax.

     For example, when the insured dies, the death proceeds will generally be includable in the certificate owner's estate for purposes of federal estate tax if the insured owned the certificate. If the certificate owner was not the insured, the fair market value of the certificate would be included in the certificate owner's estate upon the owner's death. The certificate would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

     Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance certificate is transferred to, or a death benefit is paid to, an individual two or more generations younger than the certificate owner. Regulations issued under the Code may require us to deduct the tax from your certificate, or from any applicable payment, and pay it directly to the IRS. A competent tax adviser should be consulted for further information.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2007, the maximum estate tax rate is 45% and the estate tax exemption is $2,000,000.

     The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

     It should be understood that the foregoing description of the federal income tax, gift and estate tax consequences under the policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax, gift and estate tax consequences of specific factual situations. Due to the complexity of the applicable laws, any person contemplating the purchase of a variable life insurance certificate or exercising elections under such a certificate may want to consult a tax adviser.

DISTRIBUTION OF CERTIFICATES

     The group contract and certificates will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial ("Selling Firms"). Securian Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota and acts as principal underwriter for the policies. Securian Financial is a wholly-owned subsidiary of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.


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     The amount of commission received by an individual registered representative in connection with the sale of a group contract or certificate is determined by his or her broker-dealer. In the case of a group contract or certificate sold by registered representatives of Securian Financial, commissions are paid, if at all, directly to such registered representatives by Minnesota Life as agent for Securian Financial. Compensation based on such sales may also be paid to general agents of Minnesota Life who are also Securian Financial registered representatives. In the case of a group contract or certificate sold by a registered representative of a Selling Firm, commissions are paid directly to the Selling Firm. The commissions and compensation described in this section, and the payments to broker-dealers described below, do not result in charges against the group contract or certificates that are in addition to the charges described elsewhere in this prospectus.

     Commissions to any registered representatives, whether such registered representatives are registered with Selling Firms or Securian Financial on the sale of certificates will be premium-based, asset-based or a fixed amount. Commissions under a group-sponsored insurance program will not exceed the equivalent of 50 percent of the portion of all premiums paid in the initial year to cover the cost of insurance, 7 percent of all premiums paid in the initial year in excess of the amount to cover the cost of insurance, and 7 percent of all premiums paid after the initial year. In addition to commission payments to registered representatives of Securian Financial Services, Minnesota Life may also make certain retirement and other benefit plans (including deferred compensation, group health and life insurance and liability insurance programs) available to its employees or full-time life insurance agents.

     The commission schedule for a group-sponsored insurance program will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the sophistication of the group sponsor, and other circumstances of which we are not presently aware.

     All of the compensation described here, and other compensation or benefits provided by Minnesota Life or our affiliates, may be more or less than the overall compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present the policies described in this prospectus over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer.

PAYMENTS MADE BY UNDERLYING MUTUAL FUNDS

     Minnesota Life pays the costs of selling the group contract and certificates, some of which are described in more detail elsewhere in this prospectus, which benefits the underlying mutual funds by providing increased distribution of the shares of such funds. The underlying mutual funds, or their investment advisers or principal underwriters, may pay Minnesota Life (or Minnesota Life affiliates) a fee for the purpose of reimbursing Minnesota Life for the costs of certain distribution or operational services that Minnesota Life provides and that benefit the funds. Payments from an underlying fund that relate to distribution services are made pursuant to the fund's 12b-1 plan, under which the payments are deducted from the fund's assets and described in the fee table included in the fund's prospectus. 12b-1 payments from underlying funds range in amount from 0% to 0.25% of fund assets held in the Separate Account. These payments decrease a fund's investment return.

     In addition, payments may be made pursuant to service/administration agreements between Minnesota Life (or Minnesota Life affiliates) and the underlying mutual fund's investment adviser (or its affiliates), in which case payments are typically made from assets of that firm and not from the assets of the fund. These payments, which are sometimes known as revenue sharing, are in addition to the 12b-1 fees and those other fees and expenses incurred by a fund and disclosed in its prospectus fee table. Service and administrative payments are paid to Minnesota Life or its affiliates for such things as Minnesota Life's aggregation of all certificate owner purchase, redemption, and transfer requests within the Sub-Accounts of the Separate Account each business day and the submission of one net purchase/ redemption request to each underlying mutual fund. When the Separate Account aggregates such transactions through the Separate Account's omnibus account with an underlying mutual fund, the fund avoids the expenses associated with processing individual transactions. Because funds selected for inclusion in the group contract may also benefit from expanded marketing opportunities as a result of such inclusion, a fund's investment adviser (or its affiliates) may have an incentive to make such payments regardless of other benefits the fund may derive from services performed by Minnesota Life. Service and administrative payments received by Minnesota Life or its affiliates range in amount from 0% to 0.35% of fund assets held in the Separate Account.

     Owners, through their indirect investment in the funds, bear the costs of the investment advisory fees that mutual funds pay to their respective investment advisers. As described above, an investment adviser of a fund, or its affiliates, may make payments to Minnesota Life and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory fee deducted from fund assets.

     Minnesota Life took into consideration anticipated payments from underlying mutual funds and their investment advisers (or the advisers' affiliates) when it determined the charges that are assessed under the group contract and certificates. Without these payments, certain group contract and certificate charges would likely be higher than they are currently. All of the underlying mutual funds offered in the group contract and certificates currently pay 12b-1 fees to Minnesota Life, and some but not all of such funds' investment advisers (or the advisers' affiliates) currently pay service or administrative fees to Minnesota Life.

     Minnesota Life considers profitability when determining the charges in these group contract and certificates. In early contract years, Minnesota Life does not anticipate earning a profit, since that is a time when administrative and distribution expenses are typically higher. Minnesota Life does, however, anticipate earning a profit in later contract years. In general, Minnesota Life's profit will be greater the longer a certificate is held and the greater a certificate's investment return.

OTHER MATTERS

LEGAL PROCEEDINGS

     Minnesota Life, like other life insurance companies, is ordinarily involved in litigation. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on: the separate account; Securian Financial to perform its underwriting contract with the separate account; or the ability of Minnesota Life to meet its obligations under the Policy.

REGISTRATION STATEMENT

     We have filed a Registration Statement under the Securities Act of 1933, as amended, with the Securities and Exchange Commission with respect to the group contracts and certificates offered hereby. This prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the separate account, Minnesota Life, the group contracts and certificates. Statements contained in this prospectus as to the contents of group contracts and certificates and other legal instruments are summaries, and reference is made to such instruments as filed.

FINANCIAL STATEMENTS

     The complete financial statements of the separate account and Minnesota Life can be found in the Statement of Additional Information. The Statement of Additional Information is available from us at your request.

     To request a Statement of Additional Information call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

                                             STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information, with the same date, containing further information about Minnesota Life Variable Universal Life Account, the group contract and the certificates is available without charge from us at your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of death benefits, cash surrender values, and cash values, without charge, from us. To request a free copy of the Statement of Additional Information, a personalized illustration or any information about your certificate call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

     Information about Minnesota Life Variable Universal Life Account (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090) or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 100 F Street, NE, Washington, DC, 20549-0102. You can also call the SEC at 1-202-551-8090.

     The table of contents for the Statement of Additional Information is as follows:

General Information and History
Premiums
Additional Information About Operation of
Contracts and Registrant
Underwriters
Illustrations
Financial Statements

Investment Company Act Number 811-8830

                                                         MINNESOTA LIFE VARIABLE
                                                          UNIVERSAL LIFE ACCOUNT
                                                MINNESOTA LIFE INSURANCE COMPANY

Variable Universal Life Insurance Policy

This prospectus describes Variable Universal Life Insurance policies and certificates issued by Minnesota Life Insurance Company ("Minnesota Life", "we", "us" or "our").

The policies are designed for use in group-sponsored insurance programs to provide life insurance protection to individuals (each an "insured") and the flexibility to vary premium payments. Certificates are documents, generally held by individuals ("certificate owner", "owner" or "you"), setting forth or summarizing the rights of the owners and/or insureds and will be issued under the group contract. A group contract or group policy is the Minnesota Life Variable Group Universal Life Insurance Policy issued to an employer, association or organization that is sponsoring a program of insurance ("group sponsor" or "contractholder") for eligible participants. Individual policies can also be issued in connection with group-sponsored insurance programs in circumstances where a group contract is not issued. All references to a certificate in this prospectus shall include individual policies issued in this manner as well as certificates issued under a group contract.

Subject to the limitations in this prospectus, the owner may allocate net premiums to one or more of the sub-accounts of a separate account of Minnesota Life called the Minnesota Life Variable Universal Life Account ("separate account"). The owner is the owner of the certificate as designated in the signed application or as subsequently changed as set forth in the certificate and this prospectus. The value of your investment in the separate account will vary with the investment experience of the selected sub-accounts of the separate account. There is no guaranteed minimum value associated with your investment in the separate account and its sub-accounts. Subject to the limitations in the group policy, the certificate and this prospectus, net premiums may also be allocated to a guaranteed account of Minnesota Life.

The separate account, through its sub-accounts, invests its assets in shares of Fidelity(R) Variable Insurance Products Funds ("Fidelity(R) VIP" or "VIP"). The Fund offer its shares exclusively to variable insurance products and certain qualified plans and has 31 portfolios which are available for contracts offered under this prospectus (the "Portfolios"). They are:

FIDELITY(R) VIP

-    VIP Aggressive Growth Portfolio: Initial Class Shares

-    VIP Asset Manager(SM) Portfolio: Initial Class Shares

-    VIP Asset Manager: Growth(R) Portfolio: Initial Class Shares

-    VIP Balanced Portfolio: Initial Class Shares

-    VIP Contrafund(R) Portfolio: Initial Class Shares

-    VIP Disciplined Small Cap Portfolio: Initial Class Shares

-    VIP Dynamic Capital Appreciation Portfolio: Initial Class Shares

-    VIP Emerging Markets Portfolio: Initial Class Shares

-    VIP Equity-Income Portfolio: Initial Class Shares

-    VIP Freedom Income Portfolio: Initial Class Shares

-    VIP Freedom 2010 Portfolio: Initial Class Shares

-    VIP Freedom 2015 Portfolio: Initial Class Shares

-    VIP Freedom 2020 Portfolio: Initial Class Shares

-    VIP Freedom 2025 Portfolio: Initial Class Shares

-    VIP Freedom 2030 Portfolio: Initial Class Shares

-    VIP Growth Portfolio: Initial Class Shares

-    VIP Growth & Income Portfolio: Initial Class Shares

-    VIP Growth Opportunities Portfolio: Initial Class Shares

-    VIP Growth Stock Portfolio: Initial Class Shares

-    VIP High Income Portfolio: Initial Class Shares

-    VIP Index 500 Portfolio: Initial Class Shares

-    VIP International Capital Appreciation Portfolio: Initial Class Shares

-    VIP Investment Grade Bond Portfolio: Initial Class Shares

-    VIP Mid Cap Portfolio: Initial Class Shares

-    VIP Money Market Portfolio: Initial Class Shares

-    VIP Overseas Portfolio: Initial Class Shares

-    VIP Real Estate Portfolio: Initial Class Shares

-    VIP Strategic Income Portfolio: Initial Class Shares

-    VIP Value Portfolio: Initial Class Shares

-    VIP Value Leaders Portfolio: Initial Class Shares

-    VIP Value Strategies Portfolio: Initial Class Shares

PLEASE NOTE THAT THE POLICY, CERTIFICATES AND THE PORTFOLIOS:

     are not guaranteed to achieve their goals;
     are not federally insured;
     are not endorsed by any bank or government agency; and are subject to risks, including loss of the amount invested.

A prospectus for each of the Portfolios available through the separate account must accompany this prospectus. Please read these documents carefully before investing and save them for future reference.

The Securities and Exchange Commission has not approved the policy, the certificates, the guaranteed account or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

THE POLICY AND CERTIFICATES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICIES OR CERTIFICATES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

The date of this prospectus and the statement of additional information is May 1, 2008.

Minnesota Life Insurance Company                           [MINNESOTA LIFE LOGO]
400 Robert Street North
St. Paul, Minnesota 55101-2098

TABLE OF CONTENTS

                                                                          PAGE
Questions and Answers about the Variable Group Universal Life Insurance
   Contract                                                                 2
   Summary of Benefits and Risks                                            2
   Risks of Owning a Variable Universal Life Insurance Certificate          2
   Fee Tables                                                               7
General Descriptions                                                       10
   Minnesota Life Insurance Company                                        10
   Minnesota Life Variable Universal Life Account                          10
   Additions, Deletions or Substitutions                                   14
   Voting Rights                                                           14
   The Guaranteed Account                                                  15
   Summary Information                                                     15
      Guaranteed Account Value                                             16
Charges                                                                    16
   Premium Expense Charges                                                 16
      Sales Charge                                                         16
      Premium Tax Charge                                                   17
      OBRA Expense Charge                                                  17
   Account Value Charges                                                   17
      Monthly Deduction                                                    17
      Partial Surrender Charge                                             18
      Transfer Charge                                                      18
      Additional Benefits Charges                                          18
   Separate Account Charges                                                19
   Fund Charges                                                            19
   Guarantee of Certain Charges                                            19
Information about the Group Policy and Certificates                        19
   Applications and Issuance                                               19
   Dollar Cost Averaging                                                   20
   Free Look                                                               20
   Continuation of Group Coverage                                          21
   Conversion Right to an Individual Policy                                21
   General Provisions of the Group Contract                                21
      Issuance                                                             21
      Termination                                                          21
      Right to Examine Group Contract                                      22
      Entire Group Contract                                                22
      Ownership of Group Contract and Group Contract Changes               22
Certificate Premiums                                                       22
   Premium Limitations                                                     23
   Allocation of Net Premiums and Account Value                            23
Death Benefit and Account Values                                           24
   Option A -- Level Death Benefit                                         24
   Option B -- Increasing Death Benefit                                    24
   Change in Face Amount                                                   24
      Increases                                                            24
      Decreases                                                            25
   Payment of Death Benefit Proceeds                                       25
   Account Values                                                          25
      Determination of the Guaranteed Account Value                        26
      Determination of the Separate Account Value                          26
      Unit Value                                                           26
      Net Investment Factor                                                27
      Daily Values                                                         27

                                                                          PAGE
Surrenders, Partial Surrenders and Transfers                               27
   Transfers                                                               28
      Market Timing                                                        28
      Guaranteed Account Transfer Restrictions                             29
      Other Transfer Information                                           30
Loans                                                                      31
   Loan Interest                                                           31
   Loan Repayments                                                         32
Lapse and Reinstatement                                                    32
   Lapse                                                                   32
   Reinstatement                                                           33
   Additional Benefits                                                     33
      Accelerated Benefits Rider                                           33
      Waiver of Premium Rider                                              33
      Accidental Death and Dismemberment Rider                             33
      Child Rider                                                          33
      Spouse Rider                                                         33
      Policyholder Contribution Rider                                      33
   General Matters Relating to the Certificate                             34
      Postponement of Payments                                             34
      The Certificate                                                      34
      Control of Certificate                                               34
      Maturity                                                             34
      Beneficiary                                                          35
      Change of Beneficiary                                                35
      Settlement Options                                                   35
Federal Tax Status                                                         36
   Introduction                                                            36
   Taxation of Minnesota Life and the Variable Universal Life Account      36
   Tax Status of Certificates                                              36
   Owner Control                                                           37
   Diversification of Investments                                          37
   Tax Treatment of Policy Benefits                                        37
   Modified Endowment Contracts                                            38
   Multiple Policies                                                       39
   Withholding                                                             39
   Other Transactions                                                      39
   Other Taxes                                                             39
      Non-Individual Owners and Business Beneficiaries of Policies         40
   Split-Dollar Arrangements                                               40
   Alternative Minimum Tax                                                 40
      Economic Growth and Tax Relief Reconciliation Act of 2001            41
Distribution of Certificates                                               41
   Payments Made by Underlying Mutual Funds                                42
Other Matters                                                              43
   Legal Proceedings                                                       43
   Registration Statement                                                  43
   Financial Statements                                                    43
Statement of Additional Information                                        44

QUESTIONS AND ANSWERS ABOUT THE
VARIABLE GROUP UNIVERSAL LIFE
INSURANCE CONTRACT

SUMMARY OF BENEFITS AND RISKS

     All of the benefits and risks summarized below are subject to the terms, conditions and restrictions of the group-sponsored insurance program, the certificate and this prospectus.

     A variable universal life insurance certificate is an adjustable benefit life insurance contract that allows accumulation of cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums. The cash value of the certificate will fluctuate with the performance of the sub-accounts of the separate account. The choice of available investment options ("sub-accounts") and the guaranteed account is determined under the group-sponsored insurance program. Values may be transferred among the available investment options. An owner may make a partial surrender from his/her certificate, surrender all of his/her certificate or take certificate loans. Each certificate has a minimum Face Amount of death benefit coverage. The death benefit of a certificate may be greater than its Face Amount, as further described in this prospectus. If a certificate is in force upon the insured's death, the death benefit will be paid to the designated beneficiary.

     We offer six Riders that provide supplemental benefits under the policy: the Accelerated Benefits Rider, Waiver of Premium Rider, Accidental Death and Dismemberment Rider, Child Rider, Spouse Rider and Policyholder Contribution Rider. There is no charge for the Accelerated Benefits Rider and Policyholder Contribution Rider. These Riders may not be available in all states or in all group-sponsored insurance programs.

     There are several ways of receiving proceeds under the death benefit of a certificate, other than in a lump sum. More detailed information concerning these settlement options is set forth later in this prospectus.

RISKS OF OWNING A VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE

     The account values of a certificate, to the extent invested in sub-accounts of the separate account, have no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may depreciate the owner's account value and, in some cases, may increase the cost of insurance. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectus for the Fund which accompanies this prospectus. You should carefully review the Fund prospectus before purchasing the certificate.

     A universal life insurance certificate is intended for the use of persons who wish to combine both life insurance and the accumulation of cash values. Because of this it is unsuitable as a short-term investment vehicle.

     There is a risk that a certificate will lapse. As described in the "Lapse and Reinstatement" section of this prospectus, lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made. You may reinstate a lapsed certificate, subject to certain conditions.

     Certificate loans may increase the risk of certificate lapse, may have a negative effect on a certificate's cash value and may reduce a certificate's death benefit.

     In some circumstances, experience credits, loans and amounts received from a partial surrender or surrender of the certificate will be subject to federal income taxation and an additional 10 percent income tax could be imposed. For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus. Withdrawals may also be assessed a processing charge of 2% of the amount withdrawn not to exceed $25.

     Consistent with the group-sponsored insurance program, the group policy, the certificate and this prospectus, we reserve the right to limit the size, number and frequency of transfers, limit the amount of a certificate loan, and restrict certificate withdrawals and surrenders.

WHAT IS A UNIVERSAL LIFE INSURANCE CERTIFICATE?

     A universal life insurance certificate is an adjustable benefit life insurance contract issued pursuant to a group policy. Unlike term life insurance, universal life insurance coverage allows you to accumulate cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums (which means premium payments may be increased or decreased as allowed for by the certificate and this prospectus).

     A universal life insurance certificate has a stated face amount of insurance payable in the event of the death of the insured, which is paid for by the deduction of specified monthly charges from the account values. The face amount is the minimum amount of death benefit proceeds paid upon the death of the insured, so long as the certificate remains in force and there are no outstanding loans. We will also deduct from the face amount any unpaid monthly deduction. The face amount is shown on the specifications page attached to the certificate. The insured is the person whose life is covered by life insurance under a certificate. Unlike term life insurance, universal life insurance coverage may be adjusted by the owner of the certificate, without the necessity of issuing a new certificate for that owner. There are limitations to these adjustments and we may require evidence of insurability before requested increases take effect.

     Universal life insurance coverage is provided without specifying the frequency and amount of each premium payment (as is the practice for scheduled premium life insurance). The time and amount of the payment of premium may be determined by the owner. The life insurance coverage will remain in force for an insured so long as the certificate's net cash value is sufficient to cover monthly charges when due. The net cash value is the account value of a certificate less any outstanding certificate loans and accrued certificate loan interest charged (plus any accrued loan interest credits) and less any charges due. It is the amount an owner may obtain through surrender of the certificate.

     Subject to restrictions described herein, an owner may make payments in excess of that minimum amount required to keep a certificate in force, take full or partial surrenders of cash values and take out certificate loans. If cash values are insufficient for the payment of the required monthly charges, then a premium payment is required or the life insurance coverage provided to the owner will lapse.

     A universal life insurance certificate may be inappropriate for individuals seeking life insurance protection which is the equivalent of term-type coverage. Term coverage is usually for a fixed period of time for a fixed premium.

WHAT MAKES THE CERTIFICATE "VARIABLE"?

     The certificate is termed "variable" because unlike a universal life certificate which provides for the accumulation of certificate values at fixed rates determined by the insurance company, variable universal life insurance certificate values may be invested in variable investment options. The separate account we use for our group contracts is called the Minnesota Life Variable Universal Life Account and is composed of variable investment options or sub-accounts. The separate account keeps its assets separate from the other assets of Minnesota Life. Each sub-account invests in a corresponding Portfolio of the Fund. Thus, the owner's account value, to the extent invested in the variable investment options (sub-accounts), will vary with the positive or negative investment experience of the corresponding Portfolios of the Fund.

     The account value of a certificate is the sum of the separate account value, guaranteed account value and loan account value. The separate account value is the sum of all current sub-account values. The guaranteed account value is the sum of all net premiums and transfers allocated to the guaranteed account and interest declared thereon and experience credits, if any, minus amounts transferred to the separate account or removed in connection with a partial surrender or loan and minus charges assessed against the guaranteed account value. The loan account value is the portion of the general account attributable to loans under a certificate together with accrued interest.

IS THERE AN INVESTMENT PERFORMANCE RISK?

     Yes. The account value of a certificate, to the extent invested in sub-accounts of the separate account, has no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may reduce the owner's account value. The owner is also subject to the risk that the investment performance of the selected sub-accounts may be less favorable than that of other sub-accounts, and in order to keep the certificate in force the owner may be required to pay more premiums than originally planned. The certificate also offers the owner the opportunity to have the account value increase more rapidly than it would under comparable fixed benefit certificates by virtue of favorable investment performance. In addition, under some certificates, the death benefit will also increase and decrease with investment experience.

     Subject to the limitations in the group policy, the certificate and this prospectus, owners seeking the traditional insurance protections of a guaranteed account value may allocate net premiums to the certificate's guaranteed account option which provides for guaranteed accumulation at a fixed rate of interest. Additional information on this option may be found under "The Guaranteed Account" "The Guaranteed Account" and the "Death Benefit and Account Values" sections of this prospectus. If the owner allocates net premiums or account value to the guaranteed account, then we credit the owner's account value in the guaranteed account with a declared rate of interest, but the owner assumes the risk that the rates may decrease, although it will never be lower than a minimum guaranteed annual rate of 3 percent.

WHAT VARIABLE INVESTMENT OPTIONS ARE AVAILABLE?

     The separate account currently invests in each of the 31 Portfolios listed below. However, your group sponsor insurance program may limit the Portfolios, and in turn the sub-accounts, available for investment under your certificate. As such, you should consult your group sponsor to determine if restrictions apply to your investment in any of sub-accounts funded by the Portfolios listed below.

     Fidelity(R) VIP Portfolios include:

          VIP Aggressive Growth Portfolio: Initial Class Shares

          VIP Asset Manager(SM) Portfolio: Initial Class Shares

          VIP Asset Manager: Growth(R) Portfolio: Initial Class Shares

          VIP Balanced Portfolio: Initial Class Shares

          VIP Contrafund(R) Portfolio: Initial Class Shares

          VIP Disciplined Small Cap Portfolio: Initial Class Shares

          VIP Dynamic Capital Appreciation Portfolio: Initial Class Shares

          VIP Emerging Markets Portfolio: Initial Class Shares

          VIP Equity-Income Portfolio: Initial Class Shares

          VIP Freedom Income Portfolio: Initial Class Shares

          VIP Freedom 2010 Portfolio: Initial Class Shares

          VIP Freedom 2015 Portfolio: Initial Class Shares

          VIP Freedom 2020 Portfolio: Initial Class Shares

          VIP Freedom 2025 Portfolio: Initial Class Shares

          VIP Freedom 2030 Portfolio: Initial Class Shares

          VIP Growth Portfolio: Initial Class Shares

          VIP Growth & Income Portfolio: Initial Class Shares

          VIP Growth Opportunities Portfolio: Initial Class Shares

          VIP Growth Stock Portfolio: Initial Class Shares

          VIP High Income Portfolio: Initial Class Shares

          VIP Index 500 Portfolio: Initial Class Shares

          VIP International Capital Appreciation Portfolio: Initial Class Shares

          VIP Investment Grade Bond Portfolio: Initial Class Shares

          VIP Mid Cap Portfolio: Initial Class Shares

          VIP Money Market Portfolio: Initial Class Shares

          VIP Overseas Portfolio: Initial Class Shares

          VIP Real Estate Portfolio: Initial Class Shares

          VIP Strategic Income Portfolio: Initial Class Shares

          VIP Value Portfolio: Initial Class Shares

          VIP Value Leaders Portfolio: Initial Class Shares

          VIP Value Strategies Portfolio: Initial Class Shares

     There is no assurance that any Portfolio will meet its objectives. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectus for the Fund which accompany this prospectus.

     We reserve the right to add, combine or remove eligible Funds and Portfolios.

HOW CAN NET PREMIUMS BE ALLOCATED?

     In the initial signed application for life insurance, the owner may indicate the desired allocation of net premiums among the guaranteed account and the available sub-accounts of the separate account, subject to the limitations in the certificate and this prospectus. All future net premiums will be allocated in the same proportion until the owner requests a change in the allocation. Similarly, the owner may request a transfer of amounts between sub-accounts or between the sub-accounts and the guaranteed account, subject to the limitations in the certificate and this prospectus.

WHAT DEATH BENEFIT OPTIONS ARE OFFERED UNDER THE CERTIFICATE?

     We offer two death benefit options under the certificate. Under "Option A", a level death benefit, the death benefit is the face amount of the certificate. Under "Option B", a variable death benefit, the death benefit is the face amount of the certificate plus the net cash value. So long as a certificate remains in force and there are no certificate loans, the minimum death benefit under either option will be at least equal to the current face amount (less any unpaid monthly deduction). The death benefit proceeds will be adjusted by the amount of any charges due or overpaid and any outstanding certificate loans and certificate loan interest due determined as of the date of death.

     Only the group sponsor may choose one of the two death benefit options under a group-sponsored program. The death benefit option so chosen shall be the same for all participants under the program. Once elected, the death benefit option chosen by the group sponsor shall remain unchanged.

     There is a minimum initial face amount for the certificate which is stated on the specifications page of the certificate. The owner may generally change the face amount, but evidence of insurability of the insured may be required for certain face amount increases.

ARE THE BENEFITS UNDER A CERTIFICATE SUBJECT TO FEDERAL INCOME TAX?

     Although guidance is limited, we believe that the owner's certificate should qualify as a life insurance contract for federal income tax purposes. Assuming that a certificate qualifies as a life insurance contract for federal income tax purposes, the benefits under certificates described in this prospectus should receive the same tax treatment under the Code as benefits under traditional fixed benefit life insurance certificates. Therefore, death proceeds payable under variable life insurance certificates should be excludable from the beneficiary's gross income for federal income tax purposes. The owner's net cash value should grow tax-deferred until such cash value is actually distributed to the owner.

     Unless a certificate is classified as a "modified endowment contract," distributions, including partial and complete surrenders and experience credits paid in cash, will not be taxed except to the extent that they exceed the owner's "investment in the contract" (i.e., gross premiums paid under the certificate reduced by any previously received amounts that were excludable from income), and loans will generally not be treated as taxable distributions. For federal income tax purposes, certificates classified as modified endowment contracts are treated as life insurance only with respect to the tax treatment of death proceeds and the tax-free inside buildup of yearly account value increases. However, amounts received by the owner of a modified endowment contract, such as experience credits paid in cash, loans and amounts received from a partial surrender or from a surrender of the certificate will be subject to the same tax treatment as amounts received under an annuity during the accumulation period. Annuity tax treatment includes the 10 percent additional income tax imposed on the portion of any distribution that is included in income, except where the distribution or loan:

-    is made on or after the owner attains age 59 1/2,

-    is attributable to the owner becoming disabled, or

- is part of a series of substantially equal periodic payments for the life of the owner or the joint lives of the owner and beneficiary.

     Determining whether a certificate is a modified endowment contract requires an examination of the premium paid in relation to the death benefit of the certificate. A certificate would be a modified endowment contract if the total premiums during the first seven contract years exceed the total sum of the net level premiums which would be paid under a seven-pay life certificate. A certificate which is subject to a material change will be treated as a new certificate on the date that the material change takes effect, to determine whether it is a modified endowment contract. The account value on the material change date will be taken into account in determining whether the seven-pay standard is met.

     For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus.

DOES THE OWNER HAVE ACCESS TO THE ACCOUNT VALUES?

     Yes. The net cash value, subject to the limitations in the certificate and this prospectus, is available to the owner during the insured's lifetime. The net cash value may be used:

-    to provide retirement income,

-    as collateral for a loan,

- to continue some amount of insurance protection without payment of premiums, or

-    to obtain cash by surrendering the certificate in full or in part.

     The owner may borrow, as a certificate loan, an amount up to 90 percent of the owner's account value less any existing loan account value. The loan account is the portion of the general account attributable to loans under a certificate. Each alternative for accessing the owner's account value may be subject to conditions described in the certificate or under the "Death Benefit and Account Values", "Surrenders, Partial Surrenders and Transfers" and "Loans" sections of this prospectus.

     In general, the owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".) Partial surrenders may also be assessed a processing charge of 2% of the amount withdrawn not to exceed $25.

     A surrender or partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group-sponsored insurance program. The minimum will never exceed $500. The maximum partial surrender amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account.

WHAT CHARGES ARE ASSOCIATED WITH THE CERTIFICATE?

     We assess certain charges against each premium payment and the account values under each certificate and against the asset value of the separate account. These charges, which are largely designed to cover our expenses in providing insurance protection and in distributing and administering the certificates are described under the "Charges" section of this prospectus. The specific charges are shown on the specifications page of the certificate. There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Fund. We also reserve the right to charge against the separate account assets, or make other provisions, for additional tax liability we may incur with respect to the separate account or the certificates.

FEE TABLES

     The following tables describe the fees and expenses that are payable when buying, owning and surrendering the certificate. The first table describes the fees and expenses that are payable at the time that the owner buys the certificate, surrenders the certificate, or transfers cash value between available investment options.

                                TRANSACTION FEES

CHARGE                                        WHEN CHARGE IS DEDUCTED          AMOUNT DEDUCTED
----------------------------------------    ---------------------------   -------------------------
Maximum Sales Charge Imposed on Premiums    From Each Premium Payment*    5 percent of Premium+
Maximum Premium Tax Charge                  From Each Premium Payment*    4 percent of Premium+
Maximum OBRA Expense Charge**               From Each Premium Payment*    1.25 percent of Premium++
Maximum Deferred Sales Charge               None                          N/A
Maximum Partial Surrender Fee               From Each Partial Surrender   Lesser of $25 or
                                                                          2 percent of the
                                                                          amount withdrawn+
Maximum Transfer Fee                        Upon Each Transfer+++         $10+++

----------
* The charge may be waived in some group sponsored insurance programs for premiums received in conjunction with an Internal Revenue Code Section 1035 exchange.

** The OBRA expense charge is to reimburse the Company for extra costs associated with a recent federal law that increases corporate tax owed by certain insurance companies. For a further discussion of the OBRA expense charge see the "OBRA Expense Charge" section of this prospectus.

+ The actual fee may vary depending upon the group-sponsored insurance program under which the certificate is issued, but will not exceed the fee stated in the table.

++ For a certificate considered to be an individual certificate under the Omnibus Budget Reconciliation Act of 1990 ("OBRA") the charge will not exceed 1.25 percent of each premium payment. If a certificate is considered to be a group certificate under OBRA, the charge will not exceed 0.25 percent of each premium payment for group-sponsored programs implemented prior to April 1, 2000 or 0.35 percent of each premium payment for group-sponsored programs implemented on or after April 1, 2000.

+++ There is currently no fee assessed for transfers. A charge, not to exceed $10 per transfer, may be imposed in the future.

     The next table describes the fees and expenses that an owner will pay periodically during the time that the owner owns the certificate, not including fund operating expenses. The table also includes rider charges that will apply if the owner purchases any rider(s) identified below.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

CHARGE                                 WHEN CHARGE IS DEDUCTED               AMOUNT DEDUCTED
---------------------------      ----------------------------------   -----------------------------
COST OF INSURANCE CHARGE(1)(6)
   MAXIMUM & MINIMUM
   CHARGE(7)                     On the Certificate Date and Each     Maximum: $37.62 Per Month Per
                                 Subsequent Monthly Anniversary       $1,000 of Net Amount at Risk
                                                                      Minimum: $0.03 Per Month Per
                                                                      $1,000 of Net Amount at Risk
   MAXIMUM & MINIMUM CHARGE
   FOR CERTIFICATES ISSUED
   PRIOR TO JANUARY 1, 2009
   AND ALL FACE AMOUNT
   INCREASES ON SUCH
   CERTIFICATES                  On the Certificate Date and Each     Maximum: $32.01 Per Month Per
                                 Subsequent Monthly Anniversary       $1,000 of Net Amount at Risk
                                                                      Minimum: $0.03 Per Month Per
                                                                      $1,000 of Net Amount at Risk
   CHARGE FOR A 45 YEAR OLD
   NON-SMOKING
   CERTIFICATEHOLDER(8)          On the Certificate Date and Each     $0.11 Per Month Per $1,000
                                 Subsequent Monthly Anniversary       of Net Amount at Risk

MORTALITY AND EXPENSE RISK
   CHARGE(2)                     Each Valuation Date                  Maximum: 0.50 percent of
                                                                      average daily assets of the
                                                                      separate account per year
MONTHLY ADMINISTRATION
   CHARGE(3)                     On the Certificate Date and Each     Maximum: $4 Per Month
                                 Subsequent Monthly Anniversary

LOAN INTEREST SPREAD(4)          Each Monthly Anniversary             2 percent of Policy Loan Per
                                                                      Year
ACCIDENTAL DEATH AND
   DISMEMBERMENT CHARGE(5)       On the Certificate Date and Each     Maximum: $0.10 Per Month Per
                                 Subsequent Monthly Anniversary       $1,000 of Net Amount at Risk

WAIVER OF PREMIUM CHARGE(5)      On the Certificate Date and Each     Maximum: 50 percent of the
                                 Subsequent Monthly Anniversary       Cost of Insurance Charge

CHILD RIDER CHARGE(5)            On the Certificate Date and Each     Maximum: $0.35 Per Month Per
                                 Subsequent Monthly Anniversary       $1,000 of Net Amount at Risk

SPOUSE RIDER CHARGE(1)(5)
   MAXIMUM & MINIMUM
   CHARGE(7)                     On the Certificate Date and Each     Maximum: $37.62 Per Month Per
                                 Subsequent Monthly Anniversary       $1,000 of Net Amount at Risk
                                                                      Minimum: $0.03 Per Month Per
                                                                      $1000 of Net Amount at Risk
   MAXIMUM & MINIMUM CHARGE
   FOR CERTIFICATES ISSUED
   PRIOR TO JANUARY 1, 2009
   AND ALL FACE AMOUNT
   INCREASES ON SUCH
   CERTIFICATES                  On the Certificate Date and Each     Maximum: $32.01 Per Month Per
                                 Subsequent Monthly Anniversary       $1,000 of Net Amount at Risk
                                                                      Minimum: $0.03 Per Month Per
                                                                      $1,000 of Net Amount at Risk
   CHARGE FOR A 45 YEAR OLD
   NON-SMOKING
   CERTIFICATEHOLDER(8)          On the Certificate Date and Each     $0.11 Per Month Per $1,000
                                 Subsequent Monthly Anniversary       of Net Amount at Risk

----------
(1) The cost of insurance charge will vary depending upon the insured's attained age, rate class and the group sponsored insurance program. The charges noted may not be representative of the charges that you would pay. For information regarding the specific cost of insurance rate that will apply to your certificate please contact Minnesota Life at 1-800-843-8358, during normal business hours of 8:00 a.m. to 4:45 p.m., Central Time.

(2) The mortality and expense risk charge will vary based on the group-sponsored insurance program under which the certificate is issued. Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those policies.

(3) The monthly administration charge depends on the number of certificate owners under the group sponsored insurance program, the administrative services provided, the expected average face amount as well as other certificate features.

(4) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed 8% annually) and the amount of interest we credit to the amount of the certificate loan in the loan account value (guaranteed not to be less than 6% annually). While a certificate loan is outstanding, loan interest is due and payable in arrears at the end of each certificate month or for the duration of the certificate, if shorter. For a complete discussion of loan interest charges and credits see the "Loan Interest" section of this prospectus.

(5) The availability of additional insurance benefit riders will depend upon the particular group sponsored insurance program. You should check with your group sponsor to determine which additional insurance benefit riders are available under your program. Charges for additional insurance benefit riders may vary among group sponsored insurance programs.

(6) The net amount at risk for a certificate month is the difference between the death benefit and the account value.

(7) The maximum charge in this row applies to certificates issued on or after January 1, 2009.

(8)  For certificates issued both before and after January 1, 2009.


     For information concerning compensation paid for the sale of the group contract and certificates, see "Distribution of Certificates" section of the prospectus.

     The next table describes the range of total annual Portfolio operating expenses that an owner will pay while he or she owns the certificate. Expenses of the Portfolios may be higher or lower in the future. The table shows the lowest and highest expenses (as a percentage of Portfolio assets) charged the Fund for its Portfolios for the fiscal year ended December 31, 2007. More detail concerning the Fund and its Portfolios' fees and expenses is contained in the prospectus for the Fund.

                  RANGE OF ANNUAL PORTFOLIO OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS INCLUDING MANAGEMENT FEES,
                 DISTRIBUTION (12b-1) FEES AND OTHER EXPENSES)*


FEE DESCRIPTION                             MINIMUM   MAXIMUM
-----------------------------------------   -------   -------
Total Annual Portfolio Operating Expenses    0.10%     1.07%


----------

* The range of Total Annual Portfolio Operating Expenses presented in this table does not reflect any fee waivers or expense reductions. Under certain circumstances the Funds may charge a redemption fee for certain market timing or frequent trading activity. For more detailed information about the fee and expense charges, fee waivers (if applicable), redemption fee (if applicable) and expense reductions (if applicable) for the Fund Portfolios please see the Fund's prospectus.

GENERAL DESCRIPTIONS

MINNESOTA LIFE INSURANCE COMPANY

     We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to do a life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam. Any benefits due and owing pursuant to a certificate are obligations of Minnesota Life.

MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

     On August 8, 1994, the separate account was established in accordance with Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940. Such registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the separate account. The separate account meets the definition of a "separate account" under the federal securities laws.

     We are the legal owner of the assets in the separate account. The obligations to group contract and certificate owners and beneficiaries arising under the group contracts and certificates are general corporate obligations of Minnesota Life. Our general assets back these obligations. The Minnesota law under which the separate account was established provides that the assets of the separate account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance certificates for which the separate account was established. The income gains and losses credited to or charged against the separate account reflect the account's own investment experience and are entirely independent of both the investment performance of our guaranteed account and of any other separate account which we may have established or may later establish.

     The separate account is divided into sub-accounts, each of which currently invests in one of the 31 Fund Portfolios shown on the cover page of this prospectus. Your group sponsor insurance program, however, may limit the Portfolios, and in turn the sub-accounts, available for investment under your certificate. As such, you should consult your group sponsor to determine if restrictions apply to your investment in any of sub-accounts funded by the Portfolios.

     The separate account currently invests in the Portfolios of Fidelity(R) VIP. The Fund prospectus accompanies this prospectus. For additional copies please call us at 1-800-843-8358. You should read the prospectus carefully before investing in the certificate.

     The assets of each Portfolio are separate from the others and each has different investment objectives and policies. Therefore, each Portfolio operates as a separate investment fund and the investment performance of one has no effect on the investment performance of the other Portfolios.

     All dividends and capital gains distributions from each Portfolio are automatically reinvested in shares of that Portfolio at net asset value.

     The Fidelity Management and Research Company ("FMR"), a subsidiary of FMR Corp., is adviser to Fidelity(R) VIP. For more information about Fidelity(R) VIP, see the prospectuses of the Variable Insurance Products Funds which accompany this prospectus.


FUND/PORTFOLIO                          INVESTMENT ADVISER*             INVESTMENT SUB-ADVISER*
-----------------------------------   -----------------------   ---------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUNDS:
Aggressive Growth Portfolio:
   Initial Class Shares               FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
   (Seeks capital appreciation.)                                FMRC
Asset Manager(SM) Portfolio:
   Initial Class Shares               FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
   (Seeks to obtain high total                                  FMRC, FIMM
   return with reduced risk over
   the long term by allocating
   its assets among stocks,
   bonds, and short-term
   instruments.)
Asset Manager: Growth(R) Portfolio:
   Initial Class Shares               FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
   (Seeks to maximize total                                     FMRC, FIMM
   return by allocating its
   assets among stocks, bonds,
   short-term instruments, and
   other investments.)
Balanced Portfolio:
   Initial Class Shares               FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
   (Seeks income and capital                                    FMRC, FIMM
   growth consistent with
   reasonable risk.)
Contrafund(R) Portfolio:
   Initial Class Shares               FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
   (Seeks long-term capital                                     FMRC
   appreciation.)
Disciplined Small Cap Portfolio:
   Initial Class Shares               FMR                       FMRC, Geode
   (Seeks capital appreciation.)
Dynamic Capital Appreciation
   Portfolio:
   Initial Class Shares               FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
   (Seeks capital appreciation.)                                FMRC
Emerging Markets Portfolio:
   Initial Class Shares               FMR                       FMRC, FRAC, FMR U.K., FIIA,
   (Seeks capital appreciation.)                                FIIA(U.K.)L, FIJ
Equity-Income Portfolio:
   Initial Class Shares               FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
   (Seeks reasonable income.                                    FMRC
   The fund will also consider
   the potential for capital
   appreciation. The fund's goal is
   to achieve a yield which
   exceeds the composite yield
   on the securities comprising
   the Standard & Poor's 500(SM)
   Index (S&P 500(R)).)
Freedom Income Portfolio:
   Initial Class Shares               FMR, Strategic Advisers
   (Seeks high total return with
   a secondary objective of
   principal preservation.)

FUND/PORTFOLIO                          INVESTMENT ADVISER*             INVESTMENT SUB-ADVISER*
-----------------------------------   -----------------------   ---------------------------------------
Freedom 2010 Portfolio:
   Initial Class Shares               FMR, Strategic Advisers
   (Seeks high total return with
   a secondary objective of
   principal preservation as the
   fund approaches its target
   date and beyond.)
Freedom 2015 Portfolio:
   Initial Class Shares               FMR, Strategic Advisers
   (Seeks high total return with
   a secondary objective of
   principal preservation as the
   fund approaches its target
   date and beyond.)
Freedom 2020 Portfolio:
   Initial Class Shares               FMR, Strategic Advisers
   (Seeks high total return with
   a secondary objective of
   principal preservation as the
   fund approaches its target
   date and beyond.)
Freedom 2025 Portfolio:
   Initial Class Shares               FMR, Strategic Advisers
   (Seeks high total return with
   a secondary objective of
   principal preservation as the
   fund approaches its target
   date and beyond.)
Freedom 2030 Portfolio:
   Initial Class Shares               FMR, Strategic Advisers
   (Seeks high total return with
   a secondary objective of
   principal preservation as the
   fund approaches its target
   date and beyond.)
Growth Portfolio:
   Initial Class Shares               FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
   (Seeks to achieve capital                                    FMRC
   appreciation.)
Growth & Income Portfolio:
   Initial Class Shares               FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
   (Seeks high total return                                     FMRC
   through a combination of
   current income and capital
   appreciation.)
Growth Opportunities Portfolio:
   Initial Class Shares               FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
   (Seeks to provide capital                                    FMRC
   growth.)
Growth Stock Portfolio:
   Initial Class Shares               FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
   (Seeks capital appreciation.)                                FMRC
High Income Portfolio:
   Initial Class Shares               FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
   (Seeks a high level of current                               FMRC,
   income, while also considering
   growth of capital.)
Index 500 Portfolio:
   Initial Class Shares               FMR                       FMRC, Geode

FUND/PORTFOLIO                          INVESTMENT ADVISER*             INVESTMENT SUB-ADVISER*
-----------------------------------   -----------------------   ---------------------------------------
International Capital
   Appreciation Portfolio:
   Initial Class Shares               FMR                       FMRC, FRAC, FMR U.K., FIIA,
   (Seeks capital appreciation.)                                FIAA(U.K.)L, FIJ
Investment Grade Bond
   Portfolio:
   Initial Class Shares               FMR                       FRAC, FIIA, FIIA(U.K.)L, FIMM
Mid Cap Portfolio:
   Initial Class Shares               FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
                                                                FMRC,
Money Market Portfolio:
   Initial Class Shares               FMR                       FRAC, FIIA, FIIA(U.K.)L, FIMM
Overseas Portfolio:
   Initial Class Shares               FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
                                                                FMRC
Real Estate Portfolio:
   Initial Class Shares               FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
                                                                FMRC
Strategic Income Portfolio:
   Initial Class Portfolio            FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
   (Seeks a high level of current                               FMRC, FIMM
   income. The fund may also
   seek capital appreciation.)
Value Portfolio:
   Initial Class Shares               FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
   (Seeks capital appreciation.)                                FMRC
Value Leaders Portfolio:
   Initial Class Shares               FMR                       FMRC, FRAC, FMR U.K., FIIA,
   (Seeks capital appreciation.)                                FIIA(U.K.)L, FIJ
Value Strategies Portfolio:
   Initial Class Shares               FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
   (Seeks capital appreciation.)                                FMRC

----------
* Fidelity Management & Research Company, Boston, Massachusetts ("FMR"); Fidelity Management & Research (U.K.) Inc., London, England ("FMR U.K."); Fidelity Research & Analysis Company, Tokyo, Japan ("FRAC"); Fidelity International Investment Advisors, Pembroke, Bermuda ("FIIA"); Fidelity International Investment Advisors (U.K.) Limited, London, England ("FIIA(U.K.)L"); Fidelity Investments Japan Limited, Tokyo, Japan ("FIJ"); FMR Co. Inc., Boston, Massachusetts ("FMRC"); Geode Capital Management, LLC, Boston, Massachusetts ("Geode"); Fidelity Investments Money Management, Inc., Merrimack, New Hampshire ("FIMM"); Strategic Advisers(R), Inc., Boston, Massachusetts ("Strategic Advisers")

The above Portfolios were selected based on several criteria, including asset class coverage, the strength of the investment adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we considered during the selection process was whether the Portfolio's investment adviser or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Payments Made by Underlying Mutual Funds."

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CERTIFICATE CASH VALUE OF YOUR CERTIFICATE RESULTING FROM THE PERFORMANCE OF THE PORTFOLIO YOU HAVE CHOSEN.

ADDITIONS, DELETIONS OR SUBSTITUTIONS

     We reserve the right to add, combine or remove any sub-accounts of the Variable Universal Life Account when permitted by law. Each additional sub-account will purchase shares in a new portfolio or mutual fund. New sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the separate account. Any new investment option will be made available to existing owners on whatever basis we may determine.

     We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the separate account. If investment in a Portfolio of the Fund should no longer be possible or if we determine it becomes inappropriate for certificates of this class, we may substitute another mutual fund or portfolio for a sub-account. Substitution may be made with respect to existing account values and future premium payments. A substitution may be made only with any necessary approval of the Securities and Exchange Commission.

     We reserve the right to transfer assets of the separate account as determined by us to be associated with the certificates to another separate account. A transfer of this kind may require the approval of state regulatory authorities and of the Securities and Exchange Commission.

     We also reserve the right, when permitted by law, to restrict or eliminate any voting right of owners or other persons who have voting rights as to the separate account, and to combine the separate account with one or more other separate accounts, and to de-register the separate account under the Investment Company Act of 1940.

     The Fund serves as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts, as the investment medium for such policies and contracts issued by Minnesota Life and other affiliated and unaffiliated life insurance companies, and as the investment medium when used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in the Fund at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in the Fund at the same time or
(iii) participating qualified plans to invest in shares of the Fund at the same time as one or more life insurance companies. Neither the Fund nor Minnesota Life currently foresees any disadvantage, but if the Fund determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, the Fund's Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Fund's shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

VOTING RIGHTS

     We will vote the shares of the Fund held in the various sub-accounts of the Variable Universal Life Account at regular and special shareholder meetings of the Fund in accordance with the owner's instructions. If, however, the Investment Company Act of 1940, as amended, or any regulation thereunder should change and we determine that it is permissible to vote the shares of the Fund in our own right, we may elect to do so. The number of votes as to which the owner has the right to instruct will be determined by dividing his or her sub-account value by the net asset value per share of the corresponding Portfolio of the Fund. The sub-account value is the number of units of a sub-account credited to a certificate multiplied by the current unit value for that sub-account. Fractional shares will be counted. The number of votes as to which the owner has the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited prior to the meeting in accordance with procedures established by the Fund. We will vote shares of the Fund held by the separate account as to which no instructions are received in proportion to the voting instructions which are received from certificate owners with respect to all certificates participating in the separate account. Proportional voting may result in a small number of certificate owners determining the outcome of a vote.

     We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in sub-classification or investment policies of the Fund or approve or disapprove an investment advisory contract of the Fund. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of one or more of the Fund if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of certificate owners or if we determine that the change would be inconsistent with the investment objectives of the Fund or would result in the purchase of securities for the Fund which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in the owner's next semi-annual report.

THE GUARANTEED ACCOUNT

     The guaranteed account is part of our general account. The owner may allocate net premiums and may transfer net cash values of the certificate, subject to the limitations in the certificate and this prospectus, to our guaranteed account.

     Because of exemptive and exclusionary provisions, interests in Minnesota Life's guaranteed account have not been registered under the Securities Act of 1933, and the guaranteed account has not been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the guaranteed account nor any interest therein is subject to the provisions of these Acts, and Minnesota Life has been advised that the staff of the SEC does not review disclosures relating to it. Disclosures regarding the guaranteed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     This prospectus describes a Variable Universal Life Insurance group contract and certificate and is generally intended to serve as a disclosure document only for the aspects of the group contract and certificate relating to the sub-accounts of the separate account. For more information about the guaranteed account, please see the certificate and the summary information provided immediately below.

SUMMARY INFORMATION

     Minnesota Life's general account consists of all assets owned by Minnesota Life other than those in the separate account and any other separate accounts which we may establish. The guaranteed account is that portion of the general assets of Minnesota Life, exclusive of loans, which is attributable to the group contract and certificate described herein and others of their class. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of group contracts and certificates of this class. Allocations to the guaranteed account become part of the general assets of Minnesota Life and are used to support insurance and annuity obligations and are subject to the claims of our creditors. Subject to applicable law, we have sole discretion over the investment of assets of the guaranteed account. Owners do not share in the actual investment experience of the assets in the guaranteed account.

     A portion or all the net premiums may be allocated or transferred to accumulate at a fixed rate of interest in the guaranteed account, though we reserve the right to restrict the allocation of premium into the guaranteed account. Transfers from the guaranteed account to the sub-accounts of the separate account are subject to certain limitations with respect to timing and amount. These restrictions are described under the "Transfers" section of this prospectus. Amounts allocated or transferred to the guaranteed account are guaranteed by us as to principal and a minimum rate of interest.

GUARANTEED ACCOUNT VALUE Minnesota Life bears the full investment risk for amounts allocated to the guaranteed account and guarantees that interest credited to each owner's account value in the guaranteed account will not be less than the minimum guaranteed annual rate without regard to the actual investment experience of the guaranteed account. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001 the minimum guaranteed annual rate is 3 percent. We may, at our sole discretion, credit a higher rate of interest ("excess interest") although we are not obligated to do so. Any interest credited on the certificate's account value in the guaranteed account in excess of the guaranteed minimum rate per year will be determined at our sole discretion. The owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.

     Even if excess interest is credited to the guaranteed account value, no excess interest will be credited to the loan account value.

CHARGES

     Premium expense and account value charges will be deducted in connection with the certificates and paid to us, to compensate us for providing the insurance benefits set forth in the certificates, administering the certificates, incurring expenses in distributing the certificates and assuming certain risks in connection with the certificates. These charges will vary based on the group-sponsored insurance program under which the certificate is issued. We will determine the charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. The charges for certificates under a group-sponsored insurance program are shown on the specifications page of the certificate.

     There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Fund.

PREMIUM EXPENSE CHARGES

     The premium expense charges described below will be deducted from each premium payment we receive. The remaining amount, or net premium, will be allocated to the guaranteed account and/or sub-accounts of the separate account, as directed by the owner, and become part of the certificate's net cash value.

SALES CHARGE We may deduct a sales charge from each premium paid under the certificate. Sales charges vary based on the group-sponsored insurance program under which the certificate is issued. The charge will never exceed 5 percent of each premium paid. The sales charge will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the level of commissions paid to agents and brokers and their affiliated broker-dealers, and other circumstances of which we are not presently aware. We may waive the sales charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate. In addition, we may waive the sales charge for premiums paid by designated payors under a group-sponsored insurance program (for example, insureds versus the group sponsor).

     The amount of the sales charge in any certificate year may not be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered from the sales charge, we will recover them from our other assets or surplus, which may include profits from the mortality and expense risk charge, the cost of insurance charge or the administration charge.

PREMIUM TAX CHARGE We will deduct a percentage of premium charge, not to exceed 4 percent of each premium received for premium taxes. Premium tax charges vary based on the group-sponsored insurance program under which the certificate is issued. This charge is to compensate us for our payment of premium taxes that are imposed by various states and local jurisdictions, and such other charges or expenses as we may incur with respect to the certificates, including guaranty fund assessments. The state and/or jurisdiction in which a group policy is issued may impose taxes that are higher or lower than the premium taxes actually imposed on the group policy. This charge will be between 0 percent and 4 percent of each premium payment. We may waive the premium tax charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

OBRA EXPENSE CHARGE Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"), as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. For certificates deemed to be group certificates for purposes of OBRA, we make a charge against each premium payment to compensate us for corporate taxes. The charge will not exceed 0.35 percent of premium. Under certificates deemed to be individual contracts under OBRA, we make a charge of up to 1.25 percent of each premium payment. We may waive the OBRA expense charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

ACCOUNT VALUE CHARGES

     The account value charges described below will be deducted from the net cash value. If the net cash value is insufficient to cover the account value charges, the certificate will lapse unless sufficient payment is received within the grace period.

MONTHLY DEDUCTION The charges deducted as part of the monthly deduction vary based on the group-sponsored insurance program under which the certificate is issued. As of the certificate date and each subsequent monthly anniversary, we will deduct an amount from the net cash value of the owner's certificate to cover certain charges and expenses incurred in connection with the certificate. The monthly deduction will be the sum of the following applicable items: (1) an administration charge; (2) a cost of insurance charge; and (3) the cost of any additional insurance benefits provided by rider. The monthly anniversary is the first day of each calendar month on, or following, the issue date. The monthly deduction will be deducted from the guaranteed account value and the separate account value in the same proportion that those values bear to the net cash value and, as to the separate account, from each sub-account in the proportion that the sub-account value in such sub-account bears to the separate account value of the certificate.

     We may deduct an ADMINISTRATION CHARGE from the net cash value of the certificate each month. The administration charge will never exceed $4 per month. This charge is to compensate us for expenses incurred in the administration of the certificates. These expenses include the costs of processing enrollments, determining insurability, and establishing and maintaining certificate records. Differences in the administration charge applicable to specific group-sponsored insurance programs will be determined based on expected differences in the administrative costs for the certificates or in the amount of revenues that we expect to derive from the charge. Such differences may result, for example, from the number of eligible members in the group, the type and scope of administrative support provided by the group sponsor, face amount and account value, and the features to be included in certificates under the group-sponsored insurance program. An eligible member is a member of the group seeking insurance who meets the requirements stated on the specifications page of the group contract. This charge is not designed to produce a profit.

     The monthly COST OF INSURANCE will be calculated by multiplying the applicable cost of insurance rate based on the insured's attained age and rate class by the net amount at risk for each certificate month. The attained age is the issue age of the insured plus the number of completed certificate years. The net amount at risk for a certificate month is the difference between the death benefit and the account value. The net amount at risk may be affected by changes in the face amount of the certificate or by changes in the account value. Account value, to the extent invested in sub-accounts of the separate account, will vary depending upon the investment performance of the sub-accounts.

     Cost of insurance rates for each group-sponsored insurance program are determined based on a variety of factors related to group mortality including gender mix, average amount of insurance, age distribution, occupations, industry, geographic location, participation, level of medical underwriting required, degree of stability in the charges sought by the group sponsor, prior mortality experience of the group, number of actual or anticipated owners electing the continuation option, and other factors which may affect expected mortality experience. In addition, cost of insurance rates may be intended to cover expenses to the extent they are not covered by the other certificate charges. Changes in the current cost of insurance rates may be made based on any factor which affects the actual or expected mortality or expenses of the group.

     Changes to the cost of insurance rates are generally effective on the anniversary of the issuance of the group policy, although changes may be made at other times if warranted due to a change in the underlying characteristics of the group, changes in benefits included in certificates under the group contract, experience of the group, changes in the expense structure, or a combination of these factors.

     Any changes in the current cost of insurance rates will apply to all persons of the same attained age and rate class under the group-sponsored insurance program. We and the group contractholder will agree to the number of classes and characteristics of each rate class. The classes may vary by tobacco users and non-tobacco users, active and retired status, owners of coverage continued under the continuation provision and other owners, and/or any other nondiscriminatory classes agreed to by the group sponsor.

     The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the certificate. For policies and certificates issued prior to or on December 31, 2008, and all face amount increases on such policies and certificates, the guaranteed rates are 125 percent of the maximum rates that could be charged based on 1980 Commissioners Standard Ordinary Mortality Tables ("1980 CSO Table")(a maximum charge of
$32.01 per month per $1,000 of net amount at risk). The guaranteed rates are higher than 100 percent of the 1980 CSO Table because we may use a simplified underwriting approach and may issue certificates that do not require medical evidence of insurability. The current cost of insurance rates are generally lower than 100 percent of the 1980 CSO Table. (For purposes of premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, we will use 100 percent of the 1980 CSO Table.)

     For group policies and certificates issued on and after January 1, 2009, the guaranteed rates are 200 percent of the maximum rates that could be charged based on 2001 Commissioners Standard Ordinary Mortality Tables ("2001 CSO Table")(a maximum charge of $37.62 per month per $1,000 of net amount at risk). The guaranteed rates are higher than 100 percent of the 2001 CSO Table because we may use a simplified underwriting approach and may issue certificates that do not require medical evidence of insurability. The current cost of insurance rates are generally lower than 100 percent of the 2001 CSO Table. (For purposes of premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, we will use 100 percent of the 2001 CSO Table.)

PARTIAL SURRENDER CHARGE For certificates under some group-sponsored insurance programs, a transaction charge will be assessed against the net cash value for each partial surrender to cover the administrative costs incurred in processing the partial surrender. The charge will not exceed the lesser of $25 or 2 percent of the amount withdrawn. This charge will be assessed in the same manner as the monthly deduction. This charge is not designed to produce a profit.

TRANSFER CHARGE There is currently no charge assessed on transfers of net cash value between the guaranteed account and the separate account or among the sub-accounts of the separate account. A charge, not to exceed $10 per transfer, may be imposed in the future.

ADDITIONAL BENEFITS CHARGES Additional benefits may be included with the certificate by rider, subject to the limitations of the group policy and this prospectus. Some of these additional benefits will have charges associated with them. For a complete discussion of additional benefits see the "Additional Benefits" section of this prospectus.

SEPARATE ACCOUNT CHARGES

     We assess a MORTALITY AND EXPENSE RISK CHARGE directly against the separate account assets. This charge will vary based on the group-sponsored insurance program under which the certificate is issued. The annual rate will not exceed ..50 percent of the average daily assets of the separate account. The mortality and expense risk charge compensates us for assuming the risk that the cost of insurance and other charges will be insufficient to cover the actual mortality experience and other costs in connection with the policies.

     Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those contracts. Differences in mortality and expense risk arise principally from the fact that:
(1) the factors used to determine cost of insurance and administration charges are more uncertain for some group-sponsored insurance programs than for others; and (2) our ability to recover any unexpected mortality and administration costs will also vary from group-sponsored insurance program to group-sponsored insurance program, depending on the charges established for policies issued under the group-sponsored insurance program, and on other financial factors.

     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account, the group contract or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and OBRA related expenses. No such charge or provision is made at the present time.

FUND CHARGES

     Shares of the Fund are purchased for the separate account at their net asset value, which reflects advisory fees and portfolio expense fees which are assessed against the net asset value of each of the Portfolios of the Fund. Advisory fees and portfolio expense fees of the Fund are described in each Fund's prospectus.

     FMR, a subsidiary of FMR Corp., is adviser to each of the Portfolios. The advisory fees for VIP are made pursuant to a contractual agreement between VIP and FMR. For more information about these Funds, see the prospectus of the Variable Insurance Products Funds which accompany this prospectus.

GUARANTEE OF CERTAIN CHARGES

     We will not increase the following charges for group policies: (1) the maximum sales charge; (2) the maximum premium tax charge; (3) the OBRA expense charge (unless there is a change in the law regarding the federal income tax treatment of deferred acquisition costs); (4) the maximum cost of insurance charge; (5) the maximum administration charge; (6) the maximum partial surrender transaction charge; (7) the maximum transfer charge; and (8) the maximum separate account charge for mortality and expense risk.

                                                     INFORMATION ABOUT THE GROUP
                                                         POLICY AND CERTIFICATES

APPLICATIONS AND ISSUANCE

     We will generally issue a group contract to a group, as defined and permitted by state law. For example, a group contract may be issued to an employer, whose employees and/or their spouses may become insured thereunder so long as the person is within a class of members eligible to be included in the group contract. The class(es) of members eligible to be insured by a certificate under the group contract are set forth in that group contract's specifications page. The group contract will be issued upon receipt of a signed application for the group contract signed by a duly authorized officer of the group wishing to enter into a group contract and the acceptance of that signed application by a duly authorized officer of Minnesota Life at its home office. Individuals wishing to purchase a certificate insuring an eligible member under a group-sponsored insurance program must complete the appropriate application for life insurance and submit it to our home office. If the application is approved, we will issue either a certificate or an individual policy to give to the owner. The issuance of a group contract or an individual policy and their associated forms is always subject to the approval of those documents by state insurance regulatory authorities for use.

     Individuals who satisfy the eligibility requirements under a particular group contract may be required to submit to an underwriting procedure which requires satisfactory responses to certain health questions in the application and to provide, in some cases, medical information. Acceptance of an application is subject to our underwriting rules, and we reserve the right to reject an application for any reason.

     A certificate will not take effect until the owner signs the appropriate application for insurance, the initial premium has been paid prior to the insured's death, the insured is eligible, and we approve the completed signed application. The date on which the last event occurs shall be the effective date of coverage ("issue date").

DOLLAR COST AVERAGING

     We currently offer a dollar cost averaging option enabling the owner to preauthorize automatic monthly or quarterly transfers from the Money Market Sub-Account to any of the other sub-accounts. There is no charge for this option. The transfers will occur on monthly anniversaries. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities is averaged over time and possibly over various market values. Since the value of the units will vary over time, the amounts allocated to a sub-account will result in the crediting of a greater number of units when the unit value is low and a lesser number of units when the unit value is high.

     Dollar cost averaging does not guarantee profits, nor does it assure that a certificate will not have losses.

     To elect dollar cost averaging the owner must have at least $3,000 in the Money Market Sub-Account. The automatic transfer amount from the Money Market Sub-Account must be at least $250. The minimum amount that may be transferred to any one of the other sub-accounts is $50. We reserve the right to discontinue, modify or suspend the dollar cost averaging program at any time.

     A dollar cost averaging request form is available to the owner upon request. On the form the owner will designate the specific dollar amount to be transferred, the sub-accounts to which the transfer is to be made, the desired frequency of the transfer and the total number of transfers to be made. If at any time while the dollar cost averaging option is in effect, the amount in the Money Market Sub-Account is insufficient to cover the amount designated to be transferred the current election in effect will terminate.

     An owner may instruct us at any time to terminate the dollar cost averaging election by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The amount from which transfers were being made will remain in the Money Market Sub-Account unless a transfer request is made. Transfers made pursuant to the dollar cost averaging option will not be subject to any transfer charges, in the event such charges are imposed.

FREE LOOK

     It is important to us that the owner is satisfied with the certificate after it is issued. If the owner is not satisfied with it, the owner may return the certificate to us within 10 days after the owner receives it. If the certificate is returned, the owner will receive within seven days of the date we receive the notice of cancellation a full refund of the premiums paid or the net cash value of the certificate, if greater.

     A request for an increase in face amount also may be canceled. The request for cancellation must be made within the 10 days, or that period required by applicable state law, after the owner receives the new certificate specifications page for the increase.

     Upon cancellation of an increase, the owner may request that we refund the amount of the additional charges deducted in connection with the increase. This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made without the increase. If no request is made for a refund, we will increase the certificate's account value by the amount of these additional charges. This amount will be allocated among the sub-accounts of the separate account and guaranteed account in the same manner as it was deducted.

CONTINUATION OF GROUP COVERAGE

     If the insured's eligibility under a group contract ends, the owner's current group coverage may continue unless the certificate is no longer in force or the limitations below apply as of the date eligibility ends:

-    The group contract has terminated; or

- The owner has less than the required minimum in his or her net cash value after deduction of charges for the month in which eligibility ends. The required minimum will vary based on the group-sponsored program under which the certificate is issued. The required minimum will never be higher than $250.

     The insurance amount will not change unless the owner requests a change. We reserve the right to alter all charges not to exceed the maximums. These charges may be higher than those applicable to policies under the group contract that have not been continued under this provision.

     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

CONVERSION RIGHT TO AN INDIVIDUAL POLICY

     If life insurance provided under the group contract is not continued upon termination of the insured's eligibility under the group contract, or if the group contract terminates or is amended so as to terminate the insurance, the owner may convert the insurance under the group certificate to an individual policy of life insurance with us subject to the following:

- The owner's written application to convert to an individual policy and the first premium for the individual policy must be received in our home office within 31 days of the date the owner's insurance terminates under the group contract.

- The owner may convert all or a part of the group insurance in effect on the date that the owner's coverage terminated to any individual life insurance policy we offer, except a policy of term insurance. We will issue the individual policy on the policy forms we then use for the plan of insurance the owner has requested, and the owner may choose any death benefit option offered by such policy forms. The premium charge for this insurance will be based upon the insured's age as of his or her nearest birthday.

- If the insured should die within 31 days of the date that the group contract terminates, the full amount of insurance that could have been converted under this policy will be paid.

     In the case of the termination of the group contract, we may require that an insured under a certificate issued under the group contract be so insured for at least five years prior to the termination date in order to qualify for the above conversion privilege.

GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE The group contract will be issued upon receipt of an application for group insurance signed by a duly authorized officer of the group sponsor and acceptance by a duly authorized officer of Minnesota Life at our home office.

TERMINATION The contractholder may terminate a group contract by giving us 31 days prior written notice of the intent to terminate. In addition, we may terminate a group contract or any of its provisions on 61 days' notice. We may elect to limit the situations in which we may exercise our right to terminate the group contract to situations such as the non-payment of premiums or where, during any twelve month period, the aggregate specified face amount for all certificates under the group contract or the number of certificates under a group contract decreases by certain amounts or below the minimum permissible levels we establish for the group contract. No individual may become insured under the group contract after the effective date of a notice of termination. However, if the group contract terminates, certificates may be allowed to convert to individual coverage as described under the "Conversion Right to an Individual Policy" section of this prospectus.

     Upon termination of a group contract, we reserve the right to complete the distribution of account values attributable to the guaranteed account over a period of time determined by us, but not more than six months. This delayed distribution does not in any way continue or extend any insurance that has otherwise terminated due to termination of a group contract.

     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

RIGHT TO EXAMINE GROUP CONTRACT The contractholder may terminate the group contract within 10 days, or that period required by law, after receiving it. To cancel the group contract, the contractholder should mail or deliver the group contract to us.

ENTIRE GROUP CONTRACT The group contract, the attached copy of the contractholder's signed application and any additional agreements constitute the entire contract between the contractholder and us. All statements made by the contractholder, any owner or any insured will be deemed representations and not warranties. A misstatement will not be used in any contest or to reduce claim under the group contract, unless it is in writing. A copy of the signed application containing such misstatement must have been given to the contractholder or to the insured or to his or her beneficiary, if any.

OWNERSHIP OF GROUP CONTRACT AND GROUP CONTRACT CHANGES The contractholder owns the group contract. THE GROUP CONTRACT MAY BE CHANGED OR AMENDED BY AGREEMENT BETWEEN US AND THE CONTRACTHOLDER WITHOUT THE CONSENT OF ANY PERSON CLAIMING RIGHTS OR BENEFITS UNDER THE GROUP CONTRACT. ANY SUCH CHANGES MADE, THAT ARE NOT MATERIAL TO THE INFORMATION PRESENTED IN THIS REGISTRATION STATEMENT, MAY BE MADE WITHOUT NOTICE TO OR CONSENT OF THE CERTIFICATE OWNERS. However, unless the contractholder owns all of the certificates issued under the group contract, the contractholder does not have any ownership interest in the certificates issued under the group contract. The rights and benefits under the certificates of the owners, insureds and beneficiaries are as set forth in this prospectus and in the certificates. Certificate owners have no rights or obligations under the group contract other than those described in the group contract.

CERTIFICATE PREMIUMS

     A premium must be paid to put a certificate in force, and may be remitted to us by the group contractholder on behalf of the owner. The initial premium for a certificate must cover the premium expense charges and the first monthly deduction. Premiums paid after the initial premium may be in any amount. A premium must be paid when there is insufficient net cash value to pay the monthly deduction necessary to keep the certificate in force.

     When the certificate is established, the certificate's specifications page may show premium payments scheduled and the amounts of those payments. However, under the certificate, the owner may elect to omit making those premium payments. Failure to pay one or more premium payments will not cause the certificate to lapse until such time as the net cash value is insufficient to cover the next monthly deduction. Therefore, unlike traditional insurance certificates, a certificate does not obligate the owner to pay premiums in accordance with a rigid and inflexible premium schedule.

     Failure of a group contractholder to remit the authorized premium payments may cause the group contract to terminate. Nonetheless, provided that there is sufficient net cash value to prevent the certificate from lapsing, the owner's insurance can be converted to an individual policy of life insurance in the event of such termination. (See "Conversion Right to an Individual Policy".) The owner's insurance can continue if the insured's eligibility under the group-sponsored insurance program terminates because the insured is no longer a part of the group or otherwise fails to satisfy the eligibility requirements set forth in the specifications page to the group contract or certificate. (See "Continuation of Group Coverage".)

PREMIUM LIMITATIONS

     After the payment of the initial premium, and subject to the limitations described in this prospectus, premiums may be paid at any time in any amount while the insurance is in force under the certificate. Since the certificate permits flexible premium payments, it may become a modified endowment contract. (See "Federal Tax Status".) When we receive the signed application, our systems will test the owner's elected premium schedule to determine, if it is paid as scheduled and if there is no change made to the certificate, whether it will result in the certificate being classified as a modified endowment contract for federal income tax purposes. Our systems will continue to test the certificate with each premium payment to determine whether the certificate has attained this tax status. If we determine that the certificate has attained the status of a modified endowment contract, we will mail the owner a notice. The owner will be given a limited amount of time, subject to the restrictions under the Code, to request that the certificate maintain the modified endowment contract status. If the owner does not request to have this tax status maintained, the excess premium amounts paid that caused this tax status will be returned with interest at the end of the certificate year to avoid the certificate being classified as a modified endowment contract. The owner may request an immediate refund if it is desired earlier.

ALLOCATION OF NET PREMIUMS AND ACCOUNT VALUE

     Net premiums, which are premiums after the deduction of the charges assessed against premiums, are allocated to the guaranteed account and/or sub-accounts of the separate account which, in turn, invest in shares of the Fund. Net premiums are valued as of the end of the valuation period in which they are received. For a discussion of valuation periods see the "Unit Value" section of this prospectus.

     The owner makes the selection of the sub-accounts and/or the guaranteed account on the signed application for the certificate. The owner may change the allocation instructions for future premiums by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The allocation to the guaranteed account or to any sub-account of the separate account must be at least 10 percent of the net premium.

     Where the contractholder owns all the certificates and in certain other circumstances (for example, for split-dollar insurance programs), we will delay the allocation of net premiums to sub-accounts or the guaranteed account for a period of 10 days after certificate issue to reduce market risk during this "free look" period. Net premiums will be allocated to the Money Market Sub-Account until the end of the period. We reserve the right to similarly delay the allocation of net premiums to sub-accounts for other group-sponsored insurance programs for a period of 10 days after certificate issue or certificate change. This right will be exercised by us only when we believe economic conditions make it necessary to reduce market risk during the "free look" period. If we exercise this right, net premiums will be allocated to the Money Market Sub-Account until the end of the period.

     We reserve the right to restrict the allocation of net premiums to the guaranteed account for certificates under some group-sponsored insurance programs. For these certificates, the maximum allocation of net premiums to the guaranteed account will range from 0 percent to 50 percent of the net premium. Under certain group-sponsored insurance programs we have exercised this right by prohibiting allocations to the guaranteed account. Any such prohibitions will be identified in the certificates.

     If mandated by applicable law, we may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.

DEATH BENEFIT AND ACCOUNT VALUES

     If the certificate is in force at the time of the insured's death, upon receipt of due proof of death, we will pay the death benefit proceeds of the certificate based on the death benefit option elected by the contractholder.

     Only the group sponsor may choose one of two death benefit options. The death benefit option so chosen shall be the same for all participants under the group-sponsored program. Once elected, the death benefit option chosen by the group-sponsor shall remain unchanged. There is a level death benefit ("Option A") and a variable death benefit ("Option B"). The death benefit under either option will never be less than the current face amount of the certificate (less any unpaid monthly deductions) as long as the certificate remains in force and there are no loans. The face amount elected must be at least the minimum stated on the specifications page of the certificate.

OPTION A -- LEVEL DEATH BENEFIT

     The amount of the death benefit for Option A is determined as follows:

- the face amount of insurance on the insured's date of death while the certificate is in force; plus

- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; less

-    any outstanding certificate loans and accrued loan interest charged; less

- any unpaid monthly deductions determined as of the date of the insured's death.

OPTION B -- INCREASING DEATH BENEFIT

     The amount of the death benefit for Option B is determined as follows:

- the face amount of insurance on the insured's date of death while the certificate is in force; plus

- the amount of the owner's account value as of the date we receive due proof of death satisfactory to us; plus

- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; plus

-    any monthly deductions taken under the certificate since the date of death;
     less

-    any outstanding certificate loans and accrued loan interest charged; less

- any unpaid monthly deductions determined as of the date of the insured's death.

     At issue, the group sponsor may choose between two tests that may be used to determine if a certificate qualifies as life insurance as defined by Section 7702 of the Code. Once a test is selected for a certificate, it shall remain unchanged for that certificate. The group sponsor must select the same test for all certificates. The two tests are the Guideline Premium/Cash Value Corridor Test and the Cash Value Accumulation Test. The test selected will determine how the death benefit is calculated in the event the account value or the premiums paid exceed certain limits established under Section 7702. For a more detailed discussion of these two tests, please see the Statement of Additional Information.

CHANGE IN FACE AMOUNT

     Subject to certain limitations set forth below, an owner may increase or decrease the face amount of a certificate. A written request must be sent directly to us for a change in the face amount. A change in the face amount will affect the net amount at risk which affects the cost of insurance charge. (See "Charges".) In addition, a change in the face amount of a certificate may result in a material change in the certificate that may cause it to become a modified endowment contract or may have other adverse federal income tax consequences. More information on this subject and possible federal income tax consequences of this result is provided under the "Federal Tax Status" section. You should consult a tax adviser before changing the face amount of a certificate.

INCREASES If an increase in the current face amount is applied for, we reserve the right to require evidence of insurability from the insured. The increase will become effective on the monthly anniversary on or following approval of the change or on any other date mutually agreed upon between the owner and us. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the net cash value in effect immediately after the increase must be sufficient to cover the next monthly deduction.

     With respect to premiums allocated to an increase, the owner will have the same "free look," conversion, and refund rights with respect to an increase as with the initial purchase of the owner's certificate. (See "Free Look".)

DECREASES Any decrease in the face amount will become effective on the monthly anniversary on or following our receipt of the written request. However, the amount of insurance on any insured may not be reduced to less than the minimum face amount indicated on the specifications page which is attached to the owner's certificate. Generally, this amount will be at least $10,000. If, following a decrease in face amount, the certificate would not comply with the maximum premium limitations required by federal tax law (see "Federal Tax Status"), the decrease may be limited or the account value may be returned to the owner (at the owner's election), to the extent necessary to meet these requirements.

PAYMENT OF DEATH BENEFIT PROCEEDS

     The amount payable as death proceeds upon the insured's death will be determined according to the death benefit under the option elected. The death benefit proceeds will also include any amounts payable under any riders.

     If a rider permitting the accelerated payment of death benefit proceeds has been added to the certificate, the death benefit may be paid in a single lump sum prior to the death of the insured and may be less than otherwise would be paid upon the death of the insured. (See "Additional Benefits".)

     Death benefit proceeds will ordinarily be paid within seven days after we receive all information required for such payment, including due proof of the insured's death. Payment may, however, be postponed in certain circumstances. Under Option A death benefit, interest will be paid on the death benefit from the date of the insured's death until the date of payment. Under Option B death benefit, interest will be paid on the face amount of insurance from the date of the insured's death until the date of payment. The account value will remain as invested in the guaranteed account and/or separate account until the date of payment; therefore, the account value may increase or decrease in value from the date of the insured's death to the date of the payment of the death proceeds. Interest will also be paid on any charges taken under the certificate since the date of death, from the date the charge was taken until the date of payment. Interest will be at an annual rate determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.

     Death benefit proceeds will be paid to the surviving beneficiary specified on the signed application or as subsequently changed. The owner may arrange for death benefit proceeds to be paid in a single lump sum or under one of the optional methods of settlement (See "Settlement Options").

     When no election for an optional method of settlement is in force at the death of the insured, the beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Settlement Options").

     An election or change of method of settlement must be in writing. A change in beneficiary revokes any previous settlement election.

ACCOUNT VALUES

     The certificate provides the owner certain account value benefits. Subject to certain limitations, the owner may obtain access to the net cash value portion of the account value of the certificate. The owner may borrow against the certificate's loan value and may surrender the certificate in whole or in part. The owner may also transfer the net cash value between the guaranteed account and the sub-accounts of the separate account or among the sub-accounts of the separate account.

     We will send the owner a report each year advising the owner of the certificate's account value, the face amount and the death benefit as of the date of the report. It will also summarize certificate transactions during the year, including premiums paid and their allocation, certificate charges, loan activity and the net cash value. It will be as of a date within two months of its mailing. We will also, upon the owner's request, send the owner an additional statement of past transactions at any time for a $15 fee, which will be deducted from the portion of account value that the owner specifies.

     Also, upon request made to us at our home office, we will provide information on the account value of a certificate to the owner. Such requests may be in writing, by telephone, by facsimile transmission or any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the "Transfers" section of this prospectus.

DETERMINATION OF THE GUARANTEED ACCOUNT VALUE The guaranteed account value is the sum of all net premium payments allocated to the guaranteed account. This amount will be increased by any interest, experience credits (see the Statement of Additional Information for a detailed discussion), loan repayments, loan interest credits and transfers into the guaranteed account. This amount will be reduced by any certificate loans, loan interest charged, partial surrenders, transfers into the sub-accounts of the separate account and charges assessed against the owner's guaranteed account value. Interest is credited on the guaranteed account value of the certificate at a rate of not less than the minimum guaranteed annual rate, compounded annually. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. We guarantee the minimum rate for the life of the certificate without regard to the actual experience of the guaranteed account. As conditions permit, we may credit additional amounts of interest to the guaranteed account value. The owner's guaranteed account value is guaranteed by us. It cannot be reduced by any investment experience of the separate account.

DETERMINATION OF THE SEPARATE ACCOUNT VALUE The certificate's separate account value is determined separately. The separate account value is not guaranteed. The determination of the separate account value is made by multiplying the current number of sub-account units credited to a certificate by the current sub-account unit value, for each sub-account in which the owner is invested. A unit is an accounting device used to measure a certificate's interest in a sub-account. The number of units credited with respect to each net premium payment is determined by dividing the portion of the net premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units so credited is determined as of the end of the valuation period during which we receive the owner's premium at our home office.

     Once determined, the number of units credited to the owner's certificate will not be affected by changes in the unit value. However, the number of units will be increased by the allocation of subsequent periodic or lump sum net premiums, experience credits, loan interest credits and transfers to that sub-account. The number of additional units credited is determined by dividing the net premiums, experience credits and transfers to that sub-account by the then current unit value for that sub-account. The number of units of each sub-account credited to the owner's certificate will be decreased by certificate charges to the sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account. The reduction in the number of units credited is determined by dividing the deductions to that sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account by the then current unit value for that sub-account. The number of sub-account units will decrease to zero on a certificate surrender.

UNIT VALUE The unit value of a sub-account will be determined on each valuation date. A valuation date is each date on which a Fund Portfolio is valued. A valuation period is the period between successive valuation dates measured from the time of one determination to the next. The amount of any increase or decrease will depend on the net investment experience of that sub-account.
The value of a unit for each sub-account was originally set at $1.00 on the first valuation date. For any subsequent valuation date, its value is equal to its value on the preceding valuation date multiplied by the net investment factor for that sub-account for the valuation period ending on the subsequent valuation date.

NET INVESTMENT FACTOR The net investment factor for a valuation period is the gross investment rate for such valuation period, less a deduction for the mortality and expense risk charge under this certificate which is assessed at the annual rate stated on the specifications page of the certificate against the average daily net assets of each sub-account of the separate account. The gross investment rate is equal to:

- the net asset value of a Portfolio share held in the sub-account of the separate account determined at the end of the current valuation period; plus

- the per share amount of any dividend or capital gains distribution by the Portfolio if the "ex-dividend" date occurs during the current valuation period; with the sum divided by

- the net asset value of the Portfolio share held in the sub-account determined at the end of the preceding valuation period.

     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and federal taxes.

DAILY VALUES We determine the value of the units in each sub-account on each day on which the Portfolios of the Fund are valued. The net asset value of the Fund's shares is computed once daily, and, in the case of the Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. Central time, but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of a Fund's portfolio securities will not materially affect the current net asset value of such Fund's shares, (ii) days during which no shares of a Fund are tendered for redemption and no order to purchase or sell such Fund's shares is received by such Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading.

                                                  SURRENDERS, PARTIAL SURRENDERS
                                                                   AND TRANSFERS

     The owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. To make a surrender or partial surrender, the owner must send us a written request at our home office. The owner will be paid a net cash value, computed as of the end of the valuation period during which we receive the request at our home office. Surrender and partial surrender requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a surrender or partial surrender request at or after the New York Stock Exchange closes (usually 3:00 p.m. Central Time) for regular trading, we will process the order using the unit values for the sub-accounts determined at the close of the next regular trading session of the New York Stock Exchange. In the case of a surrender, the payment can be in cash or the option of the owner, can be applied to a settlement option. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".)

     A partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group sponsored insurance program. The minimum will never exceed $500. The maximum amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. The maximum will be either:

- (a) minus (b), where (a) is 90 percent of the account value and (b) is any outstanding certificate loans plus accrued certificate loan interest charged; or

-    100 percent of the net cash value.

     The maximum will be identified in the certificate.

     We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account. A partial surrender will cause a decrease in the face amount equal to the amount withdrawn if the current death benefit option for the certificate is Option A (level death benefit). A partial surrender has no effect on the face amount if the current death benefit option for the certificate is Option B (variable death benefit). However, since the account value is reduced by the amount of the partial surrender, the death benefit is reduced by the same amount, as the account value represents a portion of the death benefit proceeds.

     On a partial surrender, the owner may designate the sub-accounts of the separate account from which a partial surrender is to be taken or whether it is to be taken in whole or in part from the guaranteed account. Otherwise, partial surrenders will be deducted from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value. We reserve the right to restrict or prohibit withdrawals from the guaranteed account. We will tell the owner, on request, what amounts are available for a partial surrender under the certificate.

     A transaction charge will be deducted from the net cash value in connection with a partial surrender for certificates under some group contracts. The amount of the charge will never exceed the lesser of $25 or 2 percent of the amount withdrawn. The charge will be allocated to the guaranteed account value and the separate account value in the same proportion as those values bear to the net cash value and, as to the separate account value, from each sub-account in the same proportion that the sub-account value of each such sub-account bears to the separate account value.

TRANSFERS

     The certificate allows for transfers of the net cash value among the available sub-accounts of the separate account, and from the guaranteed account to the sub-accounts. Transfers of the net cash value from the sub-accounts to the guaranteed account are available for certificates that allow for premium allocations to the guaranteed account. Transfers may be made in writing, by telephone or through any other method made available by us under the group-sponsored insurance program.

     There are restrictions to such transfers. The amount to be transferred to or from a sub-account of the separate account or the guaranteed account must be at least $250. If the balance in the guaranteed account or in the sub-account from which the transfer is to be made is less than $250, the entire account value attributable to that sub-account or the guaranteed account must be transferred. If a transfer would reduce the account value in the sub-account from which the transfer is to be made to less than $250, we reserve the right to include that remaining amount in the sub-account with the amount transferred. We also reserve the right to limit the number of transfers to one per certificate month.

MARKET TIMING This policy is not designed to be used as a vehicle for frequent trading (i.e., transfers) in response to short-term fluctuations in the securities markets, often referred to generally as "market timing." Market timing activity and frequent trading in your certificate can disrupt the efficient management of the underlying portfolios and their investment strategies, dilute the value of portfolio shares held by long-term shareholders, and increase portfolio expenses (including brokerage or other trading costs) for all portfolio shareholders, including long-term certificate owners invested in affected portfolios who do not generate such expenses. It is the policy of Minnesota Life to discourage market timing and frequent transfer activity, and, when Minnesota Life becomes aware of such activity, to take steps to attempt to minimize the effect of frequent trading activity in affected portfolios. You should not purchase this certificate if you intend to engage in market timing or frequent transfer activity.

     We have developed policies and procedures to detect and deter market timing and other frequent transfers, and we will not knowingly accommodate or create exceptions for certificate owners engaging in such activity. We employ various means to attempt to detect and deter market timing or other abusive transfers. However, our monitoring may be unable to detect all harmful trading nor can we ensure that the underlying portfolios will not suffer disruptions or increased expenses attributable to market timing or abusive transfers resulting from other insurance carriers which invest in the same portfolios. In addition, because market timing can only be detected after it has occurred to some extent, our policies to stop market timing activity do not go into effect until after we have identified such activity.

     We reserve the right to restrict the frequency of--or otherwise modify, condition or terminate--any transfer method(s). Your transfer privilege is also subject to modification if we determine, in our sole discretion, that the exercise of the transfer privilege by you or other certificate owners is or would be to the disadvantage of other certificate owners. Any new restriction that we would impose will apply to your certificate without regard to when you purchased it. We also reserve the right to implement and administer restrictions and charge you for any fees, including redemption fees, that may be imposed by an underlying portfolio attributable to transfers in your certificate and, promptly upon request from an underlying portfolio, to provide certain information to the portfolio or its designee about your trading activities. You should read the Portfolio prospectus for more details. The following factors will be considered in determining whether to implement and administer any restrictions and in assessing any fees:

-    the dollar amount of the transfer(s);

- whether the transfers are part of a pattern of transfers that appear designed to take advantage of market inefficiencies;

- whether an underlying portfolio has requested that we look into identified unusual or frequent activity in a portfolio;

-    the number of transfers in the previous calendar quarter;

- whether the transfers during a quarter constitute more than two "round trips" in a particular portfolio. A round trip is a purchase into a portfolio and a subsequent redemption out of the portfolio, without regard to order.
     In the event your transfer activity is identified as disruptive or otherwise constitutes a pattern of market timing, you will be notified in writing that your transfer privileges will be restricted in the future if the activity continues. Upon detection of any further prohibited activity, you will be notified in writing that your transfer privileges are limited to transfer requests delivered via regular U.S. mail only. No fax, voice, internet, courier or express delivery requests will be accepted. The limitations for the transfer privileges in your certificate will be permanent.

In addition to our market timing procedures, the underlying portfolios may have their own market timing policies and restrictions. While we reserve the right to enforce the portfolios' policies and procedures, certificate owners and other persons with interests under the certificates should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the portfolios, except that, under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide the portfolio promptly upon request certain information about the trading activity of individual certificate owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific certificate owners who violate the market timing policies established by the portfolios.

     None of these limitations apply to transfers under systematic transfer programs such as Dollar Cost Averaging.

     In our sole discretion, we may revise our policies and procedures to detect and deter market timing and other frequent transfer activity at any time without prior notice.

GUARANTEED ACCOUNT TRANSFER RESTRICTIONS There are additional restrictions to transfers involving the guaranteed account. For group-sponsored insurance programs where the certificates do not allow for premium allocations to the guaranteed account, the owner may not transfer amounts into the guaranteed account.

     The following restrictions apply to group-sponsored insurance programs where the guaranteed account is available for premium allocations, to group-sponsored insurance programs where the contractholder owns all the policies and in certain other circumstances (for example, for split-dollar insurance programs). The maximum amount of net cash value to be transferred out of the guaranteed account to the sub-accounts of the separate account at any one time may be limited to 20 percent (or $250 if greater) of the guaranteed account value. Transfers to or from the guaranteed account may be limited to one such transfer per certificate year. We may further restrict transfers from the guaranteed account by requiring that the request is received by us or postmarked in the 30-day period before or after the last day of the certificate anniversary. The certificate anniversary is the same day and month in each succeeding year as the certificate date, or the same day and month in each succeeding year as the date agreed to between the contractholder and us. The certificate anniversary is shown on the specifications page attached to the certificate. The certificate date is the first day of the calendar month on, or following, the issue date. This is the date from which certificate years and certificate months are measured. A certificate month is equal to a calendar month. A certificate year is a period of one year measured from the certificate date and from each successive certificate anniversary. Requests for transfers which meet these conditions would be effective after we approve and record them at our home office.

OTHER TRANSFER INFORMATION For transfers out of the separate account or among the sub-accounts of the separate account, we will credit and cancel units based on the sub-account unit values as of the end of the valuation period during which the owner's request is received at our home office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request at or after the New York Stock Exchange closes (usually 3:00 p.m. Central Time) for regular trading, we will process the order using the unit values for the sub-accounts determined at the close of the next regular trading session of the New York Stock Exchange. Transfers from the guaranteed account will be dollar amounts deducted at the end of the day on which the transfer request is approved at our home office.

     A transfer is subject to a transaction charge. Currently, no such charge is imposed on a transfer, but a charge, up to a maximum of $10 per transfer, may be imposed in the future.

     The owner's instructions for transfer may be made in writing or the owner, or a person authorized by the owner, may make such changes by telephone. To do so, the owner may call us at 1-800-843-8358 during our normal business hours of 8:00 a.m. to 4:45 p.m., Central Standard Time. Owners may also submit their requests for transfer, surrender or other transactions to us by facsimile (FAX) transmission. Our FAX number is 1-651-665-4827.

     We may make other electronic transfer capabilities available to certificate owners under some group-sponsored insurance programs. We will employ reasonable procedures to satisfy ourselves that instructions received from certificate owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require certificate owners to identify themselves in electronic transactions through certificate numbers or such other information as we may deem to be reasonable. We record electronic transfer instructions and we provide the certificate owners with a written confirmation of the electronic transfers.

     Transfers made pursuant to a telephone call or other electronic means are subject to the same conditions and procedures as would apply to written transfer requests. During periods of marked economic or market changes, owners may experience difficulty in implementing a telephone or other electronic transfer due to a heavy volume of network usage. In such a circumstance, owners should consider submitting a written transfer request while continuing to attempt an electronic redemption. For more information on electronic transfers, contact us.

     Although we currently intend to continue to permit transfers in the foreseeable future, the certificate provides that we may modify the transfer privilege by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine at our discretion. For more information on transactions related to your policy, you may contact us at 1-800-843-8358.

                                                                           LOANS

     The owner may borrow from us using only the certificate as the security for the loan. The owner may borrow up to an amount equal to (a) less (b), where (a) is 90 percent of the owner's account value and (b) is any outstanding certificate loans plus accrued loan interest charged. A loan taken from or secured by a certificate may have federal income tax consequences. (See "Federal Tax Status".) The maximum loan amount is determined as of the date we receive the owner's request for a loan.

     Any loan paid to the owner in cash must be in an amount of at least $100. We will charge interest on the loan in arrears. At the owner's request, we will send the owner a loan request form for his or her signature. Loans may be requested in writing, by telephone, by facsimile transmission, or by any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the "Transfers" section of this prospectus.

     When the owner takes a loan, we will reduce the net cash value by the amount borrowed. This determination will be made as of the end of the valuation period during which the loan request is received at our home office. Unless the owner directs us otherwise, the loan will be taken from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the owner's separate account value. The number of units to be canceled will be based upon the value of the units as of the end of the valuation period during which we receive the owner's loan request at our home office. The amount borrowed continues to be part of the account value, as the amount borrowed becomes part of the loan account value where it will accrue loan interest credits and will be held in our general account. A loan has no immediate effect on the owner's account value since at the time of the loan the account value is the sum of the guaranteed account value, separate account value and the loan account value. However, a certificate loan may have long term impact on the account value as the amount borrowed no longer participates in the investment experience of a sub-account. When a loan is to come from the guaranteed account value, we have the right to postpone a loan payment for up to six months.

     If a certificate enters a grace period and if the net cash value is insufficient to cover the monthly deduction and the loan repayment, the owner will have to make a loan repayment to keep the certificate in force. We will give the owner notice of our intent to terminate the certificate and the loan repayment required to keep it in force. The time for repayment will be within 61 days after our mailing of the notice. There could be adverse tax consequences if the certificate lapses or is surrendered when a loan is outstanding.

     Outstanding loans and accrued interest will reduce surrender value and death benefits payable.

LOAN INTEREST

     The interest rate charged on a certificate loan will be 8 percent per year. Interest charged will be based on a daily rate which if compounded for the number of calendar days in the year will equal 8 percent annually, and compounded for the number of days since loan interest charges were last updated.

     The outstanding loan balance will increase as the interest charged on the certificate loan accrues. The net cash value will decrease as the outstanding loan balance increases. Loan interest charges are due at the end of the certificate month. If the owner does not pay in cash the interest accrued at the end of the certificate month, this unpaid interest will be added to the outstanding loan balance. The new loan will be subject to the same rate of interest as the loan in effect.

     Interest is also credited to the amount of the certificate loan in the loan account value. Interest credits on a certificate loan shall be at a rate which is not less than 6 percent per year. Interest credited will be based on a daily rate, which if compounded for the number of calendar days in the year will be at least 6 percent annually, and compounded for the


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number of days since loan interest charges were last updated.

     Loan interest charges and loan interest credits are allocated monthly, at loan repayment, at certificate surrender and at death. Loan interest charges and loan interest credits are allocated to a certificate's guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, to each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value.

LOAN REPAYMENTS

     If the certificate is in force, the loan can be repaid in part or in full at any time before the insured's death. The loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the certificate. Any loan repayment must be at least $100 unless the balance due is less than $100. We currently accept loan repayment checks at our home office.

     Loan repayments are allocated to the guaranteed account. The owner may reallocate amounts in the guaranteed account among the sub-accounts of the separate accounts, subject to the limitations in this prospectus and the certificate on such transfers. For a discussion of the transfer restrictions applicable to the guaranteed account please see the "Transfers" section of this prospectus. Loan repayments reduce the owner's outstanding loan balance by the amount of the loan repayment. Loan repayments will be applied first to interest accrued since the end of the prior certificate month. Any remaining portion of the repayment will then reduce the loan. The net cash value will increase by the amount of the loan repayment.

     A loan, whether or not it is repaid, will have a permanent effect on the account value and the death benefit because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the rate credited on the loan, the account value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the rate credited on the loan, the account value will be greater than if no loan had been made.

LAPSE AND REINSTATEMENT

LAPSE

     Unlike traditional life insurance certificates, the failure to make a premium payment following the payment of the premium which puts the certificate into force will not itself cause a certificate to lapse. Lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.

     The grace period is 61 days. The grace period will start on the day we mail the owner a notice that the certificate will lapse if the premium amount specified in the notice is not paid by the end of the grace period. We will mail this notice on any certificate's monthly anniversary when the net cash value is insufficient to pay for the monthly deduction for the insured. The notice will specify the amount of premium required to keep the certificate in force and the date the premium is due. If we do not receive the required amount within the grace period, the certificate will lapse and terminate without account value. Upon lapse, any outstanding loans and accrued interest is extinguished and any collateral in the loan account returned to us. If you die during the grace period an otherwise valid claim will not be denied on the grounds that coverage has lapsed. We reserve the right to deduct any outstanding premium due from the death benefit. The death benefit amount under the death benefit option in effect, at the time of the insured's death, will be paid if death occurs during the grace period.


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REINSTATEMENT

     A lapsed certificate may be reinstated, any time within three years from the date of lapse, provided the insured is living and subject to the limitations described below. Reinstatement is made by payment of an amount that, after the deduction of premium expense charges, is large enough to cover all monthly deductions which have accrued on the certificate up to the effective date of reinstatement, plus the monthly deductions for the two months following the effective date of reinstatement. If any loans and loan interest charges are not repaid, this indebtedness will be reinstated along with the insurance. No evidence of the insured's insurability will be required during the first 31 days following lapse, but will be required from the 32nd day to three years from the date of lapse.

     The amount of account value on the date of reinstatement will be equal to the amount of any loans and loan interest charges reinstated increased by the net premiums paid at the time of reinstatement.

     The effective date of reinstatement will be the date we approve the signed application for reinstatement. There will be a full monthly deduction for the certificate month that includes that date.

ADDITIONAL BENEFITS

     Subject to certain requirements, one or more of the following additional insurance benefits may be added to the certificate by rider. However, some group contracts may not offer each of the additional benefits described below. Certain riders may not be available in all states. The descriptions below are intended to be general; the terms of the certificate riders providing the additional benefits may vary from state to state, and the certificate should be consulted. New benefit riders which are subsequently developed may also be offered under some group-sponsored insurance programs, and the terms of the riders will be identified in the certificate. The cost of any additional insurance benefits will be deducted as part of the monthly deduction.

ACCELERATED BENEFITS RIDER Provides for the accelerated payment of all or a portion of the death benefit proceeds if the insured is terminally ill, subject to the minimums and maximums specified in the rider. Eligibility requirements and conditions for payment of accelerated benefits are also described in the rider. The amount of accelerated benefits payable is calculated by multiplying the death benefit by an accelerated benefit factor defined in the rider. Accelerated benefits will be paid to the owner unless the owner validly assigns them otherwise. The receipt of benefits under the rider may have tax consequences and the owner should seek assistance from a qualified tax adviser. There is no charge for this rider.

WAIVER OF PREMIUM RIDER Provides for the waiver of the monthly deduction while the insured is totally disabled (as defined in the rider), subject to certain limitations described in the rider. The insured must have become disabled before the age specified in the rider.

ACCIDENTAL DEATH AND DISMEMBERMENT RIDER Provides additional insurance if the insured dies or becomes dismembered as a result of an accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the certificate will be paid upon receipt of proof by us that the death or dismemberment resulted directly from accidental injury and independently of all other causes. The death or dismemberment must occur within the timeframes specified in the rider.

CHILD RIDER Provides for term insurance on the insured's children, as specified in the rider. To be eligible for the insurance, a child must be of eligible age as indicated in the rider and be dependent upon the insured for financial support. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

SPOUSE RIDER Provides for term insurance on the insured's spouse and children, as specified in the rider. To be eligible for the insurance, spouse and children must meet the eligibility requirements indicated in the rider. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

POLICYHOLDER CONTRIBUTION RIDER Allows the contractholder to pay for all or a portion of the monthly charges under the certificate without affecting the account value which may accumulate due to employee-paid net premiums. The portion of the net premium paid by the contractholder will be allocated to the guaranteed account. On the same day such premium is allocated, the charges the contractholder intends to cover will be deducted from the guaranteed account value. There is no charge for this rider.


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GENERAL MATTERS RELATING TO THE CERTIFICATE

POSTPONEMENT OF PAYMENTS Normally, we will pay any certificate proceeds within seven days after our receipt of all the documents required for such a payment. Other than the death proceeds for a certificate with an Option B death benefit, for which the account value portion of the death benefit is determined as of the date of payment, the amount of payment will be determined as of the end of the valuation period during which a request is received at our home office. However, we reserve the right to defer certificate payments, including loans, for up to six months from the date of the owner's request, if such payments are based upon certificate values which do not depend on the investment performance of the separate account. In that case, if we postpone a payment other than a loan payment for more than 31 days, we will pay the owner interest for the period that payment is postponed at the greater of the minimum guaranteed annual rate or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.

     For payments based on certificate values which do depend on the investment performance of the separate account, we may defer payment: (a) for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); or (b) when the Securities and Exchange Commission has determined that a state of emergency exists which may make such payment impractical.

     Payment of a surrender or partial surrender will be made as soon as possible, but not later than seven days after our receipt of the owner's written request for surrender or partial surrender. However, if any portion of the net cash value to be surrendered is attributable to a premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the payment has cleared and that good payment has been collected. The amount the owner receives on surrender may be more or less than the total premiums paid under the certificate.

     If mandated by applicable law, we may be required to block an owner's account and thereby refuse to pay any request for transfer, partial surrender, surrender, loan or death benefit proceeds until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your account to government regulators.

THE CERTIFICATE The certificate, the attached signed application, endorsements, any signed application for an increase in face amount and any signed application for reinstatement constitute the entire contract between the owner and us. Apart from the rights and benefits described in the certificate and incorporated by reference into the group contract, the owner has no rights under the group contract. All statements made by the owner or insured in the signed application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the certificate. Any change to the certificate must be approved in writing by the President, a Vice President, Secretary or an Assistant Secretary of Minnesota Life. No agent has the authority to alter or modify any of the terms, conditions or agreements of the group policy or certificate or to waive any of its provisions.

CONTROL OF CERTIFICATE The insured will be considered the owner of the certificate unless another person is shown as the owner in the signed application. Ownership may be changed, however, by assigning the certificate as described below. The owner is entitled to all rights provided by the certificate, prior to its maturity date. After the maturity date, the owner cannot change the payee nor the mode of payment, unless otherwise provided in the certificate. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one owner at a given time, all must exercise the rights of ownership. If the owner should die, and the owner is not the insured, the owner's interest will go to his or her estate unless otherwise provided.

MATURITY A certificate of insurance under the group contract matures in an amount equal to the certificate's net cash value upon the insured's 95th birthday.


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BENEFICIARY The beneficiary is the person(s) named in a signed application for insurance or by later designation to receive certificate proceeds in the event of the insured's death. The owner may name one or more beneficiaries on the signed application to receive the death benefit. The owner may choose to name a beneficiary that the owner cannot change without the beneficiary's consent. This is called an irrevocable beneficiary. If the owner has not named an irrevocable beneficiary, the owner has reserved the right to change the beneficiary by filing a subsequent written request with us. In that event, we will pay the death benefit to the beneficiary named in the most recent change of beneficiary request as provided for in the certificate.

     If a beneficiary dies before the insured, that beneficiary's interest in the certificate ends with that beneficiary's death. Only those beneficiaries who survive the insured will be eligible to share in the proceeds. If no beneficiary survives the insured we will pay the proceeds according to the order of priority identified in the group contract.

CHANGE OF BENEFICIARY If the owner has reserved the right to change the beneficiary, the owner can file a written request with us to change the beneficiary. If the owner has named an irrevocable beneficiary, the written consent of the irrevocable beneficiary will be required. The owner's written request will not be effective until it is recorded in our home office records. After it has been so recorded, it will take effect as of the date the owner signed the request.

     However, if the insured dies before the request has been so recorded, the request will not be effective as to those proceeds we have paid before the owner's request was so recorded.

SETTLEMENT OPTIONS The death benefit proceeds of a certificate will be payable if we receive due proof satisfactory to us of the insured's death while it is in force. The proceeds will be paid from our home office and in a single sum unless a settlement option has been selected.

     We will pay interest on the face amount of single sum death proceeds from the date of the insured's death until the date of payment at any annual rate to be determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. Death benefits proceeds arising from the account value, as under Option B, will continue to reflect the separate account experience until the time of payment of those amounts.

     The proceeds of a certificate may be paid in other than a single sum and the owner may, during the lifetime of the insured, request that we pay the proceeds under one of the certificate's settlement options. We may also use any other method of payment acceptable to both the owner and us. Unless the owner elects otherwise, a beneficiary may select a settlement option after the insured's death. A settlement option may be selected only if the payments are to be made to a natural person in that person's own right.

     Each settlement option is payable in fixed amounts as described below. A person electing a settlement option will be asked to sign an agreement covering the election which will state the terms and conditions of the payments. The payments do not vary with the investment performance of the separate account.

- INTEREST PAYMENTS This option will provide payment of interest on the proceeds at such times and for a period that is agreeable to the person electing the settlement option and us. Withdrawal of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a single sum or under any other method we approve.

- FIXED PERIOD ANNUITY This is an annuity payable in monthly installments for a specified number of years, from one to twenty years. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown on the settlement option agreement.

- LIFE ANNUITY This is an annuity payable monthly during the lifetime of the person who is to receive the income and terminating with the last monthly payment immediately preceding that person's death. We may require proof of the age and gender of the annuitant. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown in the settlement option agreement. It would be possible under this option for the annuitant to receive only one annuity payment if he or she died prior to the due date of the second annuity payment, two if


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

     he or she died before the due date of the third annuity payment, etc.

- PAYMENTS OF A SPECIFIED AMOUNT This is an annuity payable in a specified amount until the proceeds and interest are fully paid.

     The minimum amount of interest we will pay under any settlement option will never be less than the minimum guaranteed annual rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.

     Additional interest earnings, if any, on deposits under a settlement option will be payable as determined by us.

     Even if the death benefit under a certificate is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the death benefit after the death of the insured are taxable and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.

FEDERAL TAX STATUS

INTRODUCTION

     This discussion of federal income taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service ("IRS"). We have not attempted to consider any applicable state or other tax laws.

TAXATION OF MINNESOTA LIFE AND THE VARIABLE UNIVERSAL LIFE ACCOUNT

     We are taxed as a "life insurance company" under the Internal Revenue Code. The operations of the separate account form a part of, and are taxed with, our other business activities. Currently, no federal income tax is payable by us on income dividends received by the separate account or on capital gains arising from the separate account's activities. The separate account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.

     At the present time, we make no charge to the separate account or from premium payments for any federal, state or local taxes (other than state premium taxes and federal taxes under OBRA) that we incur that may be attributable to such account or to the policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the separate account or the policies.

     In calculating our corporation income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the majority of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; and (ii) under applicable income tax law, for the purposes of both the dividends received deductions and the foreign tax credits, contract owners are not the owners of the assets generating those benefits.

TAX STATUS OF CERTIFICATES

     Under Section 7702 of the Code, life insurance contracts such as the certificates will be treated as life insurance for federal tax purposes if certain tests are met. There is limited guidance on how these tests are to be applied.


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     However, the IRS has issued proposed regulations that would specify what will be considered reasonable mortality charges under Section 7702. In light of these proposed regulations and the other available guidance on the application of the tests under Section 7702, we believe that a certificate issued in respect of a standard risk should meet the statutory definition of a life insurance contract under Section 7702. With respect to a certificate issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is insufficient guidance to determine if such a certificate would satisfy the Section 7702 definition of a life insurance contract. If it is subsequently determined that a certificate does not satisfy
Section 7702, we may take whatever steps are appropriate and necessary to attempt to cause such a certificate to comply with Section 7702.

OWNER CONTROL

     In some circumstances, owners of variable life insurance contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to current tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the separate account assets. However, we do not know whether the IRS will issue additional guidance that will place restrictions on such ownership rights. Therefore, we reserve the right to modify the policy or certificate as necessary to attempt to prevent a certificate owner from being considered the owner of a pro rata share of the assets of the Variable Universal Life Account.

DIVERSIFICATION OF INVESTMENTS

     In addition, the Code requires that the investments of the Variable Universal Life Account be "adequately diversified" in order to treat the certificate as a life insurance contract for federal income tax purposes. We intend that the Variable Universal Life Account, through the Funds and the Portfolios, will satisfy these diversification requirements.

     The following discussion assumes that the certificate will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     On the death of the insured, the death benefit provided by a certificate will be excludable from the gross income of the beneficiary under Section 101(a) of the Code. The owner is not currently taxed on any part of the inside build-up of cash value until the owner actually receives cash from the certificate. However, taxability may also be affected by the individual's contributions to the certificate and prior certificate activity. We also believe that certificate loans will be treated as indebtedness and will not be currently taxable as income to the certificate owner so long as your certificate is not a modified endowment contract as described below. However, the tax consequences associated with loans are less clear where the spread between the interest rate charged on the loan and the interest rate credited under the certificate is very small. A tax adviser should be consulted about such loans. Whether a modified endowment contract or not, the interest paid on certificate loans will generally not be tax deductible. An owner should consult a competent tax adviser before deducting any loan interest. In addition, default of any loan under the certificate may result in taxable income and/or tax penalties.

     There may also be adverse tax consequences when a certificate with a certificate loan is lapsed or surrendered. If you receive an accelerated benefit, that benefit may be taxable and you should seek assistance from a tax adviser.

     A complete surrender or partial surrender may have tax consequences. On surrender, an owner will generally not be taxed on values received except to the extent that they exceed the gross premiums paid under the certificate, reduced by any previously received excludable amounts ("investment in the certificate"). An exception to this general rule occurs in the case of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the certificate in the first 15 years after the certificate is issued and that results in a cash distribution to the owner in order for the certificate to continue to comply with the Section 7702 definitional limits. In that case, such distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the certificate) under rules prescribed in Section 7702. Finally, upon a complete surrender or lapse of a certificate or


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when benefits are paid at a certificate's maturity date, if the amount received plus the amount of any certificate loan exceeds the total investment in the certificate, the excess will generally be treated as ordinary income, subject to tax.

MODIFIED ENDOWMENT CONTRACTS

     It should be noted, however, that the tax treatment described above is not available for certificates characterized as a modified endowment contract. In general, certificates with high premium in relation to the death benefit may be considered modified endowment contracts. The Code requires that cumulative premiums paid on a life insurance certificate during the first seven contract years cannot exceed the sum of the net level premiums which would be paid under a seven-pay life certificate. If those cumulative premiums exceed the seven-pay life premiums, the certificate is a modified endowment contract.

     Modified endowment contracts are treated as life insurance contracts with respect to the tax treatment of death proceeds and to the extent that the inside build-up of account value is not taxed on a yearly basis. However, any amounts received by the owner, such as loans and amounts received from partial or total surrender of the contract are subject to the same tax treatment as distributions under an annuity (i.e., such distributions are generally treated as taxable income to the extent that the account value immediately before the distribution exceeds the investment in the certificate). This tax treatment includes a 10 percent additional income tax which is imposed on the portion of any distribution that is included in income, except where the distribution or loan is made on or after the owner attains age 59 1/2, or is attributable to the certificate owner becoming disabled, or is part of a series of substantially equal periodic payments for the life of the certificate owner or the joint lives of the certificate owner and beneficiary.

     The modified endowment contract rules apply to all contracts entered into on or after June 21, 1988 that fail to meet the 7-pay test described above and to a certificate that is received in exchange for a modified endowment contract.

     It should be noted, in addition, that a certificate which is subject to a "material change" shall be treated as newly entered into on the date on which such material change takes effect. When a material change occurs, appropriate adjustments shall be made in determining whether such a certificate meets the seven-pay test by taking into account the previously existing cash surrender value. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a certificate which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven certificate years. If there is a reduction in the benefits under the certificate during the first seven certificate years at any time, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the certificate had originally been issued at the reduced face amount.

     To prevent your certificate from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits.

     In rare circumstances, if we receive and allocate your premium before its due date, your certificate will become a modified endowment contract. To prevent your certificate from becoming a modified endowment contract, we will hold your premium in a non-interest bearing account until its due date, at which time we will allocate your premium to the guaranteed account or sub-accounts of the Variable Universal Life Account.

     If a certificate becomes a modified endowment contract, distributions that occur during the certificate year it becomes a modified endowment contract and any subsequent certificate year will be taxed as distributions from a modified endowment contract. Distributions from a certificate within two years before it becomes a modified endowment contract will also be taxed in this manner. This means that a distribution made from a certificate that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     Due to the certificate's flexibility, classification of a certificate as a modified endowment contract will depend upon the circumstances of each certificate. Accordingly, a prospective certificate owner should contact


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a tax adviser before purchasing a certificate to determine the circumstances under which the certificate would be a modified endowment contract. An owner should also contact a tax adviser before paying any lump sum premiums or making any other change to, including an exchange of, a certificate to determine whether that premium or change would cause the certificate (or the new certificate in the case of an exchange) to be treated as a modified endowment contract.

MULTIPLE POLICIES

     All modified endowment contracts issued by us (or an affiliated company) to the same owner during any calendar year will be treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. A life insurance certificate received in exchange for a modified endowment contract will also be treated as a modified endowment contract.

WITHHOLDING

     To the extent that certificate distributions are taxable, they are generally subject to income tax withholding. Recipients can generally elect however, not to have tax withheld from distributions.

OTHER TRANSACTIONS

     The certificate may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a certificate in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. The Pension Protection Act of 2006 added a new section to the Code that denies the tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee's status are satisfied or (2) certain rules relating to the payment of the "amount received under the contract" to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a policy on the life of an employee should consult with its legal and tax advisors regarding the applicability of the new legislation to the proposed purchase.

OTHER TAXES

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of certificate proceeds depend upon the circumstances of each certificate owner or beneficiary.

BUSINESS USES OF POLICY Businesses can use the certificates in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing a certificate for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.

EMPLOYER-OWNED LIFE INSURANCE CONTRACTS Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract (or certificate) owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. It is the employer's responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance contracts (or certificates) issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES If a certificate is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the certificate. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a certificate, this certificate could be treated as held by the business for purposes of the
Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a certificate, or before a business (other than a sole proprietorship) is made a beneficiary of a certificate.

SPLIT-DOLLAR ARRANGEMENTS

     The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

     Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for director and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of that date, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing certificate, or the purchase of a new certificate, in connection with a split-dollar life insurance arrangement should consult legal counsel.

ALTERNATIVE MINIMUM TAX

     There may also be an indirect tax upon the income in a certificate or the proceeds of a certificate under the federal corporate alternative minimum tax, if the owner is subject to that tax.

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES The transfer of the certificate or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the certificate owner's estate for purposes of federal estate tax if the insured owned the certificate. If the certificate owner was not the insured, the fair market value of the certificate would be included in the certificate owner's estate upon the owner's death. The certificate would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

     Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance certificate is transferred to, or a death benefit is paid to, an individual two or more generations younger than the certificate owner. Regulations issued under the Code may require us to deduct the tax from your certificate, or from any applicable payment, and pay it directly to the IRS. A competent tax adviser should be consulted for further information.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2007, the maximum estate tax rate is 45% and the estate tax exemption is $2,000,000.

     The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

     It should be understood that the foregoing description of the federal income tax, gift and estate tax consequences under the policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, any person contemplating the purchase of a variable life insurance certificate or exercising elections under such a certificate may want to consult a tax adviser.

                                                    DISTRIBUTION OF CERTIFICATES

     The group contract and certificates will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial ("Selling Firms"). Securian Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota and acts as principal underwriter for the policies. Securian Financial is a wholly-owned subsidiary of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.

     The amount of commission received by an individual registered representative in connection with the sale of a group contract or certificate is determined by his or her broker-dealer. In the case of a group contract or certificate sold by registered representatives of Securian Financial, commissions are paid, if at all, directly to such registered representatives by Minnesota Life as agent for Securian Financial. Compensation based on such sales may also be paid to general agents of Minnesota Life who are also Securian Financial registered representatives. In the case of a group contract or certificate sold by a registered representative of a Selling Firm, commissions are paid directly to the Selling Firm. The commissions and compensation described in this section, and the payments to broker-dealers described below, do not result in charges against the group contract or certificates that are in addition to the charges described elsewhere in this prospectus.

     Commissions to any registered representatives, whether such registered representatives are registered with Selling Firms or Securian Financial on the sale of certificates will be premium-based, asset-based or a fixed amount. Commissions under a group-sponsored insurance program will not exceed the equivalent of 50 percent of the portion of all premiums paid in the initial year to cover the cost of insurance, 7 percent of all premiums paid in the initial year in excess of the amount to cover the cost of insurance, and 7 percent of all premiums paid after the initial year. In addition to commission payments to registered representatives of Securian Financial Services, Minnesota Life may also make certain retirement and other benefit plans (including deferred compensation, group health and life insurance and liability insurance programs) available to its employees or full-time life insurance agents.

     The commission schedule for a group-sponsored insurance program will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the sophistication of the group sponsor, and other circumstances of which we are not presently aware.

     All of the compensation described here, and other compensation or benefits provided by Minnesota Life or our affiliates, may be more or less than the overall compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present the policies described in this prospectus over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer.

PAYMENTS MADE BY UNDERLYING MUTUAL FUNDS

     Minnesota Life pays the costs of selling the group contract and certificates, some of which are described in more detail elsewhere in this prospectus, which benefits the underlying mutual funds by providing increased distribution of the shares of such funds. The underlying mutual funds, or their investment advisers or principal underwriters, may pay Minnesota Life (or Minnesota Life affiliates) a fee for the purpose of reimbursing Minnesota Life for the costs of certain distribution or operational services that Minnesota Life provides and that benefit the funds. Payments from an underlying fund that relate to distribution services are made pursuant to the fund's 12b-1 plan, under which the payments are deducted from the fund's assets and described in the fee table included in the fund's prospectus. 12b-1 payments from underlying funds range in amount from 0% to 0.25% of fund assets held in the Separate Account. These payments decrease a fund's investment return.

     In addition, payments may be made pursuant to service/administration agreements between Minnesota Life (or Minnesota Life affiliates) and the underlying mutual fund's investment adviser (or its affiliates), in which case payments are typically made from assets of that firm and not from the assets of the fund. These payments, which are sometimes known as revenue sharing, are in addition to the 12b-1 fees and those other fees and expenses incurred by a fund and disclosed in its prospectus fee table. Service and administrative payments are paid to Minnesota Life or its affiliates for such things as Minnesota Life's aggregation of all certificate owner purchase, redemption, and transfer requests within the Sub-Accounts of the Separate Account each business day and the submission of one net purchase/redemption request to each underlying mutual fund. When the Separate Account aggregates such transactions through the Separate Account's omnibus account with an underlying mutual fund, the fund avoids the expenses associated with processing individual transactions. Because funds selected for inclusion in the group contract may also benefit from expanded marketing opportunities as a result of such inclusion, a fund's investment adviser (or its affiliates) may have an incentive to make such payments regardless of other benefits the fund may derive from services performed by Minnesota Life. Service and administrative payments received by Minnesota Life or its affiliates range in amount from 0% to 0.35% of fund assets held in the Separate Account.

     Minnesota Life took into consideration anticipated payments from underlying mutual funds and their investment advisers (or the advisers' affiliates) when it determined the charges that are assessed under the group contract and certificates. Without these payments, certain group contract and certificate charges would likely be higher than they are currently. All of the underlying mutual funds offered in the group contract and certificates currently pay 12b-1 fees to Minnesota Life, and some but not all of such funds' investment advisers (or the advisers' affiliates) currently pay service or administrative fees to Minnesota Life.

     Owners, through their indirect investment in the funds, bear the costs of the investment advisory fees that mutual funds pay to their respective investment advisers. As described above, an investment adviser of a fund, or its affiliates, may make payments to Minnesota Life and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory fee deducted from fund assets.

     Minnesota Life considers profitability when determining the charges in these group contract and certificates. In early contract years, Minnesota Life does not anticipate earning a profit, since that is a time when administrative and distribution expenses are typically higher. Minnesota Life does, however, anticipate earning a profit in later contract years. In general, Minnesota Life's profit will be greater the longer a certificate is held and the greater a certificate's investment return.

                                                                   OTHER MATTERS

LEGAL PROCEEDINGS

     Minnesota Life, like other life insurance companies, is ordinarily involved in litigation. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on: the separate account; Securian Financial to perform its underwriting contract with the separate account; or the ability of Minnesota Life to meet its obligations under the Policy.

REGISTRATION STATEMENT

     We have filed a Registration Statement under the Securities Act of 1933, as amended, with the Securities and Exchange Commission with respect to the group contracts and certificates offered hereby. This prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the separate account, Minnesota Life, the group contracts and certificates. Statements contained in this prospectus as to the contents of group contracts and certificates and other legal instruments are summaries, and reference is made to such instruments as filed.

FINANCIAL STATEMENTS

     The complete financial statements of the separate account and Minnesota Life can be found in the Statement of Additional Information. The Statement of Additional Information is available from us at your request.

     To request a Statement of Additional Information call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

STATEMENT OF ADDITIONAL
INFORMATION

     A Statement of Additional Information, with the same date, containing further information about Minnesota Life Variable Universal Life Account, the group contract and the certificates is available without charge from us at your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of death benefits, cash surrender values, and cash values, without charge, from us. To request a free copy of the Statement of Additional Information, a personalized illustration or any information about your certificate call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

     Information about Minnesota Life Variable Universal Life Account (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090) or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 100 F Street, NE, Washington, DC, 20549-0102. You can also call the SEC at 1-202-551-8090.

     The table of contents for the Statement of Additional Information is as follows:

General Information and History
Premiums
Additional Information About Operation of
Contracts and Registrant
Underwriters
Illustrations
Financial Statements

Investment Company Act Number 811-8830

                                                         MINNESOTA LIFE VARIABLE
                                                          UNIVERSAL LIFE ACCOUNT
                                                MINNESOTA LIFE INSURANCE COMPANY

Variable Universal Life Insurance Policy

This prospectus describes Variable Universal Life Insurance policies and certificates issued by Minnesota Life Insurance Company ("Minnesota Life", "we", "us" or "our").

The policies are designed for use in group-sponsored insurance programs to provide life insurance protection to individuals (each an "insured") and the flexibility to vary premium payments. Certificates are documents, generally held by individuals ("certificate owner", "owner" or "you"), setting forth or summarizing the rights of the owners and/or insureds and will be issued under the group contract. A group contract or group policy is the Minnesota Life Variable Group Universal Life Insurance Policy issued to an employer, association or organization that is sponsoring a program of insurance ("group sponsor" or "contractholder") for eligible participants. Individual policies can also be issued in connection with group-sponsored insurance programs in circumstances where a group contract is not issued. All references to a certificate in this prospectus shall include individual policies issued in this manner as well as certificates issued under a group contract.


Subject to the limitations in this prospectus, the owner may allocate net premiums to one or more of the sub-accounts of a separate account of Minnesota Life called the Minnesota Life Variable Universal Life Account ("separate account"). The owner is the owner of the certificate as designated in the signed application or as subsequently changed as set forth in the certificate and this prospectus. The value of your investment in the separate account will vary with the investment experience of the selected sub-accounts of the separate account. There is no guaranteed minimum value associated with your investment in the separate account and its sub-accounts. Subject to the limitations in the group policy, the certificate and this prospectus, net premiums may also be allocated to a guaranteed account of Minnesota Life.


The separate account, through its sub-accounts, invests its assets in shares of Advantus Series Fund, Inc. (the "Series Fund"), BlackRock Variable Series Funds, Inc. ("BlackRock"), Lord Abbett Series Fund, Inc. ("Lord Abbett"), Van Eck Worldwide Insurance Trust ("Van Eck") and W&R Target Funds, Inc. (collectively the "Funds"). The Funds offer their shares exclusively to variable insurance products and have 10 portfolios which are available for contracts offered under this prospectus (the "Portfolios"). They are:

SERIES FUND

-    Bond Portfolio--Class 2 Shares
-    Index 400 Mid-Cap Portfolio--Class 2 Shares
-    Index 500 Portfolio--Class 2 Shares
-    Money Market Portfolio
-    Mortgage Securities Portfolio--Class 2 Shares
-    Real Estate Securities  Portfolio--Class 2 Shares

BLACKROCK VARIABLE SERIES FUNDS, INC.
-    BlackRock Global Growth V.I. Fund--Class 1 (available June 1, 2008)

LORD ABBETT
-    Mid Cap Value Portfolio

VAN ECK
-    Worldwide Hard Assets Portfolio--Initial Class

W&R TARGET FUNDS, INC.
-    W&R Target Science and Technology Portfolio

PLEASE NOTE THAT THE POLICY, CERTIFICATES AND THE PORTFOLIOS:

     are not guaranteed to achieve their goals;
     are not federally insured;
     are not endorsed by any bank or government agency; and are subject to risks, including loss of the amount invested.

A prospectus for each of the Portfolios available through the separate account must accompany this prospectus. Please read these documents carefully before investing and save them for future reference.

The Securities and Exchange Commission has not approved the policy, the certificates, the guaranteed account or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

THE POLICY AND CERTIFICATES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICIES OR CERTIFICATES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

The date of this prospectus and the statement of additional information is May 1, 2008.

Minnesota Life Insurance Company                           [MINNESOTA LIFE LOGO]
400 Robert Street North
St. Paul, Minnesota 55101-2098

                                TABLE OF CONTENTS


                                                                                   PAGE
Questions and Answers about the Variable Group Universal Life Insurance Contract     2
   Summary of Benefits and Risks                                                     2
   Risks of Owning a Variable Universal Life Insurance Certificate                   2
   Fee Tables                                                                        6
General Descriptions                                                                 9
   Minnesota Life Insurance Company                                                  9
   Minnesota Life Variable Universal Life Account                                    9
   Additions, Deletions or Substitutions                                            10
   Voting Rights                                                                    11
   The Guaranteed Account                                                           12
   Summary Information                                                              12
      Guaranteed Account Value                                                      12
Charges                                                                             13
   Premium Expense Charges                                                          13
      Sales Charge                                                                  13
      Premium Tax Charge                                                            13
      OBRA Expense Charge                                                           14
   Account Value Charges                                                            14
      Monthly Deduction                                                             14
      Partial Surrender Charge                                                      15
      Transfer Charge                                                               15
      Additional Benefits Charges                                                   15
   Separate Account Charges                                                         15
   Fund Charges                                                                     16
   Guarantee of Certain Charges                                                     16
Information about the Group Policy and Certificates                                 16
   Applications and Issuance                                                        16
   Dollar Cost Averaging                                                            17
   Free Look                                                                        17
   Continuation of Group Coverage                                                   17
   Conversion Right to an Individual Policy                                         18
   General Provisions of the Group Contract                                         18
      Issuance                                                                      18
      Termination                                                                   18
      Right to Examine Group Contract                                               19
      Entire Group Contract                                                         19
      Ownership of Group Contract and Group Contract Changes                        19
Certificate Premiums                                                                19
   Premium Limitations                                                              19
   Allocation of Net Premiums and Account Value                                     20
Death Benefit and Account Values                                                    21
   Option A -- Level Death Benefit                                                  21
   Option B -- Increasing Death Benefit                                             21
   Change in Face Amount                                                            21
      Increases                                                                     21
      Decreases                                                                     22
   Payment of Death Benefit Proceeds                                                22
   Account Values                                                                   22
      Determination of the Guaranteed Account Value                                 23
      Determination of the Separate Account Value                                   23
      Unit Value                                                                    23
      Net Investment Factor                                                         24
      Daily Values                                                                  24

                                                                                   PAGE
Surrenders, Partial Surrenders and Transfers                                        24
   Transfers                                                                        25
      Market Timing                                                                 25
      Guaranteed Account Transfer Restrictions                                      26
      Other Transfer Information                                                    27
Loans                                                                               28
   Loan Interest                                                                    28
   Loan Repayments                                                                  29
Lapse and Reinstatement                                                             29
   Lapse                                                                            29
   Reinstatement                                                                    30
   Additional Benefits                                                              30
      Accelerated Benefits Rider                                                    30
      Waiver of Premium Rider                                                       30
      Accidental Death and Dismemberment Rider                                      30
      Child Rider                                                                   30
      Spouse Rider                                                                  30
      Policyholder Contribution Rider                                               30
   General Matters Relating to the Certificate                                      31
      Postponement of Payments                                                      31
      The Certificate                                                               31
      Control of Certificate                                                        31
      Maturity                                                                      32
      Beneficiary                                                                   32
      Change of Beneficiary                                                         32
      Settlement Options                                                            32
Federal Tax Status                                                                  33
   Introduction                                                                     33
   Taxation of Minnesota Life and the Variable Universal Life Account               33
   Tax Status of Certificates                                                       34
   Owner Control                                                                    34
   Diversification of Investments                                                   34
   Tax Treatment of Policy Benefits                                                 34
   Modified Endowment Contracts                                                     35
   Multiple Policies                                                                36
   Withholding                                                                      36
   Other Transactions                                                               36
   Other Taxes                                                                      36
      Non-Individual Owners and Business Beneficiaries of Policies                  37
Split-Dollar Arrangements                                                           37
Alternative Minimum Tax                                                             37
   Economic Growth and Tax Relief Reconciliation Act of 2001                        38
Distribution of Certificates                                                        38
   Payments Made by Underlying Mutual Funds                                         39
Other Matters                                                                       40
   Legal Proceedings                                                                40
   Registration Statement                                                           40
   Financial Statements                                                             40
Statement of Additional Information                                                 41

QUESTIONS AND ANSWERS ABOUT THE
VARIABLE GROUP UNIVERSAL LIFE
INSURANCE CONTRACT

SUMMARY OF BENEFITS AND RISKS

     All of the benefits and risks summarized below are subject to the terms, conditions and restrictions of the group-sponsored insurance program, the certificate and this prospectus.

     A variable universal life insurance certificate is an adjustable benefit life insurance contract that allows accumulation of cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums. The cash value of the certificate will fluctuate with the performance of the sub-accounts of the separate account. The choice of available investment options ("sub-accounts") and the guaranteed account is determined under the group-sponsored insurance program. Values may be transferred among the available investment options. An owner may make a partial surrender from his/her certificate, surrender all of his/her certificate or take certificate loans. Each certificate has a minimum Face Amount of death benefit coverage. The death benefit of a certificate may be greater than its Face Amount, as further described in this prospectus. If a certificate is in force upon the insured's death, the death benefit will be paid to the designated beneficiary.

     We offer six Riders that provide supplemental benefits under the policy: the Accelerated Benefits Rider, Waiver of Premium Rider, Accidental Death and Dismemberment Rider, Child Rider, Spouse Rider and Policyholder Contribution Rider. There is no charge for the Accelerated Benefits Rider and Policyholder Contribution Rider. These Riders may not be available in all states or in all group-sponsored insurance programs.

     There are several ways of receiving proceeds under the death benefit of a certificate, other than in a lump sum. More detailed information concerning these settlement options is set forth later in this prospectus.

RISKS OF OWNING A VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE

     The account values of a certificate, to the extent invested in sub-accounts of the separate account, have no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may depreciate the owner's account value and, in some cases, may increase the cost of insurance. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus. You should carefully review each Fund prospectus before purchasing the certificate.


     A universal life insurance certificate is intended for the use of persons who wish to combine both life insurance and the accumulation of cash values. Because of this it is unsuitable as a short-term investment vehicle.


     There is a risk that a certificate will lapse. As described in the "Lapse and Reinstatement" section of this prospectus, lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made. You may reinstate a lapsed certificate, subject to certain conditions.

     Certificate loans may increase the risk of certificate lapse, may have a negative effect on a certificate's cash value and may reduce a certificate's death benefit.

     In some circumstances, experience credits, loans and amounts received from a partial surrender or surrender of the certificate will be subject to federal income taxation and an additional 10 percent income tax could be imposed. For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus. Withdrawals may also be assessed a processing charge of 2% of the amount withdrawn not to exceed $25.

     Consistent with the group-sponsored insurance program, the group policy, the certificate and this prospectus, we reserve the right to limit the size, number and frequency of transfers, limit the amount of a certificate loan, and restrict certificate withdrawals and surrenders.

WHAT IS A UNIVERSAL LIFE INSURANCE CERTIFICATE?

     A universal life insurance certificate is an adjustable benefit life insurance contract issued pursuant to a group policy. Unlike term life insurance, universal life insurance coverage allows you to accumulate cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums (which means premium payments may be increased or decreased as allowed for by the certificate and this prospectus).

     A universal life insurance certificate has a stated face amount of insurance payable in the event of the death of the insured, which is paid for by the deduction of specified monthly charges from the account values. The face amount is the minimum amount of death benefit proceeds paid upon the death of the insured, so long as the certificate remains in force and there are no outstanding loans. We will also deduct from the face amount any unpaid monthly deduction. The face amount is shown on the specifications page attached to the certificate. The insured is the person whose life is covered by life insurance under a certificate. Unlike term life insurance, universal life insurance coverage may be adjusted by the owner of the certificate, without the necessity of issuing a new certificate for that owner. There are limitations to these adjustments and we may require evidence of insurability before requested increases take effect.

     Universal life insurance coverage is provided without specifying the frequency and amount of each premium payment (as is the practice for scheduled premium life insurance). The time and amount of the payment of premium may be determined by the owner. The life insurance coverage will remain in force for an insured so long as the certificate's net cash value is sufficient to cover monthly charges when due. The net cash value is the account value of a certificate less any outstanding certificate loans and accrued certificate loan interest charged (plus any accrued loan interest credits) and less any charges due. It is the amount an owner may obtain through surrender of the certificate.

     Subject to restrictions described herein, an owner may make payments in excess of that minimum amount required to keep a certificate in force, take full or partial surrenders of cash values and take out certificate loans. If cash values are insufficient for the payment of the required monthly charges, then a premium payment is required or the life insurance coverage provided to the owner will lapse.

     A universal life insurance certificate may be inappropriate for individuals seeking life insurance protection which is the equivalent of term-type coverage. Term coverage is usually for a fixed period of time for a fixed premium.

WHAT MAKES THE CERTIFICATE "VARIABLE"?

     The certificate is termed "variable" because unlike a universal life certificate which provides for the accumulation of certificate values at fixed rates determined by the insurance company, variable universal life insurance certificate values may be invested in variable investment options. The separate account we use for our group contracts is called the Minnesota Life Variable Universal Life Account and is composed of variable investment options or sub-accounts. The separate account keeps its assets separate from the other assets of Minnesota Life. Each sub-account invests in a corresponding Portfolio of a Fund. Thus, the owner's account value, to the extent invested in the variable investment options (sub-accounts), will vary with the positive or negative investment experience of the corresponding Portfolios of the Funds.

     The account value of a certificate is the sum of the separate account value, guaranteed account value and loan account value. The separate account value is the sum of all current sub-account values. The guaranteed account value is the sum of all net premiums and transfers allocated to the guaranteed account and interest declared thereon and experience credits, if any, minus amounts transferred to the separate account or removed in connection with a partial surrender or loan and minus charges assessed against the guaranteed account value. The loan account value is the portion of the general account attributable to loans under a certificate together with accrued interest.

IS THERE AN INVESTMENT PERFORMANCE RISK?

     Yes. The account value of a certificate, to the extent invested in sub-accounts of the separate account, has no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may reduce the owner's account value. The owner is also subject to the risk that the investment performance of the selected sub-accounts may be less favorable than that of other sub-accounts, and in order to keep the certificate in force the owner may be required to pay more premiums than originally planned. The certificate also offers the owner the opportunity to have the account value increase more rapidly than it would under comparable fixed benefit certificates by virtue of favorable investment performance. In addition, under some certificates, the death benefit will also increase and decrease with investment experience.

     Subject to the limitations in the group policy, certificate and this prospectus, owners seeking the traditional insurance protections of a guaranteed account value may allocate net premiums to the certificate's guaranteed account option which provides for guaranteed accumulation at a fixed rate of interest. Additional information on this option may be found under "The Guaranteed Account" and the "Death Benefit and Account Values" sections of this prospectus. If the owner allocates net premiums or account value to the guaranteed account, then we credit the owner's account value in the guaranteed account with a declared rate of interest, but the owner assumes the risk that the rates may decrease, although it will never be lower than a minimum guaranteed annual rate of 3 percent.

WHAT VARIABLE INVESTMENT OPTIONS ARE AVAILABLE?

     The separate account currently invests in each of the 10 Portfolios listed below. However, your group sponsor insurance program may limit the Portfolios, and in turn the sub-accounts, available for investment under your certificate. As such, you should consult your group sponsor to determine if restrictions apply to your investment in any of sub-accounts funded by the Portfolios listed below.

     Series Fund Portfolios include:

          Bond Portfolio--Class 2 Shares
          Index 400 Mid-Cap Portfolio-- Class 2 Shares
          Index 500 Portfolio--Class 2 Shares
          Money Market Portfolio
          Mortgage Securities Portfolio-- Class 2 Shares
          Real Estate Securities Portfolio-- Class 2 Shares

     Additional Fund Portfolios include:

     BlackRock
          BlackRock Global Growth V.I. Fund--Class 1 (available June 1,
             2008)
     Lord Abbett Series Fund, Inc.
          Mid Cap Value Portfolio
     Van Eck
          Worldwide Hard Assets Portfolio--Initial Class
     W&R Target Funds, Inc.
          W&R Target Science and Technology Portfolio

     There is no assurance that any Portfolio will meet its objectives. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus.

     We reserve the right to add, combine or remove eligible Funds and Portfolios.

HOW CAN NET PREMIUMS BE ALLOCATED?

     In the initial signed application for life insurance, the owner may indicate the desired allocation of net premiums among the guaranteed account and the available sub-accounts of the separate account, subject to the limitations in the certificate and this prospectus. All future net premiums will be allocated in the same proportion until the owner requests a change in the allocation. Similarly, the owner may request a transfer of amounts between sub-accounts or between the sub-accounts and the guaranteed account, subject to the limitations in the certificate and this prospectus.

WHAT DEATH BENEFIT OPTIONS ARE OFFERED UNDER THE CERTIFICATE?

     We offer two death benefit options under the certificate. Under "Option A", a level death benefit, the death benefit is the face amount of the certificate. Under "Option B", a variable death benefit, the death benefit is the face amount of the certificate plus the net cash value. So long as a certificate remains in force and there are no certificate loans, the minimum death benefit under either option will be at least equal to the current face amount (less any unpaid monthly deduction). The death benefit proceeds will be adjusted by the amount of any charges due or overpaid and any outstanding certificate loans and certificate loan interest due determined as of the date of death.

     Only the group sponsor may choose one of the two death benefit options under a group-sponsored program. The death benefit option so chosen shall be the same for all participants under the program. Once elected, the death benefit option chosen by the group sponsor shall remain unchanged.

     There is a minimum initial face amount for the certificate which is stated on the specifications page of the certificate. The owner may generally change the face amount, but evidence of insurability of the insured may be required for certain face amount increases.

ARE THE BENEFITS UNDER A CERTIFICATE SUBJECT TO FEDERAL INCOME TAX?

     Although guidance is limited, we believe that the owner's certificate should qualify as a life insurance contract for federal income tax purposes. Assuming that a certificate qualifies as a life insurance contract for federal income tax purposes, the benefits under certificates described in this prospectus should receive the same tax treatment under the Code as benefits under traditional fixed benefit life insurance certificates. Therefore, death proceeds payable under variable life insurance certificates should be excludable from the beneficiary's gross income for federal income tax purposes. The owner's net cash value should grow tax-deferred until such cash value is actually distributed to the owner.

     Unless a certificate is classified as a "modified endowment contract," distributions, including partial and complete surrenders and experience credits paid in cash, will not be taxed except to the extent that they exceed the owner's "investment in the contract" (i.e., gross premiums paid under the certificate reduced by any previously received amounts that were excludable from income), and loans will generally not be treated as taxable distributions. For federal income tax purposes, certificates classified as modified endowment contracts are treated as life insurance only with respect to the tax treatment of death proceeds and the tax-free inside buildup of yearly account value increases. However, amounts received by the owner of a modified endowment contract, such as experience credits paid in cash, loans and amounts received from a partial surrender or from a surrender of the certificate will be subject to the same tax treatment as amounts received under an annuity during the accumulation period. Annuity tax treatment includes the 10 percent additional income tax imposed on the portion of any distribution that is included in income, except where the distribution or loan:

-    is made on or after the owner attains age 59 1/2,

-    is attributable to the owner becoming disabled, or

- is part of a series of substantially equal periodic payments for the life of the owner or the joint lives of the owner and beneficiary.

     Determining whether a certificate is a modified endowment contract requires an examination of the premium paid in relation to the death benefit of the certificate. A certificate would be a modified endowment contract if the total premiums during the first seven contract years exceed the total sum of the net level premiums which would be paid under a seven-pay life certificate. A certificate which is subject to a material change will be treated as a new certificate on the date that the material change takes effect, to determine whether it is a modified endowment contract. The account value on the material change date will be taken into account in determining whether the seven-pay standard is met.

     For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus.

DOES THE OWNER HAVE ACCESS TO THE ACCOUNT VALUES?

     Yes. The net cash value, subject to the limitations in the certificate and this prospectus, is available to the owner during the insured's lifetime. The net cash value may be used:

-    to provide retirement income,

-    as collateral for a loan,

- to continue some amount of insurance protection without payment of premiums, or

-    to obtain cash by surrendering the certificate in full or in part.

     The owner may borrow, as a certificate loan, an amount up to 90 percent of the owner's account value less any existing loan account value. The loan account is the portion of the general account attributable to loans under a certificate. Each alternative for accessing the owner's account value may be subject to conditions described in the certificate or under the "Death Benefit and Account Values", "Surrenders, Partial Surrenders and Transfers" and "Loans" sections of this prospectus.

     In general, the owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. A surrender or partial surrender may have federal income tax consequences. (See

"Federal Tax Status".) Partial surrenders may also be assessed a processing charge of 2% of the amount withdrawn not to exceed $25.

     A surrender or partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group-sponsored insurance program. The minimum will never exceed $500. The maximum partial surrender amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account.

WHAT CHARGES ARE ASSOCIATED WITH THE CERTIFICATE?

     We assess certain charges against each premium payment and the account values under each certificate and against the asset value of the separate account. These charges, which are largely designed to cover our expenses in providing insurance protection and in distributing and administering the certificates are described under the "Charges" section of this prospectus. The specific charges are shown on the specifications page of the certificate. There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Funds. We also reserve the right to charge against the separate account assets, or make other provisions, for additional tax liability we may incur with respect to the separate account or the certificates.

FEE TABLES

     The following tables describe the fees and expenses that are payable when buying, owning and surrendering the certificate. The first table describes the fees and expenses that are payable at the time that the owner buys the certificate, surrenders the certificate, or transfers cash value between available investment options.

                                TRANSACTION FEES

CHARGE                                        WHEN CHARGE IS DEDUCTED                      AMOUNT DEDUCTED
-----------------------------------------   ---------------------------   ---------------------------------------------------
Maximum Sales Charge Imposed on Premiums    From Each Premium Payment*    5 percent of Premium+
Maximum Premium Tax Charge                  From Each Premium Payment*    4 percent of Premium+
Maximum OBRA Expense Charge**               From Each Premium Payment*    1.25 percent of Premium++
Maximum Deferred Sales Charge               None                          N/A
Maximum Partial Surrender Fee               From Each Partial Surrender   Lesser of $25 or 2 percent of the amount withdrawn+
Maximum Transfer Fee                        Upon Each Transfer+++         $10+++

----------
* The charge may be waived in some group sponsored insurance programs for premiums received in conjunction with an Internal Revenue Code Section 1035 exchange.


** The OBRA expense charge is to reimburse the Company for extra costs associated with a recent federal law that increases corporate tax owed by certain insurance companies. For a further discussion of the OBRA expense charge see the "OBRA Expense Charge" section of this prospectus.


+ The actual fee may vary depending upon the group-sponsored insurance program under which the certificate is issued, but will not exceed the fee stated in the table.

++ For a certificate considered to be an individual certificate under the Omnibus Budget Reconciliation Act of 1990 ("OBRA") the charge will not exceed 1.25 percent of each premium payment. If a certificate is considered to be a group certificate under OBRA, the charge will not exceed 0.25 percent of each premium payment for group-sponsored programs implemented prior to April 1, 2000 or 0.35 percent of each premium payment for group-sponsored programs implemented on or after April 1, 2000.

+++ There is currently no fee assessed for transfers. A charge, not to exceed $10 per transfer, may be imposed in the future.

     The next table describes the fees and expenses that an owner will pay periodically during the time that the owner owns the certificate, not including fund operating expenses. The table also includes rider charges that will apply if the owner purchases any rider(s) identified below.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

CHARGE                                  WHEN CHARGE IS DEDUCTED            AMOUNT DEDUCTED
--------------------------------      ---------------------------   ----------------------------
COST OF INSURANCE CHARGE(1)(6)
   MAXIMUM & MINIMUM CHARGE(7)        On the Certificate Date and   Maximum: $37.62 per month per
                                      Each Subsequent Monthly       $1,000 of net amount at risk
                                      Anniversary                   Minimum: $0.03 per month per
                                                                    $1,000 of net amount at risk

   MAXIMUM & MINIMUM CHARGE
   FOR CERTIFICATES ISSUED
   PRIOR TO JANUARY 1, 2009
   AND ALL FACE AMOUNT
   INCREASES ON SUCH
   CERTIFICATES                       On the Certificate Date and   Maximum: $32.01 per month per
                                      Each Subsequent Monthly       $1,000 of net amount at risk
                                      Anniversary                   Minimum: $0.03 per month per
                                                                    $1,000 of net amount at risk

   CHARGE FOR A 45 YEAR OLD
   NON-SMOKING
   CERTIFICATEHOLDER(8)               On the Certificate Date and   $0.11 per month per $1,000
                                      Each Subsequent Monthly       of net amount at risk
                                      Anniversary
MORTALITY AND EXPENSE RISK
   CHARGE(2)                          Each Valuation Date           Maximum: 0.50 percent of
                                                                    average daily assets of the
                                                                    separate account per year

MONTHLY ADMINISTRATION CHARGE(3)      On the Certificate Date and   Maximum: $4 per month
                                      Each Subsequent Monthly
                                      Anniversary

LOAN INTEREST SPREAD(4)               Each Monthly Anniversary      2 percent of Policy Loan per
                                                                    year
ACCIDENTAL DEATH AND
   DISMEMBERMENT CHARGE(5)            On the Certificate Date and   Maximum: $0.10 per month per
                                      Each Subsequent Monthly       $1,000 of net amount at risk
                                      Anniversary

WAIVER OF PREMIUM CHARGE(5)           On the Certificate Date and   Maximum: 50 percent of the
                                      Each Subsequent Monthly       cost of insurance Charge
                                      Anniversary

CHILD RIDER CHARGE(5)                 On the Certificate Date and   Maximum: $0.35 per month per
                                      Each Subsequent Monthly       $1,000 of net amount at risk
                                      Anniversary

SPOUSE RIDER CHARGE(1)(5)
   MAXIMUM & MINIMUM CHARGE(7)        On the Certificate Date and   Maximum: $37.62 per month per
                                      Each Subsequent Monthly       $1,000 of net amount at risk
                                      Anniversary                   Minimum: $0.03 per month per
                                                                    $1000 of net amount at risk

   MAXIMUM & MINIMUM CHARGE
   FOR CERTIFICATES ISSUED
   PRIOR TO JANUARY 1, 2009
   AND ALL FACE AMOUNT
   INCREASES ON SUCH
   CERTIFICATES                       On the Certificate Date and   Maximum: $32.01 per month per
                                      Each Subsequent Monthly       $1,000 of net amount at risk
                                      Anniversary                   Minimum: $0.03 per month per
                                                                    $1,000 of net amount at risk

   CHARGE FOR A 45 YEAR OLD
   NON-SMOKING
   CERTIFICATEHOLDER(8)               On the Certificate Date and   $0.11 per month per $1,000
                                      Each Subsequent Monthly       of net amount at risk
                                      Anniversary

----------
(1) The cost of insurance charge will vary depending upon the insured's attained age, rate class and the group sponsored insurance program. The charges noted may not be representative of the charges that you would pay. For information regarding the specific cost of insurance rate that will apply to your certificate please contact Minnesota Life at 1-800-843-8358, during normal business hours of 8:00 a.m. to 4:45 p.m., Central Time.

(2) The mortality and expense risk charge will vary based on the group-sponsored insurance program under which the certificate is issued. Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those policies.

(3) The monthly administration charge depends on the number of certificate owners under the group sponsored insurance program, the administrative services provided, the expected average face amount as well as other certificate features.

(4) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed 8% annually) and the amount of interest we credit to the amount of the certificate loan in the loan account value (guaranteed not to be less than 6% annually). While a certificate loan is outstanding, loan interest is due and payable in arrears at the end of each certificate month or for the duration of the certificate, if shorter. For a complete discussion of loan interest charges and credits see the "Loan Interest" section of this prospectus.

(5) The availability of additional insurance benefit riders will depend upon the particular group sponsored insurance program. You should check with your group sponsor to determine which additional insurance benefit riders are available under your program. Charges for additional insurance benefit riders may vary among group sponsored insurance programs.

(6) The net amount at risk for a certificate month is the difference between the death benefit and the account value.

(7) The maximum charge in this row applies to certificates issued on or after January 1, 2009.

(8)  For certificates issued both before and after January 1, 2009.


     For information concerning compensation paid for the sale of the group contract and certificates, see the "Distribution of Certificates" section of the prospectus.

     The next table describes the range of total annual Portfolio operating expenses that an owner will pay while he or she owns the certificate. Expenses of the Portfolios may be higher or lower in the future. The table shows the lowest and highest expenses (as a percentage of Portfolio assets) charged by any of the Funds for its Portfolios for the fiscal year ended December 31, 2007. More detail concerning a particular Fund and its Portfolios' fees and expenses is contained in the prospectus for that Fund.

                  RANGE OF ANNUAL PORTFOLIO OPERATING EXPENSES
     (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS INCLUDING MANAGEMENT
              FEES, DISTRIBUTION (12b-1) FEES AND OTHER EXPENSES)*


FEE DESCRIPTION                             MINIMUM   MAXIMUM
-----------------------------------------   -------   -------
Total Annual Portfolio Operating Expenses     0.46%     1.15%


----------
* The range of Total Annual Portfolio Operating Expenses presented in this table does not reflect any fee waivers or expense reductions. Under certain circumstances the Funds may charge a redemption fee for certain market timing or frequent trading activity. For more detailed information about the fee and expense charges, fee waivers (if applicable), redemption fee (if applicable) and expense reductions (if applicable) for a particular Fund Portfolio please see that Fund's prospectus.

GENERAL DESCRIPTIONS

MINNESOTA LIFE INSURANCE COMPANY

     We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to do a life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam. Any benefits due and owing pursuant to a certificate are obligations of Minnesota Life.

MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

     On August 8, 1994, the separate account was established in accordance with Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940. Such registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the separate account. The separate account meets the definition of a "separate account" under the federal securities laws.

     We are the legal owner of the assets in the separate account. The obligations to group contract and certificate owners and beneficiaries arising under the group contracts and certificates are general corporate obligations of Minnesota Life. Our general assets back these obligations. The Minnesota law under which the separate account was established provides that the assets of the separate account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance certificates for which the separate account was established. The income gains and losses credited to or charged against the separate account reflect the account's own investment experience and are entirely independent of both the investment performance of our guaranteed account and of any other separate account which we may have established or may later establish.

     The separate account is divided into sub-accounts, each of which currently invests in one of the 10 Fund Portfolios shown on the cover page of this prospectus. Your group sponsor insurance program, however, may limit the Portfolios, and in turn the sub-accounts, available for investment under your certificate. As such, you should consult your group sponsor to determine if restrictions apply to your investment in any of sub-accounts funded by the Portfolios.

     The separate account currently invests in the Portfolios of Series Fund, BlackRock Variable Series Funds, Inc., Lord Abbett Series Fund, Inc., Van Eck Worldwide Insurance Trust and W&R Target Funds, Inc. The Fund Portfolio prospectuses accompany this prospectus. For additional copies please call us at 1-800-843-8358. You should read each prospectus carefully before investing in the certificate.

     The assets of each Portfolio are separate from the others and each has different investment objectives and policies. Therefore, each Portfolio operates as a separate investment fund and the investment performance of one has no effect on the investment performance of the other Portfolios.

     All dividends and capital gains distributions from each Portfolio are automatically reinvested in shares of that Portfolio at net asset value.

     Below is a list of the Portfolios and their adviser and sub-adviser, if applicable.

FUND/PORTFOLIO                                             INVESTMENT ADVISER                 INVESTMENT SUB-ADVISER
------------------------------------------------   ---------------------------------   ------------------------------------
SERIES FUND:
Bond Portfolio--Class 2 Shares                     Advantus Capital Management, Inc.
Index 400 Mid-Cap Portfolio--Class 2 Shares        Advantus Capital Management, Inc.
Index 500 Portfolio--Class 2 Shares                Advantus Capital Management, Inc.
Money Market Portfolio                             Advantus Capital Management, Inc.
Mortgage Securities Portfolio--Class 2 Shares      Advantus Capital Management, Inc.
Real Estate Securities Portfolio--Class 2 Shares   Advantus Capital Management, Inc.

BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund--Class 1         BlackRock Advisors, LLC             BlackRock Investment Management, LLC
   (Seeks long-term growth of capital.)

LORD ABBETT SERIES FUND, INC.:
Mid Cap Value Portfolio                            Lord, Abbett & Co. LLC

VAN ECK:
Worldwide Hard Assets Portfolio--Initial Class     Van Eck Associates Corporation
   (Seeks long-term capital appreciation by
   investing primarily in "hard asset"
   securities.)

W&R TARGET FUNDS, INC.:
W&R Target Science and Technology Portfolio        Waddell & Reed Investment
   (Seeks long-term capital growth.)               Management Company

     The above Portfolios were selected based on several criteria, including asset class coverage, the strength of the investment adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we considered during the selection process was whether the Portfolio's investment adviser or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Payments Made by Underlying Mutual Funds."


     WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CERTIFICATE CASH VALUE OF YOUR CERTIFICATE RESULTING FROM THE PERFORMANCE OF THE PORTFOLIO YOU HAVE CHOSEN.

ADDITIONS, DELETIONS OR SUBSTITUTIONS

     We reserve the right to add, combine or remove any sub-accounts of the Variable Universal Life Account when permitted by law. Each additional sub-account will purchase shares in a new portfolio or mutual fund. New sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the separate account. Any new investment option will be made available to existing owners on whatever basis we may determine.

     We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the separate account. If investment in a Portfolio of the Funds should no longer be possible or if we determine it becomes inappropriate for certificates of this class, we may substitute another mutual fund or portfolio for a sub-account. Substitution may be made with respect to existing account values and future premium payments. A substitution may be made only with any necessary approval of the Securities and Exchange Commission.

     We reserve the right to transfer assets of the separate account as determined by us to be associated with the certificates to another separate account. A transfer of this kind may require the approval of state regulatory authorities and of the Securities and Exchange Commission.

     We also reserve the right, when permitted by law, to restrict or eliminate any voting right of owners or other persons who have voting rights as to the separate account, and to combine the separate account with one or more other separate accounts, and to de-register the separate account under the Investment Company Act of 1940.

     The Funds serve as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts, as the investment medium for such policies and contracts issued by Minnesota Life and other affiliated and unaffiliated life insurance companies, and as the investment medium when used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in one of the Funds at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in one of the Funds at the same time or (iii) participating qualified plans to invest in shares of one of the Funds at the same time as one or more life insurance companies. Neither the Funds nor Minnesota Life currently foresees any disadvantage, but if one of the Funds determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, one of the Funds' Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Funds' shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

VOTING RIGHTS

     We will vote the shares of the Funds held in the various sub-accounts of the Variable Universal Life Account at regular and special shareholder meetings of the Funds in accordance with the owner's instructions. If, however, the Investment Company Act of 1940, as amended, or any regulation thereunder should change and we determine that it is permissible to vote the shares of the Funds in our own right, we may elect to do so. The number of votes as to which the owner has the right to instruct will be determined by dividing his or her sub-account value by the net asset value per share of the corresponding Portfolio of the Funds. The sub-account value is the number of units of a sub-account credited to a certificate multiplied by the current unit value for that sub-account. Fractional shares will be counted. The number of votes as to which the owner has the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited prior to the meeting in accordance with procedures established by the Funds. We will vote shares of the Funds held by the separate account as to which no instructions are received in proportion to the voting instructions which are received from certificate owners with respect to all certificates participating in the separate account.
Proportional voting may result in a small number of certificate owners determining the outcome of a vote.

     We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in sub-classification or investment policies of the Funds or approve or disapprove an investment advisory contract of the Funds. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of one or more of the Funds if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of certificate owners or if we determine that the change would be inconsistent with the investment objectives of the Funds or would result in the purchase of securities for the Funds which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in the owner's next semi-annual report.

THE GUARANTEED ACCOUNT

     The guaranteed account is part of our general account. The owner may allocate net premiums and may transfer net cash values of the certificate, subject to the limitations in the certificate and this prospectus, to our guaranteed account.

     Because of exemptive and exclusionary provisions, interests in Minnesota Life's guaranteed account have not been registered under the Securities Act of 1933, and the guaranteed account has not been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the guaranteed account nor any interest therein is subject to the provisions of these Acts, and Minnesota Life has been advised that the staff of the SEC does not review disclosures relating to it. Disclosures regarding the guaranteed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     This prospectus describes a Variable Universal Life Insurance group contract and certificate and is generally intended to serve as a disclosure document only for the aspects of the group contract and certificate relating to the sub-accounts of the separate account. For more information about the guaranteed account, please see the certificate and the summary information provided immediately below.

SUMMARY INFORMATION

     Minnesota Life's general account consists of all assets owned by Minnesota Life other than those in the separate account and any other separate accounts which we may establish. The guaranteed account is that portion of the general assets of Minnesota Life, exclusive of loans, which is attributable to the group contract and certificate described herein and others of their class. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of group contracts and certificates of this class. Allocations to the guaranteed account become part of the general assets of Minnesota Life and are used to support insurance and annuity obligations and are subject to the claims of our creditors. Subject to applicable law, we have sole discretion over the investment of assets of the guaranteed account. Owners do not share in the actual investment experience of the assets in the guaranteed account.

     A portion or all the net premiums may be allocated or transferred to accumulate at a fixed rate of interest in the guaranteed account, though we reserve the right to restrict the allocation of premium into the guaranteed account. Transfers from the guaranteed account to the sub-accounts of the separate account are subject to certain limitations with respect to timing and amount. These restrictions are described under the "Transfers" section of this prospectus. Amounts allocated or transferred to the guaranteed account are guaranteed by us as to principal and a minimum rate of interest.

     GUARANTEED ACCOUNT VALUE Minnesota Life bears the full investment risk for amounts allocated to the guaranteed account and guarantees that interest credited to each owner's account value in the guaranteed account will not be less than the minimum guaranteed annual rate without regard to the actual investment experience of the guaranteed account. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001 the minimum guaranteed annual rate is 3 percent. We may, at our sole discretion, credit a higher rate of interest ("excess interest") although we are not obligated to do so. Any interest credited on the certificate's account value in the guaranteed account in excess of the guaranteed minimum rate per year will be determined at our sole discretion. The owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.

     Even if excess interest is credited to the guaranteed account value, no excess interest will be credited to the loan account value.

CHARGES

     Premium expense and account value charges will be deducted in connection with the certificates and paid to us, to compensate us for providing the insurance benefits set forth in the certificates, administering the certificates, incurring expenses in distributing the certificates and assuming certain risks in connection with the certificates. These charges will vary based on the group-sponsored insurance program under which the certificate is issued. We will determine the charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. The charges for certificates under a group-sponsored insurance program are shown on the specifications page of the certificate.

     There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Funds.

PREMIUM EXPENSE CHARGES

     The premium expense charges described below will be deducted from each premium payment we receive. The remaining amount, or net premium, will be allocated to the guaranteed account and/or sub-accounts of the separate account, as directed by the owner, and become part of the certificate's net cash value.

SALES CHARGE We may deduct a sales charge from each premium paid under the certificate. Sales charges vary based on the group-sponsored insurance program under which the certificate is issued. The charge will never exceed 5 percent of each premium paid. The sales charge will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the level of commissions paid to agents and brokers and their affiliated broker-dealers, and other circumstances of which we are not presently aware. We may waive the sales charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate. In addition, we may waive the sales charge for premiums paid by designated payors under a group-sponsored insurance program (for example, insureds versus the group sponsor).

     The amount of the sales charge in any certificate year may not be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered from the sales charge, we will recover them from our other assets or surplus, which may include profits from the mortality and expense risk charge, the cost of insurance charge or the administration charge.

PREMIUM TAX CHARGE We will deduct a percentage of premium charge, not to exceed 4 percent of each premium received for premium taxes. Premium tax charges vary based on the group-sponsored insurance program under which the certificate is issued. This charge is to compensate us for our payment of premium taxes that are imposed by various states and local jurisdictions, and such other charges or expenses as we may incur with respect to the certificates, including guaranty fund assessments. The state and/or jurisdiction in which a group policy is issued may impose taxes that are higher or lower than the premium taxes actually imposed on the group policy. This charge will be between 0 percent and 4 percent of each premium payment. We may waive the premium tax charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

OBRA EXPENSE CHARGE Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"), as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. For certificates deemed to be group certificates for purposes of OBRA, we make a charge against each premium payment to compensate us for corporate taxes. The charge will not exceed 0.35 percent of premium. Under certificates deemed to be individual contracts under OBRA, we make a charge of up to 1.25 percent of each premium payment. We may waive the OBRA expense charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

ACCOUNT VALUE CHARGES

     The account value charges described below will be deducted from the net cash value. If the net cash value is insufficient to cover the account value charges, the certificate will lapse unless sufficient payment is received within the grace period.

MONTHLY DEDUCTION The charges deducted as part of the monthly deduction vary based on the group-sponsored insurance program under which the certificate is issued. As of the certificate date and each subsequent monthly anniversary, we will deduct an amount from the net cash value of the owner's certificate to cover certain charges and expenses incurred in connection with the certificate. The monthly deduction will be the sum of the following applicable items: (1) an administration charge; (2) a cost of insurance charge; and (3) the cost of any additional insurance benefits provided by rider. The monthly anniversary is the first day of each calendar month on, or following, the issue date. The monthly deduction will be deducted from the guaranteed account value and the separate account value in the same proportion that those values bear to the net cash value and, as to the separate account, from each sub-account in the proportion that the sub-account value in such sub-account bears to the separate account value of the certificate.

     We may deduct an ADMINISTRATION CHARGE from the net cash value of the certificate each month. The administration charge will never exceed $4 per month. This charge is to compensate us for expenses incurred in the administration of the certificates. These expenses include the costs of processing enrollments, determining insurability, and establishing and maintaining certificate records. Differences in the administration charge applicable to specific group-sponsored insurance programs will be determined based on expected differences in the administrative costs for the certificates or in the amount of revenues that we expect to derive from the charge. Such differences may result, for example, from the number of eligible members in the group, the type and scope of administrative support provided by the group sponsor, face amount and account value, and the features to be included in certificates under the group-sponsored insurance program. An eligible member is a member of the group seeking insurance who meets the requirements stated on the specifications page of the group contract. This charge is not designed to produce a profit.

     The monthly COST OF INSURANCE will be calculated by multiplying the applicable cost of insurance rate based on the insured's attained age and rate class by the net amount at risk for each certificate month. The attained age is the issue age of the insured plus the number of completed certificate years. The net amount at risk for a certificate month is the difference between the death benefit and the account value. The net amount at risk may be affected by changes in the face amount of the certificate or by changes in the account value. Account value, to the extent invested in sub-accounts of the separate account, will vary depending upon the investment performance of the sub-accounts.

     Cost of insurance rates for each group-sponsored insurance program are determined based on a variety of factors related to group mortality including gender mix, average amount of insurance, age distribution, occupations, industry, geographic location, participation, level of medical underwriting required, degree of stability in the charges sought by the group sponsor, prior mortality experience of the group, number of actual or anticipated owners electing the continuation option, and other factors which may affect expected mortality experience. In addition, cost of insurance rates may be intended to cover expenses to the extent they are not covered by the other certificate charges. Changes in the current cost of insurance rates may be made based on any factor which affects the actual or expected mortality or expenses of the group.

     Changes to the cost of insurance rates are generally effective on the anniversary of the issuance of the group policy, although changes may be made at other times if warranted due to a change in the underlying characteristics of the group, changes in benefits included in certificates under the group contract, experience of the group, changes in the expense structure, or a combination of these factors.

     Any changes in the current cost of insurance rates will apply to all persons of the same attained age and rate class under the group-sponsored insurance program. We and the group contractholder will agree to the number of classes and characteristics of each rate class. The classes may vary by tobacco users and non-tobacco users, active and retired status, owners of coverage continued under the continuation provision and other owners, and/or any other nondiscriminatory classes agreed to by the group sponsor.


     The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the certificate. For policies and certificates issued prior to or on December 31, 2008, and all face amount increases on such policies and certificates, the guaranteed rates are 125 percent of the maximum rates that could be charged based on 1980 Commissioners Standard Ordinary Mortality Tables ("1980 CSO Table")(a maximum charge of $32.01 per month per $1,000 of net amount at risk). The guaranteed rates are higher than 100 percent of the 1980 CSO Table because we may use a simplified underwriting approach and may issue certificates that do not require medical evidence of insurability. The current cost of insurance rates are generally lower than 100 percent of the 1980 CSO Table. (For purposes of premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, we will use 100 percent of the 1980 CSO Table.)

     For group policies and certificates issued on and after January 1, 2009, the guaranteed rates are 200 percent of the maximum rates that could be charged based on 2001 Commissioners Standard Ordinary Mortality Tables ("2001 CSO Table")(a maximum charge of $37.62 per month per $1,000 of net amount at risk). The guaranteed rates are higher than 100 percent of the 2001 CSO Table because we may use a simplified underwriting approach and may issue certificates that do not require medical evidence of insurability. The current cost of insurance rates are generally lower than 100 percent of the 2001 CSO Table. (For purposes of premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, we will use 100 percent of the 2001 CSO Table.)


PARTIAL SURRENDER CHARGE For certificates under some group-sponsored insurance programs, a transaction charge will be assessed against the net cash value for each partial surrender to cover the administrative costs incurred in processing the partial surrender. The charge will not exceed the lesser of $25 or 2 percent of the amount withdrawn. This charge will be assessed in the same manner as the monthly deduction. This charge is not designed to produce a profit.

TRANSFER CHARGE There is currently no charge assessed on transfers of net cash value between the guaranteed account and the separate account or among the sub-accounts of the separate account. A charge, not to exceed $10 per transfer, may be imposed in the future.

ADDITIONAL BENEFITS CHARGES Additional benefits may be included with the certificate by rider, subject to the limitations of the group policy and this prospectus. Some of these additional benefits will have charges associated with them. For a complete discussion of additional benefits see the "Additional Benefits" section of this prospectus.

SEPARATE ACCOUNT CHARGES

     We assess a MORTALITY AND EXPENSE RISK CHARGE directly against the separate account assets. This charge will vary based on the group-sponsored insurance program under which the certificate is issued. The annual rate will not exceed ..50 percent of the average daily assets of the separate account. The mortality and expense risk charge compensates us for assuming the risk that the cost of insurance and other charges will be insufficient to cover the actual mortality experience and other costs in connection with the policies.

     Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those contracts. Differences in mortality and expense risk arise principally from the fact that:
(1) the factors used to determine cost of insurance and administration charges are more uncertain for some group-sponsored insurance programs than for others; and (2) our ability to recover any unexpected mortality and administration costs will also vary from group-sponsored insurance program to group-sponsored insurance program, depending on the charges established for policies issued under the group-sponsored insurance program, and on other financial factors.

     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account, the group contract or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and OBRA related expenses. No such charge or provision is made at the present time.

FUND CHARGES

     Shares of the Funds are purchased for the separate account at their net asset value, which reflects advisory fees and portfolio expense fees which are assessed against the net asset value of each of the Portfolios of the Fund. Advisory fees and portfolio expense fees of the Fund are described in each Fund's prospectus.

GUARANTEE OF CERTAIN CHARGES

     We will not increase the following charges for group policies: (1) the maximum sales charge; (2) the maximum premium tax charge; (3) the OBRA expense charge (unless there is a change in the law regarding the federal income tax treatment of deferred acquisition costs); (4) the maximum cost of insurance charge; (5) the maximum administration charge; (6) the maximum partial surrender transaction charge; (7) the maximum transfer charge; and (8) the maximum separate account charge for mortality and expense risk.

                                                     INFORMATION ABOUT THE GROUP
                                                         POLICY AND CERTIFICATES

APPLICATIONS AND ISSUANCE

     We will generally issue a group contract to a group, as defined and permitted by state law. For example, a group contract may be issued to an employer, whose employees and/or their spouses may become insured thereunder so long as the person is within a class of members eligible to be included in the group contract. The class(es) of members eligible to be insured by a certificate under the group contract are set forth in that group contract's specifications page. The group contract will be issued upon receipt of a signed application for the group contract signed by a duly authorized officer of the group wishing to enter into a group contract and the acceptance of that signed application by a duly authorized officer of Minnesota Life at its home office. Individuals wishing to purchase a certificate insuring an eligible member under a group-sponsored insurance program must complete the appropriate application for life insurance and submit it to our home office.
If the application is approved, we will issue either a certificate or an individual policy to give to the owner. The issuance of a group contract or an individual policy and their associated forms is always subject to the approval of those documents by state insurance regulatory authorities for use.

     Individuals who satisfy the eligibility requirements under a particular group contract may be required to submit to an underwriting procedure which requires satisfactory responses to certain health questions in the application and to provide, in some cases, medical information. Acceptance of an application is subject to our underwriting rules, and we reserve the right to reject an application for any reason.

     A certificate will not take effect until the owner signs the appropriate application for insurance, the initial premium has been paid prior to the insured's death, the insured is eligible, and we approve the completed signed application. The date on which the last event occurs shall be the effective date of coverage ("issue date").

DOLLAR COST AVERAGING

     We currently offer a dollar cost averaging option enabling the owner to preauthorize automatic monthly or quarterly transfers from the Series Fund Money Market Sub-Account to any of the other sub-accounts. There is no charge for this option. The transfers will occur on monthly anniversaries. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities is averaged over time and possibly over various market values. Since the value of the units will vary over time, the amounts allocated to a sub-account will result in the crediting of a greater number of units when the unit value is low and a lesser number of units when the unit value is high.

     Dollar cost averaging does not guarantee profits, nor does it assure that a certificate will not have losses.

     To elect dollar cost averaging the owner must have at least $3,000 in the Series Fund Money Market Sub-Account. The automatic transfer amount from the Series Fund Money Market Sub-Account must be at least $250. The minimum amount that may be transferred to any one of the other sub-accounts is $50. We reserve the right to discontinue, modify or suspend the dollar cost averaging program at any time.

     A dollar cost averaging request form is available to the owner upon request. On the form the owner will designate the specific dollar amount to be transferred, the sub-accounts to which the transfer is to be made, the desired frequency of the transfer and the total number of transfers to be made. If at any time while the dollar cost averaging option is in effect, the amount in the Series Fund Money Market Sub-Account is insufficient to cover the amount designated to be transferred the current election in effect will terminate.

     An owner may instruct us at any time to terminate the dollar cost averaging election by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The amount from which transfers were being made will remain in the Series Fund Money Market Sub-Account unless a transfer request is made. Transfers made pursuant to the dollar cost averaging option will not be subject to any transfer charges, in the event such charges are imposed.

FREE LOOK

     It is important to us that the owner is satisfied with the certificate after it is issued. If the owner is not satisfied with it, the owner may return the certificate to us within 10 days after the owner receives it. If the certificate is returned, the owner will receive within seven days of the date we receive the notice of cancellation a full refund of the premiums paid or the net cash value of the certificate, if greater.


     A request for an increase in face amount also may be canceled. The request for cancellation must be made within the 10 days, or that period required by applicable state law, after the owner receives the new certificate specifications page for the increase.

     Upon cancellation of an increase, the owner may request that we refund the amount of the additional charges deducted in connection with the increase.
This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made without the increase. If no request is made for a refund, we will increase the certificate's account value by the amount of these additional charges.
This amount will be allocated among the sub-accounts of the separate account and guaranteed account in the same manner as it was deducted.

CONTINUATION OF GROUP COVERAGE

     If the insured's eligibility under a group contract ends, the owner's current group coverage may continue unless the certificate is no longer in force or the limitations below apply as of the date eligibility ends:

-    The group contract has terminated; or

- The owner has less than the required minimum in his or her net cash value after deduction of charges for the month in which eligibility ends. The required minimum will vary based on the group-sponsored program under which the certificate is issued. The required minimum will never be higher than $250.

     The insurance amount will not change unless the owner requests a change. We reserve the right to alter all charges not to exceed the maximums. These charges may be higher than those applicable to policies under the group contract that have not been continued under this provision.

     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

CONVERSION RIGHT TO AN INDIVIDUAL POLICY

     If life insurance provided under the group contract is not continued upon termination of the insured's eligibility under the group contract, or if the group contract terminates or is amended so as to terminate the insurance, the owner may convert the insurance under the group certificate to an individual policy of life insurance with us subject to the following:

- The owner's written application to convert to an individual policy and the first premium for the individual policy must be received in our home office within 31 days of the date the owner's insurance terminates under the group contract.

- The owner may convert all or a part of the group insurance in effect on the date that the owner's coverage terminated to any individual life insurance policy we offer, except a policy of term insurance. We will issue the individual policy on the policy forms we then use for the plan of insurance the owner has requested, and the owner may choose any death benefit option offered by such policy forms. The premium charge for this insurance will be based upon the insured's age as of his or her nearest birthday.

- If the insured should die within 31 days of the date that the group contract terminates, the full amount of insurance that could have been converted under this policy will be paid.

     In the case of the termination of the group contract, we may require that an insured under a certificate issued under the group contract be so insured for at least five years prior to the termination date in order to qualify for the above conversion privilege.

GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE The group contract will be issued upon receipt of an application for group insurance signed by a duly authorized officer of the group sponsor and acceptance by a duly authorized officer of Minnesota Life at our home office.

TERMINATION The contractholder may terminate a group contract by giving us 31 days prior written notice of the intent to terminate. In addition, we may terminate a group contract or any of its provisions on 61 days' notice. We may elect to limit the situations in which we may exercise our right to terminate the group contract to situations such as the non-payment of premiums or where, during any twelve month period, the aggregate specified face amount for all certificates under the group contract or the number of certificates under a group contract decreases by certain amounts or below the minimum permissible levels we establish for the group contract. No individual may become insured under the group contract after the effective date of a notice of termination. However, if the group contract terminates, certificates may be allowed to convert to individual coverage as described under the "Conversion Right to an Individual Policy" section of this prospectus.

     Upon termination of a group contract, we reserve the right to complete the distribution of account values attributable to the guaranteed account over a period of time determined by us, but not more than six months. This delayed distribution does not in any way continue or extend any insurance that has otherwise terminated due to termination of a group contract.

     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

RIGHT TO EXAMINE GROUP CONTRACT The contractholder may terminate the group contract within 10 days, or that period required by law, after receiving it. To cancel the group contract, the contractholder should mail or deliver the group contract to us.

ENTIRE GROUP CONTRACT The group contract, the attached copy of the contractholder's signed application and any additional agreements constitute the entire contract between the contractholder and us. All statements made by the contractholder, any owner or any insured will be deemed representations and not warranties. A misstatement will not be used in any contest or to reduce claim under the group contract, unless it is in writing. A copy of the signed application containing such misstatement must have been given to the contractholder or to the insured or to his or her beneficiary, if any.

OWNERSHIP OF GROUP CONTRACT AND GROUP CONTRACT CHANGES The contractholder owns the group contract. THE GROUP CONTRACT MAY BE CHANGED OR AMENDED BY AGREEMENT BETWEEN US AND THE CONTRACTHOLDER WITHOUT THE CONSENT OF ANY PERSON CLAIMING RIGHTS OR BENEFITS UNDER THE GROUP CONTRACT. ANY SUCH CHANGES MADE, THAT ARE NOT MATERIAL TO THE INFORMATION PRESENTED IN THIS REGISTRATION STATEMENT, MAY BE MADE WITHOUT NOTICE TO OR CONSENT OF THE CERTIFICATE OWNERS. However, unless the contractholder owns all of the certificates issued under the group contract, the contractholder does not have any ownership interest in the certificates issued under the group contract. The rights and benefits under the certificates of the owners, insureds and beneficiaries are as set forth in this prospectus and in the certificates. Certificate owners have no rights or obligations under the group contract other than those described in the group contract.

CERTIFICATE PREMIUMS

     A premium must be paid to put a certificate in force, and may be remitted to us by the group contractholder on behalf of the owner. The initial premium for a certificate must cover the premium expense charges and the first monthly deduction. Premiums paid after the initial premium may be in any amount. A premium must be paid when there is insufficient net cash value to pay the monthly deduction necessary to keep the certificate in force.

     When the certificate is established, the certificate's specifications page may show premium payments scheduled and the amounts of those payments. However, under the certificate, the owner may elect to omit making those premium payments. Failure to pay one or more premium payments will not cause the certificate to lapse until such time as the net cash value is insufficient to cover the next monthly deduction. Therefore, unlike traditional insurance certificates, a certificate does not obligate the owner to pay premiums in accordance with a rigid and inflexible premium schedule.

     Failure of a group contractholder to remit the authorized premium payments may cause the group contract to terminate. Nonetheless, provided that there is sufficient net cash value to prevent the certificate from lapsing, the owner's insurance can be converted to an individual policy of life insurance in the event of such termination. (See "Conversion Right to an Individual Policy".) The owner's insurance can continue if the insured's eligibility under the group-sponsored insurance program terminates because the insured is no longer a part of the group or otherwise fails to satisfy the eligibility requirements set forth in the specifications page to the group contract or certificate. (See "Continuation of Group Coverage".)

PREMIUM LIMITATIONS

     After the payment of the initial premium, and subject to the limitations described in this prospectus, premiums may be paid at any time in any amount while the insurance is in force under the certificate. Since the certificate permits flexible premium payments, it may become a modified endowment contract. (See "Federal Tax Status".) When we receive the signed application, our systems will test the owner's elected premium schedule to determine, if it is paid as scheduled and if there is no change made to the certificate, whether it will result in the certificate being classified as a modified endowment contract for federal income tax purposes. Our systems will continue to test the certificate with each premium payment to determine whether the certificate has attained this tax status. If we determine that the certificate has attained the status of a modified endowment contract, we will mail the owner a notice. The owner will be given a limited amount of time, subject to the restrictions under the Code, to request that the certificate maintain the modified endowment contract status. If the owner does not request to have this tax status maintained, the excess premium amounts paid that caused this tax status will be returned with interest at the end of the certificate year to avoid the certificate being classified as a modified endowment contract. The owner may request an immediate refund if it is desired earlier.

ALLOCATION OF NET PREMIUMS AND ACCOUNT VALUE

     Net premiums, which are premiums after the deduction of the charges assessed against premiums, are allocated to the guaranteed account and/or sub-accounts of the separate account which, in turn, invest in shares of the Funds. Net premiums are valued as of the end of the valuation period in which they are received. For a discussion of valuation periods see the "Unit Value" section of this prospectus.

     The owner makes the selection of the sub-accounts and/or the guaranteed account on the signed application for the certificate. The owner may change the allocation instructions for future premiums by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The allocation to the guaranteed account or to any sub-account of the separate account must be at least 10 percent of the net premium.

     Where the contractholder owns all the certificates and in certain other circumstances (for example, for split-dollar insurance programs), we will delay the allocation of net premiums to sub-accounts or the guaranteed account for a period of 10 days after certificate issue to reduce market risk during this "free look" period. Net premiums will be allocated to the Money Market Sub-Account until the end of the period. We reserve the right to similarly delay the allocation of net premiums to sub-accounts for other group-sponsored insurance programs for a period of 10 days after certificate issue or certificate change. This right will be exercised by us only when we believe economic conditions make it necessary to reduce market risk during the "free look" period. If we exercise this right, net premiums will be allocated to the Money Market Sub-Account until the end of the period.

     We reserve the right to restrict the allocation of net premiums to the guaranteed account for certificates under some group-sponsored insurance programs. For these certificates, the maximum allocation of net premiums to the guaranteed account will range from 0 percent to 50 percent of the net premium. Under certain group-sponsored insurance programs we have exercised this right by prohibiting allocations to the guaranteed account. Any such prohibitions will be identified in the certificates.

     If mandated by applicable law, we may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.

DEATH BENEFIT AND ACCOUNT
VALUES

     If the certificate is in force at the time of the insured's death, upon receipt of due proof of death, we will pay the death benefit proceeds of the certificate based on the death benefit option elected by the contractholder.

     Only the group sponsor may choose one of two death benefit options. The death benefit option so chosen shall be the same for all participants under the group-sponsored program. Once elected, the death benefit option chosen by the group-sponsor shall remain unchanged. There is a level death benefit ("Option A") and a variable death benefit ("Option B"). The death benefit under either option will never be less than the current face amount of the certificate (less any unpaid monthly deductions) as long as the certificate remains in force and there are no loans. The face amount elected must be at least the minimum stated on the specifications page of the certificate.

OPTION A -- LEVEL DEATH BENEFIT

     The amount of the death benefit for Option A is determined as follows:

- the face amount of insurance on the insured's date of death while the certificate is in force; plus

- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; less

-    any outstanding certificate loans and accrued loan interest charged; less

- any unpaid monthly deductions determined as of the date of the insured's death.

OPTION B -- INCREASING DEATH BENEFIT

     The amount of the death benefit for Option B is determined as follows:

- the face amount of insurance on the insured's date of death while the certificate is in force; plus

- the amount of the owner's account value as of the date we receive due proof of death satisfactory to us; plus

- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; plus

-    any monthly deductions taken under the certificate since the date of death;
     less

-    any outstanding certificate loans and accrued loan interest charged; less

- any unpaid monthly deductions determined as of the date of the insured's death.

     At issue, the group sponsor may choose between two tests that may be used to determine if a certificate qualifies as life insurance as defined by Section 7702 of the Code. Once a test is selected for a certificate, it shall remain unchanged for that certificate. The group sponsor must select the same test for all certificates. The two tests are the Guideline Premium/Cash Value Corridor Test and the Cash Value Accumulation Test. The test selected will determine how the death benefit is calculated in the event the account value or the premiums paid exceed certain limits established under Section 7702. For a more detailed discussion of these two tests, please see the Statement of Additional Information.

CHANGE IN FACE AMOUNT

     Subject to certain limitations set forth below, an owner may increase or decrease the face amount of a certificate. A written request must be sent directly to us for a change in the face amount. A change in the face amount will affect the net amount at risk which affects the cost of insurance charge. (See "Charges".) In addition, a change in the face amount of a certificate may result in a material change in the certificate that may cause it to become a modified endowment contract or may have other adverse federal income tax consequences. More information on this subject and possible federal income tax consequences of this result is provided under the "Federal Tax Status" section. You should consult a tax adviser before changing the face amount of a certificate.

INCREASES If an increase in the current face amount is applied for, we reserve the right to require evidence of insurability from the insured. The increase will become effective on the monthly anniversary on or following approval of the change or on any other date mutually agreed upon between the owner and us. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the net cash value in effect immediately after the increase must be sufficient to cover the next monthly deduction.

     With respect to premiums allocated to an increase, the owner will have the same "free look," conversion, and refund rights with respect to an increase as with the initial purchase of the owner's certificate. (See "Free Look".)

DECREASES Any decrease in the face amount will become effective on the monthly anniversary on or following our receipt of the written request. However, the amount of insurance on any insured may not be reduced to less than the minimum face amount indicated on the specifications page which is attached to the owner's certificate. Generally, this amount will be at least $10,000. If, following a decrease in face amount, the certificate would not comply with the maximum premium limitations required by federal tax law (see "Federal Tax Status"), the decrease may be limited or the account value may be returned to the owner (at the owner's election), to the extent necessary to meet these requirements.

PAYMENT OF DEATH BENEFIT PROCEEDS

     The amount payable as death proceeds upon the insured's death will be determined according to the death benefit under the option elected. The death benefit proceeds will also include any amounts payable under any riders.

     If a rider permitting the accelerated payment of death benefit proceeds has been added to the certificate, the death benefit may be paid in a single lump sum prior to the death of the insured and may be less than otherwise would be paid upon the death of the insured. (See "Additional Benefits".)

     Death benefit proceeds will ordinarily be paid within seven days after we receive all information required for such payment, including due proof of the insured's death. Payment may, however, be postponed in certain circumstances. Under Option A death benefit, interest will be paid on the death benefit from the date of the insured's death until the date of payment. Under Option B death benefit, interest will be paid on the face amount of insurance from the date of the insured's death until the date of payment. The account value will remain as invested in the guaranteed account and/or separate account until the date of payment; therefore, the account value may increase or decrease in value from the date of the insured's death to the date of the payment of the death proceeds. Interest will also be paid on any charges taken under the certificate since the date of death, from the date the charge was taken until the date of payment. Interest will be at an annual rate determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.

     Death benefit proceeds will be paid to the surviving beneficiary specified on the signed application or as subsequently changed. The owner may arrange for death benefit proceeds to be paid in a single lump sum or under one of the optional methods of settlement (See "Settlement Options").

     When no election for an optional method of settlement is in force at the death of the insured, the beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Settlement Options").

     An election or change of method of settlement must be in writing. A change in beneficiary revokes any previous settlement election.

ACCOUNT VALUES

     The certificate provides the owner certain account value benefits. Subject to certain limitations, the owner may obtain access to the net cash value portion of the account value of the certificate. The owner may borrow against the certificate's loan value and may surrender the certificate in whole or in part. The owner may also transfer the net cash value between the guaranteed account and the sub-accounts of the separate account or among the sub-accounts of the separate account.

     We will send the owner a report each year advising the owner of the certificate's account value, the face amount and the death benefit as of the date of the report. It will also summarize certificate transactions during the year, including premiums paid and their allocation, certificate charges, loan activity and the net cash value. It will be as of a date within two months of its mailing. We will also, upon the owner's request, send the owner an additional statement of past transactions at any time for a $15 fee, which will be deducted from the portion of account value that the owner specifies.

     Also, upon request made to us at our home office, we will provide information on the account value of a certificate to the owner. Such requests may be in writing, by telephone, by facsimile transmission or any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the "Transfers" section of this prospectus.

DETERMINATION OF THE GUARANTEED ACCOUNT VALUE The guaranteed account value is the sum of all net premium payments allocated to the guaranteed account. This amount will be increased by any interest, experience credits (see the Statement of Additional Information for a detailed discussion), loan repayments, loan interest credits and transfers into the guaranteed account. This amount will be reduced by any certificate loans, loan interest charged, partial surrenders, transfers into the sub-accounts of the separate account and charges assessed against the owner's guaranteed account value. Interest is credited on the guaranteed account value of the certificate at a rate of not less than the minimum guaranteed annual rate, compounded annually. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. We guarantee the minimum rate for the life of the certificate without regard to the actual experience of the guaranteed account. As conditions permit, we may credit additional amounts of interest to the guaranteed account value. The owner's guaranteed account value is guaranteed by us. It cannot be reduced by any investment experience of the separate account.

DETERMINATION OF THE SEPARATE ACCOUNT VALUE The certificate's separate account value is determined separately. The separate account value is not guaranteed. The determination of the separate account value is made by multiplying the current number of sub-account units credited to a certificate by the current sub-account unit value, for each sub-account in which the owner is invested. A unit is an accounting device used to measure a certificate's interest in a sub-account. The number of units credited with respect to each net premium payment is determined by dividing the portion of the net premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units so credited is determined as of the end of the valuation period during which we receive the owner's premium at our home office.

     Once determined, the number of units credited to the owner's certificate will not be affected by changes in the unit value. However, the number of units will be increased by the allocation of subsequent periodic or lump sum net premiums, experience credits, loan interest credits and transfers to that sub-account. The number of additional units credited is determined by dividing the net premiums, experience credits and transfers to that sub-account by the then current unit value for that sub-account. The number of units of each sub-account credited to the owner's certificate will be decreased by certificate charges to the sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account. The reduction in the number of units credited is determined by dividing the deductions to that sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account by the then current unit value for that sub-account. The number of sub-account units will decrease to zero on a certificate surrender.

UNIT VALUE The unit value of a sub-account will be determined on each valuation date. A valuation date is each date on which a Fund Portfolio is valued. A valuation period is the period between successive valuation dates measured from the time of one determination to the next. The amount of any increase or decrease will depend on the net investment experience of that sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first valuation date. For any subsequent valuation date, its value is equal to its value on the preceding valuation date multiplied by the net investment factor for that sub-account for the valuation period ending on the subsequent valuation date.

NET INVESTMENT FACTOR The net investment factor for a valuation period is the gross investment rate for such valuation period, less a deduction for the mortality and expense risk charge under this certificate which is assessed at the annual rate stated on the specifications page of the certificate against the average daily net assets of each sub-account of the separate account. The gross investment rate is equal to:

- the net asset value of a Portfolio share held in the sub-account of the separate account determined at the end of the current valuation period; plus

- the per share amount of any dividend or capital gains distribution by the Portfolio if the "ex-dividend" date occurs during the current valuation period; with the sum divided by

- the net asset value of the Portfolio share held in the sub-account determined at the end of the preceding valuation period.

     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and federal taxes.

DAILY VALUES We determine the value of the units in each sub-account on each day on which the Portfolios of the Funds are valued. The net asset value of the Funds' shares is computed once daily, and, in the case of the Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. Central time, but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of a Funds' portfolio securities will not materially affect the current net asset value of such Funds' shares, (ii) days during which no shares of a Fund are tendered for redemption and no order to purchase or sell such Funds' shares is received by such Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading.

                                                  SURRENDERS, PARTIAL SURRENDERS
                                                                   AND TRANSFERS

     The owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. To make a surrender or partial surrender, the owner must send us a written request at our home office. The owner will be paid a net cash value, computed as of the end of the valuation period during which we receive the request at our home office. Surrender and partial surrender requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a surrender or partial surrender request at or after the New York Stock Exchange closes (usually 3:00 p.m. Central Time) for regular trading, we will process the order using the unit values for the sub-accounts determined at the close of the next regular trading session of the New York Stock Exchange. In the case of a surrender, the payment can be in cash or, at the option of the owner, can be applied to a settlement option. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".)

     A partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group sponsored insurance program. The minimum will never exceed $500. The maximum amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. The maximum will be either:

- (a) minus (b), where (a) is 90 percent of the account value and (b) is any outstanding certificate loans plus accrued certificate loan interest charged; or

-    100 percent of the net cash value.

     The maximum will be identified in the certificate.

     We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account. A partial surrender will cause a decrease in the face amount equal to the amount withdrawn if the current death benefit option for the certificate is Option A (level death benefit). A partial surrender has no effect on the face amount if the current death benefit option for the certificate is Option B (variable death benefit). However, since the account value is reduced by the amount of the partial surrender, the death benefit is reduced by the same amount, as the account value represents a portion of the death benefit proceeds.

     On a partial surrender, the owner may designate the sub-accounts of the separate account from which a partial surrender is to be taken or whether it is to be taken in whole or in part from the guaranteed account. Otherwise, partial surrenders will be deducted from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value. We reserve the right to restrict or prohibit withdrawals from the guaranteed account. We will tell the owner, on request, what amounts are available for a partial surrender under the certificate.

     A transaction charge will be deducted from the net cash value in connection with a partial surrender for certificates under some group contracts. The amount of the charge will never exceed the lesser of $25 or 2 percent of the amount withdrawn. The charge will be allocated to the guaranteed account value and the separate account value in the same proportion as those values bear to the net cash value and, as to the separate account value, from each sub-account in the same proportion that the sub-account value of each such sub-account bears to the separate account value.

TRANSFERS

     The certificate allows for transfers of the net cash value among the available sub-accounts of the separate account, and from the guaranteed account to the sub-accounts. Transfers of the net cash value from the sub-accounts to the guaranteed account are available for certificates that allow for premium allocations to the guaranteed account. Transfers may be made in writing, by telephone or through any other method made available by us under the group-sponsored insurance program.

     There are restrictions to such transfers. The amount to be transferred to or from a sub-account of the separate account or the guaranteed account must be at least $250. If the balance in the guaranteed account or in the sub-account from which the transfer is to be made is less than $250, the entire account value attributable to that sub-account or the guaranteed account must be transferred. If a transfer would reduce the account value in the sub-account from which the transfer is to be made to less than $250, we reserve the right to include that remaining amount in the sub-account with the amount transferred. We also reserve the right to limit the number of transfers to one per certificate month.

MARKET TIMING This policy is not designed to be used as a vehicle for frequent trading (i.e., transfers) in response to short-term fluctuations in the securities markets, often referred to generally as "market timing." Market timing activity and frequent trading in your certificate can disrupt the efficient management of the underlying portfolios and their investment strategies, dilute the value of portfolio shares held by long-term shareholders, and increase portfolio expenses (including brokerage or other trading costs) for all portfolio shareholders, including long-term certificate owners invested in affected portfolios who do not generate such expenses. It is the policy of Minnesota Life to discourage market timing and frequent transfer activity, and, when Minnesota Life becomes aware of such activity, to take steps to attempt to minimize the effect of frequent trading activity in affected portfolios. You should not purchase this certificate if you intend to engage in market timing or frequent transfer activity.

     We have developed policies and procedures to detect and deter market timing and other frequent transfers, and we will not knowingly accommodate or create exceptions for certificate owners engaging in such activity. We employ various means to attempt to detect and deter market timing or other abusive transfers. However, our monitoring may be unable to detect all harmful trading nor can we ensure that the underlying portfolios will not suffer disruptions or increased expenses attributable to market timing or abusive transfers resulting from other insurance carriers which invest in the same portfolios. In addition, because market timing can only be detected after it has occurred to some extent, our policies to stop market timing activity do not go into effect until after we have identified such activity.

     We reserve the right to restrict the frequency of--or otherwise modify, condition or terminate--any transfer method(s). Your transfer privilege is also subject to modification if we determine, in our sole discretion, that the exercise of the transfer privilege by you or other certificate owners is or would be to the disadvantage of other certificate owners. Any new restriction that we would impose will apply to your certificate without regard to when you purchased it. We also reserve the right to implement and administer restrictions and charge you for any fees, including redemption fees, that may be imposed by an underlying portfolio attributable to transfers in your certificate and, promptly upon request from an underlying portfolio, to provide certain information to the portfolio or its designee about your trading activities. You should read the Portfolio prospectuses for more details. The following factors will be considered in determining whether to implement and administer any restrictions and in assessing any fees:

-    the dollar amount of the transfer(s);

- whether the transfers are part of a pattern of transfers that appear designed to take advantage of market inefficiencies;

- whether an underlying portfolio has requested that we look into identified unusual or frequent activity in a portfolio;

-    the number of transfers in the previous calendar quarter;

- whether the transfers during a quarter constitute more than two "round trips" in a particular portfolio. A round trip is a purchase into a portfolio and a subsequent redemption out of the portfolio, without regard to order.

     In the event your transfer activity is identified as disruptive or otherwise constitutes a pattern of market timing, you will be notified in writing that your transfer privileges will be restricted in the future if the activity continues. Upon detection of any further prohibited activity, you will be notified in writing that your transfer privileges are limited to transfer requests delivered via regular U.S. mail only. No fax, voice, internet, courier or express delivery requests will be accepted. The limitations for the transfer privileges in your certificate will be permanent.

In addition to our market timing procedures, the underlying portfolios may have their own market timing policies and restrictions. While we reserve the right to enforce the portfolios' policies and procedures, certificate owners and other persons with interests under the certificates should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the portfolios, except that, under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide the portfolio promptly upon request certain information about the trading activity of individual certificate owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific certificate owners who violate the market timing policies established by the portfolios.

     None of these limitations apply to transfers under systematic transfer programs such as Dollar Cost Averaging.

     In our sole discretion, we may revise our policies and procedures to detect and deter market timing and other frequent transfer activity at any time without prior notice.

GUARANTEED ACCOUNT TRANSFER RESTRICTIONS There are additional restrictions to transfers involving the guaranteed account. For group-sponsored insurance programs where the certificates do not allow for premium allocations to the guaranteed account, the owner may not transfer amounts into the guaranteed account.

     The following restrictions apply to group-sponsored insurance programs where the guaranteed account is available for premium allocations, to group-sponsored insurance programs where the contractholder owns all the policies and in certain other circumstances (for example, for split-dollar insurance programs). The maximum amount of net cash value to be transferred out of the guaranteed account to the sub-accounts of the separate account at any one time may be limited to 20 percent (or $250 if greater) of the guaranteed account value. Transfers to or from the guaranteed account may be limited to one such transfer per certificate year. We may further restrict transfers from the guaranteed account by requiring that the request is received by us or postmarked in the 30-day period before or after the last day of the certificate anniversary. The certificate anniversary is the same day and month in each succeeding year as the certificate date, or the same day and month in each succeeding year as the date agreed to between the contractholder and us. The certificate anniversary is shown on the specifications page attached to the certificate. The certificate date is the first day of the calendar month on, or following, the issue date. This is the date from which certificate years and certificate months are measured. A certificate month is equal to a calendar month. A certificate year is a period of one year measured from the certificate date and from each successive certificate anniversary. Requests for transfers which meet these conditions would be effective after we approve and record them at our home office.

OTHER TRANSFER INFORMATION For transfers out of the separate account or among the sub-accounts of the separate account, we will credit and cancel units based on the sub-account unit values as of the end of the valuation period during which the owner's request is received at our home office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request at or after the New York Stock Exchange closes (usually 3:00 p.m. Central Time) for regular trading, we will process the order using the unit values for the sub-accounts determined at the close of the next regular trading session of the New York Stock Exchange. Transfers from the guaranteed account will be dollar amounts deducted at the end of the day on which the transfer request is approved at our home office.

     A transfer is subject to a transaction charge. Currently, no such charge is imposed on a transfer, but a charge, up to a maximum of $10 per transfer, may be imposed in the future.

     The owner's instructions for transfer may be made in writing or the owner, or a person authorized by the owner, may make such changes by telephone. To do so, the owner may call us at 1-800-843-8358 during our normal business hours of 8:00 a.m. to 4:45 p.m., Central Standard Time. Owners may also submit their requests for transfer, surrender or other transactions to us by facsimile (FAX) transmission. Our FAX number is 1-651-665-4827.

     We may make other electronic transfer capabilities available to certificate owners under some group-sponsored insurance programs. We will employ reasonable procedures to satisfy ourselves that instructions received from certificate owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require certificate owners to identify themselves in electronic transactions through certificate numbers or such other information as we may deem to be reasonable. We record electronic transfer instructions and we provide the certificate owners with a written confirmation of the electronic transfers.

     Transfers made pursuant to a telephone call or other electronic means are subject to the same conditions and procedures as would apply to written transfer requests. During periods of marked economic or market changes, owners may experience difficulty in implementing a telephone or other electronic transfer due to a heavy volume of network usage. In such a circumstance, owners should consider submitting a written transfer request while continuing to attempt an electronic redemption. For more information on electronic transfers, contact us.

     Although we currently intend to continue to permit transfers in the foreseeable future, the certificate provides that we may modify the transfer privilege by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine at our discretion. For more information on transactions related to your policy, you may contact us at 1-800-843-8358.

                                                                           LOANS

     The owner may borrow from us using only the certificate as the security for the loan. The owner may borrow up to an amount equal to (a) less (b), where (a) is 90 percent of the owner's account value and (b) is any outstanding certificate loans plus accrued loan interest charged. A loan taken from or secured by a certificate may have federal income tax consequences. (See "Federal Tax Status".) The maximum loan amount is determined as of the date we receive the owner's request for a loan.

     Any loan paid to the owner in cash must be in an amount of at least $100. We will charge interest on the loan in arrears. At the owner's request, we will send the owner a loan request form for his or her signature. Loans may be requested in writing, by telephone, by facsimile transmission, or by any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the "Transfers" section of this prospectus.

     When the owner takes a loan, we will reduce the net cash value by the amount borrowed. This determination will be made as of the end of the valuation period during which the loan request is received at our home office. Unless the owner directs us otherwise, the loan will be taken from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the owner's separate account value. The number of units to be canceled will be based upon the value of the units as of the end of the valuation period during which we receive the owner's loan request at our home office. The amount borrowed continues to be part of the account value, as the amount borrowed becomes part of the loan account value where it will accrue loan interest credits and will be held in our general account. A loan has no immediate effect on the owner's account value since at the time of the loan the account value is the sum of the guaranteed account value, separate account value and the loan account value. However, a certificate loan may have long term impact on the account value as the amount borrowed no longer participates in the investment experience of a sub-account. When a loan is to come from the guaranteed account value, we have the right to postpone a loan payment for up to six months.

     If a certificate enters a grace period and if the net cash value is insufficient to cover the monthly deduction and the loan repayment, the owner will have to make a loan repayment to keep the certificate in force. We will give the owner notice of our intent to terminate the certificate and the loan repayment required to keep it in force. The time for repayment will be within 61 days after our mailing of the notice. There could be adverse tax consequences if the certificate lapses or is surrendered when a loan is outstanding.

     Outstanding loans and accrued interest will reduce surrender value and death benefits payable.

LOAN INTEREST

     The interest rate charged on a certificate loan will be 8 percent per year.

     Interest charged will be based on a daily rate which if compounded for the number of calendar days in the year will equal 8 percent annually, and compounded for the number of days since loan interest charges were last updated.

     The outstanding loan balance will increase as the interest charged on the certificate loan accrues. The net cash value will decrease as the outstanding loan balance increases. Loan interest charges are due at the end of the certificate month. If the owner does not pay in cash the interest accrued at the end of the certificate month, this unpaid interest will be added to the outstanding loan balance. The new loan will be subject to the same rate of interest as the loan in effect.

     Interest is also credited to the amount of the certificate loan in the loan account value. Interest credits on a certificate loan shall be at a rate which is not less than 6 percent per year. Interest credited will be based on a daily rate, which if compounded for the number of calendar days in the year will be at least


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6 percent annually, and compounded for the number of days since loan interest charges were last updated.

     Loan interest charges and loan interest credits are allocated monthly, at loan repayment, at certificate surrender and at death. Loan interest charges and loan interest credits are allocated to a certificate's guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, to each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value.

LOAN REPAYMENTS

     If the certificate is in force, the loan can be repaid in part or in full at any time before the insured's death. The loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the certificate. Any loan repayment must be at least $100 unless the balance due is less than $100. We currently accept loan repayment checks at our home office.

     Loan repayments are allocated to the guaranteed account. The owner may reallocate amounts in the guaranteed account among the sub-accounts of the separate accounts, subject to the limitations in this prospectus and the certificate on such transfers. For a discussion of the transfer restrictions applicable to the guaranteed account please see the "Transfers" section of this prospectus. Loan repayments reduce the owner's outstanding loan balance by the amount of the loan repayment. Loan repayments will be applied first to interest accrued since the end of the prior certificate month. Any remaining portion of the repayment will then reduce the loan. The net cash value will increase by the amount of the loan repayment.

     A loan, whether or not it is repaid, will have a permanent effect on the account value and the death benefit because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the rate credited on the loan, the account value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the rate credited on the loan, the account value will be greater than if no loan had been made.

LAPSE AND REINSTATEMENT

LAPSE

     Unlike traditional life insurance certificates, the failure to make a premium payment following the payment of the premium which puts the certificate into force will not itself cause a certificate to lapse. Lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.

     The grace period is 61 days. The grace period will start on the day we mail the owner a notice that the certificate will lapse if the premium amount specified in the notice is not paid by the end of the grace period. We will mail this notice on any certificate's monthly anniversary when the net cash value is insufficient to pay for the monthly deduction for the insured. The notice will specify the amount of premium required to keep the certificate in force and the date the premium is due. If we do not receive the required amount within the grace period, the certificate will lapse and terminate without account value. Upon lapse, any outstanding loans and accrued interest is extinguished and any collateral in the loan account returned to us. If you die during the grace period an otherwise valid claim will not be denied on the grounds that coverage has lapsed. We reserve the right to deduct any outstanding premium due from the death benefit. The death benefit amount under the death benefit option in effect, at the time of the insured's death, will be paid if death occurs during the grace period.


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REINSTATEMENT

     A lapsed certificate may be reinstated, any time within three years from the date of lapse, provided the insured is living and subject to the limitations described below. Reinstatement is made by payment of an amount that, after the deduction of premium expense charges, is large enough to cover all monthly deductions which have accrued on the certificate up to the effective date of reinstatement, plus the monthly deductions for the two months following the effective date of reinstatement. If any loans and loan interest charges are not repaid, this indebtedness will be reinstated along with the insurance. No evidence of the insured's insurability will be required during the first 31 days following lapse, but will be required from the 32nd day to three years from the date of lapse.

     The amount of account value on the date of reinstatement will be equal to the amount of any loans and loan interest charges reinstated increased by the net premiums paid at the time of reinstatement.

     The effective date of reinstatement will be the date we approve the signed application for reinstatement. There will be a full monthly deduction for the certificate month that includes that date.

ADDITIONAL BENEFITS

     Subject to certain requirements, one or more of the following additional insurance benefits may be added to the certificate by rider. However, some group contracts may not offer each of the additional benefits described below. Certain riders may not be available in all states. The descriptions below are intended to be general; the terms of the certificate riders providing the additional benefits may vary from state to state, and the certificate should be consulted. New benefit riders which are subsequently developed may also be offered under some group-sponsored insurance programs, and the terms of the riders will be identified in the certificate. The cost of any additional insurance benefits will be deducted as part of the monthly deduction.

ACCELERATED BENEFITS RIDER Provides for the accelerated payment of all or a portion of the death benefit proceeds if the insured is terminally ill, subject to the minimums and maximums specified in the rider. Eligibility requirements and conditions for payment of accelerated benefits are also described in the rider. The amount of accelerated benefits payable is calculated by multiplying the death benefit by an accelerated benefit factor defined in the rider. Accelerated benefits will be paid to the owner unless the owner validly assigns them otherwise. The receipt of benefits under the rider may have tax consequences and the owner should seek assistance from a qualified tax adviser. There is no charge for this rider.

WAIVER OF PREMIUM RIDER Provides for the waiver of the monthly deduction while the insured is totally disabled (as defined in the rider), subject to certain limitations described in the rider. The insured must have become disabled before the age specified in the rider.

ACCIDENTAL DEATH AND DISMEMBERMENT RIDER Provides additional insurance if the insured dies or becomes dismembered as a result of an accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the certificate will be paid upon receipt of proof by us that the death or dismemberment resulted directly from accidental injury and independently of all other causes. The death or dismemberment must occur within the timeframes specified in the rider.

CHILD RIDER Provides for term insurance on the insured's children, as specified in the rider. To be eligible for the insurance, a child must be of eligible age as indicated in the rider and be dependent upon the insured for financial support. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

SPOUSE RIDER Provides for term insurance on the insured's spouse and children, as specified in the rider. To be eligible for the insurance, spouse and children must meet the eligibility requirements indicated in the rider. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

POLICYHOLDER CONTRIBUTION RIDER Allows the contractholder to pay for all or a portion of the monthly charges under the certificate without affecting the account value which may accumulate due to employee-paid net premiums. The portion of the net premium paid by the contractholder will be allocated to the guaranteed account. On the same day such premium is allocated, the charges the


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contractholder intends to cover will be deducted from the guaranteed account value. There is no charge for this rider.

GENERAL MATTERS RELATING TO THE CERTIFICATE

POSTPONEMENT OF PAYMENTS Normally, we will pay any certificate proceeds within seven days after our receipt of all the documents required for such a payment. Other than the death proceeds for a certificate with an Option B death benefit, for which the account value portion of the death benefit is determined as of the date of payment, the amount of payment will be determined as of the end of the valuation period during which a request is received at our home office. However, we reserve the right to defer certificate payments, including loans, for up to six months from the date of the owner's request, if such payments are based upon certificate values which do not depend on the investment performance of the separate account. In that case, if we postpone a payment other than a loan payment for more than 31 days, we will pay the owner interest for the period that payment is postponed at the greater of the minimum guaranteed annual rate or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.

     For payments based on certificate values which do depend on the investment performance of the separate account, we may defer payment: (a) for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); or (b) when the Securities and Exchange Commission has determined that a state of emergency exists which may make such payment impractical.

     Payment of a surrender or partial surrender will be made as soon as possible, but not later than seven days after our receipt of the owner's written request for surrender or partial surrender. However, if any portion of the net cash value to be surrendered is attributable to a premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the payment has cleared and that good payment has been collected. The amount the owner receives on surrender may be more or less than the total premiums paid under the certificate.

     If mandated by applicable law, we may be required to block an owner's account and thereby refuse to pay any request for transfer, partial surrender, surrender, loan or death benefit proceeds until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your account to government regulators.

THE CERTIFICATE The certificate, the attached signed application, endorsements, any signed application for an increase in face amount and any signed application for reinstatement constitute the entire contract between the owner and us. Apart from the rights and benefits described in the certificate and incorporated by reference into the group contract, the owner has no rights under the group contract. All statements made by the owner or insured in the signed application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the certificate. Any change to the certificate must be approved in writing by the President, a Vice President, Secretary or an Assistant Secretary of Minnesota Life. No agent has the authority to alter or modify any of the terms, conditions or agreements of the group policy or certificate or to waive any of its provisions.

CONTROL OF CERTIFICATE The insured will be considered the owner of the certificate unless another person is shown as the owner in the signed application. Ownership may be changed, however, by assigning the certificate as described below. The owner is entitled to all rights provided by the certificate, prior to its maturity date. After the maturity date, the owner cannot change the payee nor the mode of payment, unless otherwise provided in the certificate. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one owner at a given time, all must exercise the rights of ownership. If the owner should die, and the owner is not the insured, the owner's interest will go to his or her estate unless otherwise provided.


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MATURITY A certificate of insurance under the group contract matures in an amount equal to the certificate's net cash value upon the insured's 95th birthday.

BENEFICIARY The beneficiary is the person(s) named in a signed application for insurance or by later designation to receive certificate proceeds in the event of the insured's death. The owner may name one or more beneficiaries on the signed application to receive the death benefit. The owner may choose to name a beneficiary that the owner cannot change without the beneficiary's consent. This is called an irrevocable beneficiary. If the owner has not named an irrevocable beneficiary, the owner has reserved the right to change the beneficiary by filing a subsequent written request with us. In that event, we will pay the death benefit to the beneficiary named in the most recent change of beneficiary request as provided for in the certificate.

     If a beneficiary dies before the insured, that beneficiary's interest in the certificate ends with that beneficiary's death. Only those beneficiaries who survive the insured will be eligible to share in the proceeds. If no beneficiary survives the insured we will pay the proceeds according to the order of priority identified in the group contract.

CHANGE OF BENEFICIARY If the owner has reserved the right to change the beneficiary, the owner can file a written request with us to change the beneficiary. If the owner has named an irrevocable beneficiary, the written consent of the irrevocable beneficiary will be required. The owner's written request will not be effective until it is recorded in our home office records. After it has been so recorded, it will take effect as of the date the owner signed the request.

     However, if the insured dies before the request has been so recorded, the request will not be effective as to those proceeds we have paid before the owner's request was so recorded.

SETTLEMENT OPTIONS The death benefit proceeds of a certificate will be payable if we receive due proof satisfactory to us of the insured's death while it is in force. The proceeds will be paid from our home office and in a single sum unless a settlement option has been selected.

     We will pay interest on the face amount of single sum death proceeds from the date of the insured's death until the date of payment at any annual rate to be determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. Death benefits proceeds arising from the account value, as under Option B, will continue to reflect the separate account experience until the time of payment of those amounts.

     The proceeds of a certificate may be paid in other than a single sum and the owner may, during the lifetime of the insured, request that we pay the proceeds under one of the certificate's settlement options. We may also use any other method of payment acceptable to both the owner and us. Unless the owner elects otherwise, a beneficiary may select a settlement option after the insured's death. A settlement option may be selected only if the payments are to be made to a natural person in that person's own right.

     Each settlement option is payable in fixed amounts as described below. A person electing a settlement option will be asked to sign an agreement covering the election which will state the terms and conditions of the payments. The payments do not vary with the investment performance of the separate account.

- INTEREST PAYMENTS This option will provide payment of interest on the proceeds at such times and for a period that is agreeable to the person electing the settlement option and us. Withdrawal of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a single sum or under any other method we approve.

- FIXED PERIOD ANNUITY This is an annuity payable in monthly installments for a specified number of years, from one to twenty years. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown on the settlement option agreement.

- LIFE ANNUITY This is an annuity payable monthly during the lifetime of the person


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     who is to receive the income and terminating with the last monthly payment immediately preceding that person's death. We may require proof of the age and gender of the annuitant. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown in the settlement option agreement. It would be possible under this option for the annuitant to receive only one annuity payment if he or she died prior to the due date of the second annuity payment, two if he or she died before the due date of the third annuity payment, etc.

- PAYMENTS OF A SPECIFIED AMOUNT This is an annuity payable in a specified amount until the proceeds and interest are fully paid.

     The minimum amount of interest we will pay under any settlement option will never be less than the minimum guaranteed annual rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.

     Additional interest earnings, if any, on deposits under a settlement option will be payable as determined by us.

     Even if the death benefit under a certificate is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the death benefit after the death of the insured are taxable and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.

FEDERAL TAX STATUS

INTRODUCTION

     This discussion of federal income taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service ("IRS"). We have not attempted to consider any applicable state or other tax laws.

TAXATION OF MINNESOTA LIFE AND THE VARIABLE UNIVERSAL LIFE ACCOUNT

     We are taxed as a "life insurance company" under the Internal Revenue Code. The operations of the separate account form a part of, and are taxed with, our other business activities. Currently, no federal income tax is payable by us on income dividends received by the separate account or on capital gains arising from the separate account's activities. The separate account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.

     At the present time, we make no charge to the separate account or from premium payments for any federal, state or local taxes (other than state premium taxes and federal taxes under OBRA) that we incur that may be attributable to such account or to the policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the separate account or the policies.

     In calculating our corporation income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the majority of the benefits results from the dividends received


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deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; and (ii) under applicable income tax law, for the purposes of both the dividends received deductions and the foreign tax credits, contract owners are not the owners of the assets generating those benefits.

TAX STATUS OF CERTIFICATES

     Under Section 7702 of the Code, life insurance contracts such as the certificates will be treated as life insurance for federal tax purposes if certain tests are met. There is limited guidance on how these tests are to be applied.

     However, the IRS has issued proposed regulations that would specify what will be considered reasonable mortality charges under Section 7702. In light of these proposed regulations and the other available guidance on the application of the tests under Section 7702, we believe that a certificate issued in respect of a standard risk should meet the statutory definition of a life insurance contract under Section 7702. With respect to a certificate issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is insufficient guidance to determine if such a certificate would satisfy the Section 7702 definition of a life insurance contract. If it is subsequently determined that a certificate does not satisfy
Section 7702, we may take whatever steps are appropriate and necessary to attempt to cause such a certificate to comply with Section 7702.

OWNER CONTROL

     In some circumstances, owners of variable life insurance contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to current tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the separate account assets. However, we do not know whether the IRS will issue additional guidance that will place restrictions on such ownership rights. Therefore, we reserve the right to modify the policy or certificate as necessary to attempt to prevent a certificate owner from being considered the owner of a pro rata share of the assets of the Variable Universal Life Account.

DIVERSIFICATION OF INVESTMENTS

     In addition, the Code requires that the investments of the Variable Universal Life Account be "adequately diversified" in order to treat the certificate as a life insurance contract for federal income tax purposes. We intend that the Variable Universal Life Account, through the Funds and the Portfolios, will satisfy these diversification requirements.

     The following discussion assumes that the certificate will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     On the death of the insured, the death benefit provided by a certificate will be excludable from the gross income of the beneficiary under Section 101(a) of the Code. The owner is not currently taxed on any part of the inside build-up of cash value until the owner actually receives cash from the certificate. However, taxability may also be affected by the individual's contributions to the certificate and prior certificate activity. We also believe that certificate loans will be treated as indebtedness and will not be currently taxable as income to the certificate owner so long as your certificate is not a modified endowment contract as described below. However, the tax consequences associated with loans are less clear where the spread between the interest rate charged on the loan and the interest rate credited under the certificate is very small. A tax adviser should be consulted about such loans. Whether a modified endowment contract or not, the interest paid on certificate loans will generally not be tax deductible. An owner should consult a competent tax adviser before deducting any loan interest. In addition, default of any loan under the certificate may result in taxable income and/or tax penalties.

     There may also be adverse tax consequences when a certificate with a certificate loan is lapsed or surrendered. If you receive an accelerated benefit, that benefit may be taxable and you should seek assistance from a tax adviser.

     A complete surrender or partial surrender may have tax consequences. On surrender, an owner will generally not be taxed on values received except to the extent that they exceed the gross premiums paid under the certificate, reduced by any previously received excludable amounts ("investment in the certificate"). An exception to this general rule occurs in the


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case of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the certificate in the first 15 years after the certificate is issued and that results in a cash distribution to the owner in order for the certificate to continue to comply with the Section 7702 definitional limits. In that case, such distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the certificate) under rules prescribed in Section 7702. Finally, upon a complete surrender or lapse of a certificate or when benefits are paid at a certificate's maturity date, if the amount received plus the amount of any certificate loan exceeds the total investment in the certificate, the excess will generally be treated as ordinary income, subject to tax.

MODIFIED ENDOWMENT CONTRACTS

     It should be noted, however, that the tax treatment described above is not available for certificates characterized as a modified endowment contract. In general, certificates with high premium in relation to the death benefit may be considered modified endowment contracts. The Code requires that cumulative premiums paid on a life insurance certificate during the first seven contract years cannot exceed the sum of the net level premiums which would be paid under a seven-pay life certificate. If those cumulative premiums exceed the seven-pay life premiums, the certificate is a modified endowment contract.

     Modified endowment contracts are treated as life insurance contracts with respect to the tax treatment of death proceeds and to the extent that the inside build-up of account value is not taxed on a yearly basis. However, any amounts received by the owner, such as loans and amounts received from partial or total surrender of the contract are subject to the same tax treatment as distributions under an annuity (i.e., such distributions are generally treated as taxable income to the extent that the account value immediately before the distribution exceeds the investment in the certificate). This tax treatment includes a 10 percent additional income tax which is imposed on the portion of any distribution that is included in income, except where the distribution or loan is made on or after the owner attains age 59 1/2, or is attributable to the certificate owner becoming disabled, or is part of a series of substantially equal periodic payments for the life of the certificate owner or the joint lives of the certificate owner and beneficiary.

     The modified endowment contract rules apply to all contracts entered into on or after June 21, 1988 that fail to meet the 7-pay test described above and to a certificate that is received in exchange for a modified endowment contract.

     It should be noted, in addition, that a certificate which is subject to a "material change" shall be treated as newly entered into on the date on which such material change takes effect. When a material change occurs, appropriate adjustments shall be made in determining whether such a certificate meets the seven-pay test by taking into account the previously existing cash surrender value. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a certificate which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven certificate years. If there is a reduction in the benefits under the certificate during the first seven certificate years at any time, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the certificate had originally been issued at the reduced face amount.

     To prevent your certificate from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits.

     In rare circumstances, if we receive and allocate your premium before its due date, your certificate will become a modified endowment contract. To prevent your certificate from becoming a modified endowment contract, we will hold your premium in a non-interest bearing account until its due date, at which time we will allocate your premium to the guaranteed account or sub-accounts of the Variable Universal Life Account.

     If a certificate becomes a modified endowment contract, distributions that occur during the certificate year it becomes a modified endowment contract and any subsequent certificate year will be taxed as distributions from a modified endowment contract. Distributions from a certificate within


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two years before it becomes a modified endowment contract will also be taxed in this manner. This means that a distribution made from a certificate that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     Due to the certificate's flexibility, classification of a certificate as a modified endowment contract will depend upon the circumstances of each certificate. Accordingly, a prospective certificate owner should contact a tax adviser before purchasing a certificate to determine the circumstances under which the certificate would be a modified endowment contract. An owner should also contact a tax adviser before paying any lump sum premiums or making any other change to, including an exchange of, a certificate to determine whether that premium or change would cause the certificate (or the new certificate in the case of an exchange) to be treated as a modified endowment contract.

MULTIPLE POLICIES

     All modified endowment contracts issued by us (or an affiliated company) to the same owner during any calendar year will be treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. A life insurance certificate received in exchange for a modified endowment contract will also be treated as a modified endowment contract.

WITHHOLDING

     To the extent that certificate distributions are taxable, they are generally subject to income tax withholding. Recipients can generally elect however, not to have tax withheld from distributions.

OTHER TRANSACTIONS

     The certificate may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a certificate in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. The Pension Protection Act of 2006 added a new section to the Code that denies the tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee's status are satisfied or (2) certain rules relating to the payment of the "amount received under the contract" to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a policy on the life of an employee should consult with its legal and tax advisors regarding the applicability of the new legislation to the proposed purchase.

OTHER TAXES

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of certificate proceeds depend upon the circumstances of each certificate owner or beneficiary.

BUSINESS USES OF POLICY Businesses can use the certificates in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing a certificate for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.

EMPLOYER-OWNED LIFE INSURANCE CONTRACTS Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance


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contract will generally be limited to the premiums paid for such contract
(although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract (or certificate) owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. It is the employer's responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance contracts (or certificates) issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES If a certificate is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the certificate. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a certificate, this certificate could be treated as held by the business for purposes of the
Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a certificate, or before a business (other than a sole proprietorship) is made a beneficiary of a certificate.

SPLIT-DOLLAR ARRANGEMENTS

     The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

     Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for director and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of that date, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing certificate, or the purchase of a new certificate, in connection with a split-dollar life insurance arrangement should consult legal counsel.

ALTERNATIVE MINIMUM TAX

     There may also be an indirect tax upon the income in a certificate or the proceeds of a certificate under the federal corporate alternative minimum tax, if the owner is subject to that tax.

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES The transfer of the certificate or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the certificate owner's estate for purposes of federal estate tax if the insured owned the certificate. If the certificate owner was not the insured, the fair market value of the certificate would be included in the certificate owner's estate upon the owner's death. The certificate would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

     Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance certificate is transferred to, or a death benefit is paid to, an individual two or more generations younger than the certificate owner. Regulations issued under the Code may require us to deduct the tax from your certificate, or from any applicable payment, and pay it directly to the IRS. A competent tax adviser should be consulted for further information.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2007, the maximum estate tax rate is 45% and the estate tax exemption is $2,000,000.

     The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

     It should be understood that the foregoing description of the federal income tax, gift and estate tax consequences under the policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, any person contemplating the purchase of a variable life insurance certificate or exercising elections under such a certificate may want to consult a tax adviser.

                                                    DISTRIBUTION OF CERTIFICATES

     The group contract and certificates will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial ("Selling Firms") . Securian Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota and acts as principal underwriter for the policies. Securian Financial is a wholly-owned subsidiary of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.

     The amount of commission received by an individual registered representative in connection with the sale of a group contract or certificate is determined by his or her broker-dealer. In the case of a group contract or certificate sold by registered representatives of

Securian Financial, commissions are paid, if at all, directly to such registered representatives by Minnesota Life as agent for Securian Financial. Compensation based on such sales may also be paid to general agents of Minnesota Life who are also Securian Financial registered representatives. In the case of a group contract or certificate sold by a registered representative of a Selling Firm, commissions are paid directly to the Selling Firm. The commissions and compensation described in this section, and the payments to broker-dealers described below, do not result in charges against the group contract or certificates that are in addition to the charges described elsewhere in this prospectus.

     Commissions to any registered representatives, whether such registered representatives are registered with Selling Firms or Securian Financial on the sale of certificates will be premium-based, asset-based or a fixed amount. Commissions under a group-sponsored insurance program will not exceed the equivalent of 50 percent of the portion of all premiums paid in the initial year to cover the cost of insurance, 7 percent of all premiums paid in the initial year in excess of the amount to cover the cost of insurance, and 7 percent of all premiums paid after the initial year. In addition to commission payments to registered representatives of Securian Financial Services, Minnesota Life may also make certain retirement and other benefit plans (including deferred compensation, group health and life insurance and liability insurance programs) available to its employees or full-time life insurance agents.

     The commission schedule for a group-sponsored insurance program will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the sophistication of the group sponsor, and other circumstances of which we are not presently aware.

     All of the compensation described here, and other compensation or benefits provided by Minnesota Life or our affiliates, may be more or less than the overall compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present the policies described in this prospectus over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer.

PAYMENTS MADE BY UNDERLYING MUTUAL FUNDS

     Minnesota Life pays the costs of selling the group contract and certificates, some of which are described in more detail elsewhere in this prospectus, which benefits the underlying mutual funds by providing increased distribution of the shares of such funds. The underlying mutual funds, or their investment advisers or principal underwriters, may pay Minnesota Life (or Minnesota Life affiliates) a fee for the purpose of reimbursing Minnesota Life for the costs of certain distribution or operational services that Minnesota Life provides and that benefit the funds. Payments from an underlying fund that relate to distribution services are made pursuant to the fund's 12b-1 plan, under which the payments are deducted from the fund's assets and described in the fee table included in the fund's prospectus. 12b-1 payments from underlying funds range in amount from 0% to 0.25% of fund assets held in the Separate Account. These payments decrease a fund's investment return.

     In addition, payments may be made pursuant to service/administration agreements between Minnesota Life (or Minnesota Life affiliates) and the underlying mutual fund's investment adviser (or its affiliates), in which case payments are typically made from assets of that firm and not from the assets of the fund. These payments, which are sometimes known as revenue sharing, are in addition to the 12b-1 fees and those other fees and expenses incurred by a fund and disclosed in its prospectus fee table. Service and administrative payments are paid to Minnesota Life or its affiliates for such things as Minnesota Life's aggregation of all certificate owner purchase, redemption, and transfer requests within the Sub-Accounts of the Separate Account each business day and the submission of one net purchase/redemption request to each underlying mutual fund. When the Separate Account aggregates such transactions through the Separate Account's omnibus account with an underlying mutual fund, the fund avoids the expenses associated with processing individual transactions. Because funds selected for inclusion in the group contract may also benefit from expanded marketing opportunities as a result of such inclusion, a fund's investment adviser (or its affiliates) may have an incentive to make such payments regardless of other benefits the fund may derive from services performed by Minnesota Life. Service and administrative payments received by Minnesota Life or its affiliates range in amount from 0% to 0.35% of fund assets held in the Separate Account.

     Owners, through their indirect investment in the funds, bear the costs of the investment advisory fees that mutual funds pay to their respective investment advisers. As described above, an investment adviser of a fund, or its affiliates, may make payments to Minnesota Life and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory fee deducted from fund assets.

     Minnesota Life took into consideration anticipated payments from underlying mutual funds and their investment advisers (or the advisers' affiliates) when it determined the charges that are assessed under the group contract and certificates. Without these payments, certain group contract and certificate charges would likely be higher than they are currently. All of the underlying mutual funds offered in the group contract and certificates currently pay 12b-1 fees to Minnesota Life, and some but not all of such funds' investment advisers (or the advisers' affiliates) currently pay service or administrative fees to Minnesota Life.

     Minnesota Life considers profitability when determining the charges in these group contract and certificates. In early contract years, Minnesota Life does not anticipate earning a profit, since that is a time when administrative and distribution expenses are typically higher. Minnesota Life does, however, anticipate earning a profit in later contract years. In general, Minnesota Life's profit will be greater the longer a certificate is held and the greater a certificate's investment return.

                                                                   OTHER MATTERS

LEGAL PROCEEDINGS

     Minnesota Life, like other life insurance companies, is ordinarily involved in litigation. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on: the separate account; Securian Financial to perform its underwriting contract with the separate account; or the ability of Minnesota Life to meet its obligations under the Policy.

REGISTRATION STATEMENT

     We have filed a Registration Statement under the Securities Act of 1933, as amended, with the Securities and Exchange Commission with respect to the group contracts and certificates offered hereby. This prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the separate account, Minnesota Life, the group contracts and certificates. Statements contained in this prospectus as to the contents of group contracts and certificates and other legal instruments are summaries, and reference is made to such instruments as filed.

FINANCIAL STATEMENTS

     The complete financial statements of the separate account and Minnesota Life can be found in the Statement of Additional Information. The Statement of Additional Information is available from us at your request.

     To request a Statement of Additional Information call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

STATEMENT OF ADDITIONAL
INFORMATION

     A Statement of Additional Information, with the same date, containing further information about Minnesota Life Variable Universal Life Account, the group contract and the certificates is available without charge from us at your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of death benefits, cash surrender values, and cash values, without charge, from us. To request a free copy of the Statement of Additional Information, a personalized illustration or any information about your certificate call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

     Information about Minnesota Life Variable Universal Life Account (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090) or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 100 F Street, NE, Washington, DC, 20549-0102. You can also call the SEC at 1-202-551-8090.

     The table of contents for the Statement of Additional Information is as follows:

General Information and History
Premiums
Additional Information About Operation of Contracts and Registrant
Underwriters
Illustrations
Financial Statements

Investment Company Act Number 811-8830

PART B: INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION



Item Number    Caption in Statement of Additional Information
    15.        Cover Page and Table of Contents

    16.        General Information and History

    17.        Services

    18.        Premiums

    19.        Additional Information About Operation of Contracts and Minnesota
               Life Variable Universal Life Account

    20.        Underwriters

    21.        Additional Information About Charges

    22.        Lapse and Reinstatement

    23.        Loans

    24.        Financial Statements

    25.        Illustrations

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                           (Exact Name of Registrant)

                        Minnesota Life Insurance Company
                               (Name of Depositor)

                             400 Robert Street North
                           Saint Paul, Minnesota 55101
              (Address of Depositor's Principal Executive Offices)

                                 1-651-665-3500
               (Depositor's Telephone Number, including Area Code)




                       STATEMENT OF ADDITIONAL INFORMATION

        THE DATE OF THIS DOCUMENT AND THE PROSPECTUS IS: MAY 1, 2008


This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the prospectus. Therefore, this Statement should be read in conjunction with the current prospectus, bearing the same date, which may be obtained by calling Minnesota Life Insurance Company at 1-800-843-8358, or writing to Minnesota Life at 400 Robert Street North, Saint Paul, Minnesota 55101. Defined terms as used in the prospectus, group contract and certificates are incorporated into this Statement of Additional Information by reference.

Table of Contents

General Information and History
Premiums
Additional Information About Operation of Contracts and Registrant
Underwriters
Illustrations
Financial Statements

GENERAL INFORMATION AND HISTORY

We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company." All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.", which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company", which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to do a life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam.

On August 8, 1994, the separate account was established in accordance with Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940. Such registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the separate account. The separate account meets the definition of a "separate account" under the federal securities laws.

We are the legal owner of the assets in the separate account. The obligations to policy and certificate owners and beneficiaries arising under the group contracts and certificates are general corporate obligations of Minnesota Life. Our general assets back these obligations. The Minnesota law under which the separate account was established provides that the assets of the separate account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance policies for which the separate account was established. The income gains and losses credited to or charged against the separate account reflect the account's own investment experience and are entirely independent of both the investment performance of our guaranteed account and of any other separate account which we may have established or may later establish.


The separate account currently invests in the Advantus Series Fund, Inc., Fidelity(R) VIP, Janus Aspen Series, Van Eck Worldwide Insurance Trust, W&R Target Funds, Inc., Lord Abbett Series Fund, Inc. and BlackRock Variable Series Funds, Inc.

PREMIUMS

Premiums for the certificates will not be the same for all owners. Charges will vary based on the group-sponsored insurance program under which the certificate is issued. We will determine charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. The charges (other than cost of insurance rates) for certificates under a group-sponsored insurance program are shown on the specifications page of the certificate.

A premium must be paid to put a certificate in force, and may be remitted to us by the group contractholder on behalf of the owner. Generally, premium payments for certificates under group-sponsored insurance programs are regularly deducted by an employer from the certificate owner's paycheck. If an owner's insurance is continued following loss of the insured's eligibility under the group-sponsored insurance program (requirements for continuation are described in the certificate and prospectus), we will accept direct premium payments from the owner by check or electronic funds transfer from a checking or savings account. If an owner in such a situation elects to remit premiums by check, we will send a premium notice for the premium due to the owner's address on record. If an owner elects to remit premiums by electronic funds transfer, we will deduct the premium due from the checking or savings account monthly on the date specified by the owner.


ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT

Minnesota Life provides accounting oversight, financial reporting, legal and other administrative services. Prior to April 1, 2003, Minnesota Life provided additional accounting and administrative services which are now performed by State Street Bank and Trust Company. However, Minnesota Life continues to oversee State Street's performance of these services.

CERTIFICATE CHANGES We reserve the right to limit the number of certificate changes to one per certificate year and to restrict such changes in the first certificate year. For this purpose, changes include increases or decreases in face amount. No change will be permitted that would result in the death benefit under a certificate being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

CONFORMITY WITH STATUTES If any provision in a certificate is in conflict with the laws of the state governing the certificate, the provision will be deemed to be amended to conform to such laws.

CLAIMS OF CREDITORS Except as provided by law, neither the certificate nor any payment thereunder will be subject to the claims of creditors or to any legal process.

INCONTESTABILITY After a certificate has been in force during the insured's lifetime for two years from the certificate date, we cannot contest the insurance for any loss that is incurred more than two years after the certificate date, unless the net cash value has dropped below the amount necessary to pay the insured's cost of insurance on the insured's life. However, if there has been an increase in the amount of insurance for which we required evidence of insurability, then, to the extent of the increase, any loss which occurs within two years of the effective date of the increase will be contestable. We may elect to waive our right to contest the insurance for any loss that is incurred within two years after the certificate issue date where the certificate replaces existing coverage.

ASSIGNMENT The certificate may be assigned. However, we will not be bound by any assignment unless it is in writing and filed at our home office in St. Paul, Minnesota, and we send the owner an acknowledged copy. We assume no responsibility for the validity or effect of any assignment of the certificate or of any interest in it. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment. A valid assignment will take precedence over any claim of a beneficiary.

SUICIDE If the insured, whether sane or insane, dies by suicide within two years of the original certificate date, our liability will be limited to an amount equal to the premiums paid for the certificate. If there has been a face amount increase for which we required evidence of insurability, and if the insured dies by suicide within two years from the effective date of the increase, our liability with respect to the increase will be limited to an amount equal to the premiums paid for that increase.

If the insured is a Missouri citizen when the certificate is issued, this provision does not apply on the issue date of the certificate, or on the effective date of any increase in face amount, unless the insured intended suicide when the certificate, or any increase in face amount, was applied for.

If the insured is a citizen of Colorado or North Dakota, the duration of this suicide provision is for one year instead of two.

MISSTATEMENT OF AGE If the age of the insured has been misstated, the death benefit and account value will be adjusted. The adjustment will be the difference between two amounts accumulated with interest. These two amounts are:

o        the monthly cost of insurance charges that were paid; and
o the monthly cost of insurance charges that should have been paid based on the insured's correct age.

The interest rates used are the rates that were used in accumulating guaranteed account values for that time period.


EXPERIENCE CREDITS Each year we will determine if the certificate will receive an experience credit. Experience credits, if received, may be added to the owner's account value or, if the owner elects, they may be paid in cash. Experience credits will vary based on the terms, claims experience and cost of insurance for the group-sponsored insurance program under which the group contract is issued. We will determine experience credits pursuant to our established actuarial procedures. We do not expect any experience credits will be declared.

An experience credit applied to the account value will be allocated to the guaranteed account or to the sub-accounts of the separate account in accordance with the owner's current instructions for the allocation of net premiums. In the absence of such instructions, experience credits will be allocated to the guaranteed account value and separate account value in the same proportion that those account values bear to the net cash value and, as to the account value in the separate account, to each sub-account in the proportion that the sub-account value bears to the separate account value.

REPORTS Each year we will send the owner a report. At a minimum, the report will include the account value, the face amount, and the death benefit as of the date of the report, the premiums paid during the year, loan activity and the certificate value. The report will be sent to the owner without cost. The report will be as of a date within two months of its mailing.
DEATH BENEFIT The Cash Value Accumulation Test requires that the death benefit be greater than the account value times a specified percentage. The Guideline Premium/Cash Value Corridor Test limits the amount of premiums which may be paid in addition to requiring that the death benefit be greater than the account value times a specified percentage. Each certificate will be tested when premiums are paid, at the end of each month and at death for compliance to the test chosen for that certificate. Under either test, if the death benefit is not greater than the applicable percentage of the account value, we will increase the face amount or return premium with interest to maintain compliance with IRC
Section 7702.
For the Cash Value Accumulation Test, the applicable percentage by which to multiply the account value to determine the minimum death benefit requirement varies by the age and underwriting class of the insured. The following table contains illustrative applicable percentages for this test for the non-tobacco underwriting class:


Attained   Applicable
  Age      Percentage

   35         432.4%
   45         310.2
   55         226.9
   65         171.8
   75         137.5


For the Guideline Premium/Cash Value Corridor Test, the applicable percentage by which to multiply the account value to determine the minimum death benefit requirement varies only by the age of the insured. The following table contains the applicable percentages for the account value portion of this test:


Attained   Applicable      Attained   Applicable      Attained   Applicable
  Age      Percentage        Age      Percentage        Age      Percentage
40 & below    250%            54         157%            68         117%
   41         243             55         150             69         116
   42         236             56         146             70         115
   43         229             57         142             71         113
   44         222             58         138             72         111
   45         215             59         134             73         109
   46         209             60         130             74         107
   47         203             61         128            75-90       105
   48         197             62         126             91         104
   49         191             63         124             92         103
   50         185             64         122             93         102
   51         178             65         120             94         101
   52         171             66         119             95         100
   53         164             67         118

Several factors that may influence the premium limit under the Guideline Premium/Cash Value Corridor Test include: the current and past face amounts of the certificate, the certificate year, the age at certificate issue, the age at any face amount change, and the underwriting class of the insured as well as the charges under the certificate. You may call us at (800) 843-8358, during our normal business hours of 8:00 a.m. to 4:45 p.m., Central time, if you would like us to calculate the maximum premium you may pay under your certificate for this test. If you pay up to the maximum premium amount your certificate may become a modified endowment contract.
(See "Federal Tax Status".)

UNDERWRITERS

The group contracts and certificates are a continuous offering and will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial. Securian Financial acts as principal underwriter for the policies. Securian Financial is a wholly-owned subsidiary of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.

Securian Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota. The contracts and certificates are sold in the states where their sale is lawful. The insurance underwriting and the determination of a proposed insured's risk classification and whether to accept or reject an application for a certificate is done in accordance with our rules and standards.

Commissions to registered representatives on the sale of certificates will be premium-based, asset-based or a fixed amount. Commissions under a group-sponsored insurance program will not exceed the equivalent of 50 percent of the portion of all premiums paid in the initial year to cover the cost of insurance, 7 percent of all premiums paid in the initial year in excess of the amount to cover the cost of insurance, and 7 percent of all premiums paid after the initial year.

The commission schedule for a group-sponsored insurance program will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the sophistication of the group sponsor, and other circumstances of which we are not presently aware. Amounts paid by Minnesota Life to the underwriter for 2007, 2006 and 2005 were $493,824, $231,246, and $227,813, respectively.

Securian Financial may also receive amounts from the Funds for services provided under a 12b-1 plan of distribution. For providing these distribution services, Securian Financial may receive a fee of 0.25 percent of the average daily net assets of those Portfolios of the Funds which have a 12b-1 fee.


UNDERWRITING The group contracts will be offered and sold pursuant to our underwriting procedures, in accordance with state insurance laws. Individuals who satisfy the eligibility requirements under a particular group contract may be required to submit to an underwriting procedure which requires satisfaction of underwriting requirements.

When we receive a completed application or request for an increase in face amount we may require medical evidence of insurability to determine whether the applicant is insurable. If so, we will follow certain insurance underwriting (risk evaluation) procedures. This process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made. We may also issue certificates that do not require medical evidence of insurability. Schedules for evidence of insurability requirements may be determined for each group-sponsored insurance program and are based on a variety of factors related to the group. In determining these schedules we will not discriminate unreasonably or unfairly against any person or class of persons.

ILLUSTRATIONS

To illustrate the operation of the certificate under various assumptions, we have prepared several tables along with additional explanatory text, that may be of assistance.

The following tables illustrate how the account value and death benefit of a certificate change with the investment experience of the sub-accounts of the separate account. The tables show how the account values and death benefit of a certificate issued to an insured of a given age and at a given premium would vary over time if the investment return on the assets held in each sub-account of the separate account were a uniform, gross, after-tax rate of 0 percent, 6 percent or 12 percent. The account values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0 percent, 6 percent and 12 percent over a period of years, but fluctuated above and below those averages for individual certificate years.

The tables illustrate both a certificate issued to an insured, age 45 and to an insured, age 55, in a group-sponsored program. This assumes a $4.00 monthly administration charge, a 3 percent sales charge, a 2 percent premium tax charge, a 0.50 percent mortality and expense charge and a 0.25 percent OBRA expense charge. Cost of insurance charges used in the tables are either the guaranteed maximums or assumed levels as described in the following paragraph. If a particular certificate has different administration, mortality and expense risk charge, sales, tax, or cost of insurance charges, the account values and death benefits would vary from those shown in the tables. The account values and death benefits would also vary if premiums were paid in other amounts or at other than annual intervals, or account values were allocated differently among individual sub-accounts with varying rates of return. The illustrations of death benefits also vary between tables depending upon whether the level or variable type death benefits are illustrated.

The account value column in the tables with the heading "Using Maximum Cost of Insurance Charges - - 1980 CSO" shows the accumulated value of premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed maximum rate, which is 125 percent of the maximum allowed under the 1980 Commissioners Standard Ordinary ("1980 CSO") Mortality Table. The account value column in the tables with the heading "Using Maximum Cost of Insurance Charges - - 2001 CSO" shows the accumulated value of premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed maximum rate, which is 200 percent of the maximum allowed under the 2001 Commissioners Standard Ordinary ("2001 CSO") Mortality Table. A maximum sales charge of 5 percent is also used. The account value column in the tables with the heading "Using Assumed Cost of Insurance Charges" shows the accumulated value of premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at an assumed level which is substantially less than the guaranteed rate. Actual cost of insurance charges for a certificate depend on a variety of factors as described in "Account Value Charges" section of the prospectus.

The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund and a daily mortality and expense risk charge assessed against the net assets of the Variable Universal Life Account are deducted from the gross return. The mortality and expense risk charge reflected in the illustrations is at an annual rate of .50 percent. The investment expenses illustrated represent an average of the investment advisory fee charged for all Funds covered under the prospectus. The investment advisory fee for each Portfolio for the last fiscal year is shown under the heading "Fund Charges" in the prospectus. In addition to the deduction for the investment advisory fee, the illustrations also reflect a deduction for Portfolio costs and expenses for the last fiscal year, as illustrated under the heading "Fund Charges" in the prospectus. The average annual expense number used in the illustrations (0.92 percent) does not include waivers, reductions, and reimbursements. Gross annual rates of return of 0 percent, 6 percent and 12 percent correspond to approximate net annual rates of return of -1.41 percent, 4.51 percent and 10.42 percent.


The tables reflect the fact that no charges for federal, state or local income taxes are currently made against the Variable Universal Life Account. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0 percent, 6 percent and 12 percent than it does now. To produce the account values and death benefits illustrated. Additionally, the hypothetical values shown in the tables assume that the policy for which values are illustrated is not deemed an individual policy under the Omnibus Budget Reconciliation Act of 1990 ("OBRA") and therefore the values do not reflect the additional premium expense charge to cover Minnesota Life's increased OBRA related expenses in that situation (as described in "OBRA Expense Charge").

The tables illustrate the certificate values that would result based upon the investment rates of return if the premiums are paid on a monthly basis, and if no certificate loans have been made. The tables are also based on the assumptions that no partial surrenders have been made, that no transfer charges were incurred, that no optional riders have been requested and that no allocations have been made to the guaranteed account. The certificate values in the tables also may reflect an increase in the face amount of insurance to the minimum amount necessary to maintain the certificate's qualification as life insurance under Section 7702 of the Code.

Upon request, we will provide an illustration based on a proposed insured's age, face amount of insurance, premium amount and frequency of payment, and using the charges for the group-sponsored insurance program under which the individual would be insured. To request a personalized illustration or any information about your certificate call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 45
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $100,000
                             ANNUAL PREMIUM - $1,800
                           (MONTHLY PREMIUM - $150)(1)

                    USING CURRENT COST OF INSURANCE CHARGES*


                                                     - Assuming Hypothetical Investment Returns Of -
                                          0% Gross(2)                   6% Gross(2)                   12% Gross(2)
                                        (-1.41% Net)(3)               (4.51% Net)(3)                 (10.42% Net)(3)
End of       Att     Annual          Account        Death          Account        Death          Account         Death
Pol Yr       Age     Premium        Value(4)       Benefit        Value(4)       Benefit         Value(4)       Benefit
- ------       ---     -------        --------       -------        --------       -------        ---------      ---------
 1            46       1,800           1,456       100,000           1,503       100,000            1,549        100,000
 2            47       1,800           2,882       100,000           3,064       100,000            3,249        100,000
 3            48       1,800           4,268       100,000           4,675       100,000            5,107        100,000
 4            49       1,800           5,627       100,000           6,351       100,000            7,151        100,000
 5            50       1,800           6,969       100,000           8,107       100,000            9,413        100,000
 6            51       1,800           8,274       100,000           9,924       100,000           11,895        100,000
 7            52       1,800           9,531       100,000          11,795       100,000           14,609        100,000
 8            53       1,800          10,752       100,000          13,734       100,000           17,594        100,000
 9            54       1,800          11,918       100,000          15,726       100,000           20,860        100,000
10            55       1,800          13,031       100,000          17,774       100,000           24,440        100,000

15            60       1,800          17,518       100,000          28,727       100,000           48,274        100,000
20            65       1,800          19,992       100,000          41,109       100,000           87,591        105,110
25            70       1,800          20,077       100,000          55,656       100,000          152,325        175,174
30            75       1,800          12,772       100,000          71,869       100,000          256,323        269,139
35            80       1,800               0       100,000          92,182       100,000          424,599        445,829
40            85       1,800               0       100,000         120,587       126,616          686,936        721,282
45            90       1,800               0       100,000         152,637       160,269        1,086,747      1,141,085
50            95       1,800               0       100,000         192,008       193,928        1,723,450      1,740,685

(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 45, used for the purposes of this illustration is $0.160. The cost of insurance charge will increase as the insured ages.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 55
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $100,000
                             ANNUAL PREMIUM - $3,000
                           (MONTHLY PREMIUM - $250)(1)

                    USING CURRENT COST OF INSURANCE CHARGES*

                                               - Assuming Hypothetical Investment Returns Of -


                                        0% Gross(2)             6% Gross(2)               12% Gross(2)
                                      (-1.41% Net)(3)          (4.51% Net)(3)           (10.42% Net)(3)
End of       Att      Annual         Account     Death       Account      Death        Account        Death
Pol Yr       Age      Premium       Value(4)    Benefit     Value(4)     Benefit      Value(4)       Benefit
- ------       ---      -------       --------    -------     --------     -------      ---------     ---------
 1            56        3,000          2,303    100,000        2,377     100,000          2,450       100,000
 2            57        3,000          4,503    100,000        4,789     100,000          5,082       100,000
 3            58        3,000          6,617    100,000        7,256     100,000          7,934       100,000
 4            59        3,000          8,638    100,000        9,770     100,000         11,022       100,000
 5            60        3,000         10,569    100,000       12,341     100,000         14,380       100,000
 6            61        3,000         12,403    100,000       14,963     100,000         18,032       100,000
 7            62        3,000         14,145    100,000       17,646     100,000         22,019       100,000
 8            63        3,000         15,788    100,000       20,388     100,000         26,379       100,000
 9            64        3,000         17,346    100,000       23,208     100,000         31,174       100,000
10            65        3,000         18,802    100,000       26,097     100,000         36,448       100,000

15            70        3,000         24,613    100,000       41,970     100,000         72,861       100,000
20            75        3,000         23,857    100,000       58,657     100,000        135,043       141,795
25            80        3,000          9,358    100,000       76,994     100,000        236,134       247,940
30            85        3,000              0    100,000      104,088     109,293        394,105       413,811
35            90        3,000              0    100,000      139,322     146,288        635,334       667,100
40            95        3,000              0    100,000      182,492     184,317      1,019,497     1,029,692

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 55, used for the purposes of this illustration is $0.400. The cost of insurance charge will increase as the insured ages.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 45
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $100,000
                             ANNUAL PREMIUM - $1,800
                           (MONTHLY PREMIUM - $150)(1)

                     USING MAXIMUM COST OF INSURANCE CHARGES

                                               - Assuming Hypothetical Investment Returns Of -
                                       0% Gross(2)              6% Gross(2)              12% Gross(2)
                                     (-1.41% Net)(3)          (4.51% Net)(3)            (10.42% Net)(3)
End of      Att      Annual         Account     Death        Account     Death         Account     Death
Pol Yr      Age      Premium       Value(4)    Benefit      Value(4)    Benefit       Value(4)    Benefit
-------      ---      -------       --------    -------      --------    -------       --------    -------
 1           46        1,800          1,058    100,000         1,093    100,000          1,126    100,000
 2           47        1,800          2,064    100,000         2,196    100,000          2,330    100,000
 3           48        1,800          3,017    100,000         3,309    100,000          3,620    100,000
 4           49        1,800          3,913    100,000         4,430    100,000          5,002    100,000
 5           50        1,800          4,751    100,000         5,556    100,000          6,483    100,000
 6           51        1,800          5,524    100,000         6,682    100,000          8,071    100,000
 7           52        1,800          6,227    100,000         7,801    100,000          9,770    100,000
 8           53        1,800          6,853    100,000         8,907    100,000         11,589    100,000
 9           54        1,800          7,393    100,000         9,990    100,000         13,534    100,000
10           55        1,800          7,842    100,000        11,045    100,000         15,616    100,000

15           60        1,800          8,543    100,000        15,697    100,000         28,709    100,000
20           65        1,800          5,601    100,000        18,204    100,000         48,633    100,000
25           70        1,800              0    100,000        15,356    100,000         81,985    100,000
30           75        1,800              0    100,000             0    100,000        140,888    147,932
35           80        1,800              0    100,000             0    100,000        236,481    248,305
40           85        1,800              0    100,000             0    100,000        384,808    404,049
45           90        1,800              0    100,000             0    100,000        607,403    637,773
50           95        1,800              0    100,000             0    100,000        961,663    971,279

(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 55
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $100,000
                             ANNUAL PREMIUM - $3,000
                           (MONTHLY PREMIUM - $250)(1)

                     USING MAXIMUM COST OF INSURANCE CHARGES

                                              - Assuming Hypothetical Investment Returns Of -
                                        0% Gross(2)                6% Gross(2)             12% Gross(2)
                                      (-1.41% Net)(3)            (4.51% Net)(3)           (10.42% Net)(3)
End of      Att     Annual          Account       Death        Account      Death        Account       Death
Pol Yr      Age     Premium        Value(4)      Benefit      Value(4)     Benefit      Value(4)      Benefit
--------      ---     -------        --------      -------      --------     -------      --------      -------
 1           56       3,000           1,477      100,000         1,524     100,000         1,571      100,000
 2           57       3,000           2,844      100,000         3,027     100,000         3,214      100,000
 3           58       3,000           4,100      100,000         4,506     100,000         4,937      100,000
 4           59       3,000           5,242      100,000         5,956     100,000         6,746      100,000
 5           60       3,000           6,262      100,000         7,369     100,000         8,647      100,000
 6           61       3,000           7,146      100,000         8,730     100,000        10,639      100,000
 7           62       3,000           7,878      100,000        10,020     100,000        12,722      100,000
 8           63       3,000           8,435      100,000        11,217     100,000        14,890      100,000
 9           64       3,000           8,793      100,000        12,294     100,000        17,139      100,000
10           65       3,000           8,932      100,000        13,226     100,000        19,472      100,000

15           70       3,000           5,582      100,000        14,840     100,000        32,785      100,000
20           75       3,000               0      100,000         6,006     100,000        50,267      100,000
25           80       3,000               0      100,000             0     100,000        78,181      100,000
30           85       3,000               0      100,000             0     100,000       138,140      145,047
35           90       3,000               0      100,000             0     100,000       231,850      243,443
40           95       3,000               0      100,000             0     100,000       380,919      384,728

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 45
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $50,000
                             ANNUAL PREMIUM - $1,800
                           (MONTHLY PREMIUM - $150)(1)

                    USING CURRENT COST OF INSURANCE CHARGES*


                                                       - Assuming Hypothetical Investment Returns Of -
                                               0% Gross(2)                6% Gross(2)              12% Gross(2)
                                             (-1.41% Net)(3)             (4.51% Net)(3)          (10.42% Net)(3)
End of         Att        Annual          Account          Death       Account      Death       Account      Death
Pol Yr         Age       Premium          Value(4)        Benefit      Value(4)    Benefit      Value(4)    Benefit
--------       ---       -------          --------        -------      --------    -------      --------    -------
 1             46         1,800             1,550         51,550        1,599      51,599           1,648      51,648
 2             47         1,800             3,071         53,071        3,264      53,264           3,462      53,462
 3             48         1,800             4,559         54,559        4,992      54,992           5,452      55,452
 4             49         1,800             6,021         56,021        6,792      56,792           7,643      57,643
 5             50         1,800             7,462         57,462        8,673      58,673          10,062      60,062
 6             51         1,800             8,870         58,870       10,626      60,626          12,721      62,721
 7             52         1,800            10,241         60,241       12,649      62,649          15,638      65,638
 8             53         1,800            11,581         61,581       14,750      64,750          18,847      68,847
 9             54         1,800            12,878         62,878       16,922      66,922          22,364      72,364
10             55         1,800            14,132         64,132       19,167      69,167          26,222      76,222

15             60         1,800            19,608         69,608       31,405      81,405          51,787     101,787
20             65         1,800            23,589         73,589       45,367      95,367          92,264     142,264
25             70         1,800            25,865         75,865       61,121     111,121         156,810     206,810
30             75         1,800            23,711         73,711       75,938     125,938         257,336     307,336
35             80         1,800            14,162         64,162       85,675     135,675         412,263     462,263
40             85         1,800                 0         50,000       82,867     132,867         649,498     699,498
45             90         1,800                 0         50,000       61,276     111,276       1,017,942   1,068,840
50             95         1,800                 0         50,000        6,774      56,774       1,590,228   1,640,228

(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 45, used for the purposes of this illustration is $0.160. The cost of insurance charge will increase as the insured ages.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 55
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $50,000
                             ANNUAL PREMIUM - $3,000
                           (MONTHLY PREMIUM - $250)(1)

                    USING CURRENT COST OF INSURANCE CHARGES*

                                                - Assuming Hypothetical Investment Returns Of -
                                        0% Gross(2)              6% Gross(2)                12% Gross(2)
                                     (-1.41% Net)(3)            (4.51% Net)(3)            (10.42% Net)(3)
End of       Att      Annual        Account      Death        Account       Death        Account       Death
Pol Yr       Age      Premium      Value(4)     Benefit      Value(4)      Benefit      Value(4)      Benefit
--------     ---      -------      --------     -------      --------      -------      --------      -------
 1            56       3,000         2,535      52,535        2,616         52,616        2,696        52,696
 2            57       3,000         4,992      54,992        5,308         55,308        5,630        55,630
 3            58       3,000         7,379      57,379        8,083         58,083        8,830        58,830
 4            59       3,000         9,691      59,691       10,941         60,941       12,320        62,320
 5            60       3,000        11,929      61,929       13,884         63,884       16,130        66,130
 6            61       3,000        14,087      64,087       16,911         66,911       20,285        70,285
 7            62       3,000        16,167      66,167       20,025         70,025       24,824        74,824
 8            63       3,000        18,165      68,165       23,224         73,224       29,778        79,778
 9            64       3,000        20,086      70,086       26,518         76,518       35,197        85,197
10            65       3,000        21,921      71,921       29,899         79,899       41,118        91,118

15            70       3,000        29,796      79,796       48,212         98,212       80,240       130,240
20            75       3,000        32,857      82,857       66,218        116,218      139,028       189,028
25            80       3,000        28,166      78,166       79,931        129,931      225,438       275,438
30            85       3,000        10,744      60,744       82,079        132,079      350,198       400,198
35            90       3,000             0      50,000       66,666        116,666      534,011       584,011
40            95       3,000             0      50,000       19,863         69,863      804,244       854,244

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 55, used for the purposes of this illustration is $0.400. The cost of insurance charge will increase as the insured ages.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 45
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $50,000
                             ANNUAL PREMIUM - $1,800
                           (MONTHLY PREMIUM - $150)(1)

                     USING MAXIMUM COST OF INSURANCE CHARGES

                                                 - Assuming Hypothetical Investment Returns Of -
                                          0% Gross(2)              6% Gross(2)                12% Gross(2)
                                        (-1.41% Net)(3)           (4.51% Net)(3)            (10.42% Net)(3)
End of       Att      Annual          Account      Death        Account       Death        Account       Death
Pol Yr       Age      Premium        Value(4)     Benefit      Value(4)      Benefit      Value(4)      Benefit
--------     ---      -------        --------     -------      --------      -------      --------     ---------
 1            46       1,800           1,332      51,332        1,375        51,375         1,417       51,417
 2            47       1,800           2,624      52,624        2,789        52,789         2,958       52,958
 3            48       1,800           3,873      53,873        4,243        54,243         4,636       54,636
 4            49       1,800           5,081      55,081        5,737        55,737         6,461       56,461
 5            50       1,800           6,244      56,244        7,269        57,269         8,448       58,448
 6            51       1,800           7,359      57,359        8,839        58,839        10,608       60,608
 7            52       1,800           8,424      58,424       10,444        60,444        12,957       62,957
 8            53       1,800           9,435      59,435       12,081        62,081        15,509       65,509
 9            54       1,800          10,388      60,388       13,746        63,746        18,280       68,280
10            55       1,800          11,279      61,279       15,436        65,436        21,289       71,289

15            60       1,800          14,732      64,732       24,189        74,189        40,728       90,728
20            65       1,800          16,052      66,052       32,927        82,927        70,150      120,150
25            70       1,800          14,146      64,146       40,207        90,207       114,296      164,296
30            75       1,800           7,314      57,314       43,493        93,493       180,142      230,142
35            80       1,800               0      50,000       37,832        87,832       277,009      327,009
40            85       1,800               0      50,000       16,390        66,390       419,522      469,522
45            90       1,800               0      50,000            0        50,000       628,331      678,331
50            95       1,800               0      50,000            0        50,000       938,231      988,231

(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 55
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $50,000
                             ANNUAL PREMIUM - $3,000
                           (MONTHLY PREMIUM - $250)(1)

                     USING MAXIMUM COST OF INSURANCE CHARGES

                                                  - Assuming Hypothetical Investment Returns Of -
                                           0% Gross(2)              6% Gross(2)            12% Gross(2)
                                        (-1.41% Net)(3)           (4.51% Net)(3)          (10.42% Net)(3)
End of       Att      Annual          Account       Death       Account      Death       Account      Death
Pol Yr       Age      Premium        Value(4)      Benefit     Value(4)     Benefit     Value(4)     Benefit
--------     ---      -------        --------      -------     --------     -------     --------     -------
 1           56       3,000           2,090        52,090       2,157       52,157        2,223       52,223
 2           57       3,000           4,097        54,097       4,356       54,356        4,621       54,621
 3           58       3,000           6,018        56,018       6,595       56,595        7,207       57,207
 4           59       3,000           7,852        57,852       8,873       58,873       10,000       60,000
 5           60       3,000           9,595        59,595      11,186       61,186       13,014       63,014
 6           61       3,000          11,240        61,240      13,527       63,527       16,263       66,263
 7           62       3,000          12,777        62,777      15,887       65,887       19,762       69,762
 8           63       3,000          14,196        64,196      18,253       68,253       23,523       73,523
 9           64       3,000          15,486        65,486      20,614       70,614       27,560       77,560
10           65       3,000          16,636        66,636      22,955       72,955       31,887       81,887

15           70       3,000          20,058        70,058      34,014       84,014       58,718      108,718
20           75       3,000          18,191        68,191      42,010       92,010       96,138      146,138
25           80       3,000           7,982        57,982      42,222       92,222      146,343      196,343
30           85       3,000               0        50,000      28,099       78,099      212,256      262,256
35           90       3,000               0        50,000           0       50,000      295,318      345,318
40           95       3,000               0        50,000           0       50,000      398,793      448,793

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

FINANCIAL STATEMENTS
The consolidated financial statements and supplementary schedules of Minnesota Life Insurance Company and subsidiaries and the financial statements of the Minnesota Life Variable Universal Life Account included herein have been audited by our independent registered public accounting firm, KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, whose reports thereon appear elsewhere herein, and have been so included in reliance upon the reports of KPMG LLP and upon the authority of said firm as experts in accounting and auditing.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Minnesota Life Insurance Company and Policy Owners of Minnesota Life Variable Universal Life Account:

We have audited the accompanying statements of assets and liabilities of the sub-accounts of Minnesota Life Variable Universal Life Account (the Variable Account) as of December 31, 2007, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned at December 31, 2007 were confirmed to us by the respective sub-account mutual fund, or for Advantus Series Fund, Inc., verified by examination of the underlying portfolios. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the assets and liabilities of the sub-accounts of Minnesota Life Variable Universal Life Account as of December 31, 2007, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ KPMG LLP

Minneapolis, Minnesota
March 28, 2008

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                                                       SEGREGATED SUB-ACCOUNTS
                                       --------------------------------------------------------------------------------------
                                                                                         ADVANTUS
                                                     ADVANTUS    ADVANTUS    ADVANTUS    MATURING      ADVANTUS     ADVANTUS
                                         ADVANTUS     MONEY        INDEX     MORTGAGE   GOVERNMENT  INTERNATIONAL   INDEX 400
                                           BOND       MARKET        500     SECURITIES   BOND 2010       BOND        MID-CAP
                                       -----------  ----------  ----------  ----------  ----------  -------------  ----------
               ASSETS
Investments in shares of Advantus
   Series Fund, Inc.:
   Bond Portfolio, 19,424,770 shares
      at net asset value of $1.58 per
      share (cost $25,775,574)         $30,684,454          --          --         --        --             --             --
   Money Market Portfolio, 5,665,854
      shares at net asset value of
      $1.00 per share
      (cost $5,665,854)                         --   5,665,854          --         --        --             --             --
   Index 500 Portfolio, 11,957,522
      shares at net asset value of
      $4.82 per share
      (cost $46,934,370)                        --          --  57,621,431         --        --             --             --
   Mortgage Securities Portfolio,
      266,729 shares at net asset
      value of $1.57 per share
      (cost $396,320)                           --          --          --    419,414        --             --             --
   Maturing Government Bond 2010
      Portfolio, 0 shares at net
      asset value of $0.00 per share
      (cost $0)                                 --          --          --         --        --             --             --
   International Bond Portfolio,
      16,832 shares at net asset
      value of $1.51 per share
      (cost $23,071)                            --          --          --         --        --         25,389             --
   Index 400 Mid-Cap Portfolio,
      10,770,786 shares at net asset
      value of $1.98 per share
      (cost $17,787,275)                        --          --          --         --        --             --     21,313,144
                                       -----------  ----------  ----------    -------       ---         ------     ----------
                                        30,684,454   5,665,854  57,621,431    419,414        --         25,389     21,313,144
Receivable from Minnesota Life for
   Policy purchase payments                 47,005          --     123,715      4,351        --             --        206,867
Receivable for investments sold                 --      24,934          --         --        --            204             --
                                       -----------  ----------  ----------    -------       ---         ------     ----------
         Total assets                   30,731,459   5,690,788  57,745,146    423,765        --         25,593     21,520,011
                                       -----------  ----------  ----------    -------       ---         ------     ----------
             LIABILITIES
Payable to Minnesota Life for Policy
   terminations, withdrawal payments
   and mortality and expense charges            --      24,934          --         --        --            204             --
Payable for investments purchased           47,005          --     123,715      4,351        --             --        206,867
                                       -----------  ----------  ----------    -------       ---         ------     ----------
         Total liabilities                  47,005      24,934     123,715      4,351        --            204        206,867
                                       -----------  ----------  ----------    -------       ---         ------     ----------
         Net assets applicable to
            Policy owners              $30,684,454   5,665,854  57,621,431    419,414        --         25,389     21,313,144
                                       ===========  ==========  ==========    =======       ===         ======     ==========
            POLICY OWNERS' EQUITY
         Total Policy Owners' equity
            (notes 5 and 6)            $30,684,454   5,665,854  57,621,431    419,414        --         25,389     21,313,144
                                       ===========  ==========  ==========    =======       ===         ======     ==========

See accompanying notes to financial statements.

                                                       SEGREGATED SUB-ACCOUNTS
                                       ------------------------------------------------------
                                         ADVANTUS                 FIDELITY VIP
                                       REAL ESTATE  FIDELITY VIP    GROWTH &     FIDELITY VIP
                                        SECURITIES   CONTRAFUND      INCOME     EQUITY-INCOME
                                       -----------  ------------  ------------  -------------
                ASSETS
Investments in shares of Advantus
   Series Fund, Inc.:
   Real Estate Securities Portfolio,
      909,974 shares at net asset
      value of $2.41 per share
      (cost $2,505,832)                 $2,195,221           --            --            --
Investments in shares of the Fidelity
   Variable Insurance Products Fund:
   Contrafund Portfolio, 248,023
      shares at net asset value of
      $27.90 per share
      (cost $7,415,140)                         --    6,919,829            --            --
   Growth & Income Portfolio, 77,155
      shares at net asset value of
      $17.01 per share
      (cost $1,180,899)                         --           --     1,312,401            --
   Equity-Income Portfolio, 163,024
      shares at net asset value of
      $23.91 per share
      (cost $4,336,500)                         --           --            --     3,897,892
   High Income Portfolio, 151,652
      shares at net asset value of
      $5.98 per share (cost $990,797)           --           --            --            --
   Asset Manager Portfolio, 27,988
      shares at net asset value of
      $16.57 per share
      (cost $425,066)                           --           --            --            --
   Asset Manager Growth Portfolio,
      76,942 shares at net asset
      value of $15.51 per share
      (cost $1,014,500)                         --           --            --            --
                                        ----------    ---------     ---------     ---------
                                         2,195,221    6,919,829     1,312,401     3,897,892
Receivable from Minnesota Life for
   Policy purchase payments                 29,438           --           459            --
Receivable for investments sold                 --        8,875            --        20,317
                                        ----------    ---------     ---------     ---------
         Total assets                    2,224,659    6,928,704     1,312,860     3,918,209
                                        ----------    ---------     ---------     ---------
             LIABILITIES
Payable to Minnesota Life for Policy
   terminations, withdrawal payments
   and mortality and expense charges            --        8,875            --        20,317
Payable for investments purchased           29,438           --           459            --
                                        ----------    ---------     ---------     ---------
         Total liabilities                  29,438        8,875           459        20,317
                                        ----------    ---------     ---------     ---------
         Net assets applicable to
            Policy owners               $2,195,221    6,919,829     1,312,401     3,897,892
                                        ==========    =========     =========     =========
        POLICY OWNERS' EQUITY
         Total Policy Owners' equity
            (notes 5 and 6)             $2,195,221    6,919,829     1,312,401     3,897,892
                                        ==========    =========     =========     =========


                                                 SEGREGATED SUB-ACCOUNTS
                                       ------------------------------------------
                                                     FIDELITY VIP   FIDELITY VIP
                                       FIDELITY VIP     ASSET          ASSET
                                        HIGH INCOME     MANAGER    MANAGER GROWTH
                                       ------------  ------------  --------------
                ASSETS
Investments in shares of Advantus
   Series Fund, Inc.:
   Real Estate Securities Portfolio,
      909,974 shares at net asset
      value of $2.41 per share
      (cost $2,505,832)                        --            --            --
Investments in shares of the Fidelity
   Variable Insurance Products Fund:
   Contrafund Portfolio, 248,023
      shares at net asset value of
      $27.90 per share
      (cost $7,415,140)                        --            --            --
   Growth & Income Portfolio, 77,155
      shares at net asset value of
      $17.01 per share
      (cost $1,180,899)                        --            --            --
   Equity-Income Portfolio, 163,024
      shares at net asset value of
      $23.91 per share
      (cost $4,336,500)                        --            --            --
   High Income Portfolio, 151,652
      shares at net asset value of
      $5.98 per share (cost $990,797)     906,877            --            --
   Asset Manager Portfolio, 27,988
      shares at net asset value of
      $16.57 per share
      (cost $425,066)                          --       463,769            --
   Asset Manager Growth Portfolio,
      76,942 shares at net asset
      value of $15.51 per share
      (cost $1,014,500)                        --            --     1,193,375
                                          -------       -------     ---------
                                          906,877       463,769     1,193,375
Receivable from Minnesota Life for
   Policy purchase payments                    --           856           804
Receivable for investments sold               253            --            --
                                          -------       -------     ---------
         Total assets                     907,130       464,625     1,194,179
                                          -------       -------     ---------
             LIABILITIES
Payable to Minnesota Life for Policy
   terminations, withdrawal payments
   and mortality and expense charges          253            --            --
Payable for investments purchased              --           856           804
                                          -------       -------     ---------
         Total liabilities                    253           856           804
                                          -------       -------     ---------
         Net assets applicable to
            Policy owners                 906,877       463,769     1,193,375
                                          =======       =======     =========
        POLICY OWNERS' EQUITY
         Total Policy Owners' equity
            (notes 5 and 6)               906,877       463,769     1,193,375
                                          =======       =======     =========

See accompanying notes to financial statements.

                                                    SEGREGATED SUB-ACCOUNTS
                                       -------------------------------------------------------
                                                                    FIDELITY VIP
                                       FIDELITY VIP  FIDELITY VIP      GROWTH     FIDELITY VIP
                                          BALANCED      GROWTH     OPPORTUNITIES    INDEX 500
                                       ------------  ------------  -------------  ------------
                ASSETS
Investments in shares of the Fidelity
   Variable Insurance Products Fund:
   Balanced Portfolio, 21,038 shares
      at net asset value of $15.83
      per share (cost $323,652)          $333,027             --            --             --
   Growth Portfolio, 148,467 shares
      at net asset value of $45.12
      per share (cost $5,270,315)              --      6,698,843            --             --
   Growth Opportunities Portfolio,
      72,984 shares at net asset
      value of $22.37 per share
      (cost $1,317,069)                        --             --     1,632,659             --
   Index 500 Portfolio, 13,802 shares
      at net asset value of $164.02
      per share (cost $2,085,665)              --             --            --      2,263,786
   Investment Grade Bond Portfolio,
      34,025 shares at net asset
      value of $12.76 per share
      (cost $422,289)                          --             --            --             --
   Mid-Cap Portfolio, 208,252 shares
      at net asset value of $36.16
      per share (cost $6,498,157)              --             --            --             --
   Money Market Portfolio, 876,673
      shares at net asset value
      of $1.00 per share
      (cost $876,673)                          --             --            --             --
                                         --------      ---------     ---------      ---------
                                          333,027      6,698,843     1,632,659      2,263,786
Receivable from Minnesota Life for
   Policy purchase payments                   843             --         1,525            527
Receivable for investments sold                --        120,023            --             --
                                         --------      ---------     ---------      ---------
         Total assets                     333,870      6,818,866     1,634,184      2,264,313
                                         --------      ---------     ---------      ---------
             LIABILITIES
Payable to Minnesota Life for Policy
   terminations, withdrawal payments
   and mortality and expense charges           --        120,023            --             --
Payable for investments purchased             843             --         1,525            527
                                         --------      ---------     ---------      ---------
         Total liabilities                    843        120,023         1,525            527
                                         --------      ---------     ---------      ---------
         Net assets applicable to
            Policy owners                $333,027      6,698,843     1,632,659      2,263,786
                                         ========      =========     =========      =========
        POLICY OWNERS' EQUITY
         Total Policy Owners' equity
            (notes 5 and 6)              $333,027      6,698,843     1,632,659      2,263,786
                                         ========      =========     =========      =========


                                                SEGREGATED SUB-ACCOUNTS
                                       ----------------------------------------
                                       FIDELITY VIP
                                        INVESTMENT   FIDELITY VIP  FIDELITY VIP
                                        GRADE BOND      MID-CAP    MONEY MARKET
                                       ------------  ------------  ------------
                ASSETS
Investments in shares of the Fidelity
   Variable Insurance Products Fund:
   Balanced Portfolio, 21,038 shares
      at net asset value of $15.83
      per share (cost $323,652)                --             --           --
   Growth Portfolio, 148,467 shares
      at net asset value of $45.12
      per share (cost $5,270,315)              --             --           --
   Growth Opportunities Portfolio,
      72,984 shares at net asset
      value of $22.37 per share
      (cost $1,317,069)                        --             --           --
   Index 500 Portfolio, 13,802 shares
      at net asset value of $164.02
      per share (cost $2,085,665)              --             --           --
   Investment Grade Bond Portfolio,
      34,025 shares at net asset
      value of $12.76 per share
      (cost $422,289)                     434,158             --           --
   Mid-Cap Portfolio, 208,252 shares
      at net asset value of $36.16
      per share (cost $6,498,157)              --      7,530,396           --
   Money Market Portfolio, 876,673
      shares at net asset value
      of $1.00 per share
      (cost $876,673)                          --             --      876,673
                                          -------      ---------      -------
                                          434,158      7,530,396      876,673
Receivable from Minnesota Life for
   Policy purchase payments                    70        118,601           --
Receivable for investments sold                --             --          373
                                          -------      ---------      -------
         Total assets                     434,228      7,648,997      877,046
                                          -------      ---------      -------
         LIABILITIES
Payable to Minnesota Life for Policy
   terminations, withdrawal payments
   and mortality and expense charges           --             --          373
Payable for investments purchased              70        118,601           --
                                          -------      ---------      -------
         Total liabilities                     70        118,601          373
                                          -------      ---------      -------
         Net assets applicable to
            Policy owners                 434,158      7,530,396      876,673
                                          =======      =========      =======
            POLICY OWNERS' EQUITY
         Total Policy Owners' equity
            (notes 5 and 6)               434,158      7,530,396      876,673
                                          =======      =========      =======

See accompanying notes to financial statements.

                                                        SEGREGATED SUB-ACCOUNTS
                                       ---------------------------------------------------------
                                                     FIDELITY VIP    FIDELITY VIP
                                       FIDELITY VIP   AGGRESSIVE   DYNAMIC CAPITAL  FIDELITY VIP
                                         OVERSEAS       GROWTH       APPRECIATION       VALUE
                                       ------------  ------------  ---------------  ------------
               ASSETS
Investments in shares of the Fidelity
   Variable Insurance Products Fund:
   Overseas Portfolio, 175,657 shares
      at net asset value of $25.32
      per share (cost $3,496,094)       $4,447,629           --             --              --
   Aggressive Growth Portfolio,
      23,251 shares at net asset
      value of $10.09 per share
      (cost $242,061)                           --      234,606             --              --
   Dynamic Capital Appreciation
      Portfolio, 29,906 shares at net
      asset value of $9.13 per share
      (cost $283,922)                           --           --        273,044              --
   Value Portfolio, 11,997 shares at
      net asset value of $13.11 per
      share (cost $167,048)                     --           --             --         157,282
   Value Strategy Portfolio, 17,483
      shares at net asset value of
      $12.58 per share
      (cost $228,947)                           --           --             --              --
   Growth Stock Portfolio, 2,627
      shares at net asset value of
      $14.15 per share (cost $37,760)           --           --             --              --
   Real Estate Portfolio, 12,299
      shares at net asset value of
      $14.38 per share
      (cost $252,343)                           --           --             --              --
                                        ----------      -------        -------         -------
                                         4,447,629      234,606        273,044         157,282
Receivable from Minnesota Life for
   Policy purchase payments                  1,257           60             44               4
Receivable for investments sold                 --           --             --              --
                                        ----------      -------        -------         -------
      Total assets                       4,448,886      234,666        273,088         157,286
                                        ----------      -------        -------         -------
             LIABILITIES
Payable to Minnesota Life for Policy
   terminations, withdrawal payments
   and mortality and expense charges            --           --             --              --
Payable for investments purchased            1,257           60             44               4
                                        ----------      -------        -------         -------
      Total liabilities                      1,257           60             44               4
                                        ----------      -------        -------         -------
      Net assets applicable to Policy
         owners                         $4,447,629      234,606        273,044         157,282
                                        ==========      =======        =======         =======
        POLICY OWNERS' EQUITY
      Total Policy Owners' equity
         (notes 5 and 6)                $4,447,629      234,606        273,044         157,282
                                        ==========      =======        =======         =======

                                                SEGREGATED SUB-ACCOUNTS
                                       ----------------------------------------
                                       FIDELITY VIP  FIDELITY VIP
                                           VALUE        GROWTH     FIDELITY VIP
                                         STRATEGY        STOCK      REAL ESTATE
                                       ------------  ------------  ------------
               ASSETS
Investments in shares of the Fidelity
   Variable Insurance Products Fund:
   Overseas Portfolio, 175,657 shares
      at net asset value of $25.32
      per share (cost $3,496,094)              --            --            --
   Aggressive Growth Portfolio,
      23,251 shares at net asset
      value of $10.09 per share
      (cost $242,061)                          --            --            --
   Dynamic Capital Appreciation
      Portfolio, 29,906 shares at net
      asset value of $9.13 per share
      (cost $283,922)                          --            --            --
   Value Portfolio, 11,997 shares at
      net asset value of $13.11 per
      share (cost $167,048)                    --            --            --
   Value Strategy Portfolio, 17,483
      shares at net asset value of
      $12.58 per share
      (cost $228,947)                     219,942            --            --
   Growth Stock Portfolio, 2,627
      shares at net asset value of
      $14.15 per share (cost $37,760)          --        37,168            --
   Real Estate Portfolio, 12,299
      shares at net asset value of
      $14.38 per share
      (cost $252,343)                          --            --       176,866
                                          -------        ------       -------
                                          219,942        37,168       176,866
Receivable from Minnesota Life for
   Policy purchase payments                    --            29            95
Receivable for investments sold               627            --            --
                                          -------        ------       -------
      Total assets                        220,569        37,197       176,961
                                          -------        ------       -------
             LIABILITIES
Payable to Minnesota Life for Policy
   terminations, withdrawal payments
   and mortality and expense charges          627            --            --
Payable for investments purchased              --            29            95
                                          -------        ------       -------
      Total liabilities                       627            29            95
                                          -------        ------       -------
      Net assets applicable to Policy
         owners                           219,942        37,168       176,866
                                          =======        ======       =======
        POLICY OWNERS' EQUITY
      Total Policy Owners' equity
         (notes 5 and 6)                  219,942        37,168       176,866
                                          =======        ======       =======

See accompanying notes to financial statements.

                                                       SEGREGATED SUB-ACCOUNTS
                                       ------------------------------------------------------
                                       FIDELITY VIP  FIDELITY VIP  FIDELITY VIP
                                         STRATEGIC   INTL CAPITAL      VALUE     FIDELITY VIP
                                          INCOME     APPRECIATION     LEADERS    FREEDOM 2010
                                       ------------  ------------  ------------  ------------
                ASSETS
Investments in shares of the Fidelity
   Variable Insurance Products Fund:
   Strategic Income Portfolio, 5,170
      shares at net asset value of
      $10.63 per share (cost $56,418)    $ 54,960            --           --            --
   Intl Capital Appreciation
      Portfolio, 11,733 shares at net
      asset value of $11.44 per share
      (cost $157,538)                          --       134,225           --            --
   Value Leaders Portfolio, 1,018
      shares at net asset value of
      $13.89 per share (cost $15,595)          --            --       14,143            --
   Freedom 2010 Portfolio, 691 shares
      at net asset value of $11.96
      per share (cost $8,451)                  --            --           --         8,260
   Freedom 2015 Portfolio, 315 shares
      at net asset value of $12.29
      per share (cost $3,830)                  --            --           --            --
   Freedom 2020 Portfolio, 575 shares
      at net asset value of $12.63
      per share (cost $7,412)                  --            --           --            --
   Freedom 2025 Portfolio, 674 shares
      at net asset value of $12.71
      per share (cost $8,596)                  --            --           --            --
                                         --------       -------       ------         -----
                                           54,960       134,225       14,143         8,260
Receivable from Minnesota Life for
   Policy purchase payments                    --           438           --            --
Receivable for investments sold                 1            --           --            --
                                         --------       -------       ------         -----
      Total assets                         54,961       134,663       14,143         8,260
                                         --------       -------       ------         -----
             LIABILITIES
Payable to Minnesota Life for Policy
   terminations, withdrawal payments
   and mortality and expense charges            1            --           --            --
Payable for investments purchased              --           438           --            --
                                         --------       -------       ------         -----
      Total liabilities                         1           438           --            --
                                         --------       -------       ------         -----
      Net assets applicable to Policy
         owners                          $ 54,960       134,225       14,143         8,260
                                         ========       =======       ======         =====
        POLICY OWNERS' EQUITY
      Total Policy Owners' equity
         (notes 5 and 6)                 $ 54,960       134,225       14,143         8,260
                                         ========       =======       ======         =====

                                             SEGREGATED SUB-ACCOUNTS
                                       ----------------------------------------
                                       FIDELITY VIP  FIDELITY VIP  FIDELITY VIP
                                       FREEDOM 2015  FREEDOM 2020  FREEDOM 2025
                                       ------------  ------------  ------------
                ASSETS
Investments in shares of the Fidelity
   Variable Insurance Products Fund:
   Strategic Income Portfolio, 5,170
      shares at net asset value of
      $10.63 per share (cost $56,418)         --            --            --
   Intl Capital Appreciation
      Portfolio, 11,733 shares at net
      asset value of $11.44 per share
      (cost $157,538)                         --            --            --
   Value Leaders Portfolio, 1,018
      shares at net asset value of
      $13.89 per share (cost $15,595)         --            --            --
   Freedom 2010 Portfolio, 691 shares
      at net asset value of $11.96
      per share (cost $8,451)                 --            --            --
   Freedom 2015 Portfolio, 315 shares
      at net asset value of $12.29
      per share (cost $3,830)              3,877            --            --
   Freedom 2020 Portfolio, 575 shares
      at net asset value of $12.63
      per share (cost $7,412)                 --         7,268            --
   Freedom 2025 Portfolio, 674 shares
      at net asset value of $12.71
      per share (cost $8,596)                 --            --         8,564
                                           -----         -----         -----
                                           3,877         7,268         8,564
Receivable from Minnesota Life for
   Policy purchase payments                   --            --            --
Receivable for investments sold               --            --            --
                                           -----         -----         -----
      Total assets                         3,877         7,268         8,564
                                           -----         -----         -----
             LIABILITIES
Payable to Minnesota Life for Policy
   terminations, withdrawal payments
   and mortality and expense charges          --            --            --
Payable for investments purchased             --            --            --
                                           -----         -----         -----
      Total liabilities                       --            --            --
                                           -----         -----         -----
      Net assets applicable to Policy
         owners                            3,877         7,268         8,564
                                           =====         =====         =====
        POLICY OWNERS' EQUITY
      Total Policy Owners' equity
         (notes 5 and 6)                   3,877         7,268         8,564
                                           =====         =====         =====

See accompanying notes to financial statements.

                                                                          SEGREGATED SUB-ACCOUNTS
                                       ---------------------------------------------------------------------------------------------
                                                     FIDELITY VIP  FIDELITY VIP   JANUS    JANUS ASPEN   LORD ABBETT
                                       FIDELITY VIP     FREEDOM     DISCIPLINED   ASPEN   INTERNATIONAL    MID-CAP    WADDELL & REED
                                       FREEDOM 2030     INCOME       SMALL CAP    FORTY       GROWTH        VALUE        BALANCED
                                       ------------  ------------  ------------  -------  -------------  -----------  --------------
                ASSETS
Investments in shares of the Fidelity
   Variable Insurance Products Fund:
   Freedom 2030 Portfolio, 2,076
      shares at net asset value of
      $13.02 per share (cost $27,633)     $27,033           --            --          --           --            --             --
   Freedom Income Portfolio, 376
      shares at net asset value of
      $10.80 per share (cost $4,098)           --        4,065            --          --           --            --             --
   Disciplined Small Cap Portfolio,
      3,008 shares at net asset value
      of $11.18 per share
      (cost $35,463)                           --           --        33,631          --           --            --             --
Investments in shares of the Janus
   Aspen Series:
   Aspen Forty Portfolio, 2,659
      shares at net asset value of
      $40.80 per share (cost $74,307)          --           --            --     108,479           --            --             --
   Aspen International Growth
      Portfolio, 55,945 shares at net
      asset value of $64.51 per share
      (cost $2,422,862)                        --           --            --          --    3,609,018            --             --
Investments in shares of the Lord
      Abbett Funds, Inc.:
   Mid-Cap Value Portfolio, 118,767
      shares at net asset value of
      $18.90 per share
      (cost $2,615,789)                        --           --            --          --           --     2,244,695             --
Investments in shares of the Waddell
   & Reed Target Funds, Inc.:
   Balanced Portfolio, 1,016,478
      shares at net asset value of
      $9.76 per share
      (cost $8,460,255)                        --           --            --          --           --            --      9,923,269
                                          -------        -----        ------     -------    ---------     ---------     ----------
                                           27,033        4,065        33,631     108,479    3,609,018     2,244,695      9,923,269
Receivable from Minnesota Life for
   Policy purchase payments                    --           --            --          --           --            --             --
Receivable for investments sold                 1           --             1         843       10,098        58,626        111,092
                                          -------        -----        ------     -------    ---------     ---------     ----------
      Total assets                         27,034        4,065        33,632     109,322    3,619,116     2,303,321     10,034,361
                                          -------        -----        ------     -------    ---------     ---------     ----------
             LIABILITIES
Payable to Minnesota Life for Policy
   terminations, withdrawal payments
   and mortality and expense charges            1           --             1         843       10,098        58,626        111,092
Payable for investments purchased              --           --            --          --           --            --             --
                                          -------        -----        ------     -------    ---------     ---------     ----------
      Total liabilities                         1           --             1         843       10,098        58,626        111,092
                                          -------        -----        ------     -------    ---------     ---------     ----------
      Net assets applicable to Policy
         owners                           $27,033        4,065        33,631     108,479    3,609,018     2,244,695      9,923,269
                                          =======        =====        ======     =======    =========     =========     ==========
        POLICY OWNERS' EQUITY
      Total Policy Owners' equity
         (notes 5 and 6)                  $27,033        4,065        33,631     108,479    3,609,018     2,244,695      9,923,269
                                          =======        =====        ======     =======    =========     =========     ==========

See accompanying notes to financial statements.

                                                           SEGREGATED SUB-ACCOUNTS
                                       --------------------------------------------------------------
                                                       WADDELL & REED  WADDELL & REED
                                       WADDELL & REED   INTERNATIONAL     SMALL CAP    WADDELL & REED
                                           GROWTH           VALUE          GROWTH           VALUE
                                       --------------  --------------  --------------  --------------
                ASSETS
Investments in shares of the Waddell
   & Reed Target Funds, Inc.:
   Growth Portfolio, 281,025 shares
      at net asset value of $12.02
      per share (cost $3,823,343)        $3,378,957              --             --              --
   International Value Portfolio,
      182,159 shares at net asset
      value of $22.39 per share
      (cost $3,977,646)                          --       4,079,177             --              --
   Small Cap Growth Portfolio, 27,763
      shares at net asset value of
      $10.24 per share (cost
      $277,287)                                  --              --        284,349              --
   Value Portfolio, 32,482 shares at
      net asset value of $6.36 per
      share (cost $205,734)                      --              --             --         206,714
   Micro-Cap Growth Portfolio,
      6,604 shares at net asset value
      of $21.38 per share (cost
      $108,671)                                  --              --             --              --
   Small Cap Value Portfolio, 17,828
      shares at net asset value of
      $14.32 per share (cost
      $277,251)                                  --              --             --              --
   Core Equity Portfolio, 6,673
      shares at net asset value of
      $12.96 per share (cost $80,839)            --              --             --              --
                                         ----------       ---------        -------         -------
                                          3,378,957       4,079,177        284,349         206,714
Receivable from Minnesota Life for
   Policy purchase payments                      --              --             --              --
Receivable for investments sold              14,109          11,063          2,512           4,395
                                         ----------       ---------        -------         -------
         Total assets                     3,393,066       4,090,240        286,861         211,109
                                         ----------       ---------        -------         -------
             LIABILITIES
Payable to Minnesota Life for Policy
   terminations, withdrawal payments
   and mortality and expense charges         14,109          11,063          2,512           4,395
Payable for investments purchased                --              --             --              --
                                         ----------       ---------        -------         -------
         Total liabilities                   14,109          11,063          2,512           4,395
                                         ----------       ---------        -------         -------
         Net assets applicable to
            Policy owners                $3,378,957       4,079,177        284,349         206,714
                                         ==========       =========        =======         =======
        POLICY OWNERS' EQUITY
         Total Policy Owners' equity
            (notes 5 and 6)              $3,378,957       4,079,177        284,349         206,714
                                         ==========       =========        =======         =======

                                                   SEGREGATED SUB-ACCOUNTS
                                       ----------------------------------------------
                                       WADDELL & REED  WADDELL & REED
                                          MICRO-CAP       SMALL CAP    WADDELL & REED
                                           GROWTH           VALUE        CORE EQUITY
                                       --------------  --------------  --------------
                ASSETS
Investments in shares of the Waddell
   & Reed Target Funds, Inc.:
   Growth Portfolio, 281,025 shares
      at net asset value of $12.02
      per share (cost $3,823,343)               --              --             --
   International Value Portfolio,
      182,159 shares at net asset
      value of $22.39 per share
      (cost $3,977,646)                         --              --             --
   Small Cap Growth Portfolio, 27,763
      shares at net asset value of
      $10.24 per share (cost
      $277,287)                                 --              --             --
   Value Portfolio, 32,482 shares at
      net asset value of $6.36 per
      share (cost $205,734)                     --              --             --
   Micro-Cap Growth Portfolio,
      6,604 shares at net asset value
      of $21.38 per share (cost
      $108,671)                            141,228              --             --
   Small Cap Value Portfolio, 17,828
      shares at net asset value of
      $14.32 per share (cost
      $277,251)                                 --         255,334             --
   Core Equity Portfolio, 6,673
      shares at net asset value of
      $12.96 per share (cost $80,839)           --              --         86,473
                                           -------         -------         ------
                                           141,228         255,334         86,473
Receivable from Minnesota Life for
   Policy purchase payments                     --              --             --
Receivable for investments sold              1,907           3,295            508
                                           -------         -------         ------
         Total assets                      143,135         258,629         86,981
                                           -------         -------         ------
             LIABILITIES
Payable to Minnesota Life for Policy
   terminations, withdrawal payments
   and mortality and expense charges         1,907           3,295            508
Payable for investments purchased               --              --             --
                                           -------         -------         ------
         Total liabilities                   1,907           3,295            508
                                           -------         -------         ------
         Net assets applicable to
            Policy owners                  141,228         255,334         86,473
                                           =======         =======         ======
         POLICY OWNERS' EQUITY
         Total Policy Owners' equity
            (notes 5 and 6)                141,228         255,334         86,473
                                           =======         =======         ======

See accompanying notes to financial statements.

                                         SEGREGATED SUB-ACCOUNTS
                                       ---------------------------
                                       WADDELL & REED    VAN ECK
                                          SCIENCE &     WORLDWIDE
                                         TECHNOLOGY    HARD ASSETS
                                       --------------  -----------
                ASSETS
Investments in shares of the Waddell
   & Reed Target Funds, Inc.:
   Science & Technology Portfolio,
      37,284 shares at net asset
      value of $17.98 per share (cost
      $770,082)                           $670,272              --
Investments in shares of the Van Eck
   Funds, Inc.:
   Worldwide Hard Assets Portfolio,
      35,274 shares at net asset
      value of $41.19 per share (cost
      $1,328,779)                               --       1,452,935
                                          --------       ---------
                                           670,272       1,452,935
Receivable from Minnesota Life for
   Policy purchase payments                 72,043         112,189
Receivable for investments sold                 --              --
                                          --------       ---------
         Total assets                      742,315       1,565,124
                                          --------       ---------
             LIABILITIES
Payable to Minnesota Life for Policy
   terminations, withdrawal payments
   and mortality and expense charges            --              --
Payable for investments purchased           72,043         112,189
                                          --------       ---------
         Total liabilities                  72,043         112,189
                                          --------       ---------
         Net assets applicable to
            Policy owners                 $670,272       1,452,935
                                          ========       =========
        POLICY OWNERS' EQUITY
         Total Policy Owners' equity
            (notes 5 and 6)               $670,272       1,452,935
                                          ========       =========

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS
                     YEAR OR PERIOD ENDED DECEMBER 31, 2007

                                                                       SEGREGATED SUB-ACCOUNTS
                                       ---------------------------------------------------------------------------------------
                                                                                         ADVANTUS
                                                     ADVANTUS   ADVANTUS    ADVANTUS     MATURING       ADVANTUS     ADVANTUS
                                         ADVANTUS     MONEY       INDEX     MORTGAGE    GOVERNMENT   INTERNATIONAL   INDEX 400
                                           BOND       MARKET       500     SECURITIES  BOND 2010(a)       BOND        MID-CAP
                                       -----------  ---------  ----------  ----------  ------------  -------------  ----------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund      $        --    274,299          --        --            --            --             --
   Mortality, expense charges and
      administrative charges (note 3)       (3,217)   (12,893)    (76,532)     (469)          (59)          (66)        (2,672)
                                       -----------  ---------  ----------   -------      --------        ------     ----------
      Investment income (loss) - net        (3,217)   261,406     (76,532)     (469)          (59)          (66)        (2,672)
                                       -----------  ---------  ----------   -------      --------        ------     ----------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions from
      underlying mutual fund                    --         --          --        --            --            --             --
                                       -----------  ---------  ----------   -------      --------        ------     ----------
   Realized gains (losses) on sales
      of investments:
      Proceeds from sales                5,521,885  5,505,619  12,288,142   102,021       254,266         2,874      2,480,825
      Cost of investments sold          (4,487,631)(5,505,619) (9,061,876)  (93,937)     (248,731)       (2,625)    (1,443,181)
                                       -----------  ---------  ----------   -------      --------        ------     ----------
                                         1,034,254         --   3,226,266     8,084         5,535           249      1,037,644
                                       -----------  ---------  ----------   -------      --------        ------     ----------
      Net realized gains (losses) on
         investments                     1,034,254         --   3,226,266     8,084         5,535           249      1,037,644
                                       -----------  ---------  ----------   -------      --------        ------     ----------
   Net change in unrealized
      appreciation or depreciation
      of investments                      (337,952)        --    (606,089)    3,903           499         1,769        394,978
                                       -----------  ---------  ----------   -------      --------        ------     ----------
      Net gains (losses) on investments    696,302         --   2,620,177    11,987         6,034         2,018      1,432,622
                                       -----------  ---------  ----------   -------      --------        ------     ----------
      Net increase (decrease) in net
         assets resulting from
         operations                    $   693,085    261,406   2,543,645    11,518         5,975         1,952      1,429,950
                                       ===========  =========  ==========   =======      ========        ======     ==========

(a) For the period January 1, 2007 to December 7, 2007. Pursuant to shareholder approval, the Maturing Government Bond 2010 sub-account made a liquidating distribution and ceased operations on December 7, 2007. See accompanying notes to financial statements.

                                                       SEGREGATED SUB-ACCOUNTS
                                       ------------------------------------------------------
                                         ADVANTUS                 FIDELITY VIP
                                       REAL ESTATE  FIDELITY VIP    GROWTH &     FIDELITY VIP
                                        SECURITIES   CONTRAFUND      INCOME     EQUITY-INCOME
                                       -----------  ------------  ------------  -------------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund      $       --        61,990       55,669        74,046
   Mortality, expense charges and
      administrative charges (note 3)      (1,963)      (17,018)      (3,147)       (8,310)
                                       ----------    ----------     --------      --------
      Investment income (loss) - net       (1,963)       44,972       52,522        65,736
                                       ----------    ----------     --------      --------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions from
      underlying mutual fund                   --     1,653,320       15,920       323,192
                                       ----------    ----------     --------      --------
   Realized gains (losses) on sales
      of investments:
      Proceeds from sales               1,271,871     1,538,221      440,434       502,992
      Cost of investments sold           (997,007)   (1,008,575)    (357,684)     (383,903)
                                       ----------    ----------     --------      --------
                                          274,864       529,646       82,750       119,089
                                       ----------    ----------     --------      --------
      Net realized gains (losses) on
         investments                      274,864     2,182,966       98,670       442,281
                                       ----------    ----------     --------      --------
   Net change in unrealized
      appreciation or depreciation
      of investments                     (707,319)   (1,204,215)     (12,372)     (622,536)
                                       ----------    ----------     --------      --------
      Net gains (losses) on
         investments                     (432,455)      978,751       86,298      (180,255)
                                       ----------    ----------     --------      --------
      Net increase (decrease) in net
         assets resulting from
         operations                    $ (434,418)    1,023,723      138,820      (114,519)
                                       ==========    ==========     ========      ========


                                               SEGREGATED SUB-ACCOUNTS
                                       ------------------------------------------
                                                     FIDELITY VIP   FIDELITY VIP
                                       FIDELITY VIP      ASSET          ASSET
                                       HIGH INCOME      MANAGER    MANAGER GROWTH
                                       ------------  ------------  --------------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund           75,673       26,291        45,788
   Mortality, expense charges and
      administrative charges (note 3)       (3,163)      (1,064)       (2,726)
                                        ----------     --------      --------
      Investment income (loss) - net        72,510       25,227        43,062
                                        ----------     --------      --------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions from
      underlying mutual fund                    --       11,468            --
                                        ----------     --------      --------
   Realized gains (losses) on sales
      of investments:
      Proceeds from sales                1,015,255      133,543       285,364
      Cost of investments sold          (1,040,581)    (119,601)     (230,980)
                                        ----------     --------      --------
                                           (25,326)      13,942        54,384
                                        ----------     --------      --------
      Net realized gains (losses) on
         investments                       (25,326)      25,410        54,384
                                        ----------     --------      --------
   Net change in unrealized
      appreciation or depreciation
      of investments                       (50,556)       9,888        88,554
                                        ----------     --------      --------
      Net gains (losses) on
         investments                       (75,882)      35,298       142,938
                                        ----------     --------      --------
      Net increase (decrease) in net
         assets resulting from
         operations                         (3,372)      60,525       186,000
                                        ==========     ========      ========

See accompanying notes to financial statements.

                                                       SEGREGATED SUB-ACCOUNTS
                                       -------------------------------------------------------
                                                                    FIDELITY VIP
                                       FIDELITY VIP  FIDELITY VIP      GROWTH     FIDELITY VIP
                                         BALANCED       GROWTH     OPPORTUNITIES    INDEX 500
                                       ------------  ------------  -------------  ------------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund       $  17,706         46,857            --        82,741
   Mortality, expense charges and
      administrative charges (note 3)        (780)       (14,771)       (3,682)       (5,869)
                                        ---------     ----------      --------      --------
      Investment income (loss) - net       16,926         32,086        (3,682)       76,872
                                        ---------     ----------      --------      --------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions from
      underlying mutual fund                3,799          5,564            --            --
                                        ---------     ----------      --------      --------
   Realized gains (losses) on sales
      of investments:
      Proceeds from sales                 156,831      1,788,294       487,346       889,116
      Cost of investments sold           (141,028)    (1,370,132)     (368,210)     (696,929)
                                        ---------     ----------      --------      --------
                                           15,803        418,162       119,136       192,187
                                        ---------     ----------      --------      --------
      Net realized gains (losses) on
         investments                       19,602        423,726       119,136       192,187
                                        ---------     ----------      --------      --------
   Net change in unrealized
      appreciation or depreciation
      of investments                      (11,148)       916,472       177,821      (145,573)
                                        ---------     ----------      --------      --------
      Net gains (losses) on
         investments                        8,454      1,340,198       296,957        46,614
                                        ---------     ----------      --------      --------
      Net increase (decrease) in net
         assets resulting from
         operations                     $  25,380      1,372,284       293,275       123,486
                                        =========     ==========      ========      ========


                                                SEGREGATED SUB-ACCOUNTS
                                       ----------------------------------------
                                       FIDELITY VIP
                                        INVESTMENT   FIDELITY VIP  FIDELITY VIP
                                        GRADE BOND      MID-CAP    MONEY MARKET
                                       ------------  ------------  ------------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund          20,505         40,600        39,892
   Mortality, expense charges and
      administrative charges (note 3)      (1,178)       (18,603)       (1,974)
                                         --------     ----------    ----------
      Investment income (loss) - net       19,327         21,997        37,918
                                         --------     ----------    ----------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions from
      underlying mutual fund                   --        678,967            --
                                         --------     ----------    ----------
   Realized gains (losses) on sales
      of investments:
      Proceeds from sales                 260,350      1,959,093     1,263,180
      Cost of investments sold           (266,420)    (1,059,702)   (1,263,180)
                                         --------     ----------    ----------
                                           (6,070)       899,391            --
                                         --------     ----------    ----------
      Net realized gains (losses) on
         investments                       (6,070)     1,578,358            --
                                         --------     ----------    ----------
   Net change in unrealized
      appreciation or depreciation
      of investments                        5,000       (530,105)           --
                                         --------     ----------    ----------
      Net gains (losses) on
         investments                       (1,070)     1,048,253            --
                                         --------     ----------    ----------
      Net increase (decrease) in net
         assets resulting from
         operations                        18,257      1,070,250        37,918
                                         ========     ==========    ==========

See accompanying notes to financial statements.

                                                        SEGREGATED SUB-ACCOUNTS
                                       ---------------------------------------------------------
                                                     FIDELITY VIP    FIDELITY VIP
                                       FIDELITY VIP   AGGRESSIVE   DYNAMIC CAPITAL  FIDELITY VIP
                                         OVERSEAS       GROWTH       APPRECIATION      VALUE
                                       ------------  ------------  ---------------  ------------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund       $   140,513        1,001         2,682          12,285
   Mortality, expense charges and
      administrative charges (note 3)       (10,579)        (598)         (737)           (494)
                                        -----------     --------       -------        --------
      Investment income (loss) - net        129,934          403         1,945          11,791
                                        -----------     --------       -------        --------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions from
      underlying mutual fund                269,557       21,179        29,053           8,665
                                        -----------     --------       -------        --------
   Realized gains (losses) on sales
      of investments:
      Proceeds from sales                 1,008,429      318,248       108,646         123,666
      Cost of investments sold             (628,448)    (292,564)      (90,179)       (103,311)
                                        -----------     --------       -------        --------
                                            379,981       25,684        18,467          20,355
                                        -----------     --------       -------        --------
      Net realized gains (losses) on
         investments                        649,538       46,863        47,520          29,020
                                        -----------     --------       -------        --------
   Net change in unrealized
      appreciation or depreciation
      of investments                       (123,328)      (9,400)      (27,438)        (31,084)
                                        -----------     --------       -------        --------
      Net gains (losses) on
         investments                        526,210       37,463        20,082          (2,064)
                                        -----------     --------       -------        --------
      Net increase (decrease) in net
         assets resulting from
         operations                     $   656,144       37,866        22,027           9,727
                                        ===========     ========       =======        ========


                                                SEGREGATED SUB-ACCOUNTS
                                       -----------------------------------------
                                       FIDELITY VIP  FIDELITY VIP
                                           VALUE        GROWTH     FIDELITY VIP
                                        STRATEGY       STOCK        REAL ESTATE
                                       ------------  ------------  ------------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund          17,275            --          4,962
   Mortality, expense charges and
      administrative charges (note 3)        (547)          (66)          (634)
                                         --------       -------       --------
      Investment income (loss) - net       16,728           (66)         4,328
                                         --------       -------       --------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions from
      underlying mutual fund                6,491         1,653         40,065
                                         --------       -------       --------
   Realized gains (losses) on sales
      of investments:
      Proceeds from sales                 122,763        27,745        204,655
      Cost of investments sold           (116,698)      (23,647)      (175,006)
                                         --------       -------       --------
                                            6,065         4,098         29,649
                                         --------       -------       --------
      Net realized gains (losses) on
         investments                       12,556         5,751         69,714
                                         --------       -------       --------
   Net change in unrealized
      appreciation or depreciation
      of investments                      (20,954)       (1,173)      (115,141)
                                         --------       -------       --------
      Net gains (losses) on
         investments                       (8,398)        4,578        (45,427)
                                         --------       -------       --------
      Net increase (decrease) in net
         assets resulting from
         operations                         8,330         4,512        (41,099)
                                         ========       =======       ========

See accompanying notes to financial statements.

                                                        SEGREGATED SUB-ACCOUNTS
                                       ---------------------------------------------------------
                                       FIDELITY VIP  FIDELITY VIP   FIDELITY VIP
                                         STRATEGIC   INTL CAPITAL      VALUE       FIDELITY VIP
                                          INCOME     APPRECIATION     LEADERS      FREEDOM 2010
                                       ------------  ------------  -------------  --------------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund        $  2,564         1,017            249           201
   Mortality, expense charges and
      administrative charges (note 3)        (167)         (165)           (37)          (11)
                                         --------       -------        -------        ------
      Investment income (loss) - net        2,397           852            212           190
                                         --------       -------        -------        ------
Realized and unrealized gains
  (losses) on investments - net:
   Realized gain distributions from
      underlying mutual fund                  646        16,813          1,159           174
                                         --------       -------        -------        ------
   Realized gains (losses) on sales
      of investments:
      Proceeds from sales                  58,197        47,226         11,937         2,244
      Cost of investments sold            (56,451)      (44,912)       (11,240)       (2,052)
                                         --------       -------        -------        ------
                                            1,746         2,314            697           192
                                         --------       -------        -------        ------
      Net realized gains (losses) on
         investments                        2,392        19,127          1,856           366
                                         --------       -------        -------        ------
   Net change in unrealized
      appreciation or depreciation of
         investments                       (1,401)      (23,497)        (1,575)         (258)
                                         --------       -------        -------        ------
      Net gains (losses) on
         investments                          991        (4,370)           281           108
                                         --------       -------        -------        ------
      Net increase (decrease) in net
         assets resulting from
         operations                      $  3,388        (3,518)           493           298
                                         ========       =======        =======        ======


                                                SEGREGATED SUB-ACCOUNTS
                                       -----------------------------------------
                                       FIDELITY VIP  FIDELITY VIP  FIDELITY VIP
                                       FREEDOM 2015  FREEDOM 2020  FREEDOM 2025
                                       ------------  ------------  ------------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund            106           151           179
   Mortality, expense charges and
      administrative charges (note 3)         (8)          (11)          (14)
                                          ------        ------        ------
      Investment income (loss) - net          98           140           165
                                          ------        ------        ------
Realized and unrealized gains
  (losses) on investments - net:
   Realized gain distributions from
      underlying mutual fund                 110           191           225
                                          ------        ------        ------
   Realized gains (losses) on sales
      of investments:
      Proceeds from sales                  1,458         2,846         1,913
      Cost of investments sold            (1,331)       (2,570)       (1,743)
                                          ------        ------        ------
                                             127           276           170
                                          ------        ------        ------
      Net realized gains (losses) on
         investments                         237           467           395
                                          ------        ------        ------
   Net change in unrealized
      appreciation or depreciation of
      investments                            (41)         (235)         (111)
                                          ------        ------        ------
      Net gains (losses) on
         investments                         196           232           284
                                          ------        ------        ------
      Net increase (decrease) in net
         assets resulting from
         operations                          294           372           449
                                          ======        ======        ======

See accompanying notes to financial statements.

                                                                          SEGREGATED SUB-ACCOUNTS
                                       ---------------------------------------------------------------------------------------------
                                                     FIDELITY VIP  FIDELITY VIP   JANUS    JANUS ASPEN   LORD ABBETT
                                       FIDELITY VIP     FREEDOM     DISCIPLINED   ASPEN   INTERNATIONAL    MID-CAP    WADDELL & REED
                                       FREEDOM 2030     INCOME       SMALL CAP    FORTY       GROWTH        VALUE        BALANCED
                                       ------------  ------------  ------------  -------  -------------  -----------  --------------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund         $   556         157             186        161       14,201         10,494      134,465
   Mortality, expense charges and
      administrative charges (note 3)         (42)         (9)            (71)      (401)      (2,478)           (60)      (2,572)
                                          -------        ----         -------    -------      -------     ----------   ----------
      Investment income (loss) - net          514         148             115       (240)      11,723         10,434      131,893
                                          -------        ----         -------    -------      -------     ----------   ----------
Realized and unrealized gains
  (losses) on investments - net:
   Realized gain distributions from
      underlying mutual fund                  785          40             167         --           --        308,486          183
                                          -------        ----         -------    -------      -------     ----------   ----------
   Realized gains (losses) on sales
      of investments:
      Proceeds from sales                   9,717         361          12,005     18,935      121,136      1,474,420    1,609,011
      Cost of investments sold             (8,888)       (352)        (11,194)   (11,744)     (71,987)    (1,354,266)  (1,442,211)
                                          -------        ----         -------    -------      -------     ----------   ----------
                                              829           9             811      7,191       49,149        120,154      166,800
                                          -------        ----         -------    -------      -------     ----------   ----------
      Net realized gains (losses) on
         investments                        1,614          49             978      7,191       49,149        428,640      166,983
                                          -------        ----         -------    -------      -------     ----------   ----------
   Net change in unrealized
      appreciation or depreciation
      of investments                         (708)         (5)         (2,325)    20,846      705,836       (391,564)     946,431
                                          -------        ----         -------    -------      -------     ----------   ----------
      Net gains (losses) on
         investments                          906          44          (1,347)    28,037      754,985         37,076    1,113,414
                                          -------        ----         -------    -------      -------     ----------   ----------
      Net increase (decrease) in net
         assets resulting from
         operations                       $ 1,420         192          (1,232)    27,797      766,708         47,510    1,245,307
                                          =======        ====         =======    =======      =======     ==========   ==========

See accompanying notes to financial statements.

                                                           SEGREGATED SUB-ACCOUNTS
                                       ---------------------------------------------------------------
                                                       WADDELL & REED  WADDELL & REED
                                       WADDELL & REED  INTERNATIONAL      SMALL CAP    WADDELL & REED
                                          GROWTH          VALUE            GROWTH          VALUE
                                       --------------  --------------  --------------  ---------------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund         $      36         64,328             --            2,088
   Mortality, expense charges and
      administrative charges (note 3)        (2,765)        (4,899)        (1,271)           (1,005)
                                          ---------       --------        -------           -------
      Investment income (loss) - net         (2,729)        59,429         (1,271)            1,083
                                          ---------       --------        -------           -------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions from
      underlying mutual fund                 77,982        366,674         27,393            13,483
                                          ---------       --------        -------           -------
   Realized gains (losses) on sales
      of investments:
      Proceeds from sales                   125,417        149,222         60,690           108,955
      Cost of investments sold             (123,441)      (113,104)       (49,406)          (81,617)
                                          ---------       --------        -------           -------
                                              1,976         36,118         11,284            27,338
                                          ---------       --------        -------           -------
      Net realized gains (losses) on
         investments                         79,958        402,792         38,677            40,821
                                          ---------       --------        -------           -------
   Net change in unrealized
      appreciation or depreciation of
         investments                        616,347       (135,796)        (4,030)          (32,968)
                                          ---------       --------        -------           -------
      Net gains (losses) on
         investments                        696,305        266,996         34,647             7,853
                                          ---------       --------        -------           -------
      Net increase (decrease) in net
         assets resulting from
         operations                       $ 693,576        326,425         33,376             8,936
                                          =========       ========        =======           =======

                                                   SEGREGATED SUB-ACCOUNTS
                                       ----------------------------------------------
                                       WADDELL & REED  WADDELL & REED
                                          MICRO-CAP       SMALL CAP    WADDELL & REED
                                           GROWTH           VALUE        CORE EQUITY
                                       --------------  --------------  --------------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund              --             14              524
   Mortality, expense charges and
      administrative charges (note 3)         (596)          (964)            (240)
                                           -------        -------           ------
      Investment income (loss) - net          (596)          (950)             284
                                           -------        -------           ------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions from
      underlying mutual fund                    --         12,358            7,689
                                           -------        -------           ------
   Realized gains (losses) on sales
      of investments:
      Proceeds from sales                   24,195         20,731           12,233
      Cost of investments sold             (15,300)       (17,538)          (8,949)
                                           -------        -------           ------
                                             8,895          3,193            3,284
                                           -------        -------           ------
      Net realized gains (losses) on
         investments                         8,895         15,551           10,973
                                           -------        -------           ------
   Net change in unrealized
      appreciation or depreciation of
      investments                             (640)       (26,847)          (2,018)
                                           -------        -------           ------
      Net gains (losses) on
         investments                         8,255        (11,296)           8,955
                                           -------        -------           ------
      Net increase (decrease) in net
         assets resulting from
         operations                          7,659        (12,246)           9,239
                                           =======        =======           ======

See accompanying notes to financial statements.

                                           SEGREGATED SUB-ACCOUNTS
                                       ------------------------------
                                       WADDELL & REED      VAN ECK
                                          SCIENCE &       WORLDWIDE
                                         TECHNOLOGY*    HARD ASSETS*
                                       --------------  --------------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund         $      --             --
   Mortality, expense charges and
      administrative charges (note 3)            (8)           (14)
                                          ---------       --------
      Investment income (loss) - net             (8)           (14)
                                          ---------       --------
Realized and unrealized gains
      (losses) on investments - net:
   Realized gain distributions from
      underlying mutual fund                110,151             --
                                          ---------       --------
   Realized gains (losses) on sales
      of investments:
      Proceeds from sales                   282,372        298,712
      Cost of investments sold             (278,399)      (302,183)
                                          ---------       --------
                                              3,973         (3,471)
                                          ---------       --------
      Net realized gains (losses) on
         investments                        114,124         (3,471)
                                          ---------       --------
   Net change in unrealized
      appreciation or depreciation
      of investments                        (99,810)       124,156
                                          ---------       --------
      Net gains (losses) on
         investments                         14,314        120,685
                                          ---------       --------
      Net increase (decrease) in net
         assets resulting from
         operations                       $  14,306        120,671
                                          =========       ========

See accompanying notes to financial statements.

* For the period from May 31, 2007 (commencement of operations) to December 31, 2007.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                     YEAR OR PERIOD ENDED DECEMBER 31, 2007

                                                                         SEGREGATED SUB-ACCOUNTS
                                       ------------------------------------------------------------------------------------------
                                                                                           ADVANTUS
                                                     ADVANTUS     ADVANTUS    ADVANTUS     MATURING       ADVANTUS       ADVANTUS
                                         ADVANTUS      MONEY       INDEX      MORTGAGE    GOVERNMENT    INTERNATIONAL   INDEX 400
                                           BOND       MARKET        500      SECURITIES  BOND 2010 (a)       BOND         MID-CAP
                                       -----------  ----------  -----------  ----------  -------------  -------------  ----------
Operations:
   Investment income (loss) - net      $    (3,217)    261,406      (76,532)      (469)         (59)           (66)        (2,672)
   Net realized gains (losses) on
      investments                        1,034,254          --    3,226,266      8,084        5,535            249      1,037,644
   Net change in unrealized
      appreciation or depreciation
      of investments                      (337,952)         --     (606,089)     3,903          499          1,769        394,978
                                       -----------  ----------  -----------   --------     --------        -------     ----------
Net increase (decrease) in net assets
   resulting from operations               693,085     261,406    2,543,645     11,518        5,975          1,952      1,429,950
                                       -----------  ----------  -----------   --------     --------        -------     ----------
Policy transactions (notes 2, 3 and
   5):
   Policy purchase payments              4,551,511   5,974,750    8,189,881    213,713       54,651          7,694      3,100,487
   Policy terminations, withdrawal
      payments and charges              (5,520,873) (5,498,998) (12,257,811)  (101,698)    (254,220)        (2,823)    (2,480,032)
                                       -----------  ----------  -----------   --------     --------        -------     ----------
Increase (decrease) in net assets
   from Policy transactions               (969,362)    475,752   (4,067,930)   112,015     (199,569)         4,871        620,455
                                       -----------  ----------  -----------   --------     --------        -------     ----------
Increase (decrease) in net assets         (276,277)    737,158   (1,524,285)   123,533     (193,594)         6,823      2,050,405
Net assets at the beginning of year     30,960,731   4,928,696   59,145,716    295,881      193,594         18,566     19,262,739
                                       -----------  ----------  -----------   --------     --------        -------     ----------
Net assets at the end of year          $30,684,454   5,665,854   57,621,431    419,414           --         25,389     21,313,144
                                       ===========  ==========   ===========  ========     ========        =======     ==========

(a) For the period January 1, 2007 to December 7, 2007. Pursuant to shareholder approval, the Maturing Government Bond 2010 sub-account made a liquidating distribution and ceased operations on December 7, 2007.

See accompanying notes to financial statements.

                                                       SEGREGATED SUB-ACCOUNTS
                                       ------------------------------------------------------
                                         ADVANTUS                 FIDELITY VIP
                                       REAL ESTATE  FIDELITY VIP    GROWTH &    FIDELITY VIP
                                        SECURITIES   CONTRAFUND      INCOME     EQUITY-INCOME
                                       -----------  ------------  ------------  -------------
Operations:
   Investment income (loss) - net      $    (1,963)      44,972        52,522         65,736
   Net realized gains (losses) on
      investments                          274,864    2,182,966        98,670        442,281
   Net change in unrealized
      appreciation or depreciation
      of investments                      (707,319)  (1,204,215)      (12,372)      (622,536)
                                       -----------   ----------     ---------      ---------
Net increase (decrease) in net assets
   resulting from operations              (434,418)   1,023,723       138,820       (114,519)
                                       -----------   ----------     ---------      ---------
Policy transactions (notes 2, 3 and
   5):
   Policy purchase payments              1,856,653    1,472,945       424,339      2,635,662
   Policy terminations, withdrawal
      payments and charges              (1,270,356)  (1,532,250)     (439,654)      (500,043)
                                       -----------   ----------     ---------      ---------
Increase (decrease) in net assets
   from Policy transactions                586,297      (59,305)      (15,315)     2,135,619
                                       -----------   ----------     ---------      ---------
Increase (decrease) in net assets          151,879      964,418       123,505      2,021,100
Net assets at the beginning of year      2,043,342    5,955,411     1,188,896      1,876,792
                                       -----------   ----------     ---------      ---------
Net assets at the end of year          $ 2,195,221    6,919,829     1,312,401      3,897,892
                                       ===========   ==========     =========      =========


                                                 SEGREGATED SUB-ACCOUNTS
                                       ------------------------------------------
                                                     FIDELITY VIP   FIDELITY VIP
                                       FIDELITY VIP      ASSET         ASSET
                                        HIGH INCOME     MANAGER    MANAGER GROWTH
                                       ------------  ------------  --------------
Operations:
   Investment income (loss) - net           72,510       25,227         43,062
   Net realized gains (losses) on
      investments                          (25,326)      25,410         54,384
   Net change in unrealized
      appreciation or depreciation
      of investments                       (50,556)       9,888         88,554
                                        ----------     --------      ---------
Net increase (decrease) in net assets
   resulting from operations                (3,372)      60,525        186,000
                                        ----------     --------      ---------
Policy transactions (notes 2, 3 and
   5):
   Policy purchase payments              1,085,407      129,921        286,485
   Policy terminations, withdrawal
      payments and charges              (1,014,194)    (133,291)      (284,787)
                                        ----------     --------      ---------
Increase (decrease) in net assets
   from Policy transactions                 71,213       (3,370)         1,698
                                        ----------     --------      ---------
Increase (decrease) in net assets           67,841       57,155        187,698
Net assets at the beginning of year        839,036      406,614      1,005,677
                                        ----------     --------      ---------
Net assets at the end of year              906,877      463,769      1,193,375
                                        ==========     ========      =========

See accompanying notes to financial statements.

                                                       SEGREGATED SUB-ACCOUNTS
                                       -------------------------------------------------------
                                                                   FIDELITY VIP
                                       FIDELITY VIP  FIDELITY VIP     GROWTH      FIDELITY VIP
                                         BALANCED       GROWTH     OPPORTUNITIES    INDEX 500
                                       ------------  ------------  -------------  ------------
Operations:
   Investment income (loss) - net        $  16,926        32,086         (3,682)       76,872
   Net realized gains (losses) on
      investments                           19,602       423,726        119,136       192,187
   Net change in unrealized
      appreciation or depreciation
      of investments                       (11,148)      916,472        177,821      (145,573)
                                         ---------    ----------      ---------     ---------
Net increase (decrease) in net assets
   resulting from operations                25,380     1,372,284        293,275       123,486
                                         ---------    ----------      ---------     ---------
Policy transactions (notes 2, 3 and
   5):
   Policy purchase payments                176,537     1,997,509        519,961       749,037
   Policy terminations, withdrawal
      payments and charges                (156,655)   (1,783,109)      (486,486)     (887,348)
                                         ---------    ----------      ---------     ---------
Increase (decrease) in net assets
   from Policy transactions                 19,882       214,400         33,475      (138,311)
                                         ---------    ----------      ---------     ---------
Increase (decrease) in net assets           45,262     1,586,684        326,750       (14,825)
Net assets at the beginning of year        287,765     5,112,159      1,305,909     2,278,611
                                         ---------    ----------      ---------     ---------
Net assets at the end of year            $ 333,027     6,698,843      1,632,659     2,263,786
                                         =========    ==========      =========     =========


                                                SEGREGATED SUB-ACCOUNTS
                                       -----------------------------------------
                                       FIDELITY VIP
                                        INVESTMENT   FIDELITY VIP  FIDELITY VIP
                                        GRADE BOND      MID-CAP    MONEY MARKET
                                       ------------  ------------  ------------
Operations:
   Investment income (loss) - net          19,327         21,997        37,918
   Net realized gains (losses) on
      investments                          (6,070)     1,578,358            --
   Net change in unrealized
      appreciation or depreciation
      of investments                        5,000       (530,105)           --
                                         --------     ----------    ----------
Net increase (decrease) in net assets
   resulting from operations               18,257      1,070,250        37,918
                                         --------     ----------    ----------
Policy transactions (notes 2, 3 and
   5):
   Policy purchase payments               173,948      1,361,660     1,355,504
   Policy terminations, withdrawal
      payments and charges               (259,904)    (1,950,851)   (1,262,587)
                                         --------     ----------    ----------
Increase (decrease) in net assets
   from Policy transactions               (85,956)      (589,191)       92,917
                                         --------     ----------    ----------
Increase (decrease) in net assets         (67,699)       481,059       130,835
Net assets at the beginning of year       501,857      7,049,337       745,838
                                         --------     ----------    ----------
Net assets at the end of year             434,158      7,530,396       876,673
                                         ========     ==========    ==========

See accompanying notes to financial statements.

                                                        SEGREGATED SUB-ACCOUNTS
                                       ---------------------------------------------------------
                                                     FIDELITY VIP    FIDELITY VIP
                                       FIDELITY VIP   AGGRESSIVE   DYNAMIC CAPITAL  FIDELITY VIP
                                         OVERSEAS       GROWTH       APPRECIATION       VALUE
                                       ------------  ------------  ---------------  ------------
Operations:
   Investment income (loss) - net      $   129,934          403          1,945          11,791
   Net realized gains (losses) on
      investments                          649,538       46,863         47,520          29,020
   Net change in unrealized
      appreciation or depreciation of
         investments                      (123,328)      (9,400)       (27,438)        (31,084)
                                       -----------     --------       --------        --------
Net increase (decrease) in net assets
   resulting from operations               656,144       37,866         22,027           9,727
                                       -----------     --------       --------        --------
Policy transactions (notes 2, 3 and
   5):
   Policy purchase payments                832,023      170,316         70,486          94,204
   Policy terminations, withdrawal
      payments and charges              (1,004,507)    (318,055)      (108,209)       (123,389)
                                       -----------     --------       --------        --------
Increase (decrease) in net assets
   from Policy transactions               (172,484)    (147,739)       (37,723)        (29,185)
                                       -----------     --------       --------        --------
Increase (decrease) in net assets          483,660     (109,873)       (15,696)        (19,458)
Net assets at the beginning of year      3,963,969      344,479        288,740         176,740
                                       -----------     --------       --------        --------
Net assets at the end of year          $ 4,447,629      234,606        273,044         157,282
                                       ===========     ========       ========        ========

                                                SEGREGATED SUB-ACCOUNTS
                                       ----------------------------------------
                                       FIDELITY VIP  FIDELITY VIP
                                           VALUE        GROWTH     FIDELITY VIP
                                         STRATEGY        STOCK      REAL ESTATE
                                       ------------  ------------  ------------
Operations:
   Investment income (loss) - net          16,728          (66)         4,328
   Net realized gains (losses) on
      investments                          12,556        5,751         69,714
   Net change in unrealized
      appreciation or depreciation of
         investments                      (20,954)      (1,173)      (115,141)
                                         --------      -------       --------
Net increase (decrease) in net assets
   resulting from operations                8,330        4,512        (41,099)
                                         --------      -------       --------
Policy transactions (notes 2, 3 and
   5):
   Policy purchase payments               142,989       39,182        114,382
   Policy terminations, withdrawal
      payments and charges               (122,489)     (27,710)      (204,368)
                                         --------      -------       --------
Increase (decrease) in net assets
   from Policy transactions                20,500       11,472        (89,986)
                                         --------      -------       --------
Increase (decrease) in net assets          28,830       15,984       (131,085)
Net assets at the beginning of year       191,112       21,184        307,951
                                         --------      -------       --------
Net assets at the end of year             219,942       37,168        176,866
                                         ========      =======       ========

See accompanying notes to financial statements.

                                                       SEGREGATED SUB-ACCOUNTS
                                       ------------------------------------------------------
                                       FIDELITY VIP  FIDELITY VIP  FIDELITY VIP
                                         STRATEGIC   INTL CAPITAL      VALUE     FIDELITY VIP
                                          INCOME     APPRECIATION     LEADERS    FREEDOM 2010
                                       ------------  ------------  ------------  ------------
Operations:
   Investment income (loss) - net        $  2,397          852           212           190
   Net realized gains (losses) on
      investments                           2,392       19,127         1,856           366
   Net change in unrealized
      appreciation or depreciation of
         investments                       (1,401)     (23,497)       (1,575)         (258)
                                         --------      -------       -------        ------
Net increase (decrease) in net assets
   resulting from operations                3,388       (3,518)          493           298
                                         --------      -------       -------        ------
Policy transactions (notes 2, 3 and
   5):
   Policy purchase payments                68,598      178,675        16,991         7,050
   Policy terminations, withdrawal
      payments and charges                (58,081)     (47,121)      (11,906)       (2,236)
                                         --------      -------       -------        ------
Increase (decrease) in net assets
   from Policy transactions                10,517      131,554         5,085         4,814
                                         --------      -------       -------        ------
Increase (decrease) in net assets          13,905      128,036         5,578         5,112
Net assets at the beginning of year        41,055        6,189         8,565         3,148
                                         --------      -------       -------        ------
Net assets at the end of year            $ 54,960      134,225        14,143         8,260
                                         ========      =======       =======        ======

                                                SEGREGATED SUB-ACCOUNTS
                                       ----------------------------------------
                                       FIDELITY VIP  FIDELITY VIP  FIDELITY VIP
                                       FREEDOM 2015  FREEDOM 2020  FREEDOM 2025
                                       ------------  ------------  ------------
Operations:
   Investment income (loss) - net             98           140           165
   Net realized gains (losses) on
      investments                            237           467           395
   Net change in unrealized
      appreciation or depreciation of
         investments                         (41)         (235)         (111)
                                          ------        ------        ------
Net increase (decrease) in net assets
   resulting from operations                 294           372           449
                                          ------        ------        ------
Policy transactions (notes 2, 3 and
   5):
   Policy purchase payments                1,867         6,491         6,775
   Policy terminations, withdrawal
      payments and charges                (1,452)       (2,837)       (1,902)
                                          ------        ------        ------
Increase (decrease) in net assets
   from Policy transactions                  415         3,654         4,873
                                          ------        ------        ------
Increase (decrease) in net assets            709         4,026         5,322
Net assets at the beginning of year        3,168         3,242         3,242
                                          ------        ------        ------
Net assets at the end of year              3,877         7,268         8,564
                                          ======        ======        ======

See accompanying notes to financial statements.

                                                                          SEGREGATED SUB-ACCOUNTS
                                       ---------------------------------------------------------------------------------------------
                                                     FIDELITY VIP  FIDELITY VIP   JANUS    JANUS ASPEN   LORD ABBETT
                                       FIDELITY VIP    FREEDOM     DISCIPLINED    ASPEN   INTERNATIONAL    MID-CAP    WADDELL & REED
                                       FREEDOM 2030     INCOME      SMALL CAP     FORTY       GROWTH        VALUE        BALANCED
                                       ------------  ------------  ------------  -------  -------------  -----------  --------------
Operations:
   Investment income (loss) - net        $   514          148            115        (240)      11,723        10,434        131,893
   Net realized gains (losses) on
      investments                          1,614           49            978       7,191       49,149       428,640        166,983
   Net change in unrealized
      appreciation or depreciation of
         investments                        (708)          (5)        (2,325)     20,846      705,836      (391,564)       946,431
                                         --------       -----        -------     -------    ---------    ----------     ----------
Net increase (decrease) in net assets
   resulting from operations               1,420          192         (1,232)     27,797      766,708        47,510      1,245,307
                                         --------       -----        -------     -------    ---------    ----------     ----------
Policy transactions (notes 2, 3 and
   5):
   Policy purchase payments               31,943        1,158         33,524      24,852      939,375     1,197,012        940,961
   Policy terminations, withdrawal
      payments and charges                 (9,688)       (355)       (11,951)    (18,689)    (119,249)   (1,474,365)    (1,607,687)
                                         --------       -----        -------     -------    ---------    ----------     ----------
Increase (decrease) in net assets
   from Policy transactions                22,255         803         21,573       6,163      820,126      (277,353)      (666,726)
                                         --------       -----        -------     -------    ---------    ----------     ----------
Increase (decrease) in net assets          23,675         995         20,341      33,960    1,586,834      (229,843)       578,581
Net assets at the beginning of year         3,358       3,070         13,290      74,519    2,022,184     2,474,538      9,344,688
                                         --------       -----        -------     -------    ---------    ----------     ----------
Net assets at the end of year            $ 27,033       4,065         33,631     108,479    3,609,018     2,244,695      9,923,269
                                         ========       =====        =======     =======    =========    ==========     ==========

See accompanying notes to financial statements.

                                                                                      SEGREGATED SUB-ACCOUNTS
                                                                 ----------------------------------------------------------------
                                                                                 WADDELL & REED  WADDELL & REED
                                                                 WADDELL & REED   INTERNATIONAL    SMALL CAP     WADDELL & REED
                                                                     GROWTH           VALUE          GROWTH           VALUE
                                                                 --------------  --------------  --------------  --------------
Operations:
   Investment income (loss) - net                                  $   (2,729)        59,429          (1,271)          1,083
   Net realized gains (losses) on investments                          79,958        402,792          38,677          40,821
   Net change in unrealized appreciation or depreciation
      of investments                                                  616,347       (135,796)         (4,030)        (32,968)
                                                                   ----------      ---------         -------        --------
Net increase (decrease) in net assets resulting from operations       693,576        326,425          33,376           8,936
                                                                   ----------      ---------         -------        --------
Policy transactions (notes 2, 3 and 5):
   Policy purchase payments                                           105,638      1,803,549          57,045          46,595
   Policy terminations, withdrawal payments and charges              (124,544)      (146,181)        (60,132)       (108,457)
                                                                   ----------      ---------         -------        --------
Increase (decrease) in net assets from Policy transactions            (18,906)     1,657,368          (3,087)        (61,862)
                                                                   ----------      ---------         -------        --------
Increase (decrease) in net assets                                     674,670      1,983,793          30,289         (52,926)
Net assets at the beginning of year                                 2,704,287      2,095,384         254,060         259,640
                                                                   ----------      ---------         -------        --------
Net assets at the end of year                                      $3,378,957      4,079,177         284,349         206,714
                                                                   ==========      =========         =======        ========

                                                                             SEGREGATED SUB-ACCOUNTS
                                                                 ----------------------------------------------
                                                                 WADDELL & REED  WADDELL & REED
                                                                    MICRO-CAP       SMALL CAP    WADDELL & REED
                                                                     GROWTH           VALUE        CORE EQUITY
                                                                 --------------  --------------  --------------
Operations:
   Investment income (loss) - net                                      (596)           (950)            284
   Net realized gains (losses) on investments                         8,895          15,551          10,973
   Net change in unrealized appreciation or depreciation
      of investments                                                   (640)        (26,847)         (2,018)
                                                                    -------         -------         -------
Net increase (decrease) in net assets resulting from operations       7,659         (12,246)          9,239
                                                                    -------         -------         -------
Policy transactions (notes 2, 3 and 5):
   Policy purchase payments                                          27,441          28,467          26,788
   Policy terminations, withdrawal payments and charges             (23,858)        (20,133)        (12,059)
                                                                    -------         -------         -------
Increase (decrease) in net assets from Policy transactions            3,583           8,334          14,729
                                                                    -------         -------         -------
Increase (decrease) in net assets                                    11,242          (3,912)         23,968
Net assets at the beginning of year                                 129,986         259,246          62,505
                                                                    -------         -------         -------
Net assets at the end of year                                       141,228         255,334          86,473
                                                                    =======         =======         =======

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                         PERIOD ENDED DECEMBER 31, 2007

                                                                    SEGREGATED SUB-ACCOUNTS
                                                                 ----------------------------
                                                                 WADDELL & REED     VAN ECK
                                                                    SCIENCE &      WORLDWIDE
                                                                   TECHNOLOGY*   HARD ASSETS*
                                                                 --------------  ------------
Operations:
   Investment income (loss) - net                                  $      (8)           (14)
   Net realized gains (losses) on investments                        114,124         (3,471)
   Net change in unrealized appreciation or depreciation
      of investments                                                 (99,810)       124,156
                                                                   ---------      ---------
Net increase (decrease) in net assets resulting from operations       14,306        120,671
                                                                   ---------      ---------
Policy transactions (notes 2, 3 and 5):
   Policy purchase payments                                          938,331      1,630,965
   Policy terminations, withdrawal payments and charges             (282,365)      (298,701)
                                                                   ---------      ---------
Increase (decrease) in net assets from Policy transactions           655,966      1,332,264
                                                                   ---------      ---------
Increase (decrease) in net assets                                    670,272      1,452,935
Net assets at the beginning of period                                     --             --
                                                                   ---------      ---------
Net assets at the end of period                                    $ 670,272      1,452,935
                                                                   =========      =========

See accompanying notes to financial statements.

* For the period from May 31, 2007 (commencement of operations) to December 31, 2007.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                     YEAR OR PERIOD ENDED DECEMBER 31, 2006

                                                                       SEGREGATED SUB-ACCOUNTS
                                     -----------------------------------------------------------------------------------------
                                                                                         ADVANTUS     ADVANTUS
                                                   ADVANTUS    ADVANTUS    ADVANTUS      MATURING     MATURING      ADVANTUS
                                       ADVANTUS      MONEY       INDEX     MORTGAGE     GOVERNMENT   GOVERNMENT  INTERNATIONAL
                                         BOND       MARKET        500     SECURITIES  BOND 2006 (a)   BOND 2010       BOND
                                     -----------  ----------  ----------  ----------  -------------  ----------  -------------
Operations:
   Investment income (loss) - net    $    (1,468)    195,994     (71,787)      (402)         (8)           (53)        (62)
   Net realized gains (losses) on
      investments                        205,025          --     581,256      3,079         369         (2,125)        638
   Net change in unrealized
      appreciation or depreciation
      of investments                   1,174,878          --   7,054,509     11,702        (358)           734         (13)
                                     -----------  ----------  ----------    -------      ------       --------      ------
Net increase (decrease) in net
   assets resulting from operations    1,378,435     195,994   7,563,978     14,379           3         (1,444)        563
                                     -----------  ----------  ----------    -------      ------       --------      ------
Policy transactions (notes 2,
   3 and 5):
   Policy purchase payments:             832,425   2,227,977   6,768,805     92,530          --        421,583       6,777
   Policy terminations, withdrawal
      payments and charges:           (1,261,247) (2,076,661) (4,017,983)   (58,348)     (2,733)      (369,528)     (4,397)
                                     -----------  ----------  ----------    -------      ------       --------      ------
Increase (decrease) in net assets
   from Policy transactions             (428,822)    151,316   2,750,822     34,182      (2,733)        52,055       2,380
                                     -----------  ----------  ----------    -------      ------       --------      ------
Increase (decrease) in net assets        949,613     347,310  10,314,800     48,561      (2,730)        50,611       2,943
Net assets at the beginning of year   30,011,118   4,581,386  48,830,916    247,320       2,730        142,983      15,623
                                     -----------  ----------  ----------    -------      ------       --------      ------
Net assets at the end of year        $30,960,731   4,928,696  59,145,716    295,881          --        193,594      18,566
                                     ===========  ==========  ==========    =======      ======       ========      ======

(a) For the period January 1, 2006 to September 15, 2006. Pursuant to the terms of the prospectus, the Maturing Government Bond 2006 sub-account made a liquidating distribution and ceased operations on September 15, 2006.

See accompanying notes to financial statements.

                                                                         SEGREGATED SUB-ACCOUNTS
                                     -----------------------------------------------------------------------------------------------
                                       ADVANTUS     ADVANTUS                 FIDELITY VIP                               FIDELITY VIP
                                      INDEX 400   REAL ESTATE  FIDELITY VIP    GROWTH &     FIDELITY VIP  FIDELITY VIP      ASSET
                                       MID-CAP     SECURITIES   CONTRAFUND      INCOME     EQUITY-INCOME   HIGH INCOME     MANAGER
                                     -----------  -----------  ------------  ------------  -------------  ------------  ------------
Operations:
   Investment income (loss) - net    $    (2,329)       (390)       60,669         7,079        59,637        60,377         9,404
   Net realized gains (losses) on
      investments                        763,031      21,701     1,062,720       105,817       273,417        10,924        11,054
   Net change in unrealized
      appreciation or depreciation
      of investments                     938,706     348,673      (502,011)       25,720       (21,642)       11,495         6,750
                                     -----------   ---------    ----------     ---------     ---------      --------      --------
Net increase (decrease) in net
   assets resulting from operations    1,699,408     369,984       621,378       138,616       311,412        82,796        27,208
                                     -----------   ---------    ----------     ---------     ---------      --------      --------
Policy transactions (notes 2,
   3 and 5):
   Policy purchase payments:           4,084,106     773,884     1,557,179       406,723       373,535       234,212       121,721
   Policy terminations, withdrawal
      payments and charges:           (2,275,348)   (173,553)   (1,655,117)     (465,487)     (404,684)     (377,354)     (161,259)
                                     -----------   ---------    ----------     ---------     ---------      --------      --------
Increase (decrease) in net assets
   from Policy transactions            1,808,758     600,331       (97,938)      (58,764)      (31,149)     (143,142)      (39,538)
                                     -----------   ---------    ----------     ---------     ---------      --------      --------
Increase (decrease) in net assets      3,508,166     970,315       523,440        79,852       280,263       (60,346)      (12,330)
Net assets at the beginning of year   15,754,573   1,073,027     5,431,971     1,109,044     1,596,529       899,382       418,944
                                     -----------   ---------    ----------     ---------     ---------      --------      --------
Net assets at the end of year        $19,262,739   2,043,342     5,955,411     1,188,896     1,876,792       839,036       406,614
                                     ===========   =========    ==========     =========     =========      ========      ========


See accompanying notes to financial statements.

                                                                       SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------------
                                     FIDELITY VIP
                                         ASSET     FIDELITY                 FIDELITY VIP                FIDELITY VIP
                                        MANAGER       VIP    FIDELITY VIP      GROWTH     FIDELITY VIP   INVESTMENT   FIDELITY VIP
                                        GROWTH     BALANCED     GROWTH     OPPORTUNITIES    INDEX 500    GRADE BOND      MID-CAP
                                     ------------  --------  ------------  -------------  ------------  ------------  ------------
Operations:
   Investment income (loss) - net      $   16,316     6,668        6,411         5,150         30,316       20,700          5,717
   Net realized gains (losses) on
      investments                          28,180    33,918      117,503        84,167        143,519       (9,955)     1,354,646
   Net change in unrealized
      appreciation or depreciation
      of investments                       19,703    (7,029)     197,064       (22,117)       134,487       15,286       (562,200)
                                       ----------  --------   ----------     ---------      ---------     --------     ----------
Net increase (decrease) in net
   assets resulting from operations        64,199    33,557      320,978        67,200        308,322       26,031        798,163
                                       ----------  --------   ----------     ---------      ---------     --------     ----------
Policy transactions (notes 2,
   3 and 5):
   Policy purchase payments:              260,354   158,542    1,411,621       468,384        639,291      221,867      1,523,411
   Policy terminations, withdrawal
      payments and charges:              (267,490) (267,923)  (1,524,784)     (501,557)      (801,823)    (327,805)    (1,386,402)
                                       ----------  --------   ----------     ---------      ---------     --------     ----------
Increase (decrease) in net assets
   from Policy transactions                (7,136) (109,381)    (113,163)      (33,173)      (162,532)    (105,938)       137,009
                                       ----------  --------   ----------     ---------      ---------     --------     ----------
Increase (decrease) in net assets          57,063   (75,824)     207,815        34,027        145,790      (79,907)       935,172
Net assets at the beginning of year       948,614   363,589    4,904,344     1,271,882      2,132,821      581,764      6,114,165
                                       ----------  --------   ----------     ---------      ---------     --------     ----------
Net assets at the end of year          $1,005,677   287,765    5,112,159     1,305,909      2,278,611      501,857      7,049,337
                                       ==========  ========   ==========     =========      =========     ========     ==========

See accompanying notes to financial statements.

                                                                        SEGREGATED SUB-ACCOUNTS
                                     --------------------------------------------------------------------------------------------
                                                                               FIDELITY VIP                FIDELITY
                                                                 FIDELITY VIP     DYNAMIC                     VIP    FIDELITY VIP
                                     FIDELITY VIP  FIDELITY VIP   AGGRESSIVE      CAPITAL    FIDELITY VIP    VALUE      GROWTH
                                     MONEY MARKET    OVERSEAS       GROWTH     APPRECIATION      VALUE     STRATEGY      STOCK
                                     ------------  ------------  ------------  ------------  ------------  --------  ------------
Operations:
   Investment income (loss) - net     $  29,993        22,945        6,194           849         1,461          537        (69)
   Net realized gains (losses) on
      investments                            --       297,132       19,924        19,600        18,027       26,411      3,224
   Net change in unrealized
      appreciation or depreciation
      of investments                         --       276,283       (9,362)        6,021         2,835       (1,876)    (1,920)
                                      ---------     ---------      -------       -------       -------      -------    -------
Net increase (decrease) in net
   assets resulting from operations      29,993       596,360       16,756        26,470        22,323       25,072      1,235
                                      ---------     ---------      -------       -------       -------      -------    -------
Policy transactions (notes 2,
   3 and 5):
   Policy purchase payments:            720,972       803,682      265,821       206,516        68,248       94,434     13,870
   Policy terminations, withdrawal
      payments and charges:            (533,721)     (963,941)     (78,385)      (85,909)      (87,939)     (91,884)   (51,764)
                                      ---------     ---------      -------       -------       -------      -------    -------
Increase (decrease) in net assets
   from Policy transactions             187,251      (160,259)     187,436       120,607       (19,691)       2,550    (37,894)
                                      ---------     ---------      -------       -------       -------      -------    -------
Increase (decrease) in net assets       217,244       436,101      204,192       147,077         2,632       27,622    (36,659)
Net assets at the beginning of year     528,594     3,527,868      140,287       141,663       174,108      163,490     57,843
                                      ---------     ---------      -------       -------       -------      -------    -------
Net assets at the end of year         $ 745,838     3,963,969      344,479       288,740       176,740      191,112     21,184
                                      =========     =========      =======       =======       =======      =======    =======

See accompanying notes to financial statements.

                                                                         SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------------
                                     FIDELITY   FIDELITY  FIDELITY VIP
                                       VIP        VIP     INTERNATIONAL  FIDELITY VIP
                                       REAL    STRATEGIC     CAPITAL        VALUE       FIDELITY VIP   FIDELITY VIP   FIDELITY VIP
                                      ESTATE     INCOME   APPRECIATION*    LEADERS*    FREEDOM 2010*  FREEDOM 2015*  FREEDOM 2020*
                                     --------  ---------  -------------  ------------  -------------  -------------  -------------
Operations:
   Investment income (loss) - net    $ 12,173     1,833          90             96           54              39             51
   Net realized gains (losses) on
      investments                      35,169        (9)         92            165           11              19             25
   Net change in unrealized
      appreciation or depreciation
      of investments                   30,815       620         184            123           67              88             91
                                     --------   -------       -----          -----        -----           -----          -----
Net increase (decrease) in net
   assets resulting from operations    78,157     2,444         366            384          132             146            167
                                     --------   -------       -----          -----        -----           -----          -----
Policy transactions (notes 2,
   3 and 5):
   Policy purchase payments:          100,418    37,054       5,855          8,251        3,049           3,066          3,108
   Policy terminations, withdrawal
      payments and charges:           (87,044)  (17,941)        (32)           (70)         (33)            (44)           (33)
                                     --------   -------       -----          -----        -----           -----          -----
Increase (decrease) in net assets
   from Policy transactions            13,374    19,113       5,823          8,181        3,016           3,022          3,075
                                     --------   -------       -----          -----        -----           -----          -----
Increase (decrease) in net assets      91,531    21,557       6,189          8,565        3,148           3,168          3,242
Net assets at the beginning of
   period                             216,420    19,498          --             --           --              --             --
                                     --------   -------       -----          -----        -----           -----          -----
Net assets at the end of perod       $307,951    41,055       6,189          8,565        3,148           3,168          3,242
                                     ========   =======       =====          =====        =====           =====          =====

* For the period from October 2, 2006 (commencement of operations) to December 31, 2006.

See accompanying notes to financial statements.

                                                                          SEGREGATED SUB-ACCOUNTS
                                     -----------------------------------------------------------------------------------------
                                     FIDELITY
                                        VIP                   FIDELITY VIP  FIDELITY VIP    JANUS    JANUS ASPEN   LORD ABBETT
                                      FREEDOM   FIDELITY VIP     FREEDOM     DISCIPLINED    ASPEN   INTERNATIONAL    MID CAP
                                       2025*   FREEDOM 2030*     INCOME*     SMALL CAP*     FORTY       GROWTH        VALUE
                                     --------  -------------  ------------  ------------  --------  -------------  ----------
Operations:
   Investment income (loss) - net     $   59          55             88            12        (217)       31,270       27,585
   Net realized gains (losses) on
      investments                         35          29             10             2       4,302        12,670      182,109
   Net change in unrealized
      appreciation or depreciation
      of investments                      79         108            (28)          493       1,640       456,878       51,015
                                      ------       -----          -----        ------     -------     ---------    ---------
Net increase (decrease) in net
   assets resulting from operations      173         192             70           507       5,725       500,818      260,709
                                      ------       -----          -----        ------     -------     ---------    ---------
Policy transactions (notes 2,
   3 and 5):
   Policy purchase payments:           3,073       3,258          3,000        12,810      18,762     1,488,593      767,486
   Policy terminations, withdrawal
      payments and charges:               (4)        (92)            --           (27)    (17,863)      (45,001)    (654,752)
                                      ------       -----          -----        ------     -------     ---------    ---------
Increase (decrease) in net assets
   from Policy transactions            3,069       3,166          3,000        12,783         899     1,443,592      112,734
                                      ------       -----          -----        ------     -------     ---------    ---------
Increase (decrease) in net assets      3,242       3,358          3,070        13,290       6,624     1,944,410      373,443
Net assets at the beginning of
   period                                 --          --             --            --      67,895        77,774    2,101,095
                                      ------       -----          -----        ------     -------     ---------    ---------
Net assets at the end of period       $3,242       3,358          3,070        13,290      74,519     2,022,184    2,474,538
                                      ======       =====          =====        ======     =======     =========    =========

* For the period from October 2, 2006 (commencement of operations) to December 31, 2006.

See accompanying notes to financial statements.

                                                                       SEGREGATED SUB-ACCOUNTS
                                     -------------------------------------------------------------------------------------------
                                                                            WADDELL &
                                      WADDELL &  WADDELL &  WADDELL & REED     REED    WADDELL &  WADDELL & REED  WADDELL & REED
                                        REED        REED     INTERNATIONAL  SMALL CAP     REED       MICRO-CAP       SMALL CAP
                                      BALANCED     GROWTH        VALUE        GROWTH     VALUE         GROWTH           VALUE
                                     ----------  ---------  --------------  ---------  ---------  --------------  --------------
Operations:
   Investment income (loss) - net    $  126,735     (2,221)       43,904      (1,138)     3,389          (509)         12,403
   Net realized gains (losses) on
      investments                        42,074    (21,147)      146,498      31,826     16,858         3,665          10,719
   Net change in unrealized
      appreciation or depreciation
      of investments                    780,831    151,304       206,655     (19,148)    16,287        10,110          13,083
                                     ----------  ---------     ---------     -------    -------       -------         -------
Net increase (decrease) in net
   assets resulting from operations     949,640    127,936       397,057      11,540     36,534        13,266          36,205
                                     ----------  ---------     ---------     -------    -------       -------         -------
Policy transactions (notes 2,
   3 and 5):
   Policy purchase payments:             82,693    110,051     1,505,724      53,714     46,608        28,909          21,013
   Policy terminations, withdrawal
      payments and charges:            (225,919)  (108,681)      (71,927)    (43,066)   (49,560)      (11,801)        (18,277)
                                     ----------  ---------     ---------     -------    -------       -------         -------
Increase (decrease) in net assets
   from Policy transactions            (143,226)     1,370     1,433,797      10,648     (2,952)       17,108           2,736
                                     ----------  ---------     ---------     -------    -------       -------         -------
Increase (decrease) in net assets       806,414    129,306     1,830,854      22,188     33,582        30,374          38,941
Net assets at the beginning of year   8,538,274  2,574,981       264,530     231,872    226,058        99,612         220,305
                                     ----------  ---------     ---------     -------    -------       -------         -------
Net assets at the end of year        $9,344,688  2,704,287     2,095,384     254,060    259,640       129,986         259,246
                                     ==========  =========     =========     =======    =======       =======         =======

See accompanying notes to financial statements.

                                     SEGREGATED SUB-ACCOUNTS
                                     -----------------------
                                          WADDELL & REED
                                            CORE EQUITY
                                          --------------
Operations:
   Investment income (loss) - net             $   346
   Net realized gains (losses) on
      investments                               2,918
   Net change in unrealized
      appreciation or depreciation
      of investments                            4,342
                                              -------
Net increase (decrease) in net
   assets resulting from operations             7,606
                                              -------
Policy transactions (notes 2,
   3 and 5):
   Policy purchase payments:                   30,596
   Policy terminations, withdrawal
      payments and charges:                   (5,041)
                                              -------
Increase (decrease) in net assets
   from Policy transactions                    25,555
                                              -------
Increase (decrease) in net assets              33,161
Net assets at the beginning of year            29,344
                                              -------
Net assets at the end of year                 $62,505
                                              =======

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2007 AND 2006

(1) ORGANIZATION AND BASIS OF PRESENTATION

The Minnesota Life Variable Universal Life Account (the Account), was established on August 8, 1994 as a segregated asset account of Minnesota Life Insurance Company (Minnesota Life) under Minnesota law and is registered as a unit investment trust under the Investment Company Act of 1940 (as amended). The Account commenced operations on March 8, 1995. The Account currently offers four types of policies, herein referred to as Option 1, 2, 3 and 4, consisting of fifty segregated sub-accounts to which policy owners may allocate their purchase payments and each having a different mortality and expense charge and unit value. The Account charges a mortality and expense risk charge, which varies based on the group-sponsored insurance program under which the policy is issued. The differentiating features of the policies are described in note 3 below.

The assets of each segregated sub-account are held for the exclusive benefit of the group-sponsored variable universal life insurance policy owners and are not chargeable with liabilities arising out of the business conducted by any other account or by Minnesota Life. Variable universal life policy owners allocate their purchase payments to one or more of the fifty segregated sub-accounts. Such payments are then invested in shares of the Advantus Series Fund, Inc., Fidelity Variable Insurance Products Funds, Janus Aspen Series, Lord Abbett Funds, Inc., Waddell & Reed Target Funds, Inc., or Van Eck Funds, Inc. (collectively, the Underlying Funds). Each of the Underlying Funds is registered under the Investment Company Act of 1940 (as amended) as a diversified (except Advantus International Bond Portfolio which is non-diversified), open-end management investment company.

Securian Financial Services, Inc. (Securian) acts as the underwriter for the Account. Advantus Capital Management, (Advantus) acts as the investment advisor for the Advantus Series Funds, Inc. Both Securian and Advantus are affiliate companies of Minnesota Life.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements and disclosure of contingent assets and liabilities. Actual results could differ from those estimates.

INVESTMENTS IN UNDERLYING FUNDS

Investments in shares of the Underlying Funds are stated at market value which is the net asset value per share as determined daily by each Underlying Fund. Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the FIFO basis.

All dividend distributions received from the Underlying Funds are reinvested in additional shares of the Underlying Funds and are recorded by the sub-accounts on the ex-dividend date. The Advantus Series Fund, Inc. Portfolios and other non-affiliated funds may utilize consent dividends to effectively distribute income for income tax purposes. The Account "consents" to treat these amounts as dividend income for tax purposes although they are not paid by the Underlying Funds. Therefore, no investment income is recorded in the statements of operations related to such consent dividends.

FEDERAL INCOME TAXES

The Account is treated as part of Minnesota Life for federal income tax purposes. Under current interpretation of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the Underlying Funds. Any applicable taxes will be the responsibility of the policy owners or beneficiaries upon termination or withdrawal.

RECENT ACCOUNTING PRONOUNCEMENTS

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The Account does not expect any changes to its fair valuation procedures for net assets and expects the only impact of this pronouncement will be a new disclosure of methods of fair value.

(3) EXPENSES AND RELATED PARTY TRANSACTIONS

OPTION 1:

The mortality and expense charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 0.50 percent of the average daily net assets of the Account. This charge is an expense of the Account and is deducted daily from net assets of the Account. This is charged through the daily unit value calculation.

Policy purchase payments are reflected net of the following charges paid to Minnesota Life:

     A sales load of up to 5.00 percent is deducted from each premium payment. The total sales charges deducted from premium payments for the years ended December 31, 2007 and 2006 amounted to $50,091 and $40,573, respectively.

     A premium tax charge in the amount of 0.75 to 4.00 percent is deducted from each premium payment. Premium taxes are paid to state and local governments. Total premium tax charges deducted from premium payments for the years ended December 31, 2007 and 2006 amounted to $54,528 and $45,364, respectively.

     A federal tax charge of up to 0.35 percent for group-sponsored policies and up to 1.25 percent for an individual policy is deducted from each premium payment. The federal tax charge is paid to offset additional corporate federal income taxes incurred by Minnesota Life under the Omnibus Budget Reconciliation Act of 1990. Total federal tax charges for the years ended December 31, 2007 and 2006 amounted to $8,465 and $6,925, respectively.

In addition to deductions from premium payments, an administration charge, a partial surrender charge, a cost of insurance charge and a charge for additional benefits provided by rider, which is an optional benefit available for additional cost, subject to age and contract, if any, are assessed from the actual cash value of each policy. These charges are paid by redeeming units of the Account held by the policy owner. The administration charge varies based upon the number of eligible members in a group-sponsored program and ranges from $1 to $4 per month. The partial surrender charge is to cover administrative costs incurred by Minnesota Life. The amount of the partial surrender charge is the lesser of $25 or two percent of the amount withdrawn. The cost of insurance charge varies with the amount of insurance, the insured's age, rate class of the insured and gender mix of the group-sponsored contract. See the table below for these charges.

The total cash value charges for the years ended December 31, 2007 and 2006 for each applicable segregated sub-account are as follows:

                                          2007      2006
                                        --------  --------
Advantus Bond                           $  4,644  $  3,520
Advantus Money Market                    135,832   189,567
Advantus Index 500                       206,506   196,883
Advantus Mortgage Securities               5,040     5,132
Advantus Maturing Government Bond 2010     1,606     1,582
Advantus International Bond                1,023     1,284
Advantus Index 400 Mid-Cap                 9,720     9,498
Advantus Real Estate Securities            4,021     3,964
Fidelity VIP Contrafund                   18,897    16,089
Fidelity VIP Equity-Income                73,516    24,123
Fidelity VIP High Income                   2,762     2,674
Janus Aspen Forty                          7,638     5,580
Janus International Growth                 6,893     4,821
Waddell & Reed Balanced                   32,360    31,479
Waddell & Reed Growth                     40,979    38,044
Waddell & Reed International Value        16,370    14,645
Waddell & Reed Small Cap Growth           23,280    18,400

                                   2007     2006
                                 -------  -------
Waddell & Reed Value             $16,084  $14,989
Waddell & Reed Micro-Cap Growth    5,264    5,432
Waddell & Reed Small Cap Value     7,399    6,636
Waddell & Reed Core Equity         3,567    3,460

To the extent the Account invests in the Advantus Series Fund, Inc., the Account indirectly incurs management fees that are payable to Advantus. The advisory fee agreement provides for payments ranging from 0.15% to 0.70% of average daily net assets. In addition, the Advantus Series Fund, Inc. has adopted a Rule 12b-1 distribution plan covering all its portfolios. Under the plan, the Advantus Series Fund, Inc. pays distribution fees equal to 0.25% of average daily net assets to Securian. The Advantus Series Fund, Inc. also pays an administrative services fee to Minnesota Life. In addition, each Portfolio pays an annual fee ranging from 0.02% to 1.19% of net assets to State Street, Inc. for daily fund accounting services.

To the extent the Account invests in non-affiliated funds, the Account will also indirectly incur fees.

OPTION 2:

The mortality and expense charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 0.25 percent of the average daily net assets of the Account. This charge is an expense of the Account and is deducted daily from net assets of the Account. This is charged through the daily unit value calculation.

Policy purchase payments are reflected net of the following charges paid to Minnesota Life:

     A sales load of up to 5.00 percent is deducted from each premium payment. The total sales charges deducted from premium payments for the years ended December 31, 2007 and 2006 amounted to $20,478 and $18,749, respectively.

     A premium tax charge in the amount of 0.75 to 4.00 percent is deducted from each premium payment. Premium taxes are paid to state and local governments. Total premium tax charges deducted from premium payments for the years ended December 31, 2007 and 2006 amounted to $382,434 and $341,462, respectively.

     A federal tax charge of up to 0.35 percent for group-sponsored policies and up to 1.25 percent for an individual policy is deducted from each premium payment. The federal tax charge is paid to offset additional corporate federal income taxes incurred by Minnesota Life under the Omnibus Budget Reconciliation Act of 1990. Total federal tax charges for the years ended December 31, 2007 and 2006 amounted to $67,834 and $62,730, respectively.

In addition to deductions from premium payments, an administration charge, a partial surrender charge, a cost of insurance charge and a charge for additional benefits provided by rider, which is an optional benefit available for additional cost, subject to age and contract, if any, are assessed from the actual cash value of each policy. These charges are paid by redeeming units of the Account held by the policy owner. The administration charge varies based upon the number of eligible members in a group-sponsored program and ranges from $1 to $4 per month. The partial surrender charge is to cover administrative costs incurred by Minnesota Life. The amount of the partial surrender charge is the lesser of $25 or two percent of the amount withdrawn. The cost of insurance charge varies with the amount of insurance, the insured's age, rate class of the insured and gender mix of the group-sponsored contract. See the table below for these charges.

The total cash value charges for the years ended December 31, 2007 and 2006 for each applicable segregated sub-account are as follows:

                         2007      2006
                       --------  --------
Advantus Bond          $140,815  $128,953
Advantus Money Market   202,885   173,468

                                                     2007         2006
                                                  ----------   ----------
Advantus Index 500                                $  332,882   $  347,985
Advantus Mortgage Securities                           1,848        1,668
Advantus Maturing Government Bond 2010                 2,927        2,784
Advantus International Bond                            1,452        1,507
Advantus Index 400 Mid-Cap                           177,880      172,193
Advantus Real Estate Securities                       23,140       16,368
Fidelity VIP Contrafund                            1,147,533    1,048,977
Fidelity VIP Growth & Income                         389,668      384,673
Fidelity VIP Equity-Income                           247,167      219,190
Fidelity VIP High Income                             155,234      144,216
Fidelity VIP Asset Manager                           110,374      104,271
Fidelity VIP Asset Manager Growth                    253,987      233,964
Fidelity VIP Balanced                                135,595      122,605
Fidelity VIP Growth                                1,280,282    1,193,528
Fidelity VIP Growth Opportunities                    416,116      384,673
Fidelity VIP Index 500                               572,893      537,216
Fidelity VIP Investment Grade Bond                   100,052      102,588
Fidelity VIP Mid-Cap                                 862,849      835,933
Fidelity VIP Money Market                            358,954      318,449
Fidelity VIP Overseas                                539,111      490,316
Fidelity VIP Aggressive Growth                        54,127       43,037
Fidelity VIP Dynamic Capital Appreciation             22,431       19,054
Fidelity VIP Value                                    19,273       16,789
Fidelity VIP Value Strategy                           27,115       22,831
Fidelity VIP Growth Stock                             11,005        8,248
Fidelity VIP Real Estate                              48,746       36,876
Fidelity VIP International Capital Appreciation        7,440           35
Fidelity VIP Value Leaders                             1,152           70
Fidelity VIP Freedom 2020                              2,162           30
Fidelity VIP Freedom 2025                              1,340            4
Fidelity VIP Freedom 2030                              2,763           92
Fidelity VIP Disciplined Small Cap                     1,827           45
Janus Aspen Forty                                      1,719        1,397
Janus Aspen International Growth                      20,155       10,578
Lord Abbett Mid Cap Value                              2,525          401
Waddell & Reed Balanced                               11,188        8,957
Waddell & Reed Growth                                 14,480       12,184
Waddell & Reed International Value                    21,824        7,586
Waddell & Reed Small Cap Growth                        7,005        5,125
Waddell & Reed Value                                   8,708        8,172
Waddell & Reed Micro-Cap Growth                        3,552        3,449
Waddell & Reed Small Cap Value                         6,056        4,898
Waddell & Reed Core Equity                             2,171        1,687

To the extent the Account invests in the Advantus Series Fund, Inc., the Account indirectly incurs management fees that are payable to Advantus. The advisory fee agreement provides for payments ranging from 0.15% to 0.70% of average daily net assets. In addition, the Advantus Series Fund, Inc. has adopted a Rule 12b-1 distribution plan covering all its portfolios. Under the plan, the Advantus Series Fund, Inc. pays distribution fees equal to 0.25% of average daily net assets to Securian. The Advantus Series Fund, Inc. also pays an administrative services fee to Minnesota Life. In addition, each Portfolio pays an annual fee ranging from 0.02% to 1.19% of net assets to State Street, Inc. for daily fund accounting services.

To the extent the Account invests in non-affiliated funds, the Account will also indirectly incur fees.

OPTION 3:

There is no mortality and expense charge on Option 3 policies.

Policy purchase payments are reflected net of the following charges paid to Minnesota Life:

     A sales load of up to 5.00 percent is deducted from each premium payment. The total sales charges deducted from premium payments for the years ended December 31, 2007 and 2006 amounted to $936 and $0, respectively.

     A premium tax charge in the amount of 0.75 to 4.00 percent is deducted from each premium payment. Premium taxes are paid to state and local governments. Total premium tax charges deducted from premium payments for the years ended December 31, 2007 and 2006 amounted to $2,461 and $92,229, respectively.

     A federal tax charge of up to 0.35 percent for group-sponsored policies and up to 1.25 percent for an individual policy is deducted from each premium payment. The federal tax charge is paid to offset additional corporate federal income taxes incurred by Minnesota Life under the Omnibus Budget Reconciliation Act of 1990. Total federal tax charges for the years ended December 31, 2007 and 2006 amounted to $1,538 and $57,643, respectively.

In addition to deductions from premium payments, an administration charge, a partial surrender charge, a cost of insurance charge and a charge for additional benefits provided by rider, which is an optional benefit available for additional cost, subject to age and contract, if any, are assessed from the actual cash value of each policy. These charges are paid by redeeming units of the Account held by the policy owner. The administration charge varies based upon the number of eligible members in a group-sponsored program and ranges from $1 to $4 per month. The partial surrender charge is to cover administrative costs incurred by Minnesota Life. The amount of the partial surrender charge is the lesser of $25 or two percent of the amount withdrawn. The cost of insurance charge varies with the amount of insurance, the insured's age, rate class of the insured and gender mix of the group-sponsored contract. See the table below for these charges.

The total cash value charges for the years ended December 31, 2007 and 2006, for each applicable segregated sub-accounts are as follows:

                                    2007        2006
                                 ----------  ----------
Advantus Bond                    $  973,808  $  998,255
Advantus Money Market               427,975     379,995
Advantus Index 500                1,536,358   1,405,526
Advantus Index 400 Mid-Cap        1,091,645     983,707
Advantus Real Estate Securities      47,325      32,740
Waddell & Reed Balanced             144,862     161,573
Waddell & Reed Growth                51,928      53,418

To the extent the Account invests in the Advantus Series Fund, Inc., the Account indirectly incurs management fees that are payable to Advantus. The advisory fee agreement provides for payments ranging from 0.15% to 0.70% of average daily net assets. In addition, the Advantus Series Fund, Inc. has adopted a Rule 12b-1 distribution plan covering all its portfolios. Under the plan, the Advantus Series Fund, Inc. pays distribution fees equal to 0.25% of average daily net assets to Securian. The Advantus Series Fund, Inc. also pays an administrative services fee to Minnesota Life. In addition, each Portfolio pays an annual fee ranging from 0.02% to 1.19% of net assets to State Street, Inc. for daily fund accounting services.

To the extent the Account invests in non-affiliated funds, the Account will also indirectly incur fees.

OPTION 4:

There is no mortality and expense charge on Option 4 policies; however, there is a .10% administrative charge.

Policy purchase payments are reflected net of the following charges paid to Minnesota Life:

     A premium tax charge in the amount of 0.75 to 4.00 percent is deducted from each premium payment. Premium taxes are paid to state and local governments. There were no premium tax charges deducted from premium payments for the years ended December 31, 2007 and 2006.

     A federal tax charge of up to 0.35 percent for group-sponsored policies and up to 1.25 percent for an individual policy is deducted from each premium payment. The federal tax charge is paid to offset additional corporate federal income taxes incurred by Minnesota Life under the Omnibus Budget Reconciliation Act of 1990. There were no federal tax charges for the years ended December 31, 2007 and 2006.

In addition to deductions from premium payments, an administration charge, a partial surrender charge, a cost of insurance charge and a charge for additional benefits provided by rider, which is an optional benefit available for additional cost, subject to age and contract, if any, are assessed from the actual cash value of each policy. These charges are paid by redeeming units of the Account held by the policy owner. The administration charge varies based upon the number of eligible members in a group-sponsored program and ranges from $1 to $4 per month. The partial surrender charge is to cover administrative costs incurred by Minnesota Life. The amount of the partial surrender charge is the lesser of $25 or two percent of the amount withdrawn. The cost of insurance charge varies with the amount of insurance, the insured's age, rate class of the insured and gender mix of the group-sponsored contract. There were no cash value charges for the years ended December 31, 2007 and 2006.

To the extent the Account invests in the Advantus Series Fund, Inc., the Account indirectly incurs management fees that are payable to Advantus. The advisory fee agreement provides for payments ranging from 0.15% to 0.70% of average daily net assets. In addition, the Advantus Series Fund, Inc. has adopted a Rule 12b-1 distribution plan covering all its portfolios. Under the plan, the Advantus Series Fund, Inc. pays distribution fees equal to 0.25% of average daily net assets to Securian. The Advantus Series Fund, Inc. also pays an administrative services fee to Minnesota Life. In addition, each Portfolio pays an annual fee ranging from 0.02% to 1.19% of net assets to State Street, Inc. for daily fund accounting services.

To the extent the Account invests in non-affiliated funds, the Account will also indirectly incur fees.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2007 AND 2006

(4) INVESTMENT TRANSACTIONS

     The Account's purchases of Underlying Funds shares, including reinvestment of dividend distributions, were as follows during the period ended December 31, 2007:

Advantus Bond                                    4,549,306
Advantus Money Market                            6,242,777
Advantus Index 500                               8,143,680
Advantus Mortgage Securities                       213,567
Advantus Maturing Government Bond 2010              54,638
Advantus International Bond                          7,679
Advantus Index 400 Mid-Cap                       3,098,608
Advantus Real Estate Securities                  1,856,205
Fidelity VIP Contrafund                          3,177,208
Fidelity VIP Growth & Income                       493,561
Fidelity VIP Equity-Income                       3,027,539
Fidelity VIP High Income                         1,158,978
Fidelity VIP Asset Manager                         166,868
Fidelity VIP Asset Manager Growth                  330,124
Fidelity VIP Balanced                              197,438
Fidelity VIP Growth                              2,040,344
Fidelity VIP Growth Opportunities                  517,139
Fidelity VIP Index 500                             827,677
Fidelity VIP Investment Grade Bond                 193,721
Fidelity VIP Mid-Cap                             2,070,866
Fidelity VIP Money Market                        1,394,015
Fidelity VIP Overseas                            1,235,436
Fidelity VIP Aggressive Growth                     192,091
Fidelity VIP Dynamic Capital Appreciation          101,921
Fidelity VIP Value                                 114,937
Fidelity VIP Value Strategy                        166,482
Fidelity VIP Growth Stock                           40,804
Fidelity VIP Real Estate                           159,062
Fidelity VIP Strategic Income                       71,757
Fidelity VIP International Capital Appreciation    196,445
Fidelity VIP Value Leaders                          18,393
Fidelity VIP Freedom 2010                            7,422
Fidelity VIP Freedom 2015                            2,081
Fidelity VIP Freedom 2020                            6,831
Fidelity VIP Freedom 2025                            7,176
Fidelity VIP Freedom 2030                           33,271
Fidelity VIP Freedom Income                          1,352
Fidelity VIP Disciplined Small Cap                  33,860
Janus Aspen Forty                                   24,858
Janus Aspen International Growth                   952,985
Lord Abbett Mid-Cap Growth                       1,515,988
Waddell & Reed Balanced                          1,074,361
Waddell & Reed Growth                              181,764
Waddell & Reed International Value               2,232,693
Waddell & Reed Small Cap Growth                     83,725
Waddell & Reed Value                                61,659
Waddell & Reed Micro-Cap Growth                     27,182
Waddell & Reed Small Cap Value                      40,473
Waddell & Reed Core Equity                          34,935
Waddell & Reed Science & Technology              1,048,481
Van Eck Worldwide Hard Assets                    1,630,962

(5) UNIT ACTIVITY FROM POLICY TRANSACTIONS

     Transactions in units for each segregated sub-account for the years ended December 31, 2007 and 2006 were as follows:

                                                         SEGREGATED SUB-ACCOUNTS
                                       ----------------------------------------------------------
                                                                                        ADVANTUS
                                                    ADVANTUS    ADVANTUS    ADVANTUS    MATURING
                                        ADVANTUS      MONEY       INDEX     MORTGAGE   GOVERNMENT
                                          BOND       MARKET        500     SECURITIES   BOND 2010
                                       ----------  ----------  ----------  ----------  ----------
Units outstanding at
   December 31, 2005                   22,371,777   3,493,963  27,724,750   208,546      140,809
      Policy purchase payments            591,001   1,735,558   3,677,547    80,696      423,833
      Policy terminations, withdrawal
         payments and charges            (912,227) (1,604,147) (2,097,832)  (52,349)    (375,192)
                                       ----------  ----------  ----------   -------     --------
Units outstanding at
   December 31, 2006                   22,050,551   3,625,374  29,304,465   236,893      189,450
      Policy purchase payments          2,971,175   4,400,467   3,873,501   191,408       51,435
      Policy terminations, withdrawal
         payments and charges          (3,767,588) (3,940,919) (6,035,743)  (91,682)    (240,885)
                                       ----------  ----------  ----------   -------     --------
 Units outstanding at
   December 31, 2007                   21,254,138   4,084,922  27,142,223   336,619           --
                                       ==========  ==========  ==========   =======     ========

                                                             SEGREGATED SUB-ACCOUNTS
                                       ------------------------------------------------------------------
                                          ADVANTUS     ADVANTUS     ADVANTUS                 FIDELITY VIP
                                       INTERNATIONAL   INDEX 400  REAL ESTATE  FIDELITY VIP    GROWTH &
                                            BOND        MID-CAP    SECURITIES   CONTRAFUND      INCOME
                                       -------------  ----------  -----------  ------------  ------------
Units outstanding at
   December 31, 2005                      10,689       8,205,933    529,540     2,187,508     1,020,627
      Policy purchase payments             4,497       2,058,922    321,822       600,909       356,856
      Policy terminations, withdrawal
         payments and charges             (2,951)     (1,112,619)   (79,251)     (636,667)     (408,344)
                                          ------      ----------   --------     ---------     ---------
Units outstanding at
   December 31, 2006                      12,235       9,152,236    772,111     2,151,750       969,139
      Policy purchase payments             5,988       1,352,154    722,846       492,805       322,622
      Policy terminations, withdrawal
         payments and charges             (1,837)     (1,078,688)  (506,194)     (511,269)     (335,233)
                                          ------      ----------   --------     ---------     ---------
 Units outstanding at
   December 31, 2007                      16,386       9,425,702    988,763     2,133,286       956,528
                                          ======      ==========   ========     =========     =========

                                                                SEGREGATED SUB-ACCOUNTS
                                       ------------------------------------------------------------------------
                                                                     FIDELITY VIP   FIDELITY VIP
                                        FIDELITY VIP  FIDELITY VIP       ASSET          ASSET      FIDELITY VIP
                                       EQUITY-INCOME   HIGH INCOME      MANAGER    MANAGER GROWTH    BALANCED
                                       -------------  ------------   ------------  --------------  ------------
Units outstanding at
   December 31, 2005                       827,363       749,232       382,665         994,254        314,932
      Policy purchase payments             180,560       188,216       108,594         267,632        130,725
      Policy terminations, withdrawal
         payments and charges             (196,384)     (308,109)     (144,318)       (274,204)      (221,966)
                                         ---------      --------      --------        --------       --------
Units outstanding at
   December 31, 2006                       811,539       629,339       346,941         987,682        223,691
      Policy purchase payments           1,018,488       798,482       103,246         258,288        128,379
      Policy terminations, withdrawal
         payments and charges             (206,528)     (762,679)     (106,733)       (258,325)      (114,074)
                                         ---------      --------      --------        --------       --------
 Units outstanding at
   December 31, 2007                     1,623,499       665,142       343,454         987,645        237,996
                                         =========      ========      ========        ========       ========

                                                              SEGREGATED SUB-ACCOUNTS
                                       ---------------------------------------------------------------------
                                                      FIDELITY VIP                FIDELITY VIP
                                       FIDELITY VIP      GROWTH     FIDELITY VIP   INVESTMENT   FIDELITY VIP
                                          GROWTH     OPPORTUNITIES    INDEX 500    GRADE BOND      MID-CAP
                                       ------------  -------------  ------------  ------------  ------------
Units outstanding at
   December 31, 2005                     6,628,947     1,410,738     2,262,626       398,219     2,906,533
      Policy purchase payments           1,861,509       527,188       641,018       150,168       685,851
      Policy terminations, withdrawal
         payments and charges           (2,007,454)     (560,948)     (809,684)     (218,361)     (611,485)
                                        ----------     ---------     ---------      --------     ---------
Units outstanding at
   December 31, 2006                     6,483,002     1,376,978     2,093,960       330,026     2,980,899
      Policy purchase payments           2,224,672       483,544       656,680       112,796       521,126
      Policy terminations, withdrawal
         payments and charges           (1,999,865)     (459,481)     (772,679)     (168,523)     (741,135)
                                        ----------     ---------     ---------      --------     ---------
 Units outstanding at
      December 31, 2007                  6,707,809     1,401,041     1,977,961       274,299     2,760,890
                                        ==========     =========     =========      ========     =========

                                                               SEGREGATED SUB-ACCOUNTS
                                       -----------------------------------------------------------------------
                                                                   FIDELITY VIP    FIDELITY VIP
                                       FIDELITY VIP  FIDELITY VIP   AGGRESSIVE   DYNAMIC CAPITAL  FIDELITY VIP
                                       MONEY MARKET    OVERSEAS       GROWTH       APPRECIATION       VALUE
                                       ------------  ------------  ------------  ---------------  ------------
Units outstanding at
   December 31, 2005                       460,968    3,399,583       144,512        125,478        132,832
      Policy purchase
         payments                          615,892      730,375       262,519        172,378         48,783
      Policy terminations, withdrawal
         payments and charges             (455,133)    (886,926)      (79,252)       (72,900)       (63,816)
                                        ----------    ---------      --------        -------        -------
Units outstanding at
   December 31, 2006                       621,727    3,243,032       327,779        224,956        117,799
      Policy purchase
         payments                        1,103,666      613,063       141,133         51,057         61,151
      Policy terminations, withdrawal
         payments and charges           (1,029,054)    (746,541)     (278,482)       (76,923)       (76,012)
                                        ----------    ---------      --------        -------        -------
Units outstanding at
   December 31, 2007                       696,339    3,109,554       190,430        199,090        102,938
                                        ==========    =========      ========        =======        =======

                                                              SEGREGATED SUB-ACCOUNTS
                                       --------------------------------------------------------------------
                                       FIDELITY VIP  FIDELITY VIP                FIDELITY VIP  FIDELITY VIP
                                           VALUE        GROWTH     FIDELITY VIP    STRATEGIC   INTL CAPITAL
                                         STRATEGY        STOCK      REAL ESTATE     INCOME     APPRECIATION
                                       ------------  ------------  ------------  ------------  ------------
Units outstanding at
   December 31, 2005                      118,710       42,969       111,680        19,199            --
      Policy purchase
         payments                          64,416       10,427        43,259        35,417         5,626
      Policy terminations, withdrawal
         payments and charges             (63,546)     (37,800)      (38,411)      (17,051)          (30)
                                          -------      -------       -------       -------       -------
Units outstanding at
   December 31, 2006                      119,580       15,596       116,528        37,565         5,596
      Policy purchase
         payments                          79,668       24,560        44,363        61,608       148,515
      Policy terminations, withdrawal
         payments and charges             (68,752)     (17,790)      (79,349)      (51,439)      (38,424)
                                          -------      -------       -------       -------       -------
Units outstanding at
   December 31, 2007                      130,496       22,366        81,542        47,734       115,687
                                          =======      =======       =======       =======       =======

                                                              SEGREGATED SUB-ACCOUNTS
                                       --------------------------------------------------------------------
                                       FIDELITY VIP
                                          VALUE      FIDELITY VIP  FIDELITY VIP  FIDELITY VIP  FIDELITY VIP
                                         LEADERS     FREEDOM 2010  FREEDOM 2015  FREEDOM 2020  FREEDOM 2025
                                       ------------  ------------  ------------  ------------  ------------
Units outstanding at
   December 31, 2005                          --            --            --            --            --
      Policy purchase
         payments                          7,998         3,047         3,061         3,102         3,069
      Policy terminations, withdrawal
         payments and charges                (66)          (31)          (41)          (31)           (4)
                                         -------        ------        ------        ------        ------
Units outstanding at
   December 31, 2006                       7,932         3,016         3,020         3,071         3,065
      Policy purchase
         payments                         14,946         6,266         1,655         5,668         5,940
      Policy terminations, withdrawal
         payments and charges            (10,317)       (1,986)       (1,285)       (2,475)       (1,658)
                                         -------        ------        ------        ------        ------
Units outstanding at
   December 31, 2007                      12,561         7,296         3,390         6,264         7,347
                                         =======        ======        ======        ======        ======

                                                            SEGREGATED SUB-ACCOUNTS
                                       ----------------------------------------------------------------
                                                     FIDELITY VIP  FIDELITY VIP   JANUS    JANUS ASPEN
                                       FIDELITY VIP    FREEDOM      DISCIPLINED   ASPEN   INTERNATIONAL
                                       FREEDOM 2030     INCOME       SMALL CAP    FORTY       GROWTH
                                       ------------  ------------  ------------  -------  -------------
Units outstanding at
   December 31, 2005                          --            --            --      89,821       95,321
      Policy purchase
         payments                          3,244         3,000        12,294      24,161    1,488,140
      Policy terminations, withdrawal
         payments and charges                (88)           --           (25)    (23,650)     (42,375)
                                          ------         -----       -------     -------    ---------
Units outstanding at
   December 31, 2006                       3,156         3,000        12,269      90,332    1,541,086
      Policy purchase
         payments                         27,967         1,083        30,293      25,908      713,208
      Policy terminations, withdrawal
         payments and charges             (8,258)         (332)      (10,721)    (19,766)     (82,574)
                                          ------         -----       -------     -------    ---------
Units outstanding at
   December 31, 2007                      22,865         3,751        31,841      96,474    2,171,720
                                          ======         =====       =======     =======    =========

                                                                 SEGREGATED SUB-ACCOUNTS
                                       ---------------------------------------------------------------------------
                                       LORD ABBETT                                  WADDELL & REED  WADDELL & REED
                                         MID-CAP    WADDELL & REED  WADDELL & REED   INTERNATIONAL     SMALL CAP
                                          VALUE        BALANCED         GROWTH           VALUE          GROWTH
                                       -----------  --------------  --------------  --------------  --------------
Units outstanding at
   December 31, 2005                    1,989,522      7,517,902      3,114,713         109,926        123,687
      Policy purchase
         payments                         696,591         45,517         66,004       1,463,844         29,419
      Policy terminations, withdrawal
         payments and charges            (599,686)      (175,791)      (102,802)        (38,318)       (22,086)
                                       ----------     ----------      ---------       ---------        -------
Units outstanding at
   December 31, 2006                    2,086,427      7,387,628      3,077,915       1,535,452        131,020
      Policy purchase
         payments                         943,207        610,539         55,365         654,407         29,594
      Policy terminations, withdrawal
         payments and charges          (1,151,145)    (1,178,984)       (97,066)        (65,963)       (29,234)
                                       ----------     ----------      ---------       ---------        -------
Units outstanding at
   December 31, 2007                    1,878,489      6,819,183      3,036,214       2,123,896        131,380
                                       ==========     ==========      =========       =========        =======

                                                                   SEGREGATED SUB-ACCOUNTS
                                       ------------------------------------------------------------------------------
                                                       WADDELL & REED  WADDELL & REED                  WADDELL & REED
                                       WADDELL & REED     MICRO-CAP       SMALL CAP    WADDELL & REED     SCIENCE &
                                            VALUE          GROWTH           VALUE        CORE EQUITY     TECHNOLOGY
                                       --------------  --------------  --------------  --------------  --------------
Units outstanding at
   December 31, 2005                      143,239          49,572         118,241          30,126               --
      Policy purchase
         payments                          26,554          13,477          10,818          31,013               --
      Policy terminations, withdrawal
         payments and charges             (30,990)         (5,424)         (9,536)         (4,643)              --
                                          -------         -------         -------         -------         --------
Units outstanding at
   December 31, 2006                      138,803          57,625         119,523          56,496               --
      Policy purchase
         payments                          24,677          13,294          14,923          23,404          873,176
      Policy terminations, withdrawal
         payments and charges             (60,485)        (10,130)         (9,500)        (10,325)        (267,262)
                                          -------         -------         -------         -------         --------
Units outstanding at
   December 31, 2007                      102,995          60,789         124,946          69,575          605,914
                                          =======         =======         =======         =======         ========

                                       SEGREGATED SUB-ACCOUNTS
                                       -----------------------
                                                VAN ECK
                                               WORLDWIDE
                                              HARD ASSETS
                                       -----------------------
Units outstanding at
   December 31, 2005                                  --
      Policy purchase
         payments                                     --
      Policy terminations, withdrawal
         payments and charges                         --
                                               ---------
Units outstanding at
   December 31, 2006                                  --
      Policy purchase
         payments                              1,508,774
      Policy terminations, withdrawal
         payments and charges                   (287,047)
                                               ---------
 Units outstanding at
    December 31, 2007                          1,221,727
                                               =========

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          Notes to Financial Statements

(6) FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, net assets, ratios, and total return for variable universal policies for the years ended December 31, 2007, 2006, 2005, 2004, and 2003 is as follows:

                                                        AT DECEMBER 31
                                       -----------------------------------------------
                                          UNITS     UNIT FAIR VALUE LOWEST
                                       OUTSTANDING        TO HIGHEST        NET ASSETS
                                       -----------  ----------------------  ----------
Advantus Bond
   2007                                 21,254,138       1.43 to 1.87       30,684,454
   2006                                 22,050,551       1.40 to 1.83       30,960,731
   2005                                 22,371,777       1.34 to 1.76       30,011,118
   2004                                 21,957,311       1.30 to 1.73       29,613,251
   2003                                 21,962,902       1.24 to 1.65       28,126,839

Advantus Money Market
   2007                                  4,084,922       1.36 to 1.48        5,665,854
   2006                                  3,625,374       1.30 to 1.42        4,928,696
   2005                                  3,493,963       1.25 to 1.37        4,581,386
   2004                                  3,512,805       1.22 to 1.34        4,596,464
   2003                                  3,573,071       1.21 to 1.34        4,661,417

Advantus Index 500
   2007                                 27,142,223       1.99 to 3.00       57,621,431
   2006                                 29,304,465       1.89 to 2.87       59,145,716
   2005                                 27,724,750       1.64 to 2.50       48,830,916
   2004                                 24,519,564       1.57 to 2.41       41,988,778
   2003                                 21,585,879       1.43 to 2.19       33,803,250

Advantus Mortgage Securities
   2007                                    336,619       1.09 to 2.02          419,414
   2006                                    236,893       1.06 to 1.97          295,881
   2005                                    208,546       1.00 to 1.88          247,320
   2004                                    107,476       1.70 to 1.83          186,672
   2003                                     29,214       1.62 to 1.76           50,994

Advantus Maturing Government Bond 2010
   2007 (e)                                     --                 --               --
   2006                                    189,450        .98 to 2.01          193,594
   2005                                    140,809        .98 to 2.01          142,983
   2004                                     32,011       1.56 to 2.02           51,288
   2003                                      3,954       1.51 to 1.97            7,183

Advantus International Bond
   2007                                     16,386       1.07 to 1.69           25,389
   2006                                     12,235       1.47 to 1.55           18,566
   2005                                     10,689       1.42 to 1.49           15,623
   2004                                     15,770       1.57 to 1.64           25,123
   2003                                     13,254       1.41 to 1.48           18,997

Advantus Index 400 Mid-Cap
   2007                                  9,425,702       2.24 to 2.69       21,313,144
   2006                                  9,152,236       2.09 to 2.51       19,262,739
   2005                                  8,205,933       1.90 to 2.29       15,754,573
   2004                                  6,944,682       1.70 to 2.05       13,204,227
   2003                                  6,594,098       1.47 to 1.78       10,771,947

Advantus Real Estate Securities
   2007                                    988,763       2.17 to 2.23        2,195,221
   2006                                    772,111       2.59 to 2.65        2,043,342
   2005                                    529,540       1.99 to 2.03        1,073,027
   2004                                    168,294       1.80 to 1.83          305,180
   2003                                      6,490       1.34 to 1.35            8,706

Fidelity VIP Contrafund
   2007                                  2,133,286       1.06 to 3.58        6,919,829
   2006                                  2,151,750       2.75 to 3.06        5,955,411
   2005                                  2,187,508       2.47 to 2.75        5,431,971
   2004                                  2,100,734       2.12 to 2.37        4,473,427
   2003                                  2,161,705       1.84 to 2.06        3,995,908

                                                 FOR THE YEARS ENDED DECEMBER 31
                                       ---------------------------------------------------
                                         INVESTMENT    EXPENSE RATIO**    TOTAL RETURN***
                                       INCOME RATIO*  LOWEST TO HIGHEST  LOWEST TO HIGHEST
                                       -------------  -----------------  -----------------
Advantus Bond
   2007                                    0.00%         .00% to .50%        1.78% to 2.30%
   2006                                    0.00%         .00% to .50%        4.14% to 4.66%
   2005                                    0.00%         .00% to .50%        1.93% to 2.44%
   2004                                    0.00%         .00% to .50%        4.45% to 4.98%
   2003                                    0.00%         .00% to .50%        4.82% to 5.35%

Advantus Money Market
   2007                                    4.51%         .00% to .50%        4.11% to 4.64%
   2006                                    4.30%         .00% to .50%        3.87% to 4.39%
   2005                                    2.42%         .00% to .50%        1.94% to 2.45%
   2004                                    0.75%         .00% to .50%         .25% to  .75%
   2003                                    1.72%         .00% to .50%         .11% to  .61%

Advantus Index 500
   2007                                    0.00%         .00% to .50%       4.50% to  5.02%
   2006                                    0.00%         .00% to .50%      14.66% to 15.23%
   2005                                    0.00%         .00% to .50%       3.91% to  4.43%
   2004                                    0.00%         .00% to .50%       9.84% to 10.39%
   2003                                    0.00%         .00% to .50%      27.41% to 28.05%

Advantus Mortgage Securities
   2007                                    0.00%         .00% to .50%        2.68% to 3.19%
   2006                                    0.00%         .00% to .50%        4.82% to 5.34%
   2005                                    0.00%         .00% to .50%         .36% to 2.62%
   2004                                    0.00%         .25% to .50%        4.29% to 4.55%
   2003                                    0.00%         .25% to .50%        3.64% to 3.89%

Advantus Maturing Government Bond 2010
   2007 (e)                                0.00%         .00% to .50%        2.34% to 2.86%
   2006                                    0.00%         .00% to .50%        -.05% to  .45%
   2005                                    0.00%         .00% to .50%       -2.04% to -.27%
   2004                                    0.00%         .25% to .50%        2.80% to 3.05%
   2003                                    0.00%         .25% to .50%        2.24% to 2.50%

Advantus International Bond
   2007                                    0.00%         .00% to .50%       7.29% to  9.16%
   2006                                    0.00%         .00% to .50%       3.47% to  3.73%
   2005                                    0.00%         .25% to .50%      -9.36% to -9.14%
   2004                                    0.00%         .25% to .50%      10.88% to 11.15%
   2003                                    0.00%         .25% to .50%      19.65% to 19.95%

Advantus Index 400 Mid-Cap
   2007                                    0.00%         .00% to .50%       6.90% to  7.44%
   2006                                    0.00%         .00% to .50%       9.24% to  9.78%
   2005                                    0.00%         .00% to .50%      11.40% to 11.96%
   2004                                    0.00%         .00% to .50%      15.15% to 15.73%
   2003                                    0.00%         .00% to .50%      33.92% to 34.59%

Advantus Real Estate Securities
   2007                                    0.00%         .00% to .50%    -16.18% to -15.76%
   2006                                    0.00%         .00% to .50%     29.98% to  30.63%
   2005                                    0.00%         .00% to .50%     10.53% to  11.08%
   2004                                    0.00%         .00% to .50%     34.85% to  35.52%
   2003                                    0.00%         .00% to .50%     41.50% to  42.21%

Fidelity VIP Contrafund
   2007                                    0.96%         .00% to .50%       6.14% to 17.30%
   2006                                    1.34%         .25% to .50%      11.16% to 11.44%
   2005                                    0.28%         .25% to .50%      16.36% to 16.65%
   2004                                    0.33%         .25% to .50%      14.90% to 15.19%
   2003                                    0.89%         .25% to .50%      27.82% to 28.14%

                                                        AT DECEMBER 31
                                       -----------------------------------------------
                                          UNITS     UNIT FAIR VALUE LOWEST
                                       OUTSTANDING        TO HIGHEST        NET ASSETS
                                       -----------  ----------------------  ----------
Fidelity VIP Growth & Income
  2007                                    956,528                1.37        1,312,401
  2006                                    969,139                1.23        1,188,896
  2005                                  1,020,627                1.09        1,109,044
  2004                                  1,065,788                1.01        1,078,662
  2003                                  1,083,212                0.96        1,038,819

Fidelity VIP Equity-Income
  2007                                  1,623,499         .95 to 2.46        3,897,892
  2006                                    811,539        2.29 to 2.43        1,876,792
  2005                                    827,363        1.91 to 2.04        1,596,529
  2004                                    768,905        1.81 to 1.93        1,405,687
  2003                                    714.841        1.63 to 1.74        1,175,502

Fidelity VIP High Income
  2007                                    665,142        1.02 to 1.43          906,877
  2006                                    629,339        1.32 to 1.39          839,036
  2005                                    749,232        1.19 to 1.26          899,382
  2004                                    833,462        1.17 to 1.23          977,147
  2003                                    837,271        1.07 to 1.13          897,929

Fidelity VIP Asset Manager
  2007                                    343,454                1.35          463,769
  2006                                    346,941                1.17          406,614
  2005                                    382,665                1.09          418,944
  2004                                    425,553                1.05          448,907
  2003                                    433,054                1.00          434,213

Fidelity VIP Asset Manager Growth
  2007                                    987,645                1.21        1,193,375
  2006                                    987,682                1.02        1,005,677
  2005                                    994,254                0.95          948,614
  2004                                  1,014,583                0.92          934,092
  2003                                    983,582                0.87          856,568

Fidelity VIP Balanced
  2007                                    237,996                1.40          333,027
  2006                                    223,691                1.29          287,765
  2005                                    314,932                1.15          363,589
  2004                                    306,357                1.09          335,243
  2003                                    280,595                1.04          291,849

Fidelity VIP Growth
  2007                                  6,707,809                1.00        6,698,843
  2006                                  6,483,002                0.79        5,112,159
  2005                                  6,628,947                0.74        4,904,344
  2004                                  6,739,200                0.70        4,724,414
  2003                                  6,876,195                0.68        4,674,595

Fidelity VIP Growth Opportunities
  2007                                  1,401,041                1.17        1,632,659
  2006                                  1,376,978                0.95        1,305,909
  2005                                  1,410,738                0.90        1,271,882
  2004                                  1,435,366                0.83        1,191,393
  2003                                  1,455,931                0.78        1,130,719

Fidelity VIP Index 500
  2007                                  1,977,961                1.14        2,263,786
  2006                                  2,093,960                1.09        2,278,611
  2005                                  2,262,626                0.94        2,132,821
  2004                                  2,157,302                0.90        1,944,806
  2003                                  2,118,305                0.82        1,730,719

Fidelity VIP Investment Grade Bond
  2007                                    274,299                1.58          434,158
  2006                                    330,026                1.52          501,857
  2005                                    398,219                1.46          581,764
  2004                                    398,365                1.43          570,917
  2003                                    405,238                1.38          557,387

                                                 FOR THE YEARS ENDED DECEMBER 31
                                       ---------------------------------------------------
                                         INVESTMENT    EXPENSE RATIO**    TOTAL RETURN***
                                       INCOME RATIO*  LOWEST TO HIGHEST  LOWEST TO HIGHEST
                                       -------------  -----------------  -----------------
Fidelity VIP Growth & Income
  2007                                      4.45%               0.25%               11.84%
  2006                                      0.88%               0.25%               12.90%
  2005                                      1.48%               0.25%                7.37%
  2004                                      0.86%               0.25%                5.53%
  2003                                      1.11%               0.25%               23.47%

Fidelity VIP Equity-Income
  2007                                      3.02%        .00% to .50%      -5.04% to 1.28%
  2006                                      3.83%        .25% to .50%     19.60% to 19.89%
  2005                                      1.52%        .25% to .50%       5.34% to 5.60%
  2004                                      1.40%        .25% to .50%     10.97% to 11.25%
  2003                                      3.43%        .25% to .50%     29.68% to 30.01%

Fidelity VIP High Income
  2007                                      6.56%        .00% to .50%       2.14% to 2.53%
  2006                                      7.99%        .25% to .50%     10.68% to 10.96%
  2005                                     14.55%        .25% to .50%       2.19% to 2.45%
  2004                                      8.44%        .25% to .50%       9.05% to 9.32%
  2003                                     13.34%        .25% to .50%     26.63% to 26.95%

Fidelity VIP Asset Manager
  2007                                      6.21%               0.25%               15.21%
  2006                                      2.63%               0.25%                7.05%
  2005                                      2.75%               0.25%                3.79%
  2004                                      2.85%               0.25%                5.20%
  2003                                      3.41%               0.25%               17.68%

Fidelity VIP Asset Manager Growth
  2007                                      4.22%               0.25%               18.67%
  2006                                      1.96%               0.25%                6.72%
  2005                                      2.33%               0.25%                3.63%
  2004                                      2.20%               0.25%                5.72%
  2003                                      2.93%               0.25%               23.03%

Fidelity VIP Balanced
  2007                                      5.71%               0.25%                8.77%
  2006                                      2.59%               0.25%               11.43%
  2005                                      2.51%               0.25%                5.50%
  2004                                      1.91%               0.25%                5.21%
  2003                                      2.59%               0.25%               17.43%

Fidelity VIP Growth
  2007                                      0.80%               0.25%               26.65%
  2006                                      0.38%               0.25%                6.58%
  2005                                      0.48%               0.25%                5.53%
  2004                                      0.26%               0.25%                3.12%
  2003                                      0.26%               0.25%               32.52%

Fidelity VIP Growth Opportunities
  2007                                      0.00%               0.25%               22.87%
  2006                                      0.67%               0.25%                5.19%
  2005                                      0.89%               0.25%                8.62%
  2004                                      0.52%               0.25%                6.92%
  2003                                      0.73%               0.25%               29.55%

Fidelity VIP Index 500
  2007                                      3.54%               0.25%                5.17%
  2006                                      1.70%               0.25%               15.44%
  2005                                      1.69%               0.25%                4.56%
  2004                                      1.26%               0.25%               10.34%
  2003                                      1.41%               0.25%               28.09%

Fidelity VIP Investment Grade Bond
  2007                                      4.38%               0.25%                4.08%
  2006                                      3.77%               0.25%                4.09%
  2005                                      3.64%               0.25%                1.94%
  2004                                      4.11%               0.25%                4.19%
  2003                                      3.65%               0.25%                4.94%

                                                        AT DECEMBER 31
                                       -----------------------------------------------
                                          UNITS     UNIT FAIR VALUE LOWEST
                                       OUTSTANDING        TO HIGHEST        NET ASSETS
                                       -----------  ----------------------  ----------
Fidelity VIP Mid-Cap
  2007                                  2,760,890            2.73            7,530,396
  2006                                  2,980,899            2.36            7,049,337
  2005                                  2,906,533            2.10            6,114,165
  2004                                  3,119,269            1.78            5,560,298
  2003                                  3,134,526            1.43            4,484,146

Fidelity VIP Money Market
  2007                                    696,339            1.26              876,673
  2006                                    621,727            1.20              745,838
  2005                                    460,968            1.15              528,594
  2004                                    404,124            1.12              450,889
  2003                                    416,294            1.11              460,061

Fidelity VIP Overseas
  2007                                  3,109,554            1.43            4,447,629
  2006                                  3,243,032            1.22            3,963,969
  2005                                  3,399,583            1.04            3,527,868
  2004                                  3,437,349            0.87            3,003,855
  2003                                  3,265,344            0.77            2,517,406

Fidelity VIP Aggressive Growth
  2007                                    190,430            1.23              234,606
  2006                                    327,779            1.05              344,479
  2005                                    144,512            0.97              140,287
  2004                                    163,380            0.90              147,069
  2003                                    130,106            0.82              106,491

Fidelity VIP Dynamic Capital
   Appreciation
  2007                                    199,090            1.37              273,044
  2006                                    224,956            1.28              288,740
  2005                                    125,478            1.13              141,663
  2004                                    119,481            0.93              111,629
  2003                                     48,875            0.92               45,141

Fidelity VIP Value
  2007                                    102,938            1.53              157,282
  2006                                    117,799            1.50              176,740
  2005                                    132,832            1.31              174,108
  2004                                     93,594            1.24              115,928
  2003                                     75,935            1.12               84,767

Fidelity VIP Value Strategy
  2007                                    130,496            1.69              219,942
  2006                                    119,580            1.60              191,112
  2005                                    118,710            1.38              163,490
  2004                                    122,585            1.34              164,858
  2003                                     79,012            1.18               93,309

Fidelity VIP Growth Stock
  2007                                     22,366            1.66               37,168
  2006                                     15,596            1.36               21,184
  2005                                     42,969            1.35               57,843
  2004                                     16,294            1.25               20,442
  2003 (a)                                  9,719            1.23               11,949

Fidelity VIP Real Estate
  2007                                     81,542            2.17              176,866
  2006                                    116,528            2.64              307,951
  2005                                    111,680            1.94              216,420
  2004                                     87,256            1.69              147,252
  2003 (a)                                 41,812            1.26               52,745

Fidelity VIP Strategic Income
  2007                                     47,734            1.15               54,960
  2006                                     37,565            1.09               41,055
  2005 (c)                                 19,199            1.02               19,498

                                                 FOR THE YEARS ENDED DECEMBER 31
                                       ---------------------------------------------------
                                         INVESTMENT    EXPENSE RATIO**    TOTAL RETURN***
                                       INCOME RATIO*  LOWEST TO HIGHEST  LOWEST TO HIGHEST
                                       -------------  -----------------  -----------------
Fidelity VIP Mid-Cap
  2007                                     0.55%            0.25%              15.34%
  2006                                     0.34%            0.25%              12.42%
  2005                                     0.00%            0.25%              18.01%
  2004                                     0.00%            0.25%              24.61%
  2003                                     0.41%            0.25%              38.29%

Fidelity VIP Money Market
  2007                                     5.08%            0.25%               4.96%
  2006                                     4.78%            0.25%               4.62%
  2005                                     3.01%            0.25%               2.78%
  2004                                     1.19%            0.25%               0.96%
  2003                                     0.99%            0.25%               0.75%

Fidelity VIP Overseas
  2007                                     3.34%            0.25%              17.02%
  2006                                     0.87%            0.25%              17.79%
  2005                                     0.64%            0.25%              18.75%
  2004                                     1.10%            0.25%              13.35%
  2003                                     0.81%            0.25%              43.01%

Fidelity VIP Aggressive Growth
  2007                                     0.42%            0.25%              17.23%
  2006                                     2.26%            0.25%               8.26%
  2005                                     0.00%            0.25%               7.84%
  2004                                     0.00%            0.25%               9.98%
  2003                                     0.00%            0.25%              30.25%

Fidelity VIP Dynamic Capital
   Appreciation
  2007                                     0.92%            0.25%               6.85%
  2006                                     0.59%            0.25%              13.69%
  2005                                     0.00%            0.25%              20.84%
  2004                                     0.00%            0.25%               1.16%
  2003                                     0.00%            0.25%              24.95%

Fidelity VIP Value
  2007                                     6.25%            0.25%               1.84%
  2006                                     1.16%            0.25%              14.47%
  2005                                     0.60%            0.25%               5.82%
  2004                                     1.05%            0.25%              10.96%
  2003                                     0.65%            0.25%              33.82%

Fidelity VIP Value Strategy
  2007                                     7.94%            0.25%               5.46%
  2006                                     0.54%            0.25%              16.04%
  2005                                     0.00%            0.25%               2.41%
  2004                                     0.00%            0.25%              13.84%
  2003                                     1.67%            0.25%              57.51%

Fidelity VIP Growth Stock
  2007                                     0.00%            0.25%              22.36%
  2006                                     0.05%            0.25%               0.87%
  2005                                     0.03%            0.25%               7.30%
  2004                                     0.20%            0.25%               2.05%
  2003 (a)                                 0.00%            0.25%              22.92%

Fidelity VIP Real Estate
  2007                                     1.97%            0.25%             -17.93%
  2006                                     5.05%            0.25%              36.37%
  2005                                     2.75%            0.25%              14.84%
  2004                                     2.71%            0.25%              33.81%
  2003 (a)                                 1.26%            0.25%              26.09%

Fidelity VIP Strategic Income
  2007                                     3.86%            0.25%               5.32%
  2006                                     6.18%            0.25%               7.60%
  2005 (c)                                 7.21%            0.25%               1.60%

                                                        AT DECEMBER 31
                                       -----------------------------------------------
                                          UNITS     UNIT FAIR VALUE LOWEST
                                       OUTSTANDING        TO HIGHEST        NET ASSETS
                                       -----------------------------------------------
Fidelity VIP Intl Capital
   Appreciation
   2007                                   115,687                1.16          134,225
   2006 (d)                                 5,596                1.11            6,189

Fidelity VIP Value Leaders
   2007                                    12,561                1.13           14,143
   2006 (d)                                 7,932                1.08            8,565

Fidelity VIP Freedom 2010
   2007                                     7,296                1.13            8,260
   2006 (d)                                 3,016                1.04            3,148

Fidelity VIP Freedom 2015
   2007                                     3,390                1.14            3,877
   2006 (d)                                 3,020                1.05            3,168

Fidelity VIP Freedom 2020
   2007                                     6,264                1.16            7,268
   2006 (d)                                 3,071                1.06            3,242

Fidelity VIP Freedom 2025
   2007                                     7,347                1.17            8,564
   2006 (d)                                 3,065                1.06            3,242

Fidelity VIP Freedom 2030
   2007                                    22,865                1.18           27,033
   2006 (d)                                 3,156                1.06            3,358

Fidelity VIP Freedom Income
   2007                                     3,751                1.08            4,065
   2006 (d)                                 3,000                1.02            3,070

Fidelity VIP Disciplined Small Cap
   2007                                    31,841                1.06           33,631
   2006 (d)                                12,269                1.08           13,290

Janus Aspen Forty
   2007                                    96,474        1.11 to 1.20          108,479
   2006                                    90,332          .82 to .88           74,519
   2005                                    89,821          .75 to .80           67,895
   2004                                    70,037          .67 to .72           47,247
   2003                                    79,995          .57 to .61           45,883

Janus Aspen International Growth
   2007                                 2,171,720        1.48 to 1.69        3,609,018
   2006                                 1,541,086        1.16 to 1.32        2,022,184
   2005                                    95,321          .79 to .87           77,774
   2004                                    79,930          .61 to .66           49,464
   2003                                    64,807          .51 to .56           33,525

Lord Abbett Mid-Cap Value
   2007                                 1,878,489        1.19 to 1.39        2,244,695
   2006                                 2,086,427        1.18 to 1.38        2,474,538
   2005                                 1,989,522        1.06 to 1.24        2,101,095
   2004 (b)                               500,048                1.14          572,154

Waddell & Reed Balanced
   2007                                 6,819,183        1.42 to 2.43        9,923,269
   2006                                 7,387,628        1.25 to 2.15        9,344,688
   2005                                 7,517,902        1.13 to 1.94        8,538,274
   2004                                 7,662,561        1.07 to 1.86        8,285,949
   2003                                 7,746,971         .98 to 1.71        7,667,145

                                                 FOR THE YEARS ENDED DECEMBER 31
                                       ---------------------------------------------------
                                         INVESTMENT    EXPENSE RATIO**    TOTAL RETURN***
                                       INCOME RATIO*  LOWEST TO HIGHEST  LOWEST TO HIGHEST
                                       ---------------------------------------------------
Fidelity VIP Intl Capital
   Appreciation
   2007                                    1.54%                0.25%                4.91%
   2006 (d)                                2.47%                0.25%               10.60%

Fidelity VIP Value Leaders
   2007                                    1.71%                0.25%                4.30%
   2006 (d)                                1.69%                0.25%                8.00%

Fidelity VIP Freedom 2010
   2007                                    4.34%                0.25%                8.44%
   2006 (d)                                1.80%                0.25%                4.43%

Fidelity VIP Freedom 2015
   2007                                    3.04%                0.25%                9.06%
   2006 (d)                                1.34%                0.25%                4.93%

Fidelity VIP Freedom 2020
   2007                                    3.27%                0.25%                9.96%
   2006 (d)                                1.71%                0.25%                5.59%

Fidelity VIP Freedom 2025
   2007                                    3.17%                0.25%               10.23%
   2006 (d)                                1.93%                0.25%                5.79%

Fidelity VIP Freedom 2030
   2007                                    3.28%                0.25%               11.09%
   2006 (d)                                1.80%                0.25%                6.42%

Fidelity VIP Freedom Income
   2007                                    4.59%                0.25%                5.94%
   2006 (d)                                2.95%                0.25%                2.37%

Fidelity VIP Disciplined Small Cap
   2007                                    0.66%                0.25%               -2.49%
   2006 (d)                                0.18%                0.25%                8.32%

Janus Aspen Forty
   2007                                    0.18%         .00% to .50%     20.46% to 36.29%
   2006                                    0.14%         .25% to .50%       8.57% to 8.84%
   2005                                    0.01%         .25% to .50%     12.00% to 12.27%
   2004                                    0.02%         .25% to .50%     17.38% to 17.67%
   2003                                    0.51%         .25% to .50%     19.63% to 19.93%

Janus Aspen International Growth
   2007                                    0.47%         .00% to .50%     27.38% to 28.02%
   2006                                    1.82%         .25% to .50%     32.16% to 46.26%
   2005                                    1.12%         .25% to .50%     31.28% to 31.61%
   2004                                    0.93%         .25% to .50%     18.00% to 18.39%
   2003                                    1.70%         .25% to .50%     33.86% to 34.20%

Lord Abbett Mid-Cap Value
   2007                                    0.39%         .00% to .25%         .33% to .58%
   2006                                    1.22%         .00% to .25%     11.95% to 12.23%
   2005                                    0.42%         .00% to .25%       7.95% to 8.22%
   2004 (b)                                0.68%                0.25%               14.42%

Waddell & Reed Balanced
   2007                                    1.37%         .00% to .50%     13.10% to 13.67%
   2006                                    1.43%         .00% to .50%     10.66% to 11.21%
   2005                                    1.28%         .00% to .50%       4.49% to 5.01%
   2004                                    1.50%         .00% to .50%       8.39% to 8.94%
   2003                                    1.80%         .00% to .50%     20.45% to 21.05%

                                                        AT DECEMBER 31
                                       -----------------------------------------------
                                          UNITS     UNIT FAIR VALUE LOWEST
                                       OUTSTANDING        TO HIGHEST        NET ASSETS
                                       -----------------------------------------------
Waddell & Reed Growth
   2007                                 3,036,214         .99 to 2.30        3,378,957
   2006                                 3,077,915         .79 to 1.83        2,704,287
   2005                                 3,114,713         .75 to 1.75        2,574,981
   2004                                 3,188,542         .67 to 1.59        2,354,560
   2003                                 3,254,268         .65 to 1.54        2,290,385

Waddell & Reed International Value
   2007                                 2,123,896        1.34 to 3.59        4,079,177
   2006                                 1,535,452        1.22 to 3.28        2,095,384
   2005                                   109,926        2.07 to 2.54          264,530
   2004                                   120,809        1.87 to 2.30          262,796
   2003                                    87,003        1.53 to 1.88          159,694

Waddell & Reed Small Cap Growth
   2007                                   131,380        1.02 to 2.27          284,349
   2006                                   131,020        1.62 to 2.01          254,060
   2005                                   123,687        1.55 to 1.92          231,872
   2004                                   126,156        1.37 to 1.71          211,179
   2003                                   111,431        1.20 to 1.50          164,738

Waddell & Reed Value
   2007                                   102,995         .96 to 2.39          206,714
   2006                                   138,803        1.54 to 2.36          259,640
   2005                                   143,239        1.32 to 2.03          226,058
   2004                                   139,897        1.27 to 1.95          212,291
   2003                                   101,233        1.11 to 1.71          139,181

Waddell & Reed Micro-Cap Growth
   2007                                    60,789        1.00 to 2.52          141,228
   2006                                    57,625        2.22 to 2.37          129,986
   2005                                    49,572        1.99 to 2.12           99,612
   2004                                    48,741        1.65 to 1.76           81,316
   2003                                    44,001        1.51 to 1.60           66,781

Waddell & Reed Small Cap Value
   2007                                   124,946         .97 to 2.16          255,334
   2006                                   119,523        2.07 to 2.25          259,246
   2005                                   118,241        1.78 to 1.93          220,305
   2004                                    97,992        1.72 to 1.86          173,716
   2003                                    47,514        1.50 to 1.62           71,447

Waddell & Reed Core Equity
   2007                                    69,575        1.04 to 1.34           86,473
   2006                                    56,496        1.07 to 1.18           62,505
   2005                                    30,126         .92 to 1.01           29,344
   2004                                    23,012          .84 to .94           20,865
   2003                                    18,365          .77 to .86           15,500

Waddell & Reed Science & Technology
   2007 (f)                               605,914        1.10 to 1.11          670,272

Van Eck Worldwide Hard Assets
   2007 (f)                             1,221,727        1.19 to 1.19        1,452,935

                                                 FOR THE YEARS ENDED DECEMBER 31
                                       ---------------------------------------------------
                                         INVESTMENT    EXPENSE RATIO**    TOTAL RETURN***
                                       INCOME RATIO*  LOWEST TO HIGHEST  LOWEST TO HIGHEST
                                       ---------------------------------------------------
Waddell & Reed Growth
   2007                                    0.00%         .00% to .50%     25.18% to 25.81%
   2006                                    0.00%         .00% to .50%       4.52% to 5.04%
   2005                                    0.00%         .00% to .50%     10.68% to 11.23%
   2004                                    0.28%         .00% to .50%       2.79% to 3.31%
   2003                                    0.00%         .00% to .50%     24.82% to 25.45%

Waddell & Reed International Value
   2007                                    1.84%         .00% to .50%       9.33% to 9.88%
   2006                                    2.40%         .00% to .50%     22.22% to 28.97%
   2005                                    1.96%         .25% to .50%     10.61% to 10.89%
   2004                                    1.21%         .25% to .50%     22.07% to 22.37%
   2003                                    3.58%         .25% to .50%     46.12% to 46.48%

Waddell & Reed Small Cap Growth
   2007                                    0.00%         .00% to .50%     12.95% to 13.23%
   2006                                    0.00%         .00% to .50%       4.53% to 4.79%
   2005                                    0.00%         .25% to .50%     12.32% to 12.60%
   2004                                    0.00%         .25% to .50%     13.72% to 14.01%
   2003                                    0.00%         .25% to .50%     47.24% to 47.61%

Waddell & Reed Value
   2007                                    0.79%         .00% to .50%      -0.54% to 1.64%
   2006                                    1.78%         .00% to .50%     16.30% to 16.59%
   2005                                    1.44%         .00% to .50%       3.90% to 4.16%
   2004                                    1.21%         .00% to .50%     14.13% to 14.42%
   2003                                    1.28%         .00% to .50%     26.42% to 26.74%

Waddell & Reed Micro-Cap Growth
   2007                                    0.00%         .00% to .50%      -0.02% to 6.22%
   2006                                    0.00%         .00% to .50%     11.71% to 11.98%
   2005                                    0.00%         .25% to .50%     20.27% to 20.57%
   2004                                    0.00%         .25% to .50%       9.50% to 9.78%
   2003                                    0.00%         .25% to .50%     53.64% to 54.02%

Waddell & Reed Small Cap Value
   2007                                    0.01%         .00% to .50%     -4.61% to -4.37%
   2006                                    5.55%         .00% to .50%     16.26% to 16.55%
   2005                                    0.00%         .25% to .50%       3.63% to 3.89%
   2004                                    0.00%         .25% to .50%     14.65% to 14.73%
   2003                                    0.00%         .25% to .50%     48.73% to 49.10%

Waddell & Reed Core Equity
   2007                                    0.70%         .00% to .50%     13.46% to 13.74%
   2006                                    0.99%         .00% to .50%     16.40% to 16.70%
   2005                                    0.39%         .25% to .50%       8.46% to 8.73%
   2004                                    0.74%         .25% to .50%       9.02% to 9.30%
   2003                                    2.14%         .25% to .50%     20.73% to 21.03%

Waddell & Reed Science & Technology
   2007 (f)                                0.00%         .00% to .25%     10.46% to 10.62%

Van Eck Worldwide Hard Assets
   2007 (f)                                0.00%         .00% to .25%     18.80% to 18.98%

* These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of expenses assessed by the fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges and administrative charges, that result in direct reduction in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests and, to the extent the underlying fund utilizes consent dividends rather than paying dividends in cash or reinvested shares, the Account does not record investment income.

** These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges and administrative charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded. Investment options with a date notation indicate the effective date of that investment option in the variable account. For periods less than one year, the ratios have been annualized.

*** These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns may not be within the ranges presented depending on the timing of when new products, if any, become available during the year.

(a) Period from September 22, 2003 (commencement of operations) to December 31, 2003.

(b)  Period from July 2, 2004 (commencement of operations) to December 31, 2004.

(c) Period from October 18, 2005 (commencement of operations) to December 31, 2005.

(d)  Period from October 2, 2006 (commencement of operations) to December 31,
     2006.

(e) Pursuant to the terms of the prospectus, the Maturing Government Bond 2010 sub-account made a liquidation distribution and ceased operation on December 7, 2007.

(f)  Period from May 31, 2007 (commencement of operations) to December 31, 2007.

                        MINNESOTA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                        CONSOLIDATED FINANCIAL STATEMENTS
                           AND SUPPLEMENTARY SCHEDULES

                        DECEMBER 31, 2007, 2006 AND 2005

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder
Minnesota Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Minnesota Life Insurance Company and subsidiaries (collectively, the Company) as of December 31, 2007 and 2006, and the related consolidated statements of operations, changes in stockholder's equity and cash flows for each of the years in the three-year period ended December 31, 2007. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Minnesota Life Insurance Company and subsidiaries as of December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The supplementary information included in the accompanying schedules is presented for purposes of additional analysis and is not a required part of the basic consolidated financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic consolidated financial statements taken as a whole.


/s/ KPMG

March 10, 2008

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2007 AND 2006
                                 (In thousands)

                                                                                         2007          2006
                                                                                     -----------   -----------
ASSETS
   Fixed maturity securities:
      Available-for-sale, at fair value (amortized cost $6,014,185 and $5,263,368)   $ 6,054,128   $ 5,326,567
   Equity securities, at fair value (cost $493,747 and $576,887)                         599,660       725,807
   Mortgage loans, net                                                                 1,247,183     1,133,784
   Real estate, net                                                                          694           755
   Finance receivables, net                                                              178,318       162,991
   Policy loans                                                                          321,063       297,312
   Private equity investments (cost $339,341 and $286,700)                               410,649       325,619
   Fixed maturity securities on loan, at fair value
      (amortized cost $596,078 and $1,308,071)                                           612,118     1,306,167
   Equity securities on loan, at fair value (cost $50,335 and $54,495)                    61,665        79,215
   Other invested assets                                                                  36,728        42,859
                                                                                     -----------   -----------
      Total investments                                                                9,522,206     9,401,076
   Cash and cash equivalents                                                             265,921       165,075
   Securities held as collateral                                                         683,004     1,430,984
   Deferred policy acquisition costs                                                     894,350       872,581
   Accrued investment income                                                              83,336        83,005
   Premiums and fees receivable                                                          171,778       154,548
   Property and equipment, net                                                            85,798        80,513
   Reinsurance recoverables                                                              820,111       788,006
   Goodwill and intangible assets, net                                                    35,532        32,452
   Other assets                                                                           72,145        90,852
   Separate account assets                                                            13,715,402    12,272,433
                                                                                     -----------   -----------
      Total assets                                                                   $26,349,583   $25,371,525
                                                                                     ===========   ===========

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
   Policy and contract account balances                                              $ 5,115,381   $ 5,073,270
   Future policy and contract benefits                                                 2,150,203     2,124,904
   Pending policy and contract claims                                                    263,009       225,503
   Other policyholder funds                                                              690,770       675,161
   Policyholder dividends payable                                                         44,320        42,877
   Unearned premiums and fees                                                            265,058       266,139
   Income tax liability:
      Current                                                                             18,257        19,349
      Deferred                                                                           160,112       184,513
   Other liabilities                                                                     515,365       485,344
   Notes payable                                                                         125,000       125,000
   Securities lending collateral                                                         693,048     1,430,984
   Separate account liabilities                                                       13,715,402    12,272,433
                                                                                     -----------   -----------
      Total liabilities                                                               23,755,925    22,925,477
                                                                                     -----------   -----------

   Stockholder's equity:
      Common stock, $1 par value, 5,000,000 shares authorized,
         issued and outstanding                                                            5,000         5,000
      Additional paid in capital                                                          95,632        81,632
      Accumulated other comprehensive income                                             116,573       158,231
      Retained earnings                                                                2,376,453     2,201,185
                                                                                     -----------   -----------
         Total stockholder's equity                                                    2,593,658     2,446,048
                                                                                     -----------   -----------
            Total liabilities and stockholder's equity                               $26,349,583   $25,371,525
                                                                                     ===========   ===========

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
                                 (In thousands)

                                                         2007           2006         2005
                                                       ----------    ----------   ----------
Revenues:
   Premiums                                            $1,467,991    $1,308,939   $1,183,836
   Policy and contract fees                               486,956       447,419      393,994
   Net investment income                                  522,370       500,400      487,013
   Net realized investment gains                           48,255        53,403       64,955
   Finance charge income                                   49,755        44,792       40,130
   Commission income                                       61,142        55,885       62,110
   Other income                                            27,398        32,648       30,820
                                                       ----------    ----------   ----------
      Total revenues                                    2,663,867     2,443,486    2,262,858
                                                       ----------    ----------   ----------

Benefits and expenses:

   Policyholder benefits                                1,441,876     1,314,341    1,142,724
   Interest credited to policies and contracts            279,325       269,053      268,829
   General operating expenses                             464,573       413,174      409,664
   Commissions                                            158,927       159,545      144,787
   Administrative and sponsorship fees                     62,043        59,279       60,193
   Dividends to policyholders                              10,412        10,154        9,010
   Interest on notes payable                               10,301        10,318       10,290
   Amortization of deferred policy acquisition costs      181,512       184,632      162,510
   Capitalization of policy acquisition costs            (222,059)     (224,272)    (218,071)
                                                       ----------    ----------   ----------
      Total benefits and expenses                       2,386,910     2,196,224    1,989,936
                                                       ----------    ----------   ----------
         Income from operations before taxes              276,957       247,262      272,922

   Income tax expense (benefit):
      Current                                              70,600        72,736       67,572
      Deferred                                             10,544        (1,084)      20,073
                                                       ----------    ----------   ----------
         Total income tax expense                          81,144        71,652       87,645
                                                       ----------    ----------   ----------
            Net income                                 $  195,813    $  175,610   $  185,277
                                                       ==========    ==========   ==========

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
                                 (In thousands)

                                                                             ACCUMULATED
                                                               ADDITIONAL       OTHER                        TOTAL
                                                     COMMON      PAID IN    COMPREHENSIVE    RETAINED    STOCKHOLDER'S
                                                      STOCK      CAPITAL       INCOME        EARNINGS        EQUITY
                                                    --------   ----------   -------------   ----------   -------------
2005:
   Balance, beginning of year                        $5,000      $61,164       $223,021     $1,918,603    $2,207,788

      Comprehensive income:
         Net income                                      --           --             --        185,277       185,277
         Other comprehensive loss                        --           --        (82,915)            --       (82,915)
                                                                                                          ----------
            Total comprehensive income                                                                       102,362
      Dividends to stockholder                           --           --             --        (12,500)      (12,500)
      Contributions to additional paid in capital        --       20,468             --             --        20,468
                                                     ------      -------       --------     ----------    ----------
   Balance, end of year                              $5,000      $81,632       $140,106     $2,091,380    $2,318,118
                                                     ======      =======       ========     ==========    ==========

2006:
   Balance, beginning of year                        $5,000      $81,632       $140,106     $2,091,380    $2,318,118

      Comprehensive income:
         Net income                                      --           --             --        175,610       175,610
         Other comprehensive income                      --           --         18,125             --        18,125
                                                                                                          ----------
            Total comprehensive income                                                                       193,735
      Dividends to stockholder                           --           --             --        (65,805)      (65,805)
                                                     ------      -------       --------     ----------    ----------
   Balance, end of year                              $5,000      $81,632       $158,231     $2,201,185    $2,446,048
                                                     ======      =======       ========     ==========    ==========

2007:
   Balance, beginning of year                        $5,000      $81,632       $158,231     $2,201,185    $2,446,048

      Comprehensive income:
         Net income                                      --           --             --        195,813       195,813
         Other comprehensive loss                        --           --        (19,076)            --       (19,076)
                                                                                                          -----------
             Total comprehensive income                                                                      176,737
      Changes in accounting principle:
         Adoption of SOP 05-1                            --           --            (20)        (6,326)       (6,346)
         Adoption of FIN 48                              --           --             --          1,681         1,681
         Adoption of FAS 158                             --           --        (22,562)            --       (22,562)
      Dividends to stockholder                           --           --             --        (15,900)      (15,900)
      Contributions to additional paid in capital        --       14,000             --             --        14,000
                                                     ------      -------       --------     ----------    ----------
   Balance, end of year                              $5,000      $95,632       $116,573     $2,376,453    $2,593,658
                                                     ======      =======       ========     ==========    ==========

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
                                 (In thousands)

                                                                 2007           2006           2005
                                                             -----------    -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                   $   195,813    $   175,610    $   185,277
Adjustments to reconcile net income to net cash
   provided by operating activities:
      Interest credited to annuity and insurance contracts       247,577        247,040        245,990
      Fees deducted from policy and contract balances           (425,291)      (415,193)      (362,149)
      Change in future policy benefits                            22,616         59,662         31,532
      Change in other policyholder liabilities, net               45,024         55,994         38,420
      Amortization of deferred policy acquisition costs          181,512        184,632        162,510
      Capitalization of policy acquisition costs                (222,059)      (224,272)      (218,071)
      Change in premiums and fees receivable                     (17,239)       (10,975)        (5,995)
      Deferred tax provision                                      10,447         (1,084)        20,073
      Change in income tax liabilities - current                  (5,073)         2,687         (7,795)
      Net realized investment gains                              (48,255)       (53,403)       (64,955)
      Change in reinsurance recoverables                         (32,104)       (43,548)       (17,308)
      Other, net                                                  (9,348)        42,974         51,442
                                                             -----------    -----------    -----------
         Net cash provided by operating activities               (56,380)        20,124         58,971
                                                             -----------    -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales of:
   Fixed maturity securities                                     945,590        988,202      1,215,098
   Equity securities                                             604,148        558,248        453,427
   Mortgage loans                                                     --             --          5,134
   Real estate                                                       123          1,265            960
   Private equity investments                                     72,265         50,154         56,320
   Other invested assets                                             429          1,302         10,875
Proceeds from maturities and repayments of:
   Fixed maturity securities                                     774,909        918,091      2,269,649
   Mortgage loans                                                 76,606         91,063        126,754
Purchases and originations of:
   Fixed maturity securities                                  (1,811,777)    (2,164,474)    (3,541,554)
   Equity securities                                            (438,236)      (446,201)      (378,814)
   Mortgage loans                                               (189,938)      (204,361)      (341,115)
   Real estate                                                      (108)            --         (1,451)
   Private equity investments                                    (93,322)       (75,117)       (61,273)
   Other invested assets                                          (1,098)          (286)       (10,815)
Finance receivable originations or purchases                    (138,901)      (129,808)      (116,758)
Finance receivable principal payments                            116,286        107,796        102,356
Securities in transit                                              3,041         15,637         (4,271)
Other, net                                                       (62,672)       (44,085)       (31,452)
                                                             -----------    -----------    -----------
         Net cash used for investing activities                 (142,655)      (332,574)      (246,930)
                                                             -----------    -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES

Deposits credited to annuity and insurance contracts           2,342,490      2,172,597      1,898,405
Withdrawals from annuity and insurance contracts              (2,116,797)    (1,932,688)    (1,625,017)
Amounts drawn in excess of cash balances                          55,452             --             --
Contributed capital                                               14,000             --          6,900
Dividends paid to stockholder                                    (10,500)       (65,000)       (12,500)
Other, net                                                        15,236         18,333          7,946
                                                             -----------    -----------    -----------
         Net cash provided by financing activities               299,881        193,242        275,734
                                                             -----------    -----------    -----------
Net (decrease) increase in cash and cash equivalents             100,846       (119,208)        87,775
Cash and cash equivalents, beginning of year                     165,075        284,283        196,508
                                                             -----------    -----------    -----------
Cash and cash equivalents, end of year                       $   265,921    $   165,075    $   284,283
                                                             ===========    ===========    ===========

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 2007, 2006 AND 2005

(1)  NATURE OF OPERATIONS

     ORGANIZATION AND DESCRIPTION OF BUSINESS

     The accompanying consolidated financial statements include the accounts of Minnesota Life Insurance Company (a wholly-owned subsidiary of Securian Financial Group, Inc.) and its wholly-owned subsidiaries, Personal Finance Company LLC, Enterprise Holding Corporation, Securian Life Insurance Company (Securian Life), and Allied Solutions, LLC. Minnesota Life Insurance Company, both directly and through its subsidiaries (collectively, the Company), provides a diversified array of insurance and financial products and services designed principally to protect and enhance the long-term financial well-being of individuals and families.

     The Company's strategy is to be successful in carefully selected niche markets, primarily in the United States, while focusing on the retention of existing business and the maintenance of profitability. The Company has divided its businesses into four strategic business units, which focus on various markets: Individual Financial Security, Financial Services, Group Insurance, and Retirement. Revenues, including net realized investment gains and losses, for these strategic business units and revenues reported by the Company's subsidiaries and corporate product line, for the years ended December 31 were as follows:

IN THOUSANDS                                 2007         2006         2005
------------                              ----------   ----------   ----------
Individual Financial Security             $  465,296   $  450,164   $  438,831
Financial Services                           295,030      288,028      294,034
Group Insurance                            1,327,203    1,166,882    1,011,920
Retirement                                   331,408      335,327      339,253
Subsidiaries and corporate product line      244,930      203,085      178,820
                                          ----------   ----------   ----------
   Total                                  $2,663,867   $2,443,486   $2,262,858
                                          ==========   ==========   ==========

     The Company serves over nine million people through more than 5,000 home office associates and field representatives located at its St. Paul, Minnesota headquarters and in sales offices nationwide.

     The Company sold its wholly-owned subsidiary, Northstar Life Insurance Company (Northstar), a New York domiciled life insurance company, to an unaffiliated insurance company on July 1, 2007. Prior to the sale transaction, a majority of the Northstar policies and contracts were transferred to Securian Life via an assumption reinsurance transaction effective June 30, 2007. The remaining policies and contracts within Northstar after the sale were 100% reinsured to Securian Life via a coinsurance agreement with an effective date of July, 1 2007. Northstar had total assets of $40,477,000 and liabilities of $14,379,000 included in the consolidated balance sheets of the Company as of December 31, 2006, and total revenues of $3,605,000, $7,307,000 and $8,994,000 included in the consolidated statements of operations for the years ended 2007, 2006 and 2005, respectively. The sale of Northstar did not have a material impact on the consolidated results of operations or financial position of the Company.

     Effective December 30, 2005, ownership of Securian Life Insurance Company was transferred to the Company from Securian Financial Group, Inc. in the form of a capital contribution.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION

     The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP). The consolidated financial statements include the accounts of Minnesota Life Insurance Company and its subsidiaries. All material intercompany transactions and balances have been eliminated.

     The preparation of consolidated financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in the consolidated financial statements, and such changes in estimates are recorded in the consolidated statements of operations in the period in which they are made.

     The most significant estimates include those used in determining the balance and amortization of deferred policy acquisition costs for traditional and nontraditional insurance products, policyholder liabilities, valuation of and impairment losses on investments, valuation allowances or impairments for mortgage loans on real estate, income taxes, goodwill, intangible assets, and pension and other postretirement employee benefits. Although some variability is inherent in these estimates, the recorded amounts reflect management's best estimates based on facts and circumstances as of the balance sheet date. Management believes the amounts provided are appropriate.

     INSURANCE REVENUES AND EXPENSES

     Premiums on traditional life insurance products, which include individual whole life and term insurance and immediate annuities, are recognized as revenue when due. For accident and health and group life insurance products, premiums are recognized as revenue over the contract period when earned. To the extent that this revenue is unearned, it is reported as part of unearned premiums and fees on the consolidated balance sheets. Benefits and expenses are recognized in relation to premiums over the contract period via a provision for future policyholder benefits and the amortization of deferred policy acquisition costs.

     Nontraditional life insurance products include individual adjustable and variable life insurance and group universal and variable universal life insurance. Revenue from nontraditional life insurance products and deferred annuities is comprised of policy and contract fees charged for the cost of insurance, policy administration and surrenders and is assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Expenses include both the portion of claims not covered by and the interest credited to the related policy and contract account balances. Deferred policy acquisition costs are amortized relative to estimated gross profits or margins.

     Any premiums on both traditional and nontraditional products due as of the date of the consolidated financial statements that have not yet been received and posted are included in premiums and fees receivable on the consolidated balance sheets.

     Certain nontraditional life insurance products, specifically individual adjustable and variable life insurance, require payment of fees in advance for services that will be rendered over the estimated lives of the policies. These payments are established as unearned revenue reserves upon receipt and are included in unearned premiums and fees on the consolidated balance sheets. These unearned revenue reserves are amortized over the estimated lives of these policies and contracts in relation to the emergence of estimated gross profits or margins.

     COMMISSION INCOME

     Commission income on insurance products is recognized as earned, net of the amount required to be remitted to the various underwriters responsible for providing the policy. Refunds of commissions for cancelled policies are issued based on the unearned portion of the premium payments.

     ADMINISTRATIVE AND SPONSORSHIP FEES

     The Company pays administrative fees to financial institutions for administrative duties performed including, but not limited to, collection and remittance of premium, assistance with premium billing, communication with loan customers and other additional clerical functions. The Company also pays certain financial institutions sponsorship fees which are primarily based on the loss experience of the business placed by the financial institution with the Company.

     VALUATION OF INVESTMENTS AND NET INVESTMENT INCOME

     Fixed maturity securities, which may be sold prior to maturity and include fixed maturities on loan, are classified as available-for-sale and are carried at fair value. Premiums and discounts are amortized or accreted using the interest yield method. The Company recognizes the excess of all cash flows over the initial investment attributable to its beneficial interest in asset-backed securities, including all interest-only strips and asset-backed securities not of high credit quality, estimated at the acquisition/transaction date as interest income over the life of the Company's beneficial interest using the effective interest yield method.

     The Company uses book value as cost for applying the retrospective adjustment method to loan-backed fixed maturity securities purchased. Prepayment assumptions for single class and multi-class mortgage-backed securities were obtained from broker-dealer survey values or internal estimates.

     Marketable equity securities are classified as available-for-sale and are carried at fair value. Mutual funds and exchange-traded fund (ETF) investments in select asset classes that are sub-advised are carried at the fair value of the underlying net assets of the funds.

     Available-for-sale securities are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs, reserves and deferred income tax, reported as a separate component of accumulated other comprehensive income in stockholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. The adjustment to reserves represents the increase in policy reserves from using a discount rate that would have been required if such unrealized gains had been realized and the proceeds reinvested at then current market interest rates, which were higher or lower than the current effective portfolio rate.

     Mortgage loans are carried at amortized cost less any valuation allowances. Premiums and discounts are amortized or accreted over the terms of the mortgage loans based on the effective interest yield method.

     Private equity investments in limited partnerships are carried on the consolidated balance sheets at the amount invested, adjusted to recognize the Company's ownership share of the earnings or losses of the investee after the date of the acquisition, and adjusted for any distributions received (equity method accounting). In-kind distributions are recorded as a return of capital for the cost basis of the stock received. Any adjustments recorded directly to the stockholders' equity of the investee are recorded, based on the Company's ownership share, as unrealized gains or losses. The valuation of private equity investments is recorded based on the partnership financial statements from the previous quarter. The Company believes this valuation represents the best available estimate, however, to the extent that market conditions fluctuate significantly, any change in the following quarter partnership financial statements could be material to the Company's unrealized gains or losses included in stockholder's equity. Any known material changes to the valuation are recorded at year-end.

     Fair values of fixed maturity securities are based on quoted market prices when available. Fair values of marketable equity securities are based on quoted market prices. Fair values of private equity investments are obtained from the partnership financial statement valuations of the underlying fund or independent broker bids. For fixed maturity securities where quoted market prices are not available, generally private placement securities, securities that do not trade regularly, and embedded derivatives included in such securities, an internally developed pricing model using a commercial software application is most often used. The pricing model is developed by obtaining spreads versus the U.S. Treasury yield for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular fixed maturity security to be priced are important inputs into the model and are used to determine a corresponding spread that is applied to the U.S. Treasury yield to create an estimated market yield for that security. The estimated market yield, liquidity premium, any adjustments for known credit risk, and other relevant factors are then used to estimate the fair value of the particular fixed maturity security. For securities where quoted market prices are not available and the internally developed pricing model is not suitable for estimating fair values, qualified company representatives determine the fair value using discounted cash flows and pricing information obtained from the administrator from whom cash flows are distributed for these certain structured securities. As of December 31, 2007, 84.6% of fixed maturity fair values were obtained from quoted market prices, 14.6% from the internal methods described above and 0.8% from other sources, primarily broker bids. Due to extreme volatility in the fixed maturity markets beginning in late 2007, the Company performed additional procedures to ensure fair values obtained as of December 31, 2007 were appropriate. The additional procedures were primarily performed on fixed maturities where the fair value obtained was less than 90% of par value which supplemented the Company's routine review of the securities valued between 90% and par. For these securities, the additional procedures performed included: review of price history and ratings, comparison of original projected returns to actual returns, analysis of underlying collateral, and documentation supporting the valuation used.

     Real estate is carried at cost less accumulated depreciation.

     The Company recognizes interest income as earned and recognizes dividend income on equity securities upon the declaration of the dividend.

     For mortgage-backed securities of high credit quality, excluding interest-only securities, the Company recognizes income using a constant effective yield method based on prepayment assumptions obtained from outside service providers or upon analyst review of the underlying collateral and the estimated economic life of the securities. When estimated prepayments differ from the anticipated prepayments, the effective yield is recalculated to reflect actual prepayments to date and anticipated future payments. Any resulting adjustment is included in net investment income. All other investment income is recorded using the interest method without anticipating the impact of prepayments.

     Policy loans are carried at the unpaid principal balance.

     Cash and cash equivalents are carried at cost, which approximates fair value. The Company considers all money market funds and commercial paper with original maturity dates of less than three months to be cash equivalents. The Company places its cash and cash equivalents with high quality financial institutions and, at times, these balances may be in excess of the Federal Deposit Insurance Corporation (FDIC) insurance limit.

     A portion of the funds collected by the Company from its financial institution customers is restricted in its use because the Company is acting as an agent on behalf of certain insurance underwriters. As an agent, the Company has a fiduciary responsibility to remit the appropriate percentage of monies collected to the corresponding insurance underwriters. This sum of money is defined as unremitted premiums payable and is recorded in other liabilities on the consolidated balance sheets as discussed in detail in note 13. The use of restricted funds is limited to the satisfaction of the unremitted premiums payable owed to the underwriter.

     The amount of restricted cash reported in cash and cash equivalents on the consolidated balance sheets is $15,194,000 and $12,888,000 at December 31, 2007 and 2006, respectively.

     Finance receivables that management has the intent and ability to hold for the foreseeable future or until maturity or payoff are reported at their outstanding unpaid principal balances reduced by any charge-offs. The interest rates on the receivables outstanding at December 31, 2007 and 2006 are consistent with the rates at which loans would currently be made to borrowers of similar credit quality and for the same maturities and security; as such, the carrying value of the receivables outstanding at December 31, 2007 and 2006 approximate the fair value at that date.

     DERIVATIVE FINANCIAL INSTRUMENTS

     The Company currently enters into derivative transactions that do not qualify for hedge accounting or in certain cases, elects not to utilize hedge accounting. The Company does not enter into speculative positions. Although certain transactions do not qualify for hedge accounting or the Company chooses not to elect hedge accounting, they provide the Company with an economic hedge, which is used as part of its strategy for certain identifiable and anticipated transactions. In general, these derivative instruments are used in the Company's efforts to manage risks relating to the variability of future earnings and cash flows caused by movements in foreign currency exchange rates and changes in the capital market and interest rates. For economic hedges, the Company documents all its risk-management objectives and strategies for entering into various hedge transactions. Derivative instruments are carried at fair value, with changes in fair value of derivative instruments and hedged items recorded in net realized investment gains or, in the case of certain life insurance product hedging, in policyholder benefits in the consolidated statements of operations. Derivative instrument fair values are based on quoted market prices or dealer quotes. If a quoted market price is not available, fair value is estimated using current market assumptions and modeling techniques, which are then compared with quotes from counterparties. Interest income generated by derivative instruments is reported in net realized investment gains in the consolidated statements of operations. Derivative instruments had an immaterial impact on the Company's 2007, 2006 and 2005 consolidated statements of operations.

     Several life insurance and annuity products in the Company's liability portfolio contain investment guarantees that either are embedded derivatives under FASB Statement No. 133 (FAS 133), ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES and related amendments and interpretations, or create economic exposure to equity and interest rate risks. These guarantees take the form of guaranteed withdrawal benefits on variable annuities, a guaranteed payout floor on a variable payout annuity, and equity linked interest credits on both fixed annuity and fixed universal life products. The Company uses economic hedges including futures contracts, interest rate swaps and exchange traded options, in its efforts to minimize the financial risk associated with these product guarantees.

     The Company entered into certain interest rate futures contracts to manage duration risk within certain total return managed portfolios within the general account. Due to the immateriality of the derivatives, the Company chose not to elect hedge accounting.

     In 2007, the Company employed a new portfolio replication strategy utilizing derivatives to obtain market exposure to the S&P 500 Index. The strategy uses total return swaps and equity futures to replicate exposure to the equity index while freeing cash to invest in fixed income securities hedged with interest rate swaps and futures to mitigate interest rate risk while attempting to leverage the credit expertise of its capital advisor and earn a positive return over the equity index. The results of this strategy are immaterial to the consolidated financial statements of the Company.

     Also in 2007, the Company utilized put options to partially hedge, on an economic basis, a known future stock distribution from one of its private equity investments. The subsequent distribution resulted in the exercising of the put options and resulted in a $5,067,000 net realized investment gain.

     The Company also enters into certain foreign currency derivative instruments that do not meet hedge accounting criteria. The primary purpose of these hedging activities is to manage the foreign exchange risk inherent in the elapsed time between trade processing and trade settlement in its international equity portfolios. The Company uses short-duration spot contracts in its efforts to mitigate this risk.

     The Company holds "To-Be-Announced" (TBA) Government National Mortgage Association forward contracts that require the Company to take delivery of a mortgage-backed security at a settlement date in the future. A majority of the TBAs are settled at the first available period allowed under the contract. However, the deliveries of some of the Company's TBA securities happen at a later date, thus extending the forward contract date. These securities are reported at fair value as other invested assets with the changes in fair value reported in net realized gains and losses. As of December 31, 2007 and 2006, the Company had certain mortgage dollar roll securities in the amount of $10,912,000 and $24,646,000 classified as other invested assets. For the years ended December 31 2007, 2006, and 2005, the change in fair value of these securities included in net realized investment gains was $25,000, $90,000 and $45,000, respectively.

     REALIZED AND UNREALIZED GAINS AND LOSSES

     Realized and unrealized gains and losses are determined using the specific identification method. The Company regularly reviews each investment in its various asset classes to evaluate the necessity of recording impairment losses for other-than-temporary declines in fair value. When the Company determines that an invested asset is other-than-temporarily impaired, the invested asset is written down to fair value and the amount of the impairment is included in net realized gains and losses on the statements of operations. The fair value then becomes the new cost basis of the investment and any subsequent recoveries in fair value are recognized at disposition.

     Under the Company's accounting policy for debt and equity securities that can be contractually prepaid or otherwise settled in a way that may limit the Company's ability to fully recover cost, an impairment is deemed to be other-than-temporary unless the Company has both the ability and intent to hold the investment for a reasonable period of time and the security is expected to recover within a reasonable period of time. For debt securities with beneficial interests, the Company estimates cash flows over the life of purchased beneficial interests in securitized financial assets. If the Company estimates that the fair value of its beneficial interests is not greater than or equal to its carrying value based on current information and events, and if there has been an adverse change in estimated cash flows since the last revised estimate, considering both timing and amount, the Company recognizes an other-than-temporary impairment and writes down the purchased beneficial interest to fair value.

     For other debt and equity securities, an other-than-temporary impairment is taken when the Company does not have the ability and intent to hold the security until the forecasted recovery, or if the forecasted recovery is not within a reasonable period or if it is no longer probable that the Company will recover all amounts due under the contractual terms of the debt security or the remaining cost basis of the equity security. Many criteria are considered during this process including but not limited to, the length of time and the extent to which the current fair value has been below the amortized cost of the security, specific credit issues such as collateral, financial prospects related to the issuer, the Company's intent to hold or dispose of the security, and current economic conditions.

     Available-for-sale equity securities which have been in an unrealized loss position of greater than 20% for longer than six months are reviewed specifically using available third party information based on the investee's current financial condition, liquidity, near-term recovery prospects, and other factors, and the manager's intent and ability to hold the security. Mutual funds and ETF investments are reviewed by analyzing the characteristics of the underlying investments and the long-term outlook for the asset class along with the ability and intent to hold the investment. Private equity securities which have been in an unrealized loss position of greater than 20% for longer than two years are analyzed on a fund by fund basis using current and forecasted expectations for future fund performance, the age of the fund, general partner commentary and underlying investments within the fund. All other material unrealized losses are reviewed for any unusual event that may trigger an other-than-temporary impairment. Determination of the status of each analyzed investment as other-than-temporary or not is made based on these evaluations with documentation of the rationale for the decision.

     The Company may, from time to time, sell invested assets subsequent to the balance sheet date that were considered temporarily impaired at the balance sheet date for several reasons. The rationale for the change in the Company's ability and intent generally focuses on unforeseen changes in the economic facts and circumstances related to the invested asset subsequent to the balance sheet date, significant unforeseen changes in the Company's liquidity needs, or changes in tax laws or the regulatory environment. The Company had no material sales of invested assets subsequent to the balance sheet dates for either December 31, 2007 or 2006.

     Total other-than-temporary impairments for fixed maturity securities were $37,500,000 for the year ended December 31, 2007, of which $5,028,000 was interest rate related and $32,472,000 was credit related. For the year ended December 31, 2006, other-than-temporary impairments for fixed maturity securities were $31,356,000, of which $30,328,000 was interest rate related and $1,028,000 was credit related. For the year ended December 31, 2005, other-than-temporary impairments for fixed maturity securities were $6,683,000, all of which was credit related.

     Total other-than-temporary impairments for equity securities for the years ended December 31, 2007, 2006 and 2005 were $7,600,000, $0 and $1,212,000 respectively.

     Total other-than-temporary impairments for private equity investments for the years ended December 31, 2007, 2006 and 2005 were $5,470,000, $10,868,000 and $9,088,000, respectively.

     The Company provides valuation allowances for impairments of mortgage loans on a specific identification basis. Mortgage loans are considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a provision for loss is established equal to the difference between the carrying value and the present value of expected future cash flows discounted at the loan's effective interest rate, or the fair value of the collateral, if the loan is collateral dependent. Changes in the valuation allowance are recorded in net realized gains and losses on the consolidated statements of operations. No valuation allowances for mortgage loans were necessary as of December 31, 2007 and 2006.

     Impairment losses are recorded on investments in real estate and other long-lived assets used in operations when indicators of impairment are present, using undiscounted cash flows if available or independent market appraisals.

     SECURITIES LENDING

     The Company engages in securities lending whereby certain investments are loaned to other financial institutions for short periods of time. When these loan transactions occur, the lending broker provides cash collateral equivalent to 102% to 105% of the fair value of the loaned securities. This collateral is deposited with a lending agent who invests the collateral on behalf of the Company.

     The Company accounts for its securities lending transactions as secured borrowings, in which the collateral received and the related obligation to return the collateral are recorded on the consolidated balance sheets as securities held as collateral and securities lending collateral, respectively. Securities on loan remain on the Company's consolidated balance sheets and interest and dividend income earned by the Company on loaned securities is recognized in net investment income on the consolidated statements of operations.

     Securities lending income is recorded in net investment income and was $1,335,000, $1,253,000, and $1,232,000 for the years ended December 31,
     2007, 2006, and 2005, respectively. Securities, consisting of equity securities and fixed maturity securities, were loaned to other financial institutions. Amounts loaned as of December 31, 2007 and 2006 were $673,783,000 and $1,385,382,000, respectively. As of December 31, 2007 and
     2006, the fair value of the collateral associated with securities lending was $683,004,000 and $1,430,984,000, respectively.

     The Company recognized an other-than-temporary impairment of $10,044,000 on structured investment vehicles in default contained within its securities lending collateral portfolio for the year ended December 31, 2007. The impairment was included in realized investment losses on the consolidated statements of operations. The Company intends to reimburse the amount of the impairment within the securities lending collateral portfolio and has recorded a liability of $10,044,000 as of December 31, 2007, which is included in securities held as collateral on the consolidated balance sheets.

     SEPARATE ACCOUNTS

     Separate account assets and liabilities represent segregated funds administered by an unaffiliated asset management firm. These segregated funds are invested by both an unaffiliated asset management firm and an affiliate of the Company for the exclusive benefit of the Company's pension, variable annuity and variable life insurance policyholders and contractholders. Assets consist principally of marketable securities and are reported at the fair value of the investments held in the segregated funds. Investment income and gains and losses accrue directly to the policyholders and contractholders. The activity of the separate accounts is not reflected on the consolidated statements of operations except for the fees the Company received, which are assessed on a daily or monthly basis and recognized as revenue when assessed and earned, and the activity related to guaranteed minimum death and withdrawal benefits.

     The Company periodically invests money in its separate accounts. At December 31, 2007 and 2006, the fair value of these investments included within equity securities on the consolidated balance sheets as required by Statement of Position 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS (SOP 03-1), was $24,579,000 and $27,085,000,
     respectively.

     FINANCE CHARGE INCOME AND RECEIVABLES

     Finance charge income, arising from the Company's consumer finance operations, includes finance charges, interest, and fees on finance receivables which are recorded as earned. Accrued and uncollected finance charges, interest and fees are included in finance receivables on the consolidated balance sheets. The Company uses the interest (actuarial) method of accounting for unearned finance charges and interest on finance receivables. Finance receivables are reported net of unearned finance charges. Accrual of finance charges and interest on smaller balance, homogeneous finance receivables is suspended when a loan is contractually delinquent for more than 60 days and is subsequently recognized when received. Accrual of finance charges is resumed when the loan is contractually less than 60 days past due. Late charges are accrued only if two or fewer late charges are due and unpaid. Accrual of finance charges and interest is suspended on other receivables at the earlier of when they are contractually past due for more than 60 days or they are considered by management to be impaired.

     A loan is treated as impaired when, based upon current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. Impaired loans are generally larger real estate secured loans that are 60 days past due. Loan impairment is measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, or as a practical expedient, at the observable market price of the loan or the fair value of the collateral if the loan is collateral dependent. Large groups of homogenous installment receivables are collectively evaluated for impairment. When a loan is identified as impaired, interest accrued in the current year is reversed. Interest payments received on impaired loans are generally applied to principal unless the remaining principal balance has been determined to be fully collectible.

     An allowance for losses is maintained by direct charges to operations at an amount, which in management's judgment, based on a specific review of larger individual loans, the overall risk characteristics of the portfolio, changes in the character or size of the portfolio, the level of non-performing assets, historical losses and economic conditions, is adequate to absorb probable losses on existing receivables. The Company's general policy is to charge-off accounts (net of unearned finance charges) when they are deemed uncollectible and in any event on which no collections were received during the preceding six months, except for certain accounts which have been individually reviewed by management and are deemed to warrant further collection effort.

     The adequacy of the allowance for losses is highly dependent upon management's estimates of variables affecting valuation, appraisals of collateral, evaluations of performance and status, and the amounts and timing of future cash flows expected to be received on impaired loans. Such estimates, appraisals, evaluations and cash flows may be subject to frequent adjustments due to changing economic prospects of borrowers or properties. These estimates are reviewed periodically and adjustments, if necessary, are recorded in the provision for credit losses in the periods in which they become known.

     DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and renewal business, after the effects of reinsurance, which vary with and are primarily related to the production of new and renewal business, are generally deferred to the extent recoverable from future premiums or expected gross profits. Deferrable costs include commissions, underwriting expenses and certain other selling and issue costs. Deferred policy acquisition costs (DAC) are subject to loss recognition and recoverability testing at least annually.

     For traditional life insurance, accident and health and group life insurance products, DAC are amortized with interest over the premium paying period in proportion to the ratio of annual premium revenues to ultimate premium revenues. The ultimate premium revenues are estimated based upon the same assumptions used to calculate the future policy benefits.

     For nontraditional life insurance products and deferred annuities, DAC are amortized with interest over the expected life of the contracts in relation to the present value of estimated gross profits from investment, mortality and expense, and lapse margins. The Company reviews all assumptions used to project estimated gross profits, such as mortality, persistency, expenses, investment returns and separate account returns, periodically throughout the year. These assumptions reflect the Company's best estimate of future experience. For future separate account returns, the Company utilizes a mean reversion process. The Company's future long-term separate account return assumption is 8% at December 31, 2007. Factors regarding economic outlook, as reviewed by a third party and internal investment experts, and management's current view of the capital markets were considered in developing the Company's long-term separate account return assumption. The Company's policy regarding the reversion to the mean process assumes a five-year reversion period during which a modified yield assumption is projected for the next five years after the valuation date. This modified yield assumption is calculated such that, when combined with the actual yields from January 1, 2001 through the valuation date, the total yield from January 1, 2001 through the end of the five-year reversion period is equal to that produced using the historical long-term assumptions. The effects of this modified yield assumption are reflected annually in the consolidated statements of operations. This modified yield assumption is not permitted to be negative or in excess of 15%, per annum, during the five-year reversion period.

     Changes in assumptions can have a significant impact on the amount of DAC reported for nontraditional life insurance products and deferred annuities, and the related amortization patterns. In the event actual experience differs from expected or future assumptions are revised to reflect management's new best estimate, the Company records an increase or decrease in DAC amortization expense, which could be significant.

     Any resulting impact to financial results from a change in an assumption is included in amortization of deferred policy acquisition costs on the consolidated statements of operations. DAC are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as disclosed in note 19. The adjustment represents the changes in amortization that would have been recorded had such unrealized amounts been realized.

     The Company assesses internal replacements on insurance contracts to determine whether such modifications significantly change the contract terms. An internal replacement represents a modification in product benefits, features, rights or coverages that occurs by the exchange of an insurance contract for a new insurance contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. If the modification substantially changes the contract, the remaining DAC on the original contract are immediately expensed and any new DAC on the replacement contract are deferred. If the contract modification does not substantially change the contract, DAC amortization on the original contract continues and any new acquisition costs associated with the modification are immediately expensed.

     SALES INDUCEMENTS

     The Company defers sales inducements and amortizes them over the life of the policy utilizing the same methodology and assumptions used to amortize DAC. Deferred sales inducements are included in other assets on the consolidated balance sheets. The Company offers a sales inducement for individual annuity products that credit the policyholder with a higher interest rate than the normal general account interest rate for the first year of the deposit and another sales inducement that offers an upfront bonus on variable annuities. Changes in deferred sales inducements for the periods ended December 31 were as follows:

IN THOUSANDS                    2007     2006
------------                   ------   ------
Balance at beginning of year   $1,651   $1,162
Capitalization                  1,499      487
Amortization and interest         (29)       2
                               ------   ------
Balance at end of year         $3,121   $1,651
                               ======   ======

     GOODWILL AND OTHER INTANGIBLE ASSETS

     In connection with acquisitions of operating entities, the Company recognizes the excess of the purchase price over the fair value of net assets acquired as goodwill. Goodwill is not amortized, and is tested for impairment, at the reporting unit level, at least annually and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount. Such circumstances could include, but are not limited to:
     (1) a significant adverse change in legal factors or in business climate,
     (2) unanticipated competition, or (3) an adverse action or assessment by a regulator. When evaluating whether goodwill is impaired, the Company compares the fair value of the reporting unit to which the goodwill is assigned to the reporting unit's carrying amount, including goodwill. The fair value of the reporting unit is estimated using a combination of the income, or discounted cash flows, approach and the market approach, which utilizes comparable companies' data, when available. If the carrying amount of a reporting unit exceeds its fair value, then the amount of the impairment loss must be measured. The impairment loss would be calculated by comparing the implied fair value of reporting unit goodwill to its carrying amount. In calculating the implied fair value of reporting unit goodwill, the fair value of the reporting unit is allocated to all of the other assets and liabilities of that unit based on their fair values. The excess of the fair value of a reporting unit over the amount assigned to its other assets and liabilities is the implied fair value of goodwill. An impairment loss would be recognized when the carrying amount of goodwill exceeds its implied fair value.

     The Company also evaluates the recoverability of other intangible assets with finite useful lives whenever events or changes in circumstances indicate that an intangible asset's carrying amount may not be recoverable. Such circumstances could include, but are not limited to: (1) a significant decrease in the market value of an asset, (2) a significant adverse change in the extent or manner in which an asset is used, or (3) an accumulation of costs significantly in excess of the amount originally expected for the acquisition of an asset. The Company measures the carrying amount of the asset against the estimated undiscounted future cash flows associated with it. Should the sum of the expected future net cash flows be less than the carrying value of the asset being evaluated, an impairment loss would be recognized. The impairment loss would be determined as the amount by which the carrying value of the asset exceeds its fair value. The fair value is measured based on quoted market prices, if available. If quoted market prices are not available, the estimate of fair value is based on various valuation techniques, including the discounted value of estimated future cash flows. The evaluation of asset impairment requires the Company to make assumptions about future cash flows over the life of the asset being evaluated. These assumptions require significant judgment and actual results may differ from assumed and estimated amounts.

     SOFTWARE

     Computer software costs incurred for internal use are capitalized and amortized over a three to five-year period. Computer software costs include application software, purchased software packages and significant upgrades to software and are included in property and equipment on the consolidated balance sheets. The Company had unamortized software costs of $35,686,000 and $31,712,000 as of December 31, 2007 and 2006, respectively, and amortized software expense of $12,710,000, $11,510,000 and $10,192,000 for the years ended December 31, 2007, 2006 and 2005, respectively.

     PROPERTY AND EQUIPMENT

     Property and equipment are carried at cost, net of accumulated depreciation of $108,335,000 and $100,932,000 at December 31, 2007 and 2006,
     respectively. Buildings are depreciated over 40 years and equipment is generally depreciated over 5 to 10 years. Depreciation expense for the years ended December 31, 2007, 2006, and 2005, was $11,787,000,
     $11,514,000, and $12,047,000, respectively.

     REINSURANCE

     Insurance liabilities are reported before the effects of ceded reinsurance. Reinsurance recoverables represent amounts due from reinsurers for paid and unpaid benefits, expense reimbursements, prepaid premiums and future policy benefits. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured business. Reinsurance premiums ceded and recoveries on benefits and claims incurred are deducted from the respective income and expense accounts.

     POLICYHOLDER LIABILITIES

     Policy and contract account balances represent the net accumulation of funds associated with nontraditional life insurance products and deferred annuities. Additions to account balances include premiums, deposits and interest credited by the Company. Deductions to account balances include surrenders, withdrawals, benefit payments and charges assessed for the cost of insurance, policy administration and surrenders.

     Future policy and contract benefits are comprised of reserves for traditional life insurance, group life insurance and accident and health products. The reserves were calculated using the net level premium method based upon assumptions regarding investment yield, mortality, morbidity and withdrawal rates determined at the date of issue, commensurate with the Company's experience. Provision has been made in certain cases for adverse deviations from these assumptions. Certain traditional life products are accounted for under AICPA Statement of Position 95-1, ACCOUNTING FOR CERTAIN INSURANCE ACTIVITIES OF MUTUAL LIFE INSURANCE ENTITIES. When estimating the expected gross margins for traditional life insurance products as of December 31, 2007, the Company has assumed an average rate of investment yields ranging from 5.71% to 5.56%.

     Future policy and contract benefits are adjusted to reflect the impact of unrealized gains and losses on securities as disclosed in note 19. The adjustment to future policy benefits and claims represents the increase in policy reserves from using a required discount rate if the funds were reinvested at then current market interest rates instead of the then current effective portfolio rate implicit in the policy reserves.

     Pending policy and contract claims primarily represent amounts estimated for claims incurred but not reported and claims that have been reported but not settled. Such liabilities are estimated based upon the Company's historical experience and other actuarial assumptions that consider current developments and anticipated trends.

     Other policyholder funds are comprised of dividend accumulations, premium deposit funds and supplementary contracts without life contingencies.

     PARTICIPATING BUSINESS

     Dividends on participating policies and other discretionary payments are declared by the Board of Directors based upon actuarial determinations, which take into consideration current mortality, interest earnings, expense factors and federal income taxes. Dividends are recognized as expenses consistent with the recognition of premiums. At December 31, 2007 and 2006, the total participating business in force was $1,732,649,000 and $1,594,804,000, respectively. As a percentage of total life insurance in force, participating business in force represents 0.3% at December 31, 2007 and 2006.

     INCOME TAXES

     The Company files a life/non-life consolidated federal income tax return with Minnesota Mutual Companies, Inc., the Company's ultimate parent. The Company utilizes a consolidated approach to the allocation of current taxes, whereby, the tax benefits resulting from any losses by the Company, which would be realized by Minnesota Mutual Companies, Inc. on a consolidated return, go to the benefit of the Company. Intercompany tax balances are settled annually when the tax return is filed with the Internal Revenue Service (IRS).

     Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded on the consolidated financial statements. Any such change could significantly affect the amounts reported on the consolidated statements of operations. Management has used best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums and other rulings issued by the IRS or the tax courts.

     The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when it is determined that it is more likely than not that the deferred tax asset will not be fully realized. Current income taxes are charged to operations based upon amounts estimated to be payable as a result of taxable operations for the current year.

     RECLASSIFICATION

     Certain 2006 and 2005 financial statement balances have been reclassified to conform to the 2007 presentation.

(3)  RISKS

     The following is a description of the significant risks facing the Company:

     CREDIT RISK:

     Credit risk is the risk that issuers of securities, mortgagees on mortgage loans or other parties, including reinsurers and derivatives counterparties, default on their contractual obligations. The Company attempts to minimize the adverse impact of this risk by monitoring portfolio diversification by asset class, creditor and industry and by complying with investment limitations governed by state insurance laws and regulations as applicable. The Company monitors and manages exposures, determines whether securities are impaired or loans are deemed uncollectible, and takes charges in the period such assessments are made. Following below is discussion regarding particular asset class concentration of credit risk:

     CONCENTRATION OF CREDIT RISK:

          CASH AND CASH EQUIVALENTS:

          Certain financial instruments, consisting primarily of cash and cash equivalents, potentially subject the Company to concentration of credit risk. The Company places its cash and cash equivalents in investment grade securities and limits the amount of credit exposure with any one institution.

          FINANCIAL INSTRUMENTS:

          Management attempts to limit the concentration of credit risk with respect to mortgages, fixed maturity securities, and other invested assets by diversifying the geographic base and industries of the underlying issuers. This diversity is an integral component of the portfolio management process.

          Management attempts to achieve equity security diversification through the use of style diversification and through limiting exposure to a single issuer. At December 31, 2007, the Company has a concentrated credit risk in that it invested $69,787,000 in a Goldman Sachs equity security. Private equity investment diversification is achieved by dividing the portfolio between direct venture company funds, mezzanine debt funds and hedge and other types of private equity instruments. In addition, this portfolio is managed by diversifying industry sectors to limit exposure to any one type of fund.

          DERIVATIVES:

          The Company executes derivative transactions with ongoing counterparty exposure exclusively with highly rated counterparties. Should the rating of a derivative counterparty drop, the Company may require the counterparty to post collateral. The aggregate counterparty exposure for a single non-qualified counterparty is limited to 1% of admitted assets. The aggregate counterparty exposure to all non-qualified counterparties is limited to 3% of admitted assets. Admitted assets in this context are defined as the Company's admitted assets as defined by Statutory Accounting guidance authored by the National Association of Insurance Commissioners (NAIC).

          To date, the Company has not required receipt of collateral from its interest rate swap counterparties. The Company does not anticipate nonperformance by any of its derivative instrument counterparties. The Company is required to pledge collateral in order to trade in futures contracts. This requirement is satisfied by deposit of a U.S. Treasury security. The Company maintains ownership of pledged securities at all times and is entitled to receive from the borrower any payments for interest on such securities during the period it is pledged as collateral.

          The Company attempts to minimize the adverse impact of any exposure to potential loss in the event of credit default by the Company's futures contracts by the fact that the futures contracts are exchange-traded instruments and if the broker could not perform its intermediary obligations concerning the Company's futures contracts, these contracts could be transferred to a new broker with little or no financial impact to the Company.

          SECURITIES LENDING:

          The Company participated in a securities lending program, managed by a third party lending agent, where it receives cash as collateral assets in exchange for loaned securities. During 2006 and most of 2007, the cash received was invested in an Enhanced Yield Trust and a Collateral Investment Trust. The Company had concentrated credit risks in its investment in the Enhanced Yield Trust of $1,075,000,000 and its investment in the Collateral Investment Trust of $337,000,000, as of December 31, 2006. During 2007, the trusts invested in certain structure investment vehicles (SIVs). These SIVs were identified as having credit issues where the recovery of the investment was remote and the trusts were dissolved prior to December 31, 2007. At December 31, 2007, the credit concentration risk is mitigated by investing the cash in individual holdings rather than trusts; however, the Company could experience additional losses on these collateral holdings in the future.

     INTEREST RATE RISK:

     Interest rate risk is the risk that interest rates will change and cause a decrease in the value of an insurer's investments relative to the value of its liabilities. The Company attempts to minimize the adverse impact of this risk by maintaining a diversified portfolio of investments and monitoring cash flow patterns in order to approximately match the expected maturity of its liabilities, by employing disciplined new product development procedures and by offering a wide range of products and by operating throughout the United States.

     FOREIGN CURRENCY RISK:

     Foreign currency risk is the risk that the price of foreign currency dominated contracts may change significantly prior to the completion of investment transactions. The Company utilizes short-duration spot forward contracts in its efforts to minimize the adverse impact of foreign currency exchange rate risk inherent in the elapsed time between trade processing and trade settlement in its international equity portfolios.

     LEGAL/REGULATORY RISK:

     Legal or regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates will result in increased competition, reduced demand for a company's products, or additional unanticipated expenses in the pricing of a company's products. The Company attempts to minimize the adverse impact of this risk by offering a wide range of products and by operating throughout the United States. The Company specifically monitors its risk toward any one particular product or particular jurisdictions. The Company employs compliance practices that identify and assist in minimizing the adverse impact of this risk.

     RATINGS RISK:

     Ratings risk is the risk that rating agencies change their outlook or rating of the Company or a subsidiary of the Company, where such change or changes in the Company's underlying business or a combination of both could negatively impact the Company. The Company employs a strategic planning process, disciplined new product procedures, monitors its risk based capital and other capital ratios for adequacy and maintains regular communications with the rating agencies in its efforts to minimize the adverse impact of this risk.

     EQUITY MARKET RISK:

     Equity market risk is the risk that significant adverse fluctuations in the equity market can affect the Company's financial results. Risks may include, but are not limited to, changes in the amount of fee revenue a company may be able to realize from its separate account assets, impacting estimations of future profit streams from variable products or increasing potential claims under certain contracts with guaranteed minimum benefit features and, as discussed in credit risk above, investing in equity securities as a part of the insurance company investment portfolio.

     As of December 31, 2007, approximately 97.0% of separate account assets were invested in equity investments across the Company's variable product offerings. The Company attempts to minimize the adverse impact of this risk with its product offerings in traditional insurance products, which do not expose fee revenue to equity market risk and by collecting fee revenue on a transactional or annual basis rather than an asset-based basis.

     The Company held a limited number of derivative instruments in its efforts to minimize the adverse impact of equity market risks embedded within certain individual annuity products.

     As discussed above, the Company monitors its overall exposure to the equity market and maintains a diversified investment portfolio limiting its exposure to any single issuer.

     REINSURANCE RISK:

     Reinsurance risk is the risk that reinsurance companies, where a company has ceded a portion of its underwriting risk, may default on their obligation. The Company has entered into certain reinsurance contracts to cede a portion of its life and health business. The Company established a trust agreement when assets connected to the sale of its Individual Disability line of business were sold. The assets in the trust are actively monitored for potential credit risk and are replaced as necessary. The Company also monitors the ratings of reinsurance companies it chooses to cede risk to and follows up on any outstanding balances with reinsurance companies.

(4)  NEW ACCOUNTING PRONOUNCEMENTS

     In December 2007, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 160 (FAS 160), NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS - AN AMENDMENT OF ARB NO. 51. FAS 160 amends Accounting Research Bulletin No. 51, CONSOLIDATED FINANCIAL STATEMENTS, to establish accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. The application of FAS 160 is required for fiscal years beginning on or after December 15, 2008, with early adoption prohibited. The Company expects no material impact to its consolidated results of operations or financial position due to the adoption of FAS 160.

     In December 2007, the FASB issued Statement of Financial Accounting Standards No. 141, revised 2007 (FAS 141 (R)), BUSINESS COMBINATIONS. FAS 141 (R) improves the relevance, representational faithfulness, and comparability of the information that a reporting entity provides about a business combination and its effects. FAS 141 (R) retains the fundamental requirements in FAS 141, BUSINESS COMBINATIONS, that the acquisition method of accounting be used for all business combinations and for an acquirer to be identified for each business combination. The application of FAS 141 (R) is required for business combinations in which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with early adoption prohibited. The Company expects no material impact to its consolidated results of operations or financial position due to the adoption of FAS 141 (R).

     In June 2007, the Accounting Standards Executive Committee (AcSEC) of the American Institute of Certified Public Accountants (AICPA) issued SOP 07-1 (SOP 07-1), CLARIFICATION OF THE SCOPE OF THE AUDIT AND ACCOUNTING GUIDE, INVESTMENT COMPANIES, AND ACCOUNTING BY PARENT COMPANIES AND EQUITY METHOD INVESTORS FOR INVESTMENTS IN INVESTMENT COMPANIES. SOP 07-1 provides guidance for determining whether an entity is within the scope of the AICPA Audit and Accounting Guide Investment Companies (the Guide). For those entities that are investment companies under SOP 07-1, this SOP also addresses whether the specialized industry accounting principles of the Guide (i.e., fair value accounting) should be retained by a parent company in consolidation or by an investor that has the ability to exercise significant influence over the investment company and applies the equity method of accounting to its investment in the entity (referred to as an equity method investor). In addition, SOP 07-1 includes certain disclosure requirements for parent companies and equity method investors in investment companies that retain investment company accounting in the parent company's consolidated financial statements or the financial statements of an equity method investor. The provisions of SOP 07-1 are effective for fiscal years beginning on or after December 15, 2007. As of December 31, 2007, the Company had not adopted SOP 07-1. During February 2008, the FASB issued FASB Staff Position No. SOP 07-1-1, EFFECTIVE DATE OF AICPA STATEMENT OF POSITION 07-1, which delays the effective date of SOP 07-1 indefinitely.

     In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159 (FAS 159), THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES, INCLUDING AN AMENDMENT OF FASB STATEMENT NO. 115. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. The application of FAS 159 is required for fiscal years beginning after November 15, 2007. The Company currently is evaluating the impact of adopting FAS 159.

     In September 2006, the FASB released Statement of Financial Accounting Standards No. 158 (FAS 158), EMPLOYERS' ACCOUNTING FOR DEFINED BENEFIT PENSION AND OTHER POSTRETIREMENT PLANS, AN AMENDMENT OF FASB STATEMENTS NO. 87, 88, 106, AND 132(R). FAS 158 requires an employer to recognize the funded status of a defined benefit pension and other postretirement plan as an asset or liability in its consolidated balance sheets and to recognize changes in funded status in the year in which the changes occur through other comprehensive income. In addition, FAS 158 requires an employer to measure the funded status of a plan as of the date of its year-end financial statements. For employers without publicly traded equity securities, recognition of the funded status of a benefit plan is required to be adopted for fiscal years ending after June 15, 2007. The requirement to measure the funded status of a plan as of the date of its year-end financial statements is required for fiscal years ending after December 15, 2008. The Company adopted the requirement to recognize of the funded status of its benefit plans as of December 31, 2007, which resulted in a $22,562,000 reduction of accumulated other comprehensive income, net of taxes. The Company will adopt the requirement to measure the funded status as of the date of its year-end financial statements on December 31, 2008.

     In September 2006, the FASB released Statement of Financial Accounting Standards No. 157 (FAS 157), FAIR VALUE MEASUREMENTS. FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures regarding fair value measurements. The application of FAS 157 was initially required for fiscal years beginning after November 15, 2007. During February 2008, the FASB issued FASB Staff Position No. FAS 157-2, EFFECTIVE DATE OF FASB STATEMENT NO. 157, which delays the effective date of FAS 157 until fiscal years beginning after November 15, 2008 for nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis. The Company is currently evaluating the effect of this statement on its consolidated results of operations and financial position.

     In September 2006, the U.S. Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin (SAB) No. 108 (SAB 108), CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS. SAB 108 addresses quantifying the financial statement effects of misstatements, specifically, how the effects of prior year uncorrected errors must be considered in quantifying misstatements in the current year financial statements. SAB 108 does not change the SEC staff's previous positions in SAB No. 99, MATERIALITY, regarding qualitative considerations in assessing the materiality of misstatements. SAB 108 was effective for fiscal years ending after November 15, 2006. Any material errors in existence at the beginning of the fiscal year ending after November 15, 2006, may have been corrected through a one-time cumulative effect adjustment to beginning of year retained earnings. There was no material impact to the Company's consolidated results of operations or financial position due to the adoption of SAB 108 in 2006.

     In June 2006, the FASB issued Interpretation No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - AN INTERPRETATION OF FASB STATEMENT NO. 109, ACCOUNTING FOR INCOME TAXES (FIN 48). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, disclosure and transition. The application of FIN 48 was required for fiscal years beginning after December 15, 2006. The Company adopted FIN 48 effective January 1, 2007, which resulted in a cumulative effect adjustment to increase retained earnings $1,681,000, net of taxes.

     In February 2006, the FASB released Statement of Financial Accounting Standards No. 155 (FAS 155), ACCOUNTING FOR CERTAIN HYBRID INSTRUMENTS, AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140. In summary, this pronouncement: (1) permits fair value re-measurement for any hybrid instrument that contains an embedded derivative that otherwise would require bifurcation; (2) clarifies accounting for interest-only strips and principal-only strips; (3) requires evaluation of interest in securitized financial assets to identify interests that contain derivatives; (4) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (5) eliminates the prohibition on a qualifying special purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative. The application of FAS 155 was effective for all financial instruments acquired or issued after the beginning of the fiscal year that begins after September 15, 2006. The adoption of FAS 155 had no material impact to the consolidated results of operations or financial position of the Company.

     In November 2005, the FASB issued FSP-FAS 115-1 and 124-1, THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS, which addresses the determination as to when an investment is considered impaired, whether that impairment is other-than-temporary, and the measurement of an impairment loss. This staff position also includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures regarding unrealized losses that have not been recognized as other-than-temporary impairments. The Company's other-than-temporary policy was not impacted by the adoption of this staff position as the Company's policy was already consistent with the resulting guidance.

     In September 2005, AcSEC of the AICPA issued Statement of Position 05-1 (SOP 05-1), ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS. This statement provides guidance on accounting for DAC on internal replacements and investment contracts other than those specifically described by FASB Statement No. 97, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN LONG-DURATION CONTRACTS AND FOR REALIZED GAINS AND LOSSES FROM THE SALE OF INVESTMENTS. This statement was effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted SOP 05-1, effective January 1, 2007 which resulted in a cumulative effect adjustment to decrease retained earnings by $6,326,000, net of taxes and decrease accumulated other comprehensive income by $20,000, net of taxes.

     In May 2005, the FASB issued Statement of Financial Accounting Standards No. 154 (FAS 154), ACCOUNTING CHANGES AND ERROR CORRECTIONS, A REPLACEMENT OF APB OPINION NO. 20 AND FASB STATEMENT NO. 3. This document establishes retrospective application for a change in accounting principle, if practicable, unless specifically addressed in transition guidance within an accounting pronouncement. The document also provides guidance for determining whether retroactive treatment is impracticable. In addition the document addresses reporting of a correction of an error and restating previously issued financial statements. FAS 154 was effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The adoption of FAS 154 on January 1, 2006, did not have a material impact on the consolidated results of operations or financial position of the Company.

     In December 2004, the FASB issued Statement of Financial Accounting Standards No. 153 (FAS 153), EXCHANGE OF NONMONETARY ASSETS, AN AMENDMENT OF APB OPINION NO. 29 (APB 29), which eliminates the exception in APB 29 for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. This guidance is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. The adoption of FAS 153 on January 1, 2006, did not have a material impact on the consolidated results of operations or financial position of the Company.

(5)  INVESTMENTS

     Net investment income for the years ended December 31 was as follows:

IN THOUSANDS                   2007       2006       2005
--------------------------   --------   --------   --------
Fixed maturity securities    $401,629   $392,210   $384,844
Equity securities              23,593     20,997     21,360
Mortgage loans                 76,246     70,711     68,160
Real estate                       (33)       (35)       (36)
Policy loans                   22,522     21,592     20,395
Cash equivalents               10,312      8,514      6,010
Private equity investments      2,577        302        296
Other invested assets           2,545      2,541      2,055
                             --------   --------   --------
   Gross investment income    539,391    516,832    503,084
Investment expenses           (17,021)   (16,432)   (16,071)
                             --------   --------   --------
   Total                     $522,370   $500,400   $487,013
                             ========   ========   ========

     Net realized investment gains (losses) for the years ended December 31 were as follows:

IN THOUSANDS                      2007       2006       2005
-----------------------------   --------   --------   --------
Fixed maturity securities       $(50,010)  $(41,722)  $(16,256)
Equity securities                 83,580     76,134     69,052
Mortgage loans                        --         --        617
Real estate                          (46)      (241)        --
Private equity investments        32,516     18,058     13,139
Other invested assets             (7,741)     1,174     (1,597)
Securities held as collateral    (10,044)        --         --
                                --------   --------   --------
   Total                        $ 48,255   $ 53,403   $ 64,955
                                ========   ========   ========

     Gross realized gains (losses) on the sales and impairments of fixed maturity securities, equity securities and private equity investments for the years ended December 31 were as follows:

IN THOUSANDS                    2007       2006       2005
---------------------------   --------   --------   --------
Fixed maturity securities
   Gross realized gains       $ 22,237   $  6,189   $ 10,290
   Gross realized losses       (72,247)   (47,911)   (26,546)
Equity securities:
   Gross realized gains        108,727     95,587     84,573
   Gross realized losses       (25,147)   (19,453)   (15,521)
Private equity investments:
   Gross realized gains         38,064     29,165     22,625
   Gross realized losses        (5,548)   (11,107)    (9,486)

     The amortized cost and fair value of investments in fixed maturity and marketable equity securities by type of investment were as follows:

                                                      GROSS UNREALIZED
IN THOUSANDS                             AMORTIZED   ------------------      FAIR
DECEMBER 31, 2007                          COST        GAINS     LOSSES      VALUE
-------------------------------------   ----------   --------   -------   ----------
U.S. government                         $   33,619   $    470   $     1   $   34,088
Agencies not backed by the full faith
   and credit of the U.S. government        18,289      2,090        41       20,338
Foreign governments                          5,285        113        --        5,398
Corporate securities                     3,326,219     71,356    43,792    3,353,783
Asset-backed securities                    268,193      2,719     5,455      265,457
Mortgage-backed securities               2,362,580     37,529    25,045    2,375,064
                                        ----------   --------   -------   ----------
   Total fixed maturities                6,014,185    114,277    74,334    6,054,128
Equity securities - unaffiliated           493,747    120,536    14,623      599,660
                                        ----------   --------   -------   ----------
      Total                             $6,507,932   $234,813   $88,957   $6,653,788
                                        ==========   ========   =======   ==========

                                                      GROSS UNREALIZED
IN THOUSANDS                             AMORTIZED   ------------------      FAIR
DECEMBER 31, 2006                          COST        GAINS     LOSSES      VALUE
-------------------------------------   ----------   --------   -------   ----------
U.S. government                         $   26,962   $    539   $   249   $   27,252
Agencies not backed by the full faith
   and credit of the U.S. government        22,881      1,631        64       24,448
Foreign governments                          1,753         80        --        1,833
Corporate securities                     3,357,554     68,208    26,939    3,398,823
Asset-backed securities                    310,638      3,862     1,297      313,203
Mortgage-backed securities               1,543,580     21,337     3,909    1,561,008
                                        ----------   --------   -------   ----------
   Total fixed maturities                5,263,368     95,657    32,458    5,326,567
Equity securities - unaffiliated           576,887    152,183     3,263      725,807
                                        ----------   --------   -------   ----------
      Total                             $5,840,255   $247,840   $35,721   $6,052,374
                                        ==========   ========   =======   ==========

     The amortized cost and fair value of securities on loan by type of investment were as follows:

                                                    GROSS UNREALIZED
IN THOUSANDS                            AMORTIZED   ----------------     FAIR
DECEMBER 31, 2007                         COST       GAINS    LOSSES     VALUE
-------------------------------------   ---------   -------   ------   --------
U.S. government                          $ 97,291   $10,642   $   --   $107,933
Agencies not backed by the full faith
   and credit of the U.S. government       34,466     1,221        2     35,685
Corporate securities                       19,028       165    1,349     17,844
Asset-backed securities                   102,588       755      177    103,166
Mortgage-backed securities                342,705     5,871    1,086    347,490
                                         --------   -------   ------   --------
   Total fixed maturities                 596,078    18,654    2,614    612,118
Equity securities - unaffiliated           50,335    16,209    4,879     61,665
                                         --------   -------   ------   --------
       Total                             $646,413   $34,863   $7,493   $673,783
                                         ========   =======   ======   ========

                                                      GROSS UNREALIZED
IN THOUSANDS                             AMORTIZED   -----------------      FAIR
DECEMBER 31, 2006                          COST       GAINS     LOSSES      VALUE
-------------------------------------   ----------   -------   -------   ----------
U.S. government                         $  100,177   $ 6,961   $   172   $  106,966
Agencies not backed by the full faith
   and credit of the U.S. government        49,303     1,146        70       50,379
Corporate securities                        81,885     1,558       695       82,748
Asset-backed securities                      5,645        32        --        5,677
Mortgage-backed securities               1,071,061     3,890    14,554    1,060,397
                                        ----------   -------   -------   ----------
   Total fixed maturities                1,308,071    13,587    15,491    1,306,167
Equity securities - unaffiliated            54,495    26,306     1,586       79,215
                                        ----------   -------   -------   ----------
      Total                             $1,362,566   $39,893   $17,077   $1,385,382
                                        ==========   =======   =======   ==========

     The amortized cost and fair value of fixed maturity securities at December 31, 2007, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                    AVAILABLE-FOR-SALE
                                            AVAILABLE-FOR-SALE      SECURITIES ON LOAN
                                         -----------------------   --------------------
                                          AMORTIZED      FAIR      AMORTIZED     FAIR
IN THOUSANDS                                COST         VALUE        COST       VALUE
--------------------------------------   ----------   ----------   ---------   --------
Due in one year or less                  $  135,357   $  136,193    $  4,185   $  4,198
Due after one year through five years     1,045,401    1,069,947      57,705     59,817
Due after five years through ten years    2,069,708    2,070,163      52,531     53,814
Due after ten years                         401,139      402,761     138,952    146,799
                                         ----------   ----------    --------   --------
                                          3,651,605    3,679,064     253,373    264,628
Mortgage-backed securities                2,362,580    2,375,064     342,705    347,490
                                         ----------   ----------    --------   --------
   Total                                 $6,014,185   $6,054,128    $596,078   $612,118
                                         ==========   ==========    ========   ========

     The Company had certain investments with a reported fair value lower than the cost of the investments as follows:

IN THOUSANDS                                                        UNREALIZED
DECEMBER 31, 2007                           FAIR VALUE     COST       LOSSES
-----------------------------------------   ----------   --------   ----------
U.S. government securities
   Less than 12 months                       $    499    $    500     $     1
   Greater than 12 months                          --          --          --
Agencies not backed by the full faith and
   credit of the U.S. government
   Less than 12 months                          2,823       2,856          33
   Greater than 12 months                         429         437           8
Corporate securities
   Less than 12 months                        720,360     744,800      24,440
   Greater than 12 months                     552,978     572,330      19,352
Mortgage and asset-backed securities
   Less than 12 months                        379,584     401,644      22,060
   Greater than 12 months                     333,185     341,625       8,440
Equity securities - unaffiliated
     Less than 12 months                      114,705     126,577      11,872
     Greater than 12 months                    31,662      34,413       2,751
Private equity investments
     Less than 12 months                       37,610      42,041       4,431
     Greater than 12 months                    44,651      50,678       6,027


IN THOUSANDS                                                        UNREALIZED
DECEMBER 31, 2006                           FAIR VALUE     COST       LOSSES
-----------------------------------------   ----------   --------   ----------
U.S. government securities
   Less than 12 months                       $  8,345    $  8,449     $   104
   Greater than 12 months                       2,815       2,960         145
Agencies not backed by the full faith and
   credit of the U.S. government
   Less than 12 months                          6,442       6,498          56
   Greater than 12 months                       2,347       2,355           8
Corporate securities
   Less than 12 months                        620,378     626,600       6,222
   Greater than 12 months                     728,310     749,027      20,717
Mortgage and asset-backed securities
   Less than 12 months                        330,165     332,220       2,055
   Greater than 12 months                     337,796     340,947       3,151
Equity securities - unaffiliated
     Less than 12 months                       27,963      30,382       2,419
     Greater than 12 months                    33,104      33,948         844
Private equity investments
     Less than 12 months                       27,578      32,173       4,595
     Greater than 12 months                    44,387      54,710      10,323

     The Company had certain investments on loan with a reported fair value lower than the cost of the investments as follows:

IN THOUSANDS                                                       UNREALIZED
DECEMBER 31, 2007                           FAIR VALUE    COST       LOSSES
-----------------------------------------   ----------   -------   ----------
U.S. government securities
   Less than 12 months                        $    --    $    --     $   --
   Greater than 12 months                          --         --         --
Agencies not backed by the full faith and
   credit of the U.S. government
   Less than 12 months                          2,073      2,075          2
   Greater than 12 months                          --         --         --
Corporate securities
   Less than 12 months                          6,781      7,604        823
   Greater than 12 months                       4,737      5,263        526
Mortgage and asset-backed securities
   Less than 12 months                         70,912     71,384        472
   Greater than 12 months                      91,095     91,886        791
Equity securities - unaffiliated
     Less than 12 months                       12,849     16,418      3,569
     Greater than 12 months                     1,375      2,685      1,310

IN THOUSANDS                                                        UNREALIZED
DECEMBER 31, 2006                           FAIR VALUE     COST       LOSSES
-----------------------------------------   ----------   --------   ----------
U.S. government securities
     Less than 12 months                      $ 23,694   $ 23,817     $   123
     Greater than 12 months                      3,732      3,781          49
Agencies not backed by the full faith and
   credit of the U.S. government
   Less than 12 months                           5,639      5,648           9
   Greater than 12 months                       11,417     11,478          61
Corporate securities
   Less than 12 months                           8,136      8,192          56
   Greater than 12 months                       25,651     26,290         639
Mortgage and asset-backed securities
   Less than 12 months                         211,358    213,139       1,781
   Greater than 12 months                      530,637    543,410      12,773
Equity securities - unaffiliated
     Less than 12 months                         7,000      8,163       1,163
     Greater than 12 months                        987      1,410         423

     Unrealized losses on fixed maturity securities are both interest and credit related and management has the ability and the intent to hold until recovery of amortized costs and the security is expected to recover within a reasonable period of time. For equity securities, outside research supports target prices for the holdings that will return the securities to original cost or higher within a reasonable time. For private equity securities, unrealized losses are generally due to heavy initial expenses and capital calls typical of newly developed funds.

     At December 31, 2007 and 2006, no specific mortgage loans were considered impaired. As of December 31, 2007 and 2006, there was no general allowance for credit losses for potential impairments in the mortgage loan portfolio. Provisions for credit losses or charge-offs for the years ended December 31, 2007, 2006, and 2005 were zero.

     The Company did not collect any interest income on impaired mortgages in 2007, 2006, or 2005.

     At December 31, 2007 and 2006, fixed maturity securities and cash equivalents with a carrying value of $18,033,000 and $13,690,000, respectively, were on deposit with various regulatory authorities as required by law.

(6)  VARIABLE INTEREST ENTITIES

     In January 2003, the FASB issued Interpretation No. 46, CONSOLIDATION OF VARIABLE INTEREST ENTITIES - AN INTERPRETATION OF ARB NO. 51, subsequently revised in December of 2003 (FIN 46-R). The provisions of FIN 46-R for non-public entities apply immediately to variable interest entities (VIEs) created after December 31, 2003, and to VIEs in which an enterprise obtains an interest after that date. For VIEs created prior to December 31, 2003 the effective date of FIN 46-R is the beginning of the first period beginning after December 15, 2004. FIN 46-R changes the method of determining whether certain entities should be included in the Company's consolidated financial statements. An entity subject to FIN 46-R is called a VIE if it has (1) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (2) equity investors that cannot make significant decisions about the entity's operations, or that do not absorb the expected losses or receive the expected returns of the entity. A VIE is consolidated by its primary beneficiary, which is the party involved with the VIE that absorbs a majority of the expected losses, receives a majority of the expected residual returns or both.

     The Company has reviewed all investments and relationships for potential VIEs. As of December 31, 2007 and 2006, the Company had identified one VIE for which it was the primary beneficiary. The Company held an investment in a trust for which it was the primary beneficiary and where results were consolidated in the Company's financial results. The assets held under this VIE as of December 31, 2007 and 2006 were $5,172,000 and $5,269,000, respectively and are included in other invested assets on the consolidated balance sheets.

     The Company has identified VIE arrangements in which it holds significant variable interests, but is not the primary beneficiary and for which results have not been consolidated, as detailed below:

IN THOUSANDS                                     MAXIMUM
DECEMBER 31, 2007            TOTAL ASSETS   EXPOSURE TO LOSS
--------------------------   ------------   ----------------
Private equity investments      $50,048          $32,999
Other invested assets             2,286            2,286

IN THOUSANDS                                     MAXIMUM
DECEMBER 31, 2006            TOTAL ASSETS   EXPOSURE TO LOSS
--------------------------   ------------   ----------------
Private equity investments      $44,673          $38,205
Other invested assets             2,286            2,286

(7)  NET FINANCE RECEIVABLES

     Finance receivables as of December 31 were as follows:

IN THOUSANDS                            2007       2006
-----------------------------------   --------   --------
Direct installment loans              $212,965   $193,509
Retail installment notes                32,608     29,941
Accrued interest                         3,928      3,537
                                      --------   --------
   Gross receivables                   249,501    226,987
Unearned finance charges               (61,116)   (54,769)
Allowance for uncollectible amounts    (10,067)    (9,227)
                                      --------   --------
      Finance receivables, net        $178,318   $162,991
                                      ========   ========

     Direct installment loans, at December 31, 2007 and 2006, consisted of $145,969,000 and $132,776,000, respectively, of discount basis loans, net of unearned finance charges and unearned other charges, and $11,882,000 and $11,445,000, respectively, of interest-bearing loans and generally have a maximum term of 84 months. The retail installment notes are principally discount basis, arise from borrowers purchasing household appliances, furniture, and sundry services, and generally have a maximum term of 48 months.

     Total finance receivables, net of unearned finance charges, by date of final maturity at December 31, 2007 were as follows:

IN THOUSANDS
------------
2008                                                               $ 22,275
2009                                                                 57,675
2010                                                                 88,427
2011                                                                 16,720
2012                                                                  1,005
2013 and thereafter                                                   2,283
                                                                   --------
   Total finance receivables, net of unearned finance charges       188,385
Allowance for uncollectible amounts                                 (10,067)
                                                                   --------
      Finance receivables, net                                     $178,318
                                                                   ========

     During the years ended December 31, 2007, 2006 and 2005, principal cash collections of direct installment loans were $74,751,000, $71,630,000 and $64,880,000, respectively, and the percentages of these cash collections to average net balances were 51%, 54% and 53%, respectively. Retail installment notes' principal cash collections were $37,987,000, $32,941,000 and $34,161,000, respectively, and the percentages of these cash collections to average net balances were 146%, 145% and 163% for the years ended 2007, 2006 and 2005, respectively.

     The ratio of the allowance for losses to total finance receivables, net of unearned finance charges, at December 31, 2007 and 2006 was 5.3% and 5.4%, respectively.

     Changes in the allowance for losses for the years ended December 31 were as follows:

IN THOUSANDS                     2007      2006      2005
------------                   -------   ------    --------
Balance at beginning of year   $ 9,227   $ 8,292   $  7,878
Provision for credit losses      7,018     5,890      8,444
Charge-offs                     (9,741)   (8,183)   (11,346)
Recoveries                       3,549     3,228      3,316
Allowance on bulk purchases         14        --         --
                               -------   -------   --------
Balance at end of year         $10,067   $ 9,227   $  8,292
                               =======   =======   ========

     At December 31, 2007 and 2006, the recorded investments in certain direct installment loans were considered to be impaired. The balances of such loans at December 31, 2007 and 2006 and the related allowance for losses were as follows:

                                      INSTALLMENT
IN THOUSANDS                             LOANS
------------                          ----------
Balances at December 31, 2007             $143
Related allowance for credit losses       $ 93
Balances at December 31, 2006             $157
Related allowance for credit losses       $ 93

     All loans deemed to be impaired are placed on non-accrual status. Interest income on impaired loans is recognized on a cash basis. The average balance of impaired loans during the years ended December 31, 2007 and 2006 was $149,000 and $172,000, respectively.

     There were no commitments to lend additional funds to customers whose loans were classified as impaired at December 31, 2007 or 2006.

     The net investment in receivables on which the accrual of finance charges and interest was suspended at and which are being accounted for on a cash basis at December 31, 2007 and 2006 was $21,706,000 and $18,834,000,
     respectively. There was no investment in receivables past due more than 60 days that were accounted for on an accrual basis at December 31, 2007 and 2006.

(8)  INCOME TAXES

     Income tax expense varies from the amount computed by applying the federal income tax rate of 35% to income from operations before taxes. The significant components of this difference were as follows:

IN THOUSANDS                                            2007      2006      2005
------------                                          -------   -------   -------
Computed tax expense                                  $96,935   $86,542   $95,523
Difference between computed and actual tax expense:
   Dividends received deduction                       (10,734)  (10,992)   (6,943)
   Tax credits                                         (6,532)   (2,793)   (2,426)
   Expense adjustments and other                        1,475    (1,105)    1,491
                                                      -------   -------   -------
      Total tax expense                               $81,144   $71,652   $87,645
                                                      =======   =======   =======

     The tax effects of temporary differences that give rise to the Company's net deferred federal tax liability at December 31 were as follows:

IN THOUSANDS                                                  2007       2006
------------                                                --------   --------
Deferred tax assets:
   Policyholder liabilities                                 $  6,357   $  1,493
   Pension and postretirement benefits                        36,747     27,374
   Tax deferred policy acquisition costs                     112,439    105,972
   Deferred gain on individual disability coinsurance         12,171     13,597
   Net realized capital losses                                82,527     77,268
   Ceding commissions and goodwill                             6,226      7,837
   Other                                                       7,334      6,517
                                                            --------   --------
      Gross deferred tax assets                              263,801    240,058
   Less valuation allowance                                       (6)      --
                                                            --------   --------
      Deferred tax assets, net of valuation allowance        263,795    240,058
Deferred tax liabilities:
      Deferred policy acquisition costs                      249,169    242,255
      Premiums                                                28,876     27,184
      Real estate and property and equipment depreciation      7,222      7,473
      Basis difference on investments                         39,855     40,314
      Net unrealized capital gains                            85,335     96,077
      Other                                                   13,450     11,268
                                                            --------   --------
      Gross deferred tax liabilities                         423,907    424,571
                                                            --------   --------
         Net deferred tax liability                         $160,112   $184,513
                                                            ========   ========

     The Company has recorded a valuation allowance as of December 31, 2007 related to tax benefits of certain state operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain state operating loss carryforwards will not be realized. A valuation allowance was not held as of December 31, 2006.

     At December 31, 2007, state net operating loss carryforwards were $895,000 and will expire beginning in 2016.

     The increase in deferred tax asset valuation allowance for the years ended December 31, 2007, 2006, and 2005, were $6,000, $0 and $0, respectively.

     Income taxes paid for the years ended December 31, 2007, 2006, and 2005, were $76,551,000, $70,018,000 and $75,756,000, respectively.

     A reconciliation of the beginning and ending balance amount of unrecognized tax benefits is as follows:

IN THOUSANDS                                                 2007
------------                                               -------
Balance at beginning of year, after adoption of FIN 48     $14,938
Additions based on tax positions related to current year     5,303
Additions for tax positions of prior years                   2,227
Reductions for tax positions of prior years                 (2,277)
                                                           -------
   Balance at end of year                                  $20,191
                                                           =======

     Included in the balance of unrecognized tax benefits at December 31, 2007 are potential benefits of $6,374,000 that, if recognized, would affect the effective tax rate on income from operations.

     Upon adoption of FIN 48, the Company classifies all interest and penalties related to tax uncertainties as income tax expense. Prior to adoption, interest was classified as general operating expense. As of December 31, 2007, accrued interest and penalties of $1,385,000 are recorded as current income tax liability on the consolidated balance sheets and $858,000 is recognized as a current income tax expense on the consolidated statements of operations.

     At December 31, 2007, there were no positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within 12 months of the reporting date.

     In December 2006, the Internal Revenue Service (IRS) completed their audit of the consolidated federal income tax returns for Minnesota Mutual Companies, Inc. and Subsidiaries for the years 2003 and 2004. The Company accrued for its applicable share of the taxes assessed as a result of the audit. In May 2007, the audit was re-opened by the Congressional Joint Committee on Taxation for a specific industry-wide issue and is expected to close in 2008. The consolidated tax returns for 2005 and 2006 are expected to be under examination by the IRS beginning in 2008. The consolidated tax return for 2007 is expected to be under examination by the IRS after it is filed. The Company believes that any additional taxes refunded or assessed as a result of these examinations will not have a material effect on its financial position.

(9)  EMPLOYEE BENEFIT PLANS

     PENSION AND OTHER POSTRETIREMENT PLANS

     The Company has non-contributory defined benefit retirement plans covering substantially all employees and certain agents. Benefits are based upon years of participation and the employee's average monthly compensation or the agent's adjusted annual compensation. In 2008, the Company expects to contribute $21,000,000 to its non-contributory defined benefit plans, which is expected to exceed the amount required to meet minimum funding requirements, currently estimated to be zero. In addition, it may contribute additional tax deductible amounts.

     The Company has an unfunded non-contributory defined benefit retirement plan, which provides certain employees with benefits in excess of limits for qualified retirement plans, and a non-contributory defined benefit plan which provides certain agents with benefits.

     The Company also has postretirement plans that provide certain health care and life insurance benefits to substantially all retired employees and agents. Eligibility is determined by age at retirement and years of service. Health care premiums are shared with retirees, and other cost-sharing features include deductibles and co-payments. The Company has a 401(h) account through its non-contributory defined benefit plan to partially fund retiree medical costs for non-key employees. The Company expects to contribute $5,600,000 to the 401(h) account in 2008, and may contribute additional tax deductible amounts.

     The measurement date for the majority of the Company's pension and other postretirement plans other than pensions is December 1.

     As described in note 4, the Company adopted FAS 158 on December 31, 2007. The adoption of FAS 158 required the recognition of the funded status of pension and other postretirement plans on the consolidated balance sheets and eliminated the requirement to recognize a minimum pension liability as a component of accumulated other comprehensive income. Upon adoption of FAS 158, the Company eliminated the additional minimum pension liability and recognized as an adjustment to accumulated other comprehensive income, net of income tax, those amounts of net actuarial losses, prior service costs and the remaining amount of net transition obligation that had not yet been included in net periodic benefit cost. The following table summarizes the adjustments to the December 31, 2007 consolidated balance sheet as a result of adopting FAS 158:

                                                 BEFORE ADOPTION   ADOPTION OF   AFTER ADOPTION
                                                    OF FAS 158       FAS 158       OF FAS 158
                                                 ---------------   -----------   --------------
Other assets:
   Prepaid pension asset                             $ 46,708       $(23,882)       $ 22,826
   Intangible asset                                        27            (27)             --
Other liabilities:
   Accrued benefit cost - pension                     (44,430)       (14,822)        (59,252)
   Accrued benefit cost - other postretirement
      plans                                           (58,751)         4,021         (54,730)
Accumulated other comprehensive income                 (4,563)       (34,710)        (39,273)

     The change in the benefit obligation and plan assets for the Company's plans as of December 31 was calculated as follows:

                                             PENSION BENEFITS        OTHER BENEFITS
                                           --------------------   -------------------
IN THOUSANDS                                 2007        2006       2007       2006
----------------------------------------   --------   ---------   --------   --------
Change in benefit obligation:
Benefit obligation at beginning of year    $448,102   $ 398,118   $ 63,196   $ 66,761
Service cost                                 18,528      16,260      2,385      1,845
Interest cost                                25,878      22,307      3,665      2,914
Amendments                                      (96)     (5,940)        --    (14,165)
Actuarial (gain) loss                       (33,629)     26,107     (5,487)     8,290
Benefits paid                                (9,410)     (8,750)    (1,702)    (2,449)
                                           --------   ---------   --------   --------
Benefit obligation at end of year          $449,373   $ 448,102   $ 62,057   $ 63,196
                                           ========   =========   ========   ========
Change in plan assets:
Fair value of plan assets at beginning
   of year                                 $333,565   $ 289,179   $  4,924   $  4,377
Actual return on plan assets                 28,599      41,737        339        456
Employer contribution                        40,193      11,399      3,766      2,540
Benefits paid                                (9,410)     (8,750)    (1,702)    (2,449)
                                           --------   ---------   --------   --------
Fair value of plan assets at end of year   $392,947   $ 333,565   $  7,327   $  4,924
                                           ========   =========   ========   ========
Net amount recognized:
Funded status                              $(56,426)  $(114,537)  $(54,730)  $(58,272)
Unrecognized net actuarial loss                  --      91,082         --     13,973
Unrecognized transition obligation               --         548         --         --
Unrecognized prior service credit                --      (3,959)        --    (13,026)
Contributions after measurement date         20,000      37,523         --         --
                                           --------   ---------   --------   --------
Net amount recognized                      $(36,426)  $  10,657   $(54,730)  $(57,325)
                                           ========   =========   ========   ========
Amounts recognized on the consolidated
   balance sheets:
Prepaid benefit cost                       $ 22,826   $  45,492   $     --    $    --
Accrued benefit cost                        (59,252)    (40,827)   (54,730)   (57,325)
Intangible asset                                 --          41         --         --
Accumulated other comprehensive income           --       5,951         --         --
                                           --------   ---------   --------   --------
Net amount recognized                      $(36,426)  $  10,657   $(54,730)  $(57,325)
                                           ========   =========   ========   ========
Amounts recognized in accumulated
   other comprehensive income:
Prior service benefit                      $  3,613   $      --   $ 11,887   $     --
Net actuarial loss                          (46,906)         --     (7,866)        --
Minimum pension liability and intangible
   asset                                         --      (5,951)        --         --
                                           --------   ---------   --------   --------
Accumulated other comprehensive income
   at end of year                          $(43,293)  $  (5,951)  $  4,021   $     --
                                           ========   =========   ========   ========

                                              PENSION BENEFITS      OTHER BENEFITS
                                            -------------------   -----------------
IN THOUSANDS                                  2007       2006       2007      2006
-----------------------------------------   --------   --------   -------   -------
Accumulated benefit obligation              $332,870   $327,418   $62,057   $63,196
Plans with accumulated benefit obligation
 in excess of plan assets:
Projected benefit obligation                $ 87,887   $ 81,600
Accumulated benefit obligation                71,473     67,004
Fair value of plan assets                     29,757     28,254
Minimum pension liability                         --     38,750
Increase in minimum liability included in
 other comprehensive income                       --      3,380
Weighted average assumptions used to
 determine benefit obligations:
Discount rate                                   6.40%      5.69%     6.37%     5.71%
Rate of compensation increase                   5.71%      5.71%       --        --

IN THOUSANDS
Components of net periodic benefit cost:
Service cost                                $ 18,528   $ 16,260   $ 2,385   $ 1,845
Interest cost                                 25,878     22,307     3,665     2,914
Expected return on plan assets               (25,625)   (21,192)     (411)     (375)
Transition obligation amortization               548        548        --        --
Prior service benefit amortization              (443)       (77)   (1,139)   (1,138)
Recognized net actuarial loss                  7,573      5,607       692        18
                                            --------   --------   -------   -------
Net periodic benefit cost                   $ 26,459   $ 23,453   $ 5,192   $ 3,264
                                            ========   ========   =======   =======

     The estimated prior service credit and net actuarial loss for the pension plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost in 2008 are $443,000 and $2,716,000, respectively. The estimated prior service credit and net actuarial loss for the other postretirement benefit plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost in 2008 are $1,139,000 and $221,000, respectively.

                                           PENSION BENEFITS   OTHER BENEFITS
                                           ----------------   --------------
                                              2007   2006      2007   2006
                                              ----   ----      ----   ----
Weighted average assumptions used to
   determine net periodic benefit costs:
Discount rate                                 5.69%  5.76%     5.71%  5.79%
Expected long-term return on plan assets      7.80%  7.83%     7.00%  7.00%
Rate of compensation increase                 5.71%  5.95%       --     --

     Estimated future benefit payments for pension and other postretirement benefits:

                PENSION     OTHER    MEDICARE
IN THOUSANDS   BENEFITS   BENEFITS    SUBSIDY
------------   --------   --------   --------
2008           $ 10,565    $ 1,861     $ 82
2009             11,895      2,052       92
2010             13,163      2,239      100
2011             14,557      2,425      110
2012             16,195      2,605      126
2013 - 2017     103,469     16,765      841

     For measurement purposes, a 7.5% and 8.0% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2007 and 2006, respectively. The rate was assumed to decrease gradually to 5.5% for 2012 and remain at that level thereafter.

     Prior to adoption of FAS No. 158 on December 31, 2007, the Company recorded an additional minimum liability of $4,590,000 and $5,992,000 as of December 31, 2007, and 2006, respectively. This liability represents the amount by which the accumulated benefit obligation exceeded the sum of the fair value of plan assets and accrued amounts previously recorded. The additional minimum liability may be offset by an intangible asset to the extent of previously unrecognized prior service cost. The intangible asset was $41,000 at December 31, 2006 and is included in other assets on the consolidated balance sheets.

     The assumptions presented herein are based on pertinent information available to management as of December 31, 2007 and 2006. Actual results could differ from those estimates and assumptions. For example, increasing the assumed health care cost trend rates by one percentage point would increase the postretirement benefit obligation as of December 31, 2007 by $7,957,000 and the estimated eligibility cost and interest cost components of net periodic benefit costs for 2007 by $811,000. Decreasing the assumed health care cost trend rates by one percentage point would decrease the postretirement benefit obligation as of December 31, 2007 by $6,593,000 and the estimated eligibility cost and interest cost components of net periodic postretirement benefit costs for 2007 by $668,000.

     Historical rates of return for individual asset classes and future estimated returns are used to develop expected rates of return. These rates of return are applied to the plan's investment policy to determine a range of expected returns. The expected long-term rate of return on plan assets is selected from this range.

     The Company's non-contributory defined benefit plans weighted average asset allocations by asset category at December 31 are as follows:

                                    2007   2006
                                    ----   ----
Equity securities                    58%    56%
Debt securities                      35%    34%
Insurance company general account     7%    10%

     At times, investments may be made in nontraditional asset classes with the approval of the Company's non-contributory defined benefit plan trustees. Current investments include private equity limited partnerships which are classified as equity investments for asset allocation purposes.

     Generally, the investment objective of the non-contributory defined benefit plans is to pursue high returns but to limit: (1) the volatility of returns to a level which will keep the liquidation of depressed assets for benefit payments, (2) the increase in contributions and pension expense due to investment losses, and (3) the decline in the funded ratios due to investment losses to levels deemed tolerable.

     The target asset allocation as of December 31, 2007, for each of the broad investment categories, weighted for all plans combined is as follows:

Equity securities                   51% to 69%
Debt securities                     22% to 41%
Insurance company general account    8% to 11%
Other                                0% to  2%

     The primary investment objective of the postretirement plans is to balance capital appreciation and preservation. These plan assets are currently allocated to 50% equity securities and 50% debt securities. The target asset allocation as of December 31, 2007 is 50% equity securities and 50% debt securities.

     PROFIT SHARING PLANS

     The Company also has profit sharing plans covering substantially all employees and agents. The Company's contribution rate to the employee plan is determined annually by the directors of the Company and is applied to each participant's prior year earnings. The Company's contribution to the agent plan is made as a certain percentage, based upon years of service, applied to each agent's total annual compensation. The Company recognized contributions to the plans during 2007, 2006, and 2005 of $11,603,000, $10,970,000 and $9,477,000, respectively. Participants may elect to receive a portion of their contributions in cash.

(10) LIABILITY FOR UNPAID ACCIDENT AND HEALTH CLAIMS, AND CLAIM AND LOSS ADJUSTMENT EXPENSES

     Activity in the liability for unpaid accident and health claims, and claim and loss adjustment expenses is summarized as follows:

IN THOUSANDS                         2007       2006       2005
--------------------------------   --------   --------   --------
Balance at January 1               $599,610   $584,771   $575,431
   Less: reinsurance recoverable    523,490    507,076    496,450
                                   --------   --------   --------
Net balance at January 1             76,120     77,695     78,981
                                   --------   --------   --------
Incurred related to:
   Current year                      72,665     68,017     53,215
   Prior years                       (1,467)     1,098        263
                                   --------   --------   --------
Total incurred                       71,198     69,115     53,478
                                   --------   --------   --------
Paid related to:
   Current year                      42,755     37,453     22,849
   Prior years                       31,619     33,237     32,765
                                   --------   --------   --------
Total paid                           74,374     70,690     55,614
                                   --------   --------   --------
Transfer of subsidiary balance           --         --        850
Disposition of subsidiary              (500)        --         --
                                   --------   --------   --------
Net balance at December 31           72,444     76,120     77,695
   Plus: reinsurance recoverable    530,178    523,490    507,076
                                   --------   --------   --------
Balance at December 31             $602,622   $599,610   $584,771
                                   ========   ========   ========

(10) LIABILITY FOR UNPAID ACCIDENT AND HEALTH CLAIMS, AND CLAIM AND LOSS ADJUSTMENT EXPENSES (CONTINUED)

     In addition to pending policy and contract claims, this table reflects disabled life reserves that are included in future policy and contract benefits on the consolidated balance sheets.

     As a result of changes in estimates of claims incurred in prior years, the accident and health claims, and claim and loss adjustment expenses incurred decreased by $1,467,000 in 2007 and increased $1,098,000 and $263,000 in
     2006, and 2005, respectively, which includes the amortization of discount on individual accident and health claim reserves of $68,000, $63,000, and $82,000 in 2007, 2006, and 2005, respectively. The remaining changes in amounts are the result of normal reserve development inherent in the uncertainty of establishing the liability for unpaid accident and health claims, and claim and loss adjustment expenses.

(11) REINSURANCE

     In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligation under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed to be uncollectible.

     The Company's consolidated financial statements reflect the effects of assumed and ceded reinsurance transactions. Assumed reinsurance refers to the acceptance of certain insurance risks that other insurance companies have underwritten. Ceded reinsurance involves transferring certain insurance risks, along with the related written and earned premiums, the Company has underwritten to other insurance companies who agree to share these risks. The primary purpose of ceded reinsurance is to protect the Company from potential losses in excess of the amount it is prepared to accept.

     Reinsurance is accounted for over the lives of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

     The effect of reinsurance on premiums for the years ended December 31 was as follows:

IN THOUSANDS             2007         2006          2005
------------          ----------   ----------   ----------
Direct premiums       $1,226,867   $1,086,913   $1,002,353
Reinsurance assumed      419,933      374,505      310,515
Reinsurance ceded       (178,809)    (152,479)    (129,032)
                      ----------   ----------   ----------
   Net premiums       $1,467,991   $1,308,939   $1,183,836
                      ==========   ==========   ==========

Reinsurance recoveries on ceded reinsurance contracts included in policyholder benefits on the consolidated statements of operations were $164,063,000, $142,801,000 and $119,630,000 during 2007, 2006, and 2005, respectively.

On March 7, 2006, the Company entered into a coinsurance agreement with American United Life Insurance Company whereby group life and accident and health accounts representing 1,030 group contracts with associated policy and claim liabilities of approximately $33,256,000 were transferred to the Company effective May 1, 2006 along with assets of $19,607,000. The Company paid a ceding commission in exchange for the liability transfer. Including the ceding commission, total expenses of $13,933,000 were capitalized and included within deferred policy acquisition costs on the consolidated balance sheets. This amount is being amortized over the life of the underlying block of policies included in the coinsurance agreement.

(12) CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND SEPARATE ACCOUNTS

     The Company issues certain nontraditional long-duration contracts including universal life, variable life and deferred annuities that contain either certain guarantees or sales inducements.

     The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts through separate accounts where the Company contractually guarantees to the contractholder either (a) return of no less than total deposits made to the contract adjusted for partial withdrawals, (b) total deposits made to the contract adjusted for partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date adjusted for withdrawals following the contract anniversary, or (d) a minimum payment on a variable immediate annuity. These guarantees include benefits that are payable in the event of death, withdrawal or annuitization based upon the specific contract selected. The Company also issues universal life and variable life contracts where the Company provides to the contractholder a no-lapse guarantee.

     The assets supporting the variable portion of the traditional variable annuities, variable contracts with guarantees, universal life and variable life contracts are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. For variable annuity contracts, amounts assessed against the contractholders for mortality, administrative, and other services are included in policy and contract fees, changes in liabilities for minimum guarantees on deferred annuities are included in policyholder benefits, and changes in liabilities for the minimum guaranteed payments on variable immediate annuities are included in net realized investment gains on the consolidated statements of operations. For universal life and variable life contracts, the amounts assessed against the contractholders for mortality, administrative, and other services are included in policy and contract fees and changes in liabilities for guaranteed benefits are included in policyholder benefits on the consolidated statements of operations. For variable annuity, universal life and variable life contracts, separate account net investment income, net investment gains and losses and the related liability changes are offset within the same line item on the consolidated statements of operations. There were no investment gains or losses on transfers of assets from the general account to the separate account during 2007, 2006 or 2005.

     The Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guaranteed withdrawal amounts, the net amount at risk is defined as the guaranteed minimum withdrawal benefit base in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the present value of the minimum guaranteed annuity payments available to the contractholder, determined in accordance with the terms of the contract, in excess of the current account balance. For the guaranteed payout annuity floor, the net amount at risk is defined as the guaranteed benefit in excess of the current benefit payable measured as a monthly amount. For universal life and variable life contracts the net amount at risk is defined as the current death benefit in excess of the current balance, excluding reinsurance.

(12) CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND SEPARATE ACCOUNTS (CONTINUED)

     At December 31, the Company had the following variable annuity contracts with guarantees:

IN THOUSANDS                                                2007         2006
------------                                             ----------   ----------
Return of net deposits:
   In the event of death
      Account value                                      $1,966,562   $1,731,681
      Net amount at risk                                 $    3,867   $    4,582
      Average attained age of contractholders                  51.2         51.3
   As withdrawals are taken
      Account value                                      $  296,165   $  148,249
      Net amount at risk                                 $      635   $        5
      Average attained age of contractholders                  61.7         61.5
Return of net deposits plus a minimum return:
   In the event of death
      Account value                                      $  141,756   $  119,910
      Net amount at risk                                 $    1,840   $       --
      Average attained age of contractholders                  57.3         57.4
   At annuitization
      Account value                                      $  317,320   $  255,292
      Net amount at risk                                 $       --   $       --
      Weighted average period remaining until expected
         annuitization (in years)                               7.8          8.4
Highest specified anniversary account value:
   In the event of death
      Account value                                      $  649,088   $  569,163
      Net amount at risk                                 $    4,703   $    3,801
      Average attained age of contractholders                  52.0         52.0
Guaranteed payout annuity floor:
   Account value                                         $   73,820   $   80,272
   Net amount at risk                                    $        7   $        7
   Average attained age of contractholders                     68.3         67.5

(12) CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND SEPARATE ACCOUNTS (CONTINUED)

     At December 31, the Company had the following universal life and variable life contracts with guarantees:

IN THOUSANDS                                         2007          2006
                                                -----------   -----------
Account value (general and separate accounts)   $ 2,566,056   $ 2,258,797
Net amount at risk                              $36,423,948   $35,694,634
Average attained age of policyholders                  47.0          46.0

     Liabilities for guarantees on universal life and variable contracts reflected in the general account as of December 31, 2007 are:

                                     MINIMUM           GUARANTEED      UNIVERSAL
                                 GUARANTEED DEATH        PAYOUT         LIFE AND
IN THOUSANDS                   AND INCOME BENEFITS   ANNUITY FLOOR   VARIABLE LIFE
----------------------------   -------------------   -------------   -------------
Balance at beginning of year          $  714            $5,816          $ 7,200
Incurred guarantee benefits              891             2,211           10,617
Paid guaranteed benefits                (104)              (70)          (5,751)
                                      ------            ------          -------
Balance at end of year                $1,501            $7,957          $12,066
                                      ======            ======          =======

     Liabilities for guarantees on universal life and variable contracts reflected in the general account as of December 31, 2006 are:

                                     MINIMUM           GUARANTEED      UNIVERSAL
                                GUARANTEED DEATH         PAYOUT         LIFE AND
IN THOUSANDS                   AND INCOME BENEFITS   ANNUITY FLOOR   VARIABLE LIFE
                               -------------------   -------------   -------------
Balance at beginning of year          $ 355             $ 8,354         $ 3,064
Incurred guarantee benefits             596              (2,394)          8,522
Paid guaranteed benefits               (237)               (144)         (4,386)
                                      -----             -------         -------
Balance at end of year                $ 714             $ 5,816         $ 7,200
                                      =====             =======         =======

     The minimum guaranteed death benefit liability and the guaranteed minimum income liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The guaranteed payout annuity floor benefits are considered to be derivatives under FAS 133 and are recognized at fair value through earnings. The universal life and variable life liabilities are determined by estimating the expected value of death benefits in excess of projected account balances and recognizing the excess ratably over the accumulation period based on total expected assessments. For variable annuity, universal life and variable life contracts with guarantees, the Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

(12) CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND SEPARATE ACCOUNTS (CONTINUED)

     The following assumptions and methodology were used to determine the minimum guaranteed death benefit liability on variable annuities at December 31, 2007 and 2006 (except where noted otherwise):

          - For 2007, data was compiled from 1,000 stochastically generated investment performance scenarios and ranked by wealth factors. Projections were run using all of these scenarios.

          - For 2006, data was compiled from 10,000 stochastically generated investment performance scenarios and ranked by wealth factors. Projections were run using a sampling of these scenarios.

          - Mean investment performance was 9.14% and 9.68% for 2007 and 2006, respectively, and is consistent with DAC projections over a 10 year period.

          - Annualized monthly standard deviation was 15.28% and 14.28% for 2007 and 2006, respectively.

          -    Assumed mortality was 100% of the 1983a table.

          - Lapse rates varied by contract type and policy duration, ranging from 1% to 25%, with an average of 9%.

          - Discount rates varied by contract type and policy duration and were consistent with discount rates used in DAC models.

     The following assumptions and methodology, which are consistent with those used for DAC models, were used to determine the universal life and variable life liability at December 31, 2007 and 2006 (except where noted otherwise):

          -    Separate account investment performance assumption was 8%.

          -    Assumed mortality was 100% of pricing levels.

          -    Lapse rates varied by policy duration, ranging from 2% to 9%.

          -    General account discount rate was 5.0% for 2007 and 2006.

          -    Separate account discount rate was 7.73% for 2007 and 2006.

     Account balances for contracts with guarantees were invested in variable separate accounts by mutual fund grouping as follows at December 31:

               VARIABLE ANNUITY CONTRACTS   VARIABLE LIFE CONTRACTS
               --------------------------   -----------------------
IN THOUSANDS       2007           2006         2007         2006
------------   ------------   -----------   ----------   ----------
Equity          $1,907,397     $1,699,138   $1,715,573   $1,505,776
Bond               346,938        277,878      127,669      108,476
Balanced           305,451        249,131      211,332      184,714
Money market        68,508         48,441       37,463       38,809
Mortgage           124,606        124,236       63,253       61,504
Real estate         78,326        102,202       44,140       51,913
                ----------     ----------   ----------   ----------
   Total        $2,831,226     $2,501,026   $2,199,430   $1,951,192
                ==========     ==========   ==========   ==========

(13) UNREMITTED PREMIUMS PAYABLE

     The Company acts as an agent of certain insurance underwriters and has a fiduciary responsibility to remit the appropriate percentage of monies collected from each financial institution customer to the corresponding insurance underwriters. The remittance is equal to the premiums collected from the financial institution customer, less any commissions earned by the Company. The Company recognizes a liability equal to the amount of the premiums that have not yet been remitted to the insurance underwriters. At December 31, 2007 and 2006, the liability associated with unremitted premiums payable was $15,194,000 and $12,888,000, respectively and is reported as part of other liabilities on the consolidated balance sheets. As described in note 2, as of December 31, 2007 and 2006, the Company had restricted the use of $15,194,000 and $12,888,000, respectively, of its cash and cash equivalents to satisfy these premium remittance payables.

(14) NOTES PAYABLE

     In September 1995, the Company issued surplus notes with a face value of $125,000,000, at 8.25%, due in 2025. The surplus notes are subordinate to all current and future policyholders interests, including claims, and indebtedness of the Company. All payments of interest and principal on the notes are subject to the approval of the Minnesota Department of Commerce (Department of Commerce). As of December 31, 2007 and 2006, the approved accrued interest was $3,008,000. At December 31, 2007 and 2006, the balance of the surplus notes was $125,000,000. The issuance costs of $1,421,000 are deferred and amortized over 30 years on a straight-line basis. At December 31, 2007 and 2006, accumulated amortization was $545,000 and $497,000, respectively.

     At December 31, 2007, the aggregate minimum annual notes payable maturities for the next five years are as follows: 2008, $0; 2009, $0; 2010, $0; 2011, $0; 2012, $0; thereafter $125,000,000.

     Interest paid on the notes for the years ended December 31, 2007, 2006 and 2005, was $10,367,000, $10,402,000 and $10,325,000, respectively.

(15) FAIR VALUE OF FINANCIAL INSTRUMENTS

     The estimated fair value of the Company's financial instruments has been determined using available market information as of December 31, 2007 and 2006. Although management is not aware of any factors that would significantly affect the estimated fair value, such amounts have not been comprehensively revalued since those dates. Therefore, estimates of fair value subsequent to the valuation dates may differ significantly from the amounts presented herein. Considerable judgment is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

     Refer to note 2 for additional fair value disclosures concerning fixed maturity securities, equity securities, private equity investments and derivatives. Fair values of mortgage loans are based upon discounted cash flows, quoted market prices and matrix pricing. The carrying amounts for policy loans, cash and cash equivalents, and finance receivables approximate the assets' fair values. The fair values of securities lending collateral assets and liabilities are based on quoted market prices.

     The interest rates on the finance receivables outstanding as of December 31, 2007 and 2006, are consistent with the rates at which loans would currently be made to borrowers of similar credit quality and for the same maturity; as such, the carrying amounts of finance receivables outstanding as of December 31, 2007 and 2006, approximate the fair values for those respective dates.

     The fair values of deferred annuities and other fund deposits, which have guaranteed interest rates and surrender charges, are estimated to be the amount payable on demand as of December 31, 2007 and 2006 as those investment contracts have no defined maturity, are similar to a deposit liability and are based on the current interest rate environment relative to the guaranteed interest rates. The amount payable on demand equates to the account balance less applicable surrender charges. Contracts without guaranteed interest rates and surrender charges have fair values equal to their accumulation values plus applicable market value adjustments.

     The fair values of supplementary contracts without life contingencies and annuity certain contracts are calculated using discounted cash flows, based on interest rates currently offered for similar products with maturities consistent with those remaining for the contracts being valued.

     Rates currently available to the Company for debt with similar terms and remaining maturities are used to estimate the fair value of notes payable.

     The carrying amounts and fair values of the Company's financial instruments, which were classified as assets as of December 31, were as follows:

                                               2007                        2006
                                    -------------------------   -------------------------
                                      CARRYING        FAIR        CARRYING        FAIR
IN THOUSANDS                           AMOUNT        VALUE         AMOUNT        VALUE
---------------------------------   -----------   -----------   -----------   -----------
Fixed maturity securities           $ 6,054,128   $ 6,054,128   $ 5,326,567   $ 5,326,567
Equity securities                       599,660       599,660       725,807       725,807
Mortgage loans, net                   1,247,183     1,263,148     1,133,784     1,147,210
Finance receivables, net                178,318       178,318       162,991       162,991
Policy loans                            321,063       321,063       297,312       297,312
Private equity investments              410,649       410,649       325,619       325,619
Fixed maturity securities on loan       612,118       612,118     1,306,167     1,306,167
Equity securities on loan                61,665        61,665        79,215        79,215
Derivative instruments                   11,584        11,584        23,886        23,886
Cash and cash equivalents               265,921       265,921       165,075       165,075
Securities held as collateral           683,004       683,004     1,430,984     1,430,984
Separate account assets              13,715,402    13,715,402    12,272,433    12,272,433
                                    -----------   -----------   -----------   -----------
     Total financial assets         $24,160,695   $24,176,660   $23,249,840   $23,263,266
                                    ===========   ===========   ===========   ===========

     The carrying amounts and fair values of the Company's financial instruments, which were classified as liabilities as of December 31, were as follows:

                                             2007                        2006
                                  -------------------------   -------------------------
                                    CARRYING        FAIR        CARRYING        FAIR
IN THOUSANDS                         AMOUNT        VALUE         AMOUNT        VALUE
-------------------------------   -----------   -----------   -----------   -----------
Deferred annuities                $ 1,885,096   $ 1,878,689   $ 1,950,751   $ 1,944,537
Annuity certain contracts              56,110        56,878        58,865        60,057
Other fund deposits                 1,285,747     1,285,275     1,245,959     1,238,361
Supplementary contracts without
   life contingencies                  48,274        48,274        49,844        49,844
Notes payable                         125,000       127,132       125,000       127,084
Securities lending collateral         693,048       693,048     1,430,984     1,430,984
Separate account liabilities       13,715,402    13,715,402    12,272,433    12,272,433
                                  -----------   -----------   -----------   -----------
   Total financial liabilities    $17,808,677   $17,804,698   $17,133,836   $17,123,300
                                  ===========   ===========   ===========   ===========

(16) BUSINESS COMBINATIONS

     Effective June 1, 2004, the Company completed the acquisition of Allied Solutions, LLC (Allied), a privately held independent distributor of credit union insurance and financial services products. The acquisition was accounted for under the purchase method of accounting as required by FASB Statement No. 141, BUSINESS COMBINATIONS (FAS 141), which requires that assets purchased and liabilities assumed be valued at fair value.

     As part of the Allied purchase agreement, the Company agreed to pay $21,500,000 at closing and additional payments up to $20,072,000 in future periods based on the fulfillment of certain requirements and the attainment defined operating objectives. Of the initial $21,500,000 paid at closing, $13,592,000 was assigned to intangible assets and $(2,691,000) was determined to be the net fair value of acquired assets and liabilities. The remaining $10,599,000 of initial purchase price was allocated to goodwill.

     Of the $13,592,000 of value assigned to intangible assets, $2,146,000 was assigned to non-compete covenants specified in the purchase agreement to be amortized over a three-year period on a straight-line basis. The remaining assignment of intangible asset relates to the purchased customer/client relationships existing at the date of acquisition. The assigned value of $11,446,000 was supported through a discounted cash flow analysis that estimated the value and the useful life of the intangibles. These intangible assets are amortized on a straight line basis, over the estimated useful life of the underlying customer/client relationships, which ranges from three to ten years.

     The Company paid an additional $1,000,000 in 2005 when a contractual obligation was met by the sellers. This payment resulted in an increase to goodwill.

     In connection with the acquisition of Allied, the Company agreed to pay additional consideration in future periods, based on either the fulfillment of certain requirements or the attainment of defined operating objectives. In accordance with FASB Statement No. 141, BUSINESS COMBINATIONS (FAS 141), the Company did not accrue contingent consideration obligations prior to the attainment of the objectives. During 2006, certain operating objectives were attained by Allied, which made it determinable beyond a reasonable doubt at December 31, 2006 that the Company would have to pay at least $13,572,000 of the $19,072,000 maximum potential payout pursuant to the purchase agreement. As a result, the Company recorded an additional $13,572,000 of goodwill and a corresponding liability as of December 31, 2006 on the consolidated balance sheets. In 2007, it was determined that Allied had attained all of the requirements and objectives stipulated in the purchase agreement in order to receive the maximum potential payout of contingent consideration. As a result, the Company recorded the remaining contingent consideration of $5,500,000 as additional goodwill and paid the sellers the entire $19,072,000 of contingent consideration.

(17) GOODWILL AND INTANGIBLE ASSETS

     The amount of goodwill included on the consolidated balance sheets in goodwill and intangible assets, net, as of December 31, was as follows:

IN THOUSANDS                     2007      2006
----------------------------   -------   -------
Balance at beginning of year   $25,171   $11,599
Additions                        5,500    13,572
                               -------   -------
Balance at end of year         $30,671   $25,171
                               =======   =======

     Annual impairment testing of goodwill was completed in 2007. The Company uses appropriate measures on a case by case basis when testing goodwill impairment. Methods may include, but are not limited to, historical and future projected financial performance, discounted future cash flows and reviews of various pricing multiples. The Company's evaluation of goodwill completed during 2007 resulted in no impairment losses.

     The amount of intangible assets, excluding the value of business acquired assets (VOBA), included on the consolidated balance sheets in goodwill and intangible assets, net, as of December 31, was as follows:

IN THOUSANDS                     2007      2006
----------------------------   -------   -------
Balance at beginning of year   $ 7,281   $ 9,453
Acquisitions                        --       775
Amortization                    (2,420)   (2,947)
                               -------   -------
Balance at end of year         $ 4,861   $ 7,281
                               =======   =======

     The Company has intangible assets resulting from business and asset acquisitions. Intangible assets acquired during 2006 included a non-compete agreement amortizable on a straight-line basis over three years and a customer list amortizable over its assigned economic useful life. The remaining intangible assets consist of a non-compete agreement and customer/client contracts, lists or relationships. These intangible assets are amortized on a straight-line basis over their estimated useful lives based on the related life of the underlying customer/client contract, list or relationship purchased, which vary in length between three to ten years. The non-compete agreement is amortized on a straight-line basis over three years. The appropriate estimated useful life for each intangible asset class is reviewed annually. A change in expected useful life could potentially indicate impairment of these assets. The Company completes annual impairment testing of all intangible assets. The annual review did not result in any changes to expected useful life and no intangible impairments were recorded in 2007 or 2006.

     Intangible asset amortization expense for 2007, 2006 and 2005 in the amount of $2,420,000, $2,947,000 and $3,058,000, respectively, is included in general operating expenses. Projected amortization expense for the next five years is as follows: 2008, $1,997,000; 2009, $1,044,000; 2010,
     $438,000; 2011, $404,000; 2012, $404,000.

(18) RELATED PARTY TRANSACTIONS

     The Company has investment advisory agreements with an affiliate, Advantus Capital Management, Inc. (Advantus). Under these agreements, the Company pays quarterly investment management fees based on total assets managed. Investment management fees paid by the Company were $13,608,000, $13,137,000 and $12,913,000 during 2007, 2006 and 2005, respectively. As of
     December 31, 2007 and 2006, the amount due to Advantus under these agreements was $3,975,000 and $3,679,000, respectively.

     The Company also has an agreement with an affiliate, Securian Financial Services, Inc. (SFS). Under this agreement, SFS is the distributor of the Company's variable annuity and variable life products. Fees paid by the Company for the performance of compliance functions for these variable products totaled $4,329,000, $4,235,000 and $4,216,000 for the years ended December 31, 2007, 2006 and 2005, respectively.

     Under an assignment agreement with SFS, 12(b)-1 fees from the Advantus Series Fund Portfolios and the Waddell & Reed Target Portfolios are transferred to the Company. For the years ended December 31, 2007, 2006 and 2005, the amounts transferred were $14,775,000, $13,699,000, and
     $13,054,000, respectively.

     The Company has agreements with its affiliates for expenses including allocations for occupancy costs, data processing, compensation, advertising and promotion, and other administrative expenses, which the Company incurs on behalf of its affiliates and is reimbursed. At December 31, 2007 and 2006, the amount payable to the Company was $11,917,000 and $10,486,000, respectively. The amount of expenses incurred by and reimbursed to the Company for the years ended December 31, 2007, 2006, and 2005 were $52,352,000, $48,565,000 and $44,468,000, respectively.

     In 2002, the Company sold a group variable universal life policy to Securian Financial Group, Inc. The Company received premiums of $2,000,000 in 2007, 2006 and 2005 for this policy and paid claims totaling $1,850,000 in 2007. No claims were paid during 2006 and 2005. As of December 31, 2007 and 2006, reserves held under this policy were $17,506,000 and $15,533,000, respectively.

(19) OTHER COMPREHENSIVE INCOME

     Comprehensive income is defined as any change in stockholder's equity originating from non-owner transactions. The Company has identified those changes as being comprised of net income, adjustments to pension and other postretirement plans, unrealized gains (losses) on securities and related adjustments.

     The components of comprehensive income (loss) and related tax effects, other than net income are illustrated below:

IN THOUSANDS                                                2007       2006        2005
-------------------------------------------------------   --------   --------   ---------
Other comprehensive income (loss), before tax:
   Unrealized gains (losses) on securities                $ 36,661   $ 68,829   $(119,991)
      Reclassification adjustment for
         (gains) losses included in net income             (66,086)   (52,470)    (65,935)
   Adjustment to deferred policy acquisition costs          (2,410)     9,184      47,057
   Adjustment to reserves                                   (2,673)     8,555      20,685
   Adjustment to unearned policy and contract fees             754     (1,131)     (7,794)
   Adjustment to pension and other postretirement plans      1,389     (3,380)     (1,343)
                                                          --------   --------   ---------
                                                           (32,365)    29,587    (127,321)
   Income tax expense (benefit) related to items of
      other comprehensive income                            13,289    (11,462)     44,406
                                                          --------   --------   ---------
   Other comprehensive income (loss), net of tax          $(19,076)  $ 18,125   $ (82,915)
                                                          ========   ========   =========

     The components of accumulated other comprehensive income and related tax effects at December 31 were as follows:

IN THOUSANDS                                              2007       2006
----------------------------------------------------   ---------   --------
Gross unrealized gains                                 $ 351,438   $341,570
Gross unrealized losses                                 (106,908)   (67,615)
Adjustment to deferred policy acquisition costs           (9,813)    (7,358)
Adjustment to reserves                                   (17,713)   (15,040)
Adjustment to unearned policy and contract fees            2,096      1,328
Adjustment to pension and other postretirement plans     (39,273)    (5,951)
                                                       ---------   --------
                                                         179,827    246,934
Deferred federal income taxes                            (63,254)   (88,703)
                                                       ---------   --------
   Net accumulated other comprehensive income          $ 116,573   $158,231
                                                       =========   ========

(20) STOCK DIVIDENDS AND CAPITAL CONTRIBUTIONS

     During 2007, the Company declared and paid cash dividends to Securian Financial Group, Inc. totaling $10,500,000. Additionally, the Company declared and paid a dividend in the form of an investment in common stock to Securian Financial Group, Inc. totaling $5,000,000 and the Company declared and paid a dividend in the form of an investment in preferred stock to Securian Financial Group, Inc. totaling $400,000. During 2006, the Company declared and paid cash dividends to Securian Financial Group, Inc. totaling $65,000,000. Additionally, the Company declared and paid a dividend in the form of an investment in preferred stock to Securian Financial Group, Inc. totaling $805,000. During 2005, the Company declared and paid cash dividends to Securian Financial Group, Inc. totaling $12,500,000.

     Dividend payments by Minnesota Life Insurance Company to its parent cannot exceed the greater of 10% of statutory capital and surplus or the statutory net gain from operations as of the preceding year-end, as well as the timing and amount of dividends paid in the preceding 12 months, without prior approval from the Department of Commerce. Based on these limitations and 2007 statutory results, the maximum amount available for the payment of dividends during 2008 by Minnesota Life Insurance Company without prior regulatory approval is $181,807,000.

     During 2007, Securian Financial Group, Inc. contributed capital to the Company in the amount of $14,000,000. This contribution was made in the form of cash. During 2005, Securian Financial Group, Inc. contributed capital to the Company in the amount of $6,900,000. This contribution was made in the form of cash. Additionally, during 2005, Securian Financial Group, Inc. contributed capital to the Company in the amount of $13,568,000, representing the affiliated stock of Securian Life Insurance Company.

(21) COMMITMENTS AND CONTINGENCIES

     The Company is involved in various pending or threatened legal proceedings arising out of the normal course of business. In the opinion of management, the ultimate resolution of such litigation will likely not have a material adverse effect on consolidated operations or the financial position of the Company.

     In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits relating to life insurance and annuity pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements against life insurers other than the Company.

     The financial services industry, including mutual fund, variable annuity, life insurance and distribution companies, has been the subject of increasing scrutiny by regulators, legislators and the media over the past few years. Many regulators, including the SEC, the Financial Industry Regulatory Authority and the New York State Attorney General, have commenced industry-wide investigations regarding late trading and market timing in connection with mutual funds and variable insurance contracts, and have commenced enforcement actions against some mutual fund and life insurance companies on those issues. The Company has been contacted by the SEC, which is investigating market timing in certain mutual funds or in those types of insurance products offered by the Company. The Company has cooperated with these requests. Information requests from the SEC with respect to investigations into late trading and market timing were responded to by the Company and its affiliates and no further information requests have been received with respect to these matters.

     In addition, state and federal regulators have commenced investigations or other proceedings relating to compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products, and unsuitable sales and replacements by producers on behalf of the issuer. Also under investigation are compensation and revenue sharing arrangements between the issuers of variable insurance contracts and mutual funds or their affiliates, the use of side agreements and finite reinsurance agreements, and funding agreements. Related investigations and proceedings may be commenced in the future. The Company and/or its affiliates have been contacted by state and federal regulatory agencies for information relating to certain of these investigations. The Company is cooperating with regulators in connection with these requests.

     These proceedings are expected to continue in the future and could result in legal precedents and new industry-wide legislation, rules and regulations that could significantly affect the financial services industry, including life insurance and annuity companies. There can be no assurance that any such litigation or regulatory actions will not have a material adverse effect on the Company in the future.

     In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies (reinsurers). To the extent that a reinsurer is unable to meet its obligations under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed uncollectible.

     The Company holds TBA securities with extended forward contract dates which represent a future commitment. As of December 31, 2007 and 2006, these securities were reported at fair value of $10,912,000 and $24,646,000, respectively.

     The Company has long-term commitments to fund private equity investments and real estate investments totaling $236,489,000 as of December 31, 2007. The Company estimates that $78,000,000 of these commitments will be invested in 2008, with the remaining $158,489,000 invested over the next four years.

     As of December 31, 2007, the Company had committed to purchase mortgage loans totaling $14,700,000 but had not completed the purchase transactions.

     As of December 31, 2007, the Company had committed to purchase corporate bonds totaling $5,850,000 but had not completed the purchase transactions.

     The Company has a long-term lease agreement with an affiliated company, Capitol City Property Management, Inc, for rental space in downtown St. Paul. Minimum gross rental commitments under the lease are as follows:
     2008, $11,267,000; 2009, $11,267,000; 2010, $11,267,000; 2011, $11,267,000;
     2012, $11,267,000. The Company sub-leases space in downtown St. Paul. Commitments to the Company from these agreements are as follows: 2008, $739,000; 2009, $727,000; 2010, $575,000; 2011, $421,000; 2012, $247,000.
     Lease expense net of sub-lease income for the years ended December 31, 2007, 2006 and 2005 was $8,670,000, $8,558,000, and $8,910,000,
     respectively. The Company also has long-term lease agreements with unaffiliated companies for office facilities and equipment. Minimum gross rental commitments under these leases are as follows: 2008, $3,099,000; 2009, $3,227,000; 2010, $2,334,000; 2011, $1,422,000; 2012, $1,076,000.

     At December 31, 2007, the Company had guaranteed the payment of $71,300,000 policyholder dividends and discretionary amounts payable in 2008. The Company has pledged fixed maturity securities, valued at $83,833,000 to secure this guarantee. Pursuant to the Escrow Trust Account Agreement dated December 13, 1991 between Minnesota Life Insurance Company and Wells Fargo Bank, N.A., the Company pays irrevocable dividends to certain policyholders of the Company. Policyholders may choose the form in which the irrevocable dividend is applied, which include the cash payment of the dividend to the policyholder, using the dividend to purchase additional coverage or to increase the cash value of the policy. The policyholders covered by the Escrow Trust Account Agreement primarily includes owners of certain individual life insurance policies issued by the Company, but does not include all of the dividend-paying insurance policies issued by the Company.

     The Company has a 100% coinsurance agreement for its individual disability line within its Individual Financial Security business unit. Under the terms of this agreement, assets supporting the reserves transferred to the reinsurer are held under a trust agreement for the benefit of the Company in the event that the reinsurer is unable to perform its obligations. At December 31, 2007 and 2006 the assets held in trust were $632,083,000 and $625,898,000, respectively. These assets are not reflected in the accompanying consolidated balance sheets.

     The Company has guaranteed the payment of benefits under certain of its affiliates' non-qualified pension plans in the event that the affiliate is unable to make such payment. This guarantee is unfunded, unsecured and may be amended, modified or waived with written consent by the parties to the agreement. Management does not consider an accrual necessary relating to these guarantees.

     The Company is contingently liable under state regulatory requirements for possible assessments pertaining to future insolvencies and impairments of unaffiliated insurance companies. The Company records a liability for future guaranty fund assessments based upon known insolvencies, according to data received from the National Organization of Life and Health Insurance Guaranty Association. At December 31, 2007 and 2006 the amount was immaterial to the consolidated financial statements. An asset is recorded for the amount of guaranty fund assessments paid, which can be recovered through future premium tax credits. This asset was $1,611,000 and $1,529,000 as of December 31, 2007 and 2006, respectively. These assets are being amortized over a five-year period.

     Occasionally, the Company will enter into arrangements where by certain lease obligations related to general agents' office space are guaranteed. Management does not consider an accrual necessary relating to these guarantees.

     In connection with the dissolution of MIMLIC Life Insurance Company, the Company has agreed to guarantee all obligations and liabilities of MIMLIC Life Insurance Company that arise in the normal course of business. Management does not consider an accrual necessary relating to this guarantee.

     In connection with the sale of a subsidiary company in 1997, the Company has guaranteed the adequacy of claim reserves transferred under the agreement for a period of 10 years subsequent to the date of transfer. To the extent that these reserves have either been over or under provided for, an exchange of the difference is required by the agreement. Management reevaluates this exposure each accounting period. A liability of $2,008,000 and $1,008,000 was included in other liabilities on the consolidated balance sheets at December 31, 2007 and 2006 respectively. The Company is expected to settle the reserve difference with the buyer in 2008.

     The Company has minimum compensation agreements with certain sales and employee groups, the terms of which expire at various times through 2009. Such agreements, which have been revised from time to time, provide for minimum compensation for these groups. The aggregate future minimum commitment under these agreements at December 31, 2007 was approximately $1,780,000.

(22) STATUTORY ACCOUNTING PRACTICES

     The Company's insurance operations, domiciled in Minnesota, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the Department of Commerce of the states of domicile. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The Company's insurance operations have no material statutory accounting practices that differ from those of the state of domicile or the NAIC accounting practices. See note 20 for discussion of statutory dividend limitations.

     The Company's insurance operations are required to file financial statements with state and foreign regulatory authorities. The accounting principles used to prepare these statutory financial statements follow prescribed and permitted accounting principles, which differ from GAAP. On a statutory accounting basis, the Company reported net income of $186,648,000 in 2007, $172,804,000 in 2006, and $159,919,000 in 2005.
     Statutory surplus of these operations was $1,818,067,000 and $1,710,884,000 as of December 31, 2007 and 2006, respectively.

(23) SUBSEQUENT EVENTS

     In February 2008, the Company declared and paid a cash dividend to SFG in the amount of $20,000,000.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
 SCHEDULE I - SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2007
                                 (In thousands)

                                                                                  AS SHOWN
                                                                                   ON THE
                                                                  MARKET        CONSOLIDATED
TYPE OF INVESTMENT                                  COST (3)       VALUE     BALANCE SHEET (1)
                                                   ----------   ----------   -----------------
Fixed maturity securities
   U.S. government                                 $   33,619   $   34,088       $   34,088
   Agencies not backed by the full faith and
      credit of the U.S. government                    18,289       20,338           20,338
   Foreign governments                                  5,285        5,398            5,398
   Public utilities                                   505,413      518,355          518,355
   Asset-backed securities                            268,193      265,457          265,457
   Mortgage-backed securities                       2,362,580    2,375,064        2,375,064
   All other corporate fixed maturity securities    2,820,806    2,835,428        2,835,428
                                                   ----------   ----------       ----------
      Total fixed maturity securities               6,014,185    6,054,128        6,054,128
                                                   ----------   ----------       ----------

Equity securities:
   Common stocks:
      Public utilities                                  2,583        3,087            3,087
      Banks, trusts and insurance companies            60,794       75,423           75,423
      Industrial, miscellaneous and all other         426,779      518,394          518,394
   Nonredeemable preferred stocks                       3,591        2,756            2,756
                                                   ----------   ----------       ----------
      Total equity securities                         493,747      599,660          599,660
                                                   ----------   ----------       ----------

Mortgage loans on real estate                       1,247,183       xxxxxx        1,247,183
Real estate (2)                                           694       xxxxxx              694
Policy loans                                          321,063       xxxxxx          321,063
Other investments                                     203,462       xxxxxx          203,462
Private equity investments                            339,341       xxxxxx          410,649
Derivative investments                                 11,584       xxxxxx           11,584
Fixed maturity securities on loan                     596,078       xxxxxx          612,118
Equity securities on loan                              50,335       xxxxxx           61,665
                                                   ----------                    ----------
      Total                                         2,769,740       xxxxxx        2,868,418
                                                   ----------                    ----------
Total investments                                  $9,277,672       xxxxxx       $9,522,206
                                                   ==========                    ==========

(1) Fair value for common stocks and fixed maturity securities classified as available-for-sale.

(2) The carrying value of real estate acquired in satisfaction of indebtedness is $ -0-.

(3) Original cost reduced by impairment write-downs for equity securities and original cost reduced by repayments and impairment write-downs and adjusted for amortization of premiums and accrual of discounts for fixed maturity securities and other investments.

See accompanying report of independent registered public accounting firm.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
               SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION
                                 (In thousands)

                                                       AS OF DECEMBER 31,
                                   ----------------------------------------------------------
                                                  FUTURE POLICY
                                    DEFERRED        BENEFITS,                    OTHER POLICY
                                     POLICY      LOSSES, CLAIMS                   CLAIMS AND
                                   ACQUISITION   AND SETTLEMENT     UNEARNED       BENEFITS
       SEGMENT                        COSTS       EXPENSES (1)    PREMIUMS (2)      PAYABLE
----------------------             -----------   --------------   ------------   ------------
2007:
   Life insurance                    $640,808      $2,991,140       $222,637       $232,343
   Accident and health insurance       66,883         728,949         42,345         30,588
   Annuity                            186,659       3,545,495             76             78
                                     --------      ----------       --------       --------
                                     $894,350      $7,265,584       $265,058       $263,009
                                     ========      ==========       ========       ========

2006:
   Life insurance                    $636,082      $2,899,758       $222,080       $199,244
   Accident and health insurance       67,863         725,059         44,017         26,211
   Annuity                            168,636       3,573,357             42             48
                                     --------      ----------       --------       --------
                                     $872,581      $7,198,174       $266,139       $225,503
                                     ========      ==========       ========       ========

2005:
   Life insurance                    $607,463      $2,807,696       $197,776       $180,688
   Accident and health insurance       63,685         704,302         29,877         24,812
   Annuity                            152,609       3,568,234             31             57
                                     --------      ----------       --------       --------
                                     $823,757      $7,080,232       $227,684       $205,557
                                     ========      ==========       ========       ========

                                                              FOR THE YEARS ENDED DECEMBER 31,
                                   -----------------------------------------------------------------------------------
                                                                               AMORTIZATION
                                                                 BENEFITS,      OF DEFERRED
                                                    NET       CLAIMS, LOSSES      POLICY        OTHER
                                     PREMIUM     INVESTMENT   AND SETTLEMENT    ACQUISITION   OPERATING     PREMIUMS
       SEGMENT                     REVENUE (3)     INCOME      EXPENSES (5)        COSTS       EXPENSES    WRITTEN (4)
----------------------             -----------   ----------   --------------   ------------   ---------   ------------
2007:
   Life insurance                  $1,646,730     $302,117      $1,465,331       $135,180     $466,856
   Accident and health insurance      161,056       12,477          72,427         18,032       91,294
   Annuity                            147,161      207,776         193,856         28,300      137,693
                                   ----------     --------      ----------       --------     --------        ---
                                   $1,954,947     $522,370      $1,731,614       $181,512     $695,843        $--
                                   ==========     ========      ==========       ========     ========        ===

2006:
   Life insurance                  $1,476,332     $276,838      $1,336,912       $140,362     $433,882        $--
   Accident and health insurance      144,927       12,187          62,727         17,126       83,475         --
   Annuity                            135,099      211,375         193,909         27,144      124,959         --
                                   ----------     --------      ----------       --------     --------        ---
                                   $1,756,358     $500,400      $1,593,548       $184,632     $642,316        $--
                                   ==========     ========      ==========       ========     ========        ===

2005:
   Life insurance                  $1,314,171     $269,231      $1,164,212       $123,387     $427,570        $--
   Accident and health insurance      127,013       11,143          49,012         15,527       73,887         --
   Annuity                            136,646      206,639         207,339         23,596      123,477         --
                                   ----------     --------      ----------       --------     --------        ---
                                   $1,577,830     $487,013      $1,420,563       $162,510     $624,934        $--
                                   ==========     ========      ==========       ========     ========        ===

(1)  Includes policy and contract account balances

(2)  Includes unearned policy and contract fees

(3)  Includes policy and contract fees

(4)  Applies only to property and liability insurance

(5)  Includes policyholder dividends

See accompanying report of independent registered public accounting firm.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                            SCHEDULE IV - REINSURANCE
                  YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
                                 (In thousands)

                                                                                                    PERCENTAGE
                                                          CEDED TO    ASSUMED FROM                   OF AMOUNT
                                             GROSS         OTHER          OTHER           NET         ASSUMED
                                            AMOUNT       COMPANIES      COMPANIES       AMOUNT        TO NET
                                         ------------   -----------   ------------   ------------   ----------
2007: Life insurance in force            $475,804,865   $75,404,207   $158,001,860   $558,402,518      28.3%
                                         ============   ===========   ============   ============
      Premiums:
         Life insurance                  $    965,515   $    93,133   $    405,267   $  1,277,649      31.7%
         Accident and health insurance        232,066        85,676         14,666        161,056       9.1%
         Annuity                               29,286            --             --         29,286       0.0%
                                         ------------   -----------   ------------   ------------
            Total premiums               $  1,226,867   $   178,809   $    419,933   $  1,467,991      28.6%
                                         ============   ===========   ============   ============

2006: Life insurance in force            $419,319,492   $63,028,552   $154,997,537   $511,288,477      30.3%
                                         ============   ===========   ============   ============
      Premiums:
         Life insurance                  $    834,505   $    67,063   $    364,099   $  1,131,541      32.2%
         Accident and health insurance        220,054        85,416         10,289        144,927       7.1%
         Annuity                               32,354            --            117         32,471       0.4%
                                         ------------   -----------   ------------   ------------
            Total premiums               $  1,086,913   $   152,479   $    374,505   $  1,308,939      28.6%
                                         ============   ===========   ============   ============

2005: Life insurance in force            $365,941,212   $54,429,939   $131,535,964   $443,047,237      29.7%
                                         ============   ===========   ============   ============
      Premiums:
         Life insurance                  $    756,902   $    53,260   $    309,714   $  1,013,356      30.6%
         Accident and health insurance        202,025        75,772            760        127,013       0.6%
         Annuity                               43,426            --             41         43,467       0.1%
                                         ------------   -----------   ------------   ------------
            Total premiums               $  1,002,353   $   129,032   $    310,515   $  1,183,836      26.2%
                                         ============   ===========   ============   ============

See accompanying report of independent registered public accounting firm.

                            PART C: OTHER INFORMATION


Item Number    Caption in Part C

    26.        Exhibits

    27.        Directors and Officers of the Minnesota Life Insurance Company

    28.        Persons Controlled by or Under Common Control with Minnesota Life
               Insurance Company or Minnesota Life Variable Universal Life
               Account

    29.        Indemnification

    30.        Principal Underwriters

    31.        Location of Accounts and Records

    32.        Management Services

    33.        Fee Representation


                            PART C: OTHER INFORMATION
Item 26. Exhibits

The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

Item 27. Directors and Officers of the Minnesota Life Insurance Company


Name and Principal                     Position and Offices
Business Address                        with Minnesota Life
------------------                     --------------------
Brian C. Anderson                      Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Mary K. Brainerd                       Director
HealthPartners
8170 33rd Avenue South
Bloomington, MN  55425

John W. Castro                         Director
Merrill Corporation
One Merrill Circle
St. Paul, MN  55108

Jenean C. Cordon                       Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

John J. Coughlan                       Director
XATA Corporation
151 East Cliff Road
Burnsville, MN 55337

Susan L. Ebertz                        Vice President -- Group Insurance
Minnesota Life Insurance Company       Services
400 Robert Street North
St. Paul, MN  55101

Robert J. Ehren                        Senior Vice President - Life
Minnesota Life Insurance Company       Product Manufacturing
400 Robert Street North
St. Paul, MN  55101

Craig J. Frisvold                      Vice President - Individual
Minnesota Life Insurance Company       Underwriting and Claims
400 Robert Street North
St. Paul, MN  55101

Sara H. Gavin                          Director
Weber Shandwick Minneapolis
8000 Norman Center Drive
Suite 400
Bloomington, MN  55437

John F. Grundhofer                     Director
U.S. Bancorp
800 Nicollet Mall
Suite 2870
Minneapolis, MN  55402

Thomas A. Gustafson                    Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Mark B. Hier                           Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

John H. Hooley                         Director
4623 McDonald Drive Overlook
Stillwater, MN 55082


Name and Principal                     Position and Offices
Business Address                        with Minnesota Life
------------------                     --------------------
James E. Johnson                       Executive Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Wilford J. Kavanaugh                   Vice President -- Securian
Minnesota Life Insurance Company       Distribution Management
400 Robert Street North
St. Paul, MN  55101

Daniel H. Kruse                        Second Vice President and Actuary
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, NM 55101

David J. LePlavy                       Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Richard L. Manke                       Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Anthony J. Martins                     Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Jean Delaney Nelson                    Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Maria H. O'Phelan                      Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Robert M. Olafson                      Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

H. Geoffrey Peterson                   Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Kathleen L. Pinkett                    Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Dennis E. Prohofsky                    Director and Secretary
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Dwayne C. Radel                        Director, Senior Vice President and General Counsel
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Trudy A. Rautio                        Director
Carlson
701 Carlson Parkway
Minnetonka, MN  55305-8215

Robert L. Senkler                      Chairman, President and Chief
Minnesota Life Insurance Company       Executive Officer
400 Robert Street North
St. Paul, MN  55101

Gregory S. Strong                      Senior Vice President
Minnesota Life Insurance Company       and Treasurer
400 Robert Street North
St. Paul, MN  55101

Nancy R. Swanson                       Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Randy F. Wallake                       Director, Executive Vice President
Minnesota Life Insurance Company       & Vice Chair
400 Robert Street North
St. Paul, MN  55101

Loyall E. Wilson                       Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Nancy L. Winter                        Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Warren J. Zaccaro                      Director, Executive Vice President
Minnesota Life Insurance Company       and Chief Financial Officer
400 Robert Street North
St. Paul, MN  55101

Item 28. Persons Controlled by or Under Common Control with Minnesota Life Insurance Company or Minnesota Life Variable Universal Life Account

Wholly-owned subsidiary of Minnesota Mutual Companies, Inc.:

     Securian Holding Company (Delaware)

Wholly-owned subsidiaries of Securian Holding Company:

     Securian Financial Group, Inc. (Delaware)
     Capitol City Property Management, Inc.
     Robert Street Property Management, Inc.

Wholly-owned subsidiaries of Securian Financial Group, Inc.:

     Minnesota Life Insurance Company
     Securian Financial Network, Inc.
     Securian Ventures, Inc.
     Advantus Capital Management, Inc.
     Securian Financial Services, Inc.
     Securian Casualty Company

     CNL Financial Corporation (Georgia)

Wholly-owned subsidiaries of Minnesota Life Insurance Company:

     Personal Finance Company LLC (Delaware)
     Enterprise Holding Corporation
     Allied Solutions, LLC (Indiana)
     Securian Life Insurance Company

Wholly-owned subsidiaries of Enterprise Holding Corporation:

     Financial Ink Corporation
     Oakleaf Service Corporation
     Lafayette Litho, Inc.
     MIMLIC Funding, Inc.
     MCM Funding 1997-1, Inc.
     MCM Funding 1998-1, Inc.

Wholly-owned subsidiaries of Securian Financial Network, Inc.:

     Securian Financial Network, Inc. (Alabama)
     Securian Financial Network, Inc. (Nevada)
     Securian Financial Network, Inc. (Oklahoma)
     Securian Financial Network Insurance Agency, Inc. (Massachusetts)


Wholly-owned subsidiaries of CNL Financial Corporation:

     Cherokee National Life Insurance Company (Georgia)
     CNL/Insurance America, Inc. (Georgia)
     CNL/Resource Marketing Corporation (Georgia)
     Commodore National Reinsurance Company, Ltd.


Open-end registered investment company offering shares solely to separate accounts of Minnesota Life Insurance Company:

     Advantus Series Fund, Inc.

Majority-owned subsidiary of Securian Financial Group, Inc.:

     Securian Trust Company, N.A.


Fifty percent-owned subsidiary of Enterprise Holding Corporation:

     CRI Securities, LLC


Unless indicated otherwise parenthetically, each of the above corporations is a Minnesota corporation.

Item 29. Indemnification

The State of Minnesota has an indemnification statute (Minnesota Statutes 300.083), as amended, effective January 1, 1984, which requires indemnification of individuals only under the circumstances described by the statute. Expenses incurred in the defense of any action, including attorneys' fees, may be advanced to the individual after written request by the board of directors upon receiving an undertaking from the individual to repay any amount advanced unless it is ultimately determined that he or she is entitled to be indemnified by the corporation as authorized by the statute and after a determination that the facts then known to those making the determination would not preclude indemnification.

Indemnification is required for persons made a part to a proceeding by reason of their official capacity so long as they acted in good faith, received no improper personal benefit and have not been indemnified by another organization. In the case of a criminal proceeding, they must also have had no reasonable cause to believe the conduct was unlawful. In respect to other acts arising out of official capacity: (1) where the person is acting directly for the corporation there must be a reasonable belief by the person that his or her conduct was in the best interests of the corporation or, (2) where the person is serving another organization or plan at the request of the corporation, the person must have reasonably believed that his or her conduct was not opposed to the best interests of the corporation. In the case of persons not directors, officers or policy-making employees, determination of eligibility for indemnification may be made by a board-appointed committee of which a director is a member. For other employees, directors and officers, the determination of eligibility is made by the Board or a committee of the Board, special legal counsel, the shareholder of the corporation or pursuant to a judicial proceeding.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Minnesota Life Insurance Company and Minnesota Life Variable Universal Life Account pursuant to the foregoing provisions, or otherwise, Minnesota Life Insurance Company and Minnesota Life Variable Universal Life Account have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Minnesota Life Insurance Company and Minnesota Life Variable Universal Life Account of expenses incurred or paid by a director, officer or controlling person of Minnesota Life Insurance Company and Minnesota Life Variable Universal Life Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, Minnesota Life Insurance Company and Minnesota Life Variable Life will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

     (a) Securian Financial Services, Inc. currently acts as a principal underwriter for the following investment companies:

         Variable Fund D
         Variable Annuity Account
         Minnesota Life Variable Life Account
         Minnesota Life Variable Universal Life Account
         Securian Life Variable Universal Life Account
         Minnesota Life Individual Variable Universal Life Account

     (b) Directors and officers of Securian Financial Services, Inc.:

                                      Positions and
Name and Principal                       Offices
Business Address                     with Underwriter
------------------                   ----------------
George I. Connolly                   President, Chief
Securian Financial Services, Inc.    Executive Officer and
400 Robert Street North              Director
St. Paul, Minnesota 55101


Lynda S. Czarnetzki                  Vice President - Financial
Securian Financial Services, Inc.    Management and Treasurer
400 Robert Street North
St. Paul, Minnesota 55101


Warren J. Zaccaro                    Director
Minnesota Life
  Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101

Dwayne C. Radel                      Director
Minnesota Life
  Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101

Richard A. Diehl                     Vice President and
Securian Financial Services, Inc.    Chief Investment Officer
400 Robert Street North
St. Paul, Minnesota 55101


Scott C. Thorson                     Vice President - Operations
Securian Financial Services, Inc.
400 Robert Street North
St. Paul, Minnesota 55101


                                      Positions and
Name and Principal                       Offices
Business Address                     with Underwriter
------------------                   ----------------

Loyall E. Wilson                     Vice President, Chief
Securian Financial Services, Inc.    Compliance Officer and
400 Robert Street North              Secretary
St. Paul, Minnesota 55101

Suzanne M. Chochrek                  Vice President - Business
Securian Financial Services, Inc.    and Market Development
400 Robert Street North
St. Paul, Minnesota 55101

Kimberly K. Carpenter                Assistant Secretary
Securian Financial Services, Inc.
400 Robert Street North
St. Paul, Minnesota 55101

Allen L. Peterson                    Assistant Secretary
Securian Financial Services, Inc.
400 Robert Street North
St. Paul, Minnesota 55101

Janet M. Hill                        Assistant Secretary
Securian Financial Services, Inc.
400 Robert Street North
St. Paul, Minnesota 55101

Jay R. Brown                         Assistant Secretary
Securian Financial Services, Inc.
400 Robert Street North
St. Paul, Minnesota 55101


     (c) All commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:


 Name of            Net Underwriting  Compensation on
Principal             Discounts and    Redemption or    Brokerage      Other
Underwriter            Commissions     Annuitization   Commissions  Compensation
-----------         ----------------  ---------------  -----------  ------------


Securian Financial,
 Services Inc.         $     493,824         --             --           --


Item 31. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the physical possession of Minnesota Life Insurance Company, St. Paul, Minnesota 55101.

Item 32. Management Services

None.

Item 33. Fee Representation

Minnesota Life Insurance Company hereby represents that, as to the variable life insurance policies which are the subject of this Registration Statement, File No. 33-85496, the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Minnesota Life Insurance Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Minnesota Life Variable Universal Life Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Saint Paul, and State of Minnesota, on the 28th day of April, 2008.


                                  MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                                                    (Registrant)

                              By: MINNESOTA LIFE INSURANCE COMPANY
                                                    (Depositor)

                                  By /s/ Robert L. Senkler
                                     -------------------------------------------
                                                 Robert L. Senkler
                                               Chairman of the Board,
                                        President and Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed below by the following persons in their capacities with the Depositor and on the date indicated.


Signature                        Title                                Date
---------                        -----                                ----
/s/ Robert L. Senkler                                          April 28, 2008
---------------------------
Robert L. Senkler                Chairman, President and
                                 Chief Executive Officer

*                                Director
---------------------------
Mary K. Brainerd

                                 Director
---------------------------
John W. Castro

*                                Director
---------------------------
John J. Coughlan


Signature                        Title                                 Date
---------                        -----                                 ----

*
---------------------------      Director
Sara H. Gavin

*                                Director
---------------------------
John F. Grundhofer

                                 Director
---------------------------
John H. Hooley

*                                Director
---------------------------
Dennis E. Prohofsky

*                                Director
---------------------------
Dwayne C. Radel

*                                Director
---------------------------
Trudy A. Rautio

*                                Director
---------------------------
Randy F. Wallake

*                                Director
---------------------------
Warren J. Zaccaro

/s/ Warren J. Zaccaro
---------------------------      Executive Vice President       April 28, 2008
Warren J. Zaccaro                and Chief Financial Officer
                                 (chief financial officer)

/s/ Warren J. Zaccaro
---------------------------      Executive Vice President       April 28, 2008
Warren J. Zaccaro                and Chief Financial Officer
                                 (chief accounting officer)

/s/ Gregory S. Strong
---------------------------      Senior Vice President, Chief   April 28, 2008
Gregory S. Strong                Actuary and Treasurer
                                 (treasurer)

/s/ Dwayne C. Radel
---------------------------      Attorney-in-Fact               April 28, 2008
Dwayne C. Radel


* Pursuant to power of attorney dated February 11, 2008, a copy of which is filed herewith.

                                  EXHIBIT INDEX


Exhibit Number      Description of Exhibit
--------------      ----------------------

26(a)               Resolution of the Board of Trustees of The Minnesota Mutual
                    Life Insurance Company dated August 8, 1994, filed on
                    March 3, 1997 as Exhibit A(1) to the Registrant's Form S-6,
                    File Number 33-85496, Post-Effective Amendment Number 2, is hereby incorporated by reference.

26(b)               Not Applicable.

26(c)(1)            Distribution Agreement, filed on March 3, 1997 as
                    Exhibit A (3)(a) to the Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 2, is hereby incorporated by reference.

26(c)(2)            Agent Sales Agreement, filed on March 3, 1997 as
                    Exhibit A(3)(b) to the Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 2, is hereby incorporated by reference.

26(d)(1)            Group Variable Universal Life Policy, form MHC-94-18660 Rev.
                    5-2001, filed on April 24, 2002 as Exhibit A(5)(a) to the
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 9, is hereby incorporated by reference.

26(d)(2)            Group Variable Universal Life Policy Certificate, Level
                    Death Benefit, form MHC-94-18661 Rev. 5-2001, filed on April 24, 2002 as Exhibit A(5)(b) to the Registrant's
                    Form S-6, File Number 33-85496, Post-Effective Amendment
                    Number 9, is hereby incorporated by reference.

26(d)(3)            Group Variable Universal Life Policy Certificate, Variable
                    Death Benefit, form MHC-94-18662 Rev. 5-2001, filed on April 24, 2002 as Exhibit A(5)(c) to the Registrant's
                    Form S-6, File Number 33-85496, Post-Effective Amendment
                    Number 9, is hereby incorporated by reference.

26(d)(4)            Special Rider for use with Group Policy, form MHC-94-18672
                    Rev. 1-95, filed on March 4, 1999 as Exhibit A(5)(d) to the
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 4, is hereby incorporated by reference.

26(d)(5)            Spouse Coverage for use with Group Policy Certificate, Level
                    Death Benefit, form MHC-94-18670 Rev. 5-2001, filed on April 24, 2002 as Exhibit A(5)(e) to the Registrant's
                    Form S-6, File Number 33-85496, Post-Effective Amendment
                    Number 9, is hereby incorporated by reference.

26(d)(6)            Spouse Coverage for use with Group Policy Certificate,
                    Variable Death Benefit, form MHC-94-18671 Rev. 5-2001, filed on April 24, 2002 as Exhibit A(5)(f) to the Registrant's
                    Form S-6, File Number 33-85496, Post-Effective Amendment
                    Number 9, is hereby incorporated by reference.

26(d)(7)            Waiver Agreement, Certificate Supplement, for use with Group
                    Policy, form MHC-94-18676 filed on March 4, 1999 as
                    Exhibit A(5)(g) to

Exhibit Number      Description of Exhibit
--------------      ----------------------

                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 4, is hereby incorporated by reference.

26(d)(8)            Children's Rider, Certificate Supplement, for use with Group
                    Policy, form MHC-94-18679 filed on March 4, 1999 as
                    Exhibit A(5)(h)to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 4, is hereby incorporated by reference.

26(d)(9)            Accidental Death and Dismemberment Rider, Certificate
                    Supplement, for use with Group Policy, form MHC-94-18680 filed on March 4, 1999 as Exhibit A(5)(i) to Registrant's
                    Form S-6, File Number 33-85496, Post-Effective Amendment
                    Number 4, is hereby incorporated by reference.

26(d)(10)           Accelerated Benefits Agreement, for use with Group Policy, form MHC-94-18677 filed on March 13, 2000 as Exhibit A(5)(j)
                    to Registrant's Form S-6, File Number 33-85496,
                    Post-Effective Amendment Number 6, is hereby incorporated by reference.

26(d)(11)           Accelerated Benefits, Certificate Supplement, for use with
                    Group Policy, form MHC-94-18678 filed on March 13, 2000 as
                    Exhibit A(5)(k) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 6, is hereby
                    incorporated by reference.

26(d)(12)           Policy Rider - Children's Benefit, for use with Group
                    Policy, form MHC-94-18681 filed on March 4, 1999 as
                    Exhibit A(5)(l) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 4, is hereby
                    incorporated by reference.

26(d)(13)           Policy Rider - Accidental Death and Dismemberment, for use
                    with Group Policy, form MHC-94-18682 filed on March 4, 1999 as Exhibit A(5)(m) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 4, is hereby
                    incorporated by reference.

26(d)(14)           Policy Rider - Waiver of Premium, for use with Group Policy, form MHC-94-18683 filed on March 13, 2000 as Exhibit A(5)(n)
                    to Registrant's Form S-6, File Number 33-85496,
                    Post-Effective Amendment Number 6, is hereby incorporated by reference.

26(d)(15)           Individual Variable Universal Life Policy, Level Death
                    Benefit, form MHC-94-18665 Rev. 5-2001, filed on April 24,
                    2002 as Exhibit A(5)(o) to the Registrant's Form S-6, File
                    Number 33-85496, Post-Effective Amendment Number 9, is
                    hereby incorporated by reference.

26(d)(16)           Individual Variable Universal Life Policy, Variable Death
                    Benefit, form MHC-94-18673 Rev. 5-2001, filed on April 24,
                    2002 as Exhibit A(5)(p) to the Registrant's Form S-6, File
                    Number 33-85496, Post-Effective Amendment Number 9, is
                    hereby incorporated by reference.

26(d)(17)           Individual Policy Rider - Accelerated Benefits Agreement,
                    for use with the Individual Policy, form MHC-94-18686 filed on March 4, 1999 as Exhibit A(5)(q) to Registrant's Form
                    S-6, File Number 33-85496, Post-Effective Amendment Number
                    4, is hereby incorporated by reference.

26(d)(18)           Individual Policy Rider - Accidental Death and Dismemberment
                    Benefit, for use with the Individual Policy, form
                    MHC-94-18687 filed on March 4, 1999 as Exhibit A(5)(r) to
                    Registrant's Form S-6, File



Exhibit Number      Description of Exhibit
--------------      ----------------------

                    Number 33-85496, Post-Effective Amendment Number 4, is hereby incorporated by reference.

26(d)(19)           Individual Policy Rider - Waiver Agreement, for use with the
                    Individual Policy, form MHC-94-18688 filed on March 4, 1999 as Exhibit A(5)(s) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 4, is hereby
                    incorporated by reference.

26(d)(20)           Individual Policy Rider - Children's Benefit, for use with the Individual Policy, form MHC-94-18689 filed on March 4,
                    1999 as Exhibit A(5)(t) to Registrant's Form S-6, File
                    Number 33-85496, Post-Effective Amendment Number 4, is
                    hereby incorporated by reference.

26(d)(21)           Policyholder Contribution Rider, for use with the Group
                    Policy, form MHC-96-18701 filed on March 4, 1999 as
                    Exhibit A(5)(u) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 4, is hereby
                    incorporated by reference.

26(d)(22)           Policyholder Contribution Certificate Supplement, for use
                    with the Group Policy, form MHC-96-18702 filed on March 4,
                    1999 as Exhibit A(5)(v) to Registrant's Form S-6, File
                    Number 33-85496, Post-Effective Amendment Number 4, is
                    hereby incorporated by reference.

26(d)(23)           Spouse and Child Term Life Insurance Policy Rider, for use
                    with the Group Policy, form MHC-96-18703 filed on March 4,
                    1999 as Exhibit A(5)(w) to Registrant's Form S-6, File
                    Number 33-85496, Post-Effective Amendment Number 4, is
                    hereby incorporated by reference.

26(d)(24)           Spouse and Child Term Life Insurance Certificate Supplement,
                    for use with the Group Policy, form MHC-96-18704 filed
                    on March 4, 1999 as Exhibit A(5)(x) to Registrant's Form
                    S-6, File Number 33-85496, Post-Effective Amendment Number
                    4, is hereby incorporated by reference.

26(d)(25)           Group Variable Universal Life Guaranteed Account Amendment,
                    for use with the Group Policy, form 00-30133 filed
                    on February 27, 2001 as Exhibit A(5)(y) to Registrant's Form
                    S-6, File Number 33-85496, Post-Effective Amendment Number
                    7, is hereby incorporated by reference.

26(d)(26)           Group Variable Universal Life Guaranteed Account
                    Endorsement, for use with the Group Policy, form 00-30134
                    filed on February 27, 2001 as Exhibit A(5)(z) to
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 7, is hereby incorporated by reference.

26(d)(27)           Group Variable Universal Life Partial Surrender Amendment,
                    for use with the Group Policy, form 00-30158 filed on
                    February 27, 2001 as Exhibit A(5)(aa) to Registrant's Form
                    S-6, File Number 33-85496, Post-Effective Amendment Number
                    7, is hereby incorporated by reference.

26(d)(28)           Group Variable Universal Life Partial Surrender Endorsement,
                    for use with the Group Policy, form 00-30159 filed on
                    February 27, 2001 as Exhibit A(5)(bb) to Registrant's Form
                    S-6, File Number 33-85496, Post-Effective Amendment Number
                    7, is hereby incorporated by reference.



Exhibit Number      Description of Exhibit
--------------      ----------------------

26(d)(29)           Variable Universal Life Guaranteed Account Amendment, form
                    01-30390, filed on April 24, 2002 as Exhibit A(5)(cc) to the
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 9, is hereby incorporated by reference.

26(d)(30)           Variable Universal Life Partial Surrender Amendment, form
                    01-30391, filed on April 24, 2002 as Exhibit A(5)(dd) to the
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 9, is hereby incorporated by reference.

26(d)(31)           Spouse/Domestic Partner Coverage Rider, form 07-30969, filed on February 29, 2008 as Exhibit 26(d)(31) to the
                    Registrant's Form N-6, File Number 33-85496, Post-Effective
                    Amendment Number 18, is hereby incorporated by reference.

26(d)(32)           Certificate of Insurance Spouse/Domestic Partner Coverage,
                    form 07-30970, filed on February 29, 2008 as Exhibit
                    26(d)(32) to the Registrant's Form N-6, File Number
                    33-85496, Post-Effective Amendment Number 18, is hereby
                    incorporated by reference.

26(d)(33)           Policy Rider Waiver Agreement, form 07-30971, filed on
                    February 29, 2008 as Exhibit 26(d)(33) to the Registrant's
                    Form N-6, File Number 33-85496, Post-Effective Amendment
                    Number 18, is hereby incorporated by reference.

26(d)(34)           Certificate Supplement - Waiver Agreement, form 07-30972,
                    filed on February 29, 2008 as Exhibit 26(d)(34) to the
                    Registrant's Form N-6, File Number 33-85496, Post-Effective
                    Amendment Number 18, is hereby incorporated by reference.

26(d)(35)           Spouse and Child Term Life Insurance Policy Rider, form
                    07-30960, filed on February 29, 2008 as Exhibit 26(d)(35)
                    to the Registrant's Form N-6, File Number 33-85496,
                    Post-Effective Amendment Number 18, is hereby incorporated by reference.

26(d)(36)           Spouse and Child Term Life Insurance Certificate Supplement,
                    form 07-30961, filed on February 29, 2008 as Exhibit
                    26(d)(36) to the Registrant's Form N-6, File Number
                    33-85496, Post-Effective Amendment Number 18, is hereby
                    incorporated by reference.

26(d)(37)           Policy Rider Accidental Death and Dismemberment Benefit,
                    form 07-30962, filed on February 29, 2008 as Exhibit
                    26(d)(37) to the Registrant's Form N-6, File Number
                    33-85496, Post-Effective Amendment Number 18, is hereby
                    incorporated by reference.

26(d)(38)           Certificate Supplement Accidental Death and Dismemberment
                    Benefit, form 07-30963, filed on February 29, 2008 as
                    Exhibit 26(d)(38) to the Registrant's Form N-6, File
                    Number 33-85496, Post-Effective Amendment Number 18, is
                    hereby incorporated by reference.

26(e)(1)            Group Variable Universal Life Policy Application, form
                    MHC-94-18663 Rev. 2-96, filed on March 4, 1999 as
                    Exhibit A(10)(a)(i) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 4, is hereby incorporated by reference.

26(e)(2) Group Variable Universal Life Policy, Individual Enrollment, form 00-30198, filed on February 27, 2001 as Exhibit
                    A(10)(a)(ii)to Registrant's Form S-6, File Number 33-85496,
                    Post-Effective Amendment Number 7, is hereby incorporated by reference.

26(e)(3)            Group Variable Universal Life Policy, Evidence of
                    Insurability form, form MHC-94-18669, filed on March 4, 1999 as Exhibit A(10)(a)(v) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 4, is hereby incorporated by reference.

26(e)(4) Group Variable Universal Life Policy, Spouse Enrollment, form 00-30242, filed on February 27, 2001 as Exhibit
                    A(10)(a)(iv)to Registrant's Form S-6, File Number 33-85496,
                    Post-Effective Amendment Number 7, is hereby incorporated by reference.

26(e)(5) Variable Universal Life Employee Application, form 01-30392, filed on April 24, 2002 as Exhibit A(10)(a)(v)to
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 9, is hereby incorporated by reference.

26(e)(6) Variable Universal Life Spouse Application, form 01-30393, filed on April 24, 2002 as Exhibit A(10)(a)(vi)to
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 9, is hereby incorporated by reference.

26(f)(1) Restated Certificate of Incorporation of the Depositor filed on March 4, 1999 as Exhibit A(6)(a) to Registrant's Form
                    S-6, File Number 33-85496, Post-Effective Amendment Number
                    4, is hereby incorporated by reference.

26(f)(2)            Bylaws of the Depositor filed on November 23, 2004 as
                    Exhibit 26(f)(2) to Minnesota Life Variable Life Account's
                    Form N-6, File Number 333-120704, Initial Registration
                    Statement, is hereby incorporated by reference.

26(g)               Automatic Reinsurance Agreement between Minnesota Life
                    Insurance Company and Swiss Re Life & Health America Inc.
                    filed on September 9, 2003 as Exhibit 27(g) to Registrant's
                    Form N-6, File Number 33-85496, Post-Effective Amendment
                    Number 12, is hereby incorporated by reference.

26(h)(1)(i)         Participation Agreement among Advantus Series Fund, Inc.,
                    Advantus Capital Management, Inc. and Minnesota Life
                    Insurance Company, filed on September 7, 2007 as Exhibit
                    23(h)(3) to Advantus Series Fund, Inc.'s Form N-1A, File Number
                    2-96990, Post-Effective Amendment Number 35, is hereby
                    incorporated by reference.


Exhibit Number      Description of Exhibit
--------------      ----------------------
26(h)(1)(ii)        Shareholder Information Agreement between Advantus Series
                    Fund, Inc. and Minnesota Life Insurance Company, filed on
                    April 20, 2007 as Exhibit 26(h)(1)(iv) to Registrant's Form N-6,
                    File Number 33-85496. Post-Effective Amendment Number 17, is hereby incorporated by reference.

26(h)(2)(i)         Fund Participation Agreement between Janus Aspen Series,
                    Janus Distributors, Inc. and Minnesota Life Insurance
                    Company, filed on February 27, 2003 as Exhibit 27(h)(2)(i)
                    to Registrant's Form N-6, File Number 33-85496,
                    Post-Effective Amendment Number 10, is hereby incorporated by reference.

26(h)(2)(ii)        Addendum Dated May 1, 2000 to Fund Participation Agreement
                    between Janus Aspen Series, Janus Distributors, Inc. and
                    Minnesota Life Insurance Company, filed on February 27, 2003 as Exhibit 27(h)(2)(ii) to Registrant's Form N-6, File
                    Number 33-85496, Post-Effective Amendment Number 10, is
                    hereby incorporated by reference.

26(h)(2)(iii)       Amendment to Fund Participation Agreement between Janus
                    Aspen Series, Janus Distributors, Inc. and Minnesota Life
                    Insurance Company, filed on February 27, 2003 as Exhibit
                    27(h)(2)(iii) to Registrant's Form N-6, File Number
                    33-85496, Post-Effective Amendment Number 10, is hereby
                    incorporated by reference.

26(h)(2)(iv)        Amendment Dated December 1, 2002 to Fund Participation
                    Agreement between Janus Aspen Series, Janus Distributors,
                    Inc. and Minnesota Life Insurance Company, filed on February
                    27, 2003 as Exhibit 27(h)(2)(iv) to Registrant's Form N-6,
                    File Number 33-85496, Post-Effective Amendment Number 10, is
                    hereby incorporated by reference.

26(h)(2)(v)         Amendment Dated March 1, 2004 to Fund Participation
                    Agreement between Janus Aspen Series, Janus Distributors LLC and Minnesota Life Insurance Company, filed on April 22,
                    2005 as Exhibit 26(h)(2)(v) to Registrant's Form N-6, File
                    Number 33-85496, Post-Effective Amendment Number 14, is
                    hereby incorporated by reference.

26(h)(2)(vi)        Amendment dated May 1, 2005 to the Fund Participation
                    Agreement between Janus Aspen Series, Janus Distributors LLC and Minnesota Life Insurance Company, previously filed as
                    Exhibit 26(h)(2)(vi) to Minnesota Life Variable Life
                    Account's Form N-6, File Number 33-64395, Post-Effective
                    Amendment Number 13, on April 21, 2006, is hereby
                    incorporated by reference.


26(h)(2)(vii)       Amendment Number Two to the Fund Participation Agreement
                    between Janus Aspen Series, Janus Distributors LLC and
                    Minnesota Life Insurance Company, filed on December 20, 2006 as Exhibit 24(c)(d)(vi) to Variable Annuity Account's Form
                    N-4, File Number 333-136242, Pre-Effective Amendment Number
                    2, is hereby incorporated by reference.


26(h)(2)(viii)      Rule 22c-2 Shareholder Information Agreement between Janus
                    Capital Management, LLC, Janus Services LLC, Janus
                    Distributors LLC, Janus Aspen Series and Minnesota Life
                    Insurance Company, filed on April 20, 2007 as Exhibit
                    26(h)(2)(viii) to Registrant's Form N-6, File Number
                    33-85496, Post-Effective Amendment Number 17, is hereby
                    incorporated by reference.

26(h)(3)(i)         Amended and Restated Participation Agreement among Variable
                    Insurance Products Fund, Fidelity Distributors Corporation
                    and Minnesota Life Insurance Company, filed on April 20, 2007 as
                    Exhibit 26(h)(3) to Registrant's Form N-6, File Number 33-85496,
                    Post-Effective Amendment Number 17, is hereby incorporated by reference.

26(h)(3)(ii)        First Amendement to Amended and Restated Participation
                    Agreement among Minnesota Life Insurance Company, Fidelity
                    Distributors Corporation, Variable Insurance Products Fund,
                    Variable Insurance Products Fund II, Variable Insurance Products
                    Fund III and Variable Insurance Products Fund IV, previously filed on December 14, 2007 as exhibit 26(h)(4)(ii) to Minnesota Life
                    Individual Variable Universal Life Account's Form N-6, File Number
                    333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

Exhibit Number      Description of Exhibit
--------------      ----------------------

26(h)(4)            Fund Shareholder Services Agreement between Minnesota Life
                    Insurance Company and Ascend Financial Services, Inc., filed on February 27, 2003 as Exhibit 27(h)(6) to
                    Registrant's Form N-6, File Number 33-85496, Post-Effective
                    Amendment Number 10, is hereby incorporated by reference.

26(h)(5)(i)         Waddell & Reed Target Funds, Inc. Participation Agreement,
                    previously filed on February 19, 2004 as exhibit 27(h)(15)
                    to Minnesota Life Variable Life Account's Form N-6, File
                    Number 333-109853, Pre-Effective Amendment Number 1, is
                    hereby incorporated by reference.

26(h)(5)(ii)        Amendment Number One to the Target Funds Participation
                    Agreement among Minnesota Life Insurance Company, Waddell &
                    Reed, Inc. and W&R Target Funds, Inc., previously filed as
                    Exhibit 26(h)(15)(ii) to Minnesota Life Variable Life
                    Account's Form N-6, File Number 33-64395, Post-Effective
                    Amendment Number 13, on April 21, 2006, is hereby
                    incorporated by reference.

26(h)(5)(iii)       Shareholder Information Agreement among Ivy Funds
                    Distributor, Inc., Waddell & Reed, Inc. and Minnesota Life
                    Insurance Company, filed on April 20, 2007 as Exhibit
                    26(h)(5)(iii) to Registrant's Form N-6, File Number 33-85496,
                    Post-Effective Amendment Number 17, is hereby incorporated by reference.

26(h)(6)(i)         Participation Agreement between Lord Abbett Distributor
                    LLC and Minnesota Life Insurance Company filed on April 27,
                    2004 as Exhibit 27(h)(8) to Registrant's Form N-6, File
                    Number 33-85496, Post-Effective Amendment Number 13, is
                    hereby incorporated by reference.

26(h)(6)(ii)        Rule 22c-2 Agreement between Lord Abbett Distributor LLC and
                    Minnesota Life Insurance Company, filed on April 20, 2007 as Exhibit
                    26(h)(6)(ii) to Registrant's Form N-6, File Number 33-85496,
                    Post-Effective Amendment Number 17, is hereby incorporated by reference.

26(h)(7)(i)         Participation Agreement among Van Eck Worldwide Insurance
                    Trust, Van Eck Securities Corporation, Van Eck
                    Associations Corporation and Minnesota Life Insurance
                    Company, filed on February 29, 2008 as Exhibit 26(h)(7)(i)
                    to the Registrant's Form N-6, File Number 33-85496,
                    Post-Effective Amendment Number 18, is hereby incorporated by reference.

26(h)(7)(ii)        Van Eck Shareholder Information Agreement between Minnesota
                    Life Insurance Company and Van Eck Securities Corporation, filed on April 20, 2007 as Exhibit 26(h)(7)(ii) to Registrant's Form
                    N-6, File Number 33-85496, Post-Effective Amendment Number 17,
                    is hereby incorporated by reference.

26(h)(8)(i)         Participation Agreement among BlackRock Variable Series Funds, Inc.,
                    BlackRock Distributors, Inc. and Minnesota Life Insurance Company.

26(h)(8)(ii)        Shareholder Information Rule 22c-2 Agreement between BlackRock
                    Variable Series Funds, Inc. and BlackRock Series Fund, Inc. and
                    Minnesota Life Insurance Company.

26(i)(1)            Investment Accounting Agreement between Securian Financial
                    Group, Inc. and State Street Bank and Trust Company, previously filed on February 26, 2003 as Exhibit 24(c)8(q) to Variable Annuity Account's Form N-4, File Number
                    333-91784, Post-Effective Amendment Number 1, is hereby incorporated by reference.

26(i)(2)            Administration Agreement between Securian Financial Group,
                    Inc. and State Street Bank and Trust Company, previously filed on February 26, 2003 as Exhibit 24(c)8(r) to Variable
                    Annuity Account's Form N-4, File Number 333-91784,
                    Post-Effective Amendment Number 1, is hereby incorporated by reference.

26(j)               Not Applicable.

26(k)               Opinion and consent of Ted Schmelzle, Esq.

26(l)               Actuarial opinion of Brian C. Anderson, FSA.

26(m)               Calculations.

26(n)               Consent of KPMG LLP.

26(o)               Not Applicable.

26(p)               Not Applicable.

26(q)               Redeemability exemption, filed on April 20, 2007 as Exhibit
                    26(q) to Registrant's Form N-6, File Number 33-85496,
                    Post-Effective Amendment Number 17, is hereby incorporated by reference.

26(r)               Minnesota Life Insurance Company - Power of Attorney to Sign
                    Registration Statements.